UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.

BlackRock Advantage Large Cap Core V.I. Fund (Formerly BlackRock Large Cap Core V.I. Fund)

BlackRock Advantage Large Cap Value V.I. Fund (Formerly BlackRock Large Cap Value V.I. Fund)

BlackRock Advantage U.S. Total Market V.I. Fund (Formerly BlackRock Value Opportunities V.I. Fund)

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock Government Money Market V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock iShares Alternative Strategies V.I. Fund

BlackRock iShares Dynamic Allocation V.I Fund

BlackRock iShares Dynamic Fixed Income V.I. Fund

BlackRock iShares Equity Appreciation V.I. Fund

BlackRock Large Cap Focus Growth V.I. Fund (Formerly BlackRock Large Cap Growth V.I. Fund)

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2017

Date of reporting period: 06/30/2017

Item 1 – Report to Stockholders

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. For its part, the European Central Bank also began to signal its intent to wind down asset purchases and begin the long move toward policy normalization, contingent upon further improvement in economic growth.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the outlook for economic growth have kept markets relatively tranquil.

In the fifth edition of our Global Investor Pulse Survey, we heard from 28,000 individuals across 18 countries, including more than 4,000 respondents from the United States. While retirement remains the single most important issue for American investors, only a third of respondents feel confident that they will have enough retirement income, and nearly 40% of respondents have yet to begin saving for retirement. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.34%	17.90%
U.S. small cap equities (Russell 2000® Index)	4.99	24.60
International equities (MSCI Europe, Australasia, Far East Index)	13.81	20.27
Emerging market equities (MSCI Emerging Markets Index)	18.43	23.75
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.31	0.49
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.08	(5.58)
U.S. investment grade bonds (Bloomberg Barclays U.S.Aggregate Bond Index)	2.27	(0.31)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.26	(0.28)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% IssuerCapped Index)	4.92	12.69

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	1

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Advantage Large Cap Core V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock Advantage Large Cap Core V.I. Fund

Investment Objective

BlackRock Advantage Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

On March 27, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Large Cap Core V.I. Fund to BlackRock Advantage Large Cap Core V.I. Fund. The Board also approved certain changes to the Fund’s investment strategies. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund outperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•

In sector terms, information technology (“IT”) was the prime contributor to relative performance due to strength among semiconductor and software holdings. Consumer discretionary also aided results, in particular media, household durables and hotels, restaurants & leisure. Selection in materials and underweight exposure to telecommunication services benefited as well. The main detractors from performance were health care and financials. Pharmaceutical and biotechnology weakness weighed in health care, while banks and capital markets were a drag in financials.

•

On a stock-specific basis, IT holdings Lam Research Corp. and Activision Blizzard Inc. were the top individual contributors. Lam performed very well on the back of strong execution and growing demand for its products, driven by the build-out of 3D NAND capacity, for which the company is a key supplier. The valuation remained reasonable, reflecting ongoing concerns that this may be the peak of the cycle, resulting in strong stock performance while the fundamentals continued to improve. Activision outperformed amid consistently strong earnings results, allaying investor worries earlier in the period about weak Call of Duty sales. Investor excitement continued to grow around the company’s new content like Overwatch and Destiny 2, and the secular shifts in the industry such as the movement to digital monetization and eSports.

•

Cruise operator Carnival Corp. also added value. Carnival outperformed early in the period after a report from competitor Royal Caribbean confirmed strengthening demand in both the Caribbean and Mediterranean markets. Later, the company delivered strong earnings results, which indicated ongoing favorable supply/demand dynamics in all of the developed cruise markets, leading to continued improvement in pricing power. Elsewhere, an underweight to poor-performing Exxon Mobil Corp. proved advantageous.

•

Conversely, financial holdings Goldman Sachs Group Inc. and JPMorgan Chase & Co. detracted from relative results. Goldman underperformed after the company reported an uncharacteristically weak quarter reflecting poor performance in its core FICC (fixed income, currencies and commodities) trading business. JPMorgan underperformed as the yield curve flattened and optimism around the Trump administration’s pro-growth policy initiatives weakened, reflecting the current uncertain environment in Washington DC.

•	Underweights to Amazon.com Inc. and Facebook Inc., two of the so-called “FANG” stocks, also weighed as both posted gains of more than 25% for the first half of the year.

Describe recent portfolio activity.

•

During the six-month period, the Fund’s exposure to the industrials and real estate sectors materially increased, particularly within machinery, industrial conglomerates and equity real estate investment trusts. Exposure to utilities increased as well. The largest reductions were in IT and financials, largely with respect to communications equipment and banks. Energy exposure also declined.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweight in consumer discretionary, followed by materials and industrials. The most notable underweights were financials, consumer staples and energy. That said, the Fund remained diversified across stock selection insights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock Advantage Large Cap Core V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core V.I. Fund.

[3]

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	9.62%	23.63%	14.24%	5.81%
Class II4	9.52	23.39	14.05	5.64
Class III[4]	9.42	23.25	13.92	5.52	[6]
Russell 1000® Index	9.27	18.03	14.67	7.29

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core V.I. Fund.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,096.20	$2.96	$1,000.00	$1,021.97	$2.86	0.57%
Class II	$1,000.00	$1,095.20	$3.84	$1,000.00	$1,021.12	$3.71	0.74%
Class III	$1,000.00	$1,094.20	$4.41	$1,000.00	$1,020.58	$4.26	0.85%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

BlackRock Advantage Large Cap Core V.I. Fund

Portfolio Information as of June 30, 2017

Sector Allocation	Percent of Net Assets
Information Technology	22%
Health Care	14
Financials	14
Consumer Discretionary	13
Industrials	11
Consumer Staples	8
Energy	5
Materials	4
Real Estate	3
Utilities	3
Telecommunication Services	2
Short-Term Securities	8
Liabilities in Excess of Other Assets	(7)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transac-

tion or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Advantage Large Cap Core V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.7%
HEICO Corp., Class A	72	$4,468
L3 Technologies, Inc.	10,652	1,779,736
Raytheon Co.	40,563	6,550,113

		8,334,317
Air Freight & Logistics — 0.3%
XPO Logistics, Inc. (a)	20,139	1,301,584
Auto Components — 0.1%
Delphi Automotive PLC	8,379	734,419
Automobiles — 0.3%
Thor Industries, Inc.	15,871	1,658,837
Banks — 5.3%
Bank of America Corp. (b)	438,762	10,644,366
Citigroup, Inc.	14,329	958,324
Citizens Financial Group, Inc.	165,335	5,899,153
JPMorgan Chase & Co.	15,923	1,455,362
Popular, Inc.	10,391	433,409
SunTrust Banks, Inc.	98,933	5,611,480
Synovus Financial Corp.	36,264	1,604,319
U.S. Bancorp	3,739	194,129
Western Alliance Bancorp (a)	3,575	175,890

		26,976,432
Beverages — 1.2%
Coca-Cola European Partners PLC	9,593	390,147
Dr. Pepper Snapple Group, Inc.	62,606	5,704,033

		6,094,180
Biotechnology — 4.8%
Amgen, Inc.	34,103	5,873,560
Biogen, Inc. (a)	20,878	5,665,454
Celgene Corp. (a)	41,479	5,386,878
Gilead Sciences, Inc.	105,242	7,449,029

		24,374,921
Building Products — 1.0%
Allegion PLC	2,720	220,646
JELD-WEN Holding, Inc. (a)	4,747	154,088
Masco Corp.	124,898	4,772,353

		5,147,087
Capital Markets — 3.7%
CME Group, Inc.	12,268	1,536,444
Evercore Partners, Inc., Class A	22,207	1,565,594
Intercontinental Exchange, Inc.	87,279	5,753,432
Morningstar, Inc.	3,715	291,033
S&P Global, Inc.	43,041	6,283,556
SEI Investments Co.	64,243	3,454,989

		18,885,048
Chemicals — 1.6%
AdvanSix, Inc. (a)	13,055	407,838

Common Stocks	Shares	Value
Chemicals (continued)
Cabot Corp.	50,684	$2,708,046
Eastman Chemical Co.	56,457	4,741,823
LyondellBasell Industries NV, Class A	2,120	178,907

		8,036,614
Commercial Services & Supplies — 0.1%
LSC Communications, Inc.	15,573	333,262
R.R. Donnelley & Sons Co. (b)	28,102	352,399

		685,661
Communications Equipment — 0.0%
Cisco Systems, Inc.	2,307	72,209
InterDigital, Inc.	938	72,507

		144,716
Consumer Finance — 0.3%
Discover Financial Services	27,549	1,713,272
Containers & Packaging — 1.5%
Avery Dennison Corp.	26,157	2,311,494
Packaging Corp. of America	25,018	2,786,755
Silgan Holdings, Inc.	37,946	1,205,924
WestRock Co.	17,743	1,005,318

		7,309,491
Diversified Consumer Services — 0.1%
H&R Block, Inc.	7,588	234,545
Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B (a)	17,518	2,967,024
Diversified Telecommunication Services — 0.3%
Level 3 Communications, Inc. (a)	6,366	377,504
Verizon Communications, Inc.	9,898	442,045
Zayo Group Holdings, Inc. (a)	15,843	489,549

		1,309,098
Electric Utilities — 1.8%
Portland General Electric Co.	76,400	3,490,716
Westar Energy, Inc.	105,805	5,609,781

		9,100,497
Electrical Equipment — 1.2%
Rockwell Automation, Inc.	37,241	6,031,552
Electronic Equipment, Instruments & Components — 1.9%
CDW Corp.	20,022	1,251,976
Dolby Laboratories, Inc., Class A	5,993	293,417
Flex Ltd. (a)	117,405	1,914,876
FLIR Systems, Inc.	2,189	75,871
TE Connectivity Ltd	17,524	1,378,788
Tech Data Corp. (a)	20,115	2,031,615
Zebra Technologies Corp., Class A (a)	25,014	2,514,407

		9,460,950

Portfolio Abbreviation
S&P	Standard & Poor’s

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments (continued)	BlackRock Advantage Large Cap Core V.I. Fund

Common Stocks	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 3.2%
Brixmor Property Group, Inc.	3,964	$70,876
Duke Realty Corp.	14,643	409,272
Gaming and Leisure Properties, Inc.	32,458	1,222,693
Host Hotels & Resorts, Inc.	4,437	81,064
Outfront Media, Inc.	44,819	1,036,215
Prologis, Inc.	13,421	787,007
Simon Property Group, Inc.	34,910	5,647,042
Ventas, Inc.	84,357	5,861,124
Weingarten Realty Investors	28,761	865,706

		15,980,999
Food & Staples Retailing — 2.1%
Walgreens Boots Alliance, Inc.	43,877	3,436,008
Wal-Mart Stores, Inc.	95,337	7,215,104

		10,651,112
Food Products — 2.0%
Archer-Daniels-Midland Co.	142,061	5,878,484
Hershey Co.	8,599	923,275
Ingredion, Inc.	10,168	1,212,127
McCormick & Co, Inc., Non-Voting Shares	3,276	319,443
Tyson Foods, Inc., Class A	30,879	1,933,952

		10,267,281
Health Care Equipment & Supplies — 3.1%
Baxter International, Inc.	100,113	6,060,841
Hill-Rom Holdings, Inc.	445	35,426
IDEXX Laboratories, Inc. (a)	32,794	5,293,607
Masimo Corp. (a)	28,114	2,563,435
West Pharmaceutical Services, Inc.	16,061	1,518,086

		15,471,395
Health Care Providers & Services — 2.8%
Aetna, Inc.	718	109,014
AmerisourceBergen Corp.	2,691	254,380
Centene Corp. (a)	12,152	970,702
Express Scripts Holding Co. (a)	8,181	522,275
Humana, Inc.	8,831	2,124,915
McKesson Corp.	8,032	1,321,585
UnitedHealth Group, Inc.	46,456	8,613,872

		13,916,743
Health Care Technology — 0.6%
Veeva Systems, Inc., Class A (a)	48,773	2,990,273
Hotels, Restaurants & Leisure — 3.2%
Carnival Corp.	84,507	5,541,124
Choice Hotels International, Inc.	5,514	354,275
Extended Stay America, Inc.	105,198	2,036,633
Hilton Grand Vacations, Inc. (a)	12,350	445,341
International Game Technology PLC (a)	15	275
McDonald’s Corp.	49,052	7,512,804

		15,890,452
Household Durables — 0.0%
D.R. Horton, Inc.	5,008	173,127
Household Products — 0.5%
Energizer Holdings, Inc.	52,819	2,536,368
Industrial Conglomerates — 2.5%
3M Co.	38,813	8,080,478
Honeywell International, Inc.	35,660	4,753,121

		12,833,599
Insurance — 4.0%
Aon PLC	3,213	427,168
First American Financial Corp.	21,721	970,711
FNF Group	7,701	345,236

Common Stocks	Shares	Value
Insurance (continued)
Hartford Financial Services Group, Inc.	8,168	$429,392
Lincoln National Corp.	67,198	4,541,241
Marsh & McLennan Cos., Inc.	81,568	6,359,041
Principal Financial Group, Inc.	5,386	345,081
Prudential Financial, Inc.	56,479	6,107,639
Unum Group	14,364	669,793

		20,195,302
Internet & Direct Marketing Retail — 1.3%
Amazon.com, Inc. (a)	7,010	6,785,680
Internet Software & Services — 4.8%
Alphabet, Inc., Class A (a)	11,462	10,655,992
Alphabet, Inc., Class C (a)	6,497	5,904,019
Facebook, Inc., Class A (a)	40,275	6,080,720
VeriSign, Inc. (a)	13,116	1,219,263
Yelp, Inc. (a)	18,828	565,217

		24,425,211
IT Services — 3.8%
Accenture PLC, Class A (b)	45,663	5,647,600
Booz Allen Hamilton Holding Corp	37,119	1,207,852
Fidelity National Information Services, Inc.	71,634	6,117,544
Mastercard, Inc., Class A	51,447	6,248,238

		19,221,234
Leisure Products — 1.1%
Hasbro, Inc.	48,401	5,397,196
Life Sciences Tools & Services — 0.1%
Mettler-Toledo International, Inc. (a)	1,028	605,019
Machinery — 3.2%
Dover Corp.	7,821	627,401
Illinois Tool Works, Inc.	34,997	5,013,320
Ingersoll-Rand PLC	40,344	3,687,038
PACCAR, Inc.	59,327	3,917,955
Stanley Black & Decker, Inc.	19,772	2,782,514

		16,028,228
Media — 2.9%
CBS Corp., Class B, Non-Voting Shares	50,427	3,216,234
Comcast Corp., Class A	214,044	8,330,592
Lions Gate Entertainment Corp., Class B (a)	19,730	518,504
Scripps Networks Interactive, Inc., Class A (b)	11,139	760,905
Time Warner, Inc.	16,740	1,680,863

		14,507,098
Metals & Mining — 0.3%
Newmont Mining Corp.	14,690	475,809
Reliance Steel & Aluminum Co.	13,812	1,005,652
Steel Dynamics, Inc.	1,605	57,475

		1,538,936
Multiline Retail — 1.0%
Target Corp.	97,217	5,083,477
Multi-Utilities — 1.2%
Black Hills Corp.	7,147	482,208
CMS Energy Corp.	124,214	5,744,898

		6,227,106
Oil, Gas & Consumable Fuels — 5.2%
Anadarko Petroleum Corp.	88,853	4,028,595
ConocoPhillips	120,413	5,293,355
Devon Energy Corp.	102,794	3,286,324
Exxon Mobil Corp.	70,504	5,691,788
Phillips 66	14,523	1,200,907

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Advantage Large Cap Core V.I. Fund

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Suncor Energy, Inc.	64,434	$1,881,473
Tellurian, Inc. (a)(b)	18,944	190,008
Valero Energy Corp.	69,047	4,657,911

		26,230,361
Paper & Forest Products — 0.4%
Domtar Corp.	49,737	1,910,896
Personal Products — 0.8%
Estee Lauder Cos., Inc., Class A	42,968	4,124,069
Herbalife Ltd. (a)(b)	1,511	107,780

		4,231,849
Pharmaceuticals — 2.9%
Bristol-Myers Squibb Co.	79,629	4,436,928
Catalent, Inc. (a)	4,720	165,672
Johnson & Johnson	16,266	2,151,829
Merck & Co., Inc.	106,166	6,804,179
Zoetis, Inc.	17,291	1,078,613

		14,637,221
Professional Services — 0.7%
Equifax, Inc.	6,495	892,543
ManpowerGroup, Inc.	14,048	1,568,459
Robert Half International, Inc.	23,386	1,120,891

		3,581,893
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (a)	18,431	670,888
Retail — 0.1%
Blue Apron Holdings, Inc., Class A (a)	73,297	684,594
Road & Rail — 0.2%
Norfolk Southern Corp.	4,342	528,421
Union Pacific Corp.	2,251	245,156

		773,577
Semiconductors & Semiconductor Equipment — 3.5%
Analog Devices, Inc.	66,725	5,191,205
Intel Corp.	226,301	7,635,396
KLA-Tencor Corp.	4,895	447,941
Lam Research Corp.	259	36,630
Maxim Integrated Products, Inc.	100,361	4,506,209

		17,817,381
Software — 4.6%
Activision Blizzard, Inc.	34,466	1,984,208
Adobe Systems, Inc. (a)	49,389	6,985,580
CDK Global, Inc.	12,522	777,115
Dell Technologies, Inc., Class V (a)	28,967	1,770,173
Fortinet, Inc. (a)	9,075	339,768
Microsoft Corp.	80,023	5,515,985
VMware, Inc., Class A (a)(b)	64,448	5,634,689

		23,007,518

Common Stocks	Shares	Value
Specialty Retail — 2.5%
Aaron’s, Inc.	1,031	$40,106
Best Buy Co., Inc.	6,034	345,929
Home Depot, Inc.	34,927	5,357,802
Lowe’s Cos., Inc.	89,932	6,972,428
Staples, Inc.	10,578	106,520

		12,822,785
Technology Hardware, Storage & Peripherals — 3.3%
Apple Inc.	88,278	12,713,798
HP, Inc.	9,133	159,645
NCR Corp. (a)	72,561	2,963,391
NetApp, Inc.	22,320	893,916

		16,730,750
Textiles, Apparel & Luxury Goods — 0.5%
Carter’s, Inc.	3,831	340,767
NIKE, Inc., Class B (b)	34,015	2,006,885

		2,347,652
Tobacco — 1.2%
Altria Group, Inc.	62,035	4,619,746
Philip Morris International, Inc.	1,260	147,987
Reynolds American, Inc.	17,875	1,162,590

		5,930,323
Wireless Telecommunication Services — 1.3%
Telephone & Data Systems, Inc.	44,964	1,247,751
T-Mobile U.S., Inc. (a)	85,632	5,191,012

		6,438,763
Total Long-Term Investments (Cost — $461,408,692) — 98.8%		499,042,532

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (c)(d)	22,950,740	22,950,740
SL Liquidity Series, LLC, Money Market Series, 1.27% (c)(d)(e)	16,460,221	16,461,867
Total Short-Term Securities (Cost — $39,414,252) — 7.8%		39,412,607
Total Investments (Cost — $500,822,944) — 106.6%		538,455,139
Liabilities in Excess of Other Assets — (6.6)%		(33,325,005)

Net Assets — 100.0%		$505,130,134

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Schedule of Investments (continued)	BlackRock Advantage Large Cap Core V.I. Fund

(c)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	16,275,353	6,675,387	22,950,740	$22,950,740	$35,613		—	—
SL Liquidity Series, LLC, Money Market Series	15,692,070	768,151	16,460,221	16,461,867	26,349	[1]	$(1,075)	$(159)
Total				$39,412,607	$61,962		$(1,075)	$(159)

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
54	S&P 500 E-Mini Index	September 2017	$6,536,430	$(18,152)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$18,152	—	—	$18,152

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$155,396	—	—	$155,396

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$ 72,130	—	—	$ 72,130

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$3,268,215

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Advantage Large Cap Core V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$499,042,532	—	—	$499,042,532
Short-Term Securities	22,950,740	—	—	22,950,740

Subtotal	$521,993,272	—	—	$521,993,272

Investments Valued at NAV[2]				16,461,867

Total Investments				$538,455,139

Derivative Financial Instruments[3]
Liabilities:
Equity contracts	$(18,152)	—	—	$(18,152)

[1]	See above Schedule of Investments for values in each industry

[2]	As of June 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[3]	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Advantage Large Cap Core V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $16,213,539) (cost — $461,408,692)	$499,042,532
Investments at value — affiliated (cost — $39,414,252)	39,412,607
Cash	212,077
Cash pledged for futures contracts	445,000
Receivables:
Investments sold	1,279,903
Securities lending income — affiliated	4,316
Capital shares sold	14,025
Dividends — affiliated	17,890
Dividends — unaffiliated	324,341
From the Manager	116,279
Variation margin on futures contracts	2,430
Prepaid expenses	1,255

Total assets	540,872,655

Liabilities
Cash collateral on securities loaned at value	16,461,565
Payables:
Investments purchased	18,475,492
Capital shares redeemed	177,843
Distribution fees	67,430
Investment advisory fees	190,867
Officer’s and Directors’ fees	1,685
Other accrued expenses	109,038
Other affiliates	4,024
Transfer agent fees	254,577

Total liabilities	35,742,521

Net Assets	$505,130,134

Net Assets Consist of
Paid-in capital	$351,725,824
Undistributed net investment income	2,967,266
Accumulated net realized gain	112,823,001
Net unrealized appreciation (depreciation)	37,614,043

Net Assets	$505,130,134

Net Asset Value
Class I — Based on net assets of $177,570,506 and 5,076,980 shares outstanding, 200 million shares authorized, $0.10 par value	$34.98

Class II — Based on net assets of $4,539,207 and 129,796 shares outstanding, 100 million shares authorized, $0.10 par value	$34.97

Class III — Based on net assets of $323,020,421 and 9,299,611 shares outstanding, 100 million shares authorized, $0.10 par value	$34.73

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Operations

Six Months Ended June 30, 207 (Unaudited)	BlackRock Advantage Large Cap Core V.I. Fund

Investment Income
Dividends — unaffiliated	$4,729,819
Securities lending income — affiliated — net	26,349
Dividends — affiliated	35,613
Foreign taxes withheld	(41,702)

Total investment income	4,750,079

Expenses
Investment advisory	1,164,639
Transfer agent	2,481
Transfer agent — class specific	518,744
Distribution — class specific	410,234
Accounting services	56,954
Professional	40,256
Printing	35,336
Custodian	15,810
Officer and Directors	13,004
Miscellaneous	7,617

Total expenses	2,265,075
Less:
Fees waived by the Manager	(4,062)
Transfer agent fees reimbursed — class specific	(342,452)

Total expenses after fees waived and/or reimbursed	1,918,561

Net investment income	2,831,518

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	104,274,794
Investments — affiliated	(1,075)
Futures contracts	155,396

104,429,115

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(60,732,023)
Investments — affiliated	(159)
Futures contracts	72,130

(60,660,052)

Total realized and unrealized gain	43,769,063

Net Increase in Net Assets Resulting from Operations	$46,600,581

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Statements of Changes in Net Assets	BlackRock Advantage Large Cap Core V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$2,831,518	$5,228,756
Net realized gain	104,429,115	40,746,201
Net change in unrealized appreciation (depreciation)	(60,660,052)	3,376,349

Net increase in net assets resulting from operations	46,600,581	49,351,306

Distributions to Shareholders[1]
From net investment income:
Class I	—	(2,047,574)
Class II	—	(53,362)
Class III	—	(2,999,067)
From net realized gain:
Class I	—	(12,366,480)
Class II	—	(370,135)
Class III	—	(23,127,170)

Decrease in net assets resulting from distributions to shareholders	—	(40,963,788)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(50,627,908)	4,719,038

Net Assets
Total increase (decrease) in net assets	(4,027,327)	13,106,556
Beginning of period	509,157,461	496,050,905

End of period	$505,130,134	$509,157,461

Undistributed net investment income, end of period	$2,967,266	$135,748

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights	BlackRock Advantage Large Cap Core V.I. Fund

	Class I
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$31.91	$31.40	$33.26	$33.80	$25.55	$23.00

Net investment income[1]	0.22	0.39	0.36	0.34	0.30	0.39
Net realized and unrealized gain (loss)	2.85	2.91	(0.16)	3.86	8.27	2.54

Net increase from investment operations	3.07	3.30	0.20	4.20	8.57	2.93

Distributions:[2]
From net investment income	—	(0.40)	(0.39)	(0.36)	(0.32)	(0.38)
From net realized gain	—	(2.39)	(1.67)	(4.38)	—	—

Total distributions	—	(2.79)	(2.06)	(4.74)	(0.32)	(0.38)

Net asset value, end of period	$34.98	$31.91	$31.40	$33.26	$33.80	$25.55

Total Return[3]
Based on net asset value	9.62%[4]	10.55%	0.52%	12.36%	33.56%	12.75%

Ratios to Average Net Assets
Total expenses	0.73%[5]	0.72%	0.71%	0.73%	0.73%	0.69%

Total expenses after fees waived and/or reimbursed	0.57%[5]	0.58%	0.56%	0.57%	0.58%	0.59%

Net investment income	1.30%[5]	1.26%	1.08%	0.97%	1.03%	1.56%

Supplemental Data
Net assets, end of period (000)	$177,571	$175,947	$184,151	$212,067	$219,418	$191,227

Portfolio turnover rate	86%	50%	31%	48%	42%	110%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Financial Highlights (continued)	BlackRock Advantage Large Cap Core V.I. Fund

	Class II
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$31.93	$31.42	$33.27	$33.79	$25.56	$23.01

Net investment income[1]	0.19	0.34	0.30	0.28	0.25	0.35
Net realized and unrealized gain (loss)	2.85	2.90	(0.16)	3.87	8.25	2.54

Net increase from investment operations	3.04	3.24	0.14	4.15	8.50	2.89

Distributions:[2]
From net investment income	—	(0.34)	(0.32)	(0.29)	(0.27)	(0.34)
From net realized gain	—	(2.39)	(1.67)	(4.38)	—	—

Total distributions	—	(2.73)	(1.99)	(4.67)	(0.27)	(0.34)

Net asset value, end of period	$34.97	$31.93	$31.42	$33.27	$33.79	$25.56

Total Return[3]
Based on net asset value	9.52%[4]	10.37%	0.34%	12.23%	33.28%	12.59%

Ratios to Average Net Assets
Total expenses	0.88%[5]	0.88%	0.85%	0.89%	0.86%	0.85%

Total expenses after fees waived and/or reimbursed	0.74%[5]	0.75%	0.73%	0.74%	0.75%	0.74%

Net investment income	1.11%[5]	1.09%	0.91%	0.81%	0.86%	1.42%

Supplemental Data
Net assets, end of period (000)	$4,539	$5,170	$5,333	$6,203	$6,080	$4,603

Portfolio turnover rate	86%	50%	31%	48%	42%	110%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights (concluded)	BlackRock Advantage Large Cap Core V.I. Fund

	Class III
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$31.74	$31.25	$33.11	$33.66	$25.46	$22.92

Net investment income[1]	0.17	0.31	0.27	0.24	0.22	0.32
Net realized and unrealized gain (loss)	2.82	2.88	(0.17)	3.84	8.22	2.54

Net increase from investment operations	2.99	3.19	0.10	4.08	8.44	2.86

Distributions:[2]
From net investment income	—	(0.31)	(0.29)	(0.25)	(0.24)	(0.32)
From net realized gain	—	(2.39)	(1.67)	(4.38)	—	—

Total distributions	—	(2.70)	(1.96)	(4.63)	(0.24)	(0.32)

Net asset value, end of period	$34.73	$31.74	$31.25	$33.11	$33.66	$25.46

Total Return[3]
Based on net asset value	9.42%[4]	10.26%	0.23%	12.07%	33.16%	12.49%

Ratios to Average Net Assets
Total expenses	0.98%[5]	0.97%	0.96%	0.98%	0.99%	0.94%

Total expenses after fees waived and/or reimbursed	0.85%[5]	0.86%	0.84%	0.85%	0.86%	0.87%

Net investment income	1.01%[5]	0.98%	0.80%	0.69%	0.75%	1.30%

Supplemental Data
Net assets, end of period (000)	$323,020	$328,040	$306,567	$322,418	$300,005	$232,024

Portfolio turnover rate	86%	50%	31%	48%	42%	110%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Notes to Financial Statements (Unaudited)	BlackRock Advantage Large Cap Core V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage Large Cap Core V.I. Fund (the “Fund”) (formerly known as BlackRock Large Cap Core V.I. Fund). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Advantage Large Cap Core V.I. Fund

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assetsor liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–
corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Notes to Financial Statements (continued)	BlackRock Advantage Large Cap Core V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2017, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$4,832,982	$(4,832,982)	—
Goldman Sachs & Co.	287,579	(287,579)	—
JP Morgan Securities LLC	5,153,037	(5,153,037)	—
Morgan Stanley	5,591,078	(5,591,078)	—
State Street Bank and Trust Co.	348,863	(348,863)	—

Total	$16,213,539	$(16,213,539)	—

[1]

Cash collateral with a value of $16,461,565 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Advantage Large Cap Core V.I. Fund

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.500%
$250 Million - $300 Million	0.450%
$300 Million - $400 Million	0.425%
Greater than $400 Million	0.400%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution Fee	0.15%	0.25%

For the six months ended June 30, 2017, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Class II	Class III	Total
$3,452	$406,782	$410,234

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	19

Notes to Financial Statements (continued)	BlackRock Advantage Large Cap Core V.I. Fund

receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class II	Class III	Total
$179,674	$4,639	$334,431	$518,744

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $4,062.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective May 1, 2017, the waiver became contractual through April 30, 2018. Effective June 12, 2017, the contractual waiver was extended through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2017, there were no fees waived.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $2,667 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual reimbursement through April 30, 2019 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

The following table shows the class specific expense reimbursements shown as transfer agent fees reimbursed — class specific in the Statement of Operations:

	Class I	Class II	Class III	Total
Transfer agent fees reimbursed	$135,180	$3,026	$204,246	$342,452

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.40%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Advantage Large Cap Core V.I. Fund

cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $10,330 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$17,504,678	$52,509,485	$15,355,921

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $428,602,897 and $465,243,314, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	21

Notes to Financial Statements (continued)	BlackRock Advantage Large Cap Core V.I. Fund

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$502,197,375

Gross unrealized appreciation	$42,147,220
Gross unrealized depreciation	(5,889,456)

Net unrealized appreciation	$36,257,764

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (concluded)	BlackRock Advantage Large Cap Core V.I. Fund

with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class l
Shares sold	21,923	$745,666	94,700	$2,914,564
Shares issued in reinvestment of distributions	—	—	449,540	14,414,054
Shares redeemed	(458,610)	(15,528,785)	(895,068)	(28,046,866)

Net decrease	(436,687)	$(14,783,119)	(350,828)	$(10,718,248)

Class ll
Shares sold	10,680	$365,031	51,189	$1,579,995
Shares issued in reinvestment of distributions	—	—	13,197	423,497
Shares redeemed	(42,774)	(1,424,699)	(72,213)	(2,256,990)

Net decrease	(32,094)	$(1,059,668)	(7,827)	$(253,498)

Class lll
Shares sold	32,751	$1,110,856	537,136	$15,388,629
Shares issued in reinvestment of distributions	—	—	819,291	26,126,237
Shares redeemed	(1,069,982)	(35,895,977)	(829,886)	(25,824,082)

Net increase (decrease)	(1,037,231)	$(34,785,121)	526,541	$15,690,784

Total Net Increase (Decrease)	(1,506,012)	$(50,627,908)	167,886	$4,719,038

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	23

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock Advantage Large Cap Value V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock Advantage Large Cap Value V.I. Fund

Investment Objective

BlackRock Advantage Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

On March 27, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Large Cap Value V.I. Fund to BlackRock Advantage Large Cap Value V.I. Fund. The Board also approved certain changes to the Fund’s investment objective and investment strategies. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

In sector terms, information technology (“IT”) and consumer discretionary were the prime contributors to relative performance. The semiconductor industry was the main source of strength in IT, while hotels, restaurants & leisure and household durables drove gains in consumer discretionary. Selection within energy and an underweight to the sector also aided results. The main detractors from performance were financials and consumer staples. Capital markets weakness weighed in financials, while an underweight to tobacco proved disadvantageous in consumer staples. Utilities was a drag as well.

•

On a stock-specific basis, IT holding Lam Research Corp. was the top individual contributor. Lam performed very well on the back of strong execution and growing demand for its products, driven by the build-out of 3D NAND capacity, for which the company is a key supplier. The valuation remained reasonable, reflecting ongoing concerns that this may be the peak of the cycle, resulting in strong stock performance while the fundamentals continued to improve.

•

Cruise operator Carnival Corp. and media firm Comcast Corp. also added value. Carnival outperformed early in the period after a report from competitor Royal Caribbean confirmed strengthening demand in both the Caribbean and Mediterranean markets. Later, the company delivered strong earnings results, which indicated ongoing favorable supply/ demand dynamics in all of the developed cruise markets, leading to continued improvement in pricing power. Comcast outperformed after delivering consistently strong earnings results that exceeded expectations in both the cable and broadcast businesses. Further, management’s comments on its wireless strategy (to be launched in 2H17) suggested less ambition in building out its own network, alleviating “tail risk” concern of accelerating capital spending.

•	Conversely, underweights to Oracle Corp. and Philip Morris International Inc. detracted from relative results as both posted gains of about 30% for the first half of the year.

•

A position in specialty retailer Urban Outfitters also weighed. The stock underperformed as same-store sales and gross margin trends continued to fall short of expectations, reflecting deteriorating mall traffic trends, a highly promotional apparel retail environment, and company-specific execution issues.

Describe recent portfolio activity.

•

During the six-month period, the Fund’s exposure to the real estate sector materially increased, largely with respect to equity real estate investment trusts. Exposure to utilities and consumer staples increased as well. The largest reduction was in IT, where exposure was reduced across several industries, including communications equipment, hardware and semiconductors. Consumer discretionary and energy also saw notable declines.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with its largest sector overweights in consumer discretionary and materials. The most notable underweights were financials and energy. That said, the Fund remained diversified across stock selection insights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock Advantage Large Cap Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Large Cap Value V.I. Fund.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended June 30, 2017
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	6.14%	21.20%	14.01%	4.21%
Class II4	6.04	20.92	13.78	4.04
Class III[4]	5.96	20.76	13.60	3.85[6]
Russell 1000® Value Index	4.66	15.53	13.94	5.57

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Large Cap Value V.I. Fund.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,061.40	$4.19	$1,000.00	$1,020.73	$4.11	0.82%
Class II	$1,000.00	$1,060.40	$5.21	$1,000.00	$1,019.74	$5.11	1.02%
Class III	$1,000.00	$1,059.60	$5.92	$1,000.00	$1,019.04	$5.81	1.16%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

BlackRock Advantage Large Cap Value V.I. Fund

Portfolio Information as of June 30, 2017
Sector Allocation	Percent of Net Assets
Financials	25%
Health Care	14
Energy	10
Industrials	9
Consumer Staples	9
Information Technology	8
Consumer Discretionary	7
Utilities	6
Real Estate	5
Materials	3
Telecommunication Services	3
Short-Term Securities	4
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Advantage Large Cap Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.4%
L3 Technologies, Inc.	1,256	$209,852
Raytheon Co.	7,716	1,245,980

		1,455,832
Air Freight & Logistics — 0.1%
XPO Logistics, Inc. (a)	1,556	100,564
Auto Components — 0.5%
Delphi Automotive PLC	1,235	108,248
Lear Corp.	2,542	361,167

		469,415
Automobiles — 0.2%
Thor Industries, Inc.	1,488	155,526
Banks — 11.2%
Bank of America Corp.	133,715	3,243,926
Citigroup, Inc.	17,271	1,155,084
Citizens Financial Group, Inc.	36,201	1,291,652
First Horizon National Corp.	15,991	278,563
JPMorgan Chase & Co.	17,762	1,623,447
Popular, Inc.	14,682	612,386
SunTrust Banks, Inc.	22,712	1,288,225
Synovus Financial Corp.	17,610	779,066
U.S. Bancorp	4,770	247,658
Wells Fargo & Co.	17,660	978,541
Western Alliance Bancorp (a)	2,768	136,186

		11,634,734
Beverages — 0.7%
Dr. Pepper Snapple Group, Inc.	8,054	733,800
Molson Coors Brewing Co., Class B	329	28,406

		762,206
Biotechnology — 3.0%
Amgen, Inc.	6,518	1,122,595
Biogen, Inc. (a)	834	226,314
Celgene Corp. (a)	3,120	405,194
Gilead Sciences, Inc.	18,996	1,344,537

		3,098,640
Building Products — 0.7%
JELD-WEN Holding, Inc. (a)	2	65
Masco Corp.	19,063	728,397

		728,462
Capital Markets — 4.5%
BGC Partners, Inc., Class A	942	11,907
CME Group, Inc.	2,839	355,556
Evercore Partners, Inc., Class A	4,744	334,452
Intercontinental Exchange, Inc.	17,250	1,137,120
Morgan Stanley	13,043	581,196
Morningstar, Inc. (b)	1,290	101,059
S&P Global, Inc.	7,212	1,052,880

Common Stocks	Shares	Value
Capital Markets (concluded)
SEI Investments Co.	19,830	$1,066,457

		4,640,627
Chemicals — 1.6%
AdvanSix, Inc. (a)	785	24,523
Cabot Corp.	4,598	245,671
Eastman Chemical Co.	12,523	1,051,807
LyondellBasell Industries NV, Class A	3,865	326,167

		1,648,168
Commercial Services & Supplies — 0.3%
LSC Communications, Inc.	5,038	107,813
R.R. Donnelley & Sons Co. (b)	17,751	222,598

		330,411
Communications Equipment — 0.7%
Cisco Systems, Inc.	22,014	689,038
Consumer Finance — 1.4%
American Express Co.	3,904	328,873
Discover Financial Services	18,004	1,119,669

		1,448,542
Containers & Packaging — 0.6%
Avery Dennison Corp.	1,120	98,974
Silgan Holdings, Inc.	12,112	384,919
WestRock Co.	2,718	154,002

		637,895
Diversified Financial Services — 1.9%
Berkshire Hathaway, Inc., Class B (a)	11,708	1,982,984
Diversified Telecommunication Services — 1.3%
AT&T Inc.	23,537	888,051
Level 3 Communications, Inc. (a)	2,574	152,638
Verizon Communications, Inc.	6,966	311,102

		1,351,791
Electric Utilities — 2.5%
OGE Energy Corp.	8,487	295,263
Portland General Electric Co.	24,009	1,096,971
Westar Energy, Inc.	22,506	1,193,268

		2,585,502
Electrical Equipment — 0.9%
Rockwell Automation, Inc. (b)	5,437	880,577
Electronic Equipment, Instruments & Components — 1.2%
CDW Corp.	2,935	183,526
Dolby Laboratories, Inc., Class A	240	11,750
FLIR Systems, Inc.	255	8,838
TE Connectivity Ltd	2,224	174,984
Tech Data Corp. (a)	4,433	447,733

Portfolio Abbreviation
S&P	Standard & Poor’s

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments (continued)	BlackRock Advantage Large Cap Value V.I. Fund

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components (concluded)
Zebra Technologies Corp., Class A (a)	3,777	$379,664

		1,206,495
Energy Equipment & Services — 0.4%
Baker Hughes, Inc.	2,602	141,835
Diamond Offshore Drilling, Inc. (a)	5,440	58,915
Dril-Quip, Inc. (a)	2,271	110,825
Nabors Industries Ltd.	11,231	91,420

		402,995
Equity Real Estate Investment Trusts (REITs) — 4.7%
Brixmor Property Group, Inc.	2,552	45,630
Duke Realty Corp.	6,709	187,517
Gaming and Leisure Properties, Inc.	15,460	582,378
Host Hotels & Resorts, Inc.	5,799	105,948
Kimco Realty Corp.	7,187	131,881
Outfront Media, Inc.	22,931	530,165
Prologis, Inc.	9,920	581,709
Simon Property Group, Inc.	6,707	1,084,924
Ventas, Inc.	18,738	1,301,916
Weingarten Realty Investors	12,258	368,966

		4,921,034
Food & Staples Retailing — 2.4%
Walgreens Boots Alliance, Inc.	7,421	581,138
Wal-Mart Stores, Inc.	25,107	1,900,098

		2,481,236
Food Products — 2.5%
Archer-Daniels-Midland Co.	32,301	1,336,615
Hershey Co.	339	36,398
Ingredion, Inc.	3,580	426,772
McCormick & Co, Inc., Non-Voting Shares (b)	1,147	111,844
Pilgrim’s Pride Corp. (a)	4,588	100,569
Tyson Foods, Inc., Class A	9,496	594,734

		2,606,932
Health Care Equipment & Supplies — 3.2%
Alere, Inc. (a)	315	15,810
Baxter International, Inc.	22,151	1,341,022
IDEXX Laboratories, Inc. (a)	5,625	907,987
Masimo Corp. (a)	2,920	266,246
Medtronic PLC	3,337	296,159
West Pharmaceutical Services, Inc.	5,181	489,708

		3,316,932
Health Care Providers & Services — 2.6%
Aetna, Inc.	1,203	182,651
AmerisourceBergen Corp.	1,534	145,009
Centene Corp. (a)	5,690	454,517
Express Scripts Holding Co. (a)	11,996	765,825
McKesson Corp.	332	54,627
UnitedHealth Group, Inc.	5,626	1,043,173

		2,645,802
Health Care Technology — 0.3%
Veeva Systems, Inc., Class A (a)	5,607	343,765
Hotels, Restaurants & Leisure — 2.0%
Carnival Corp.	10,022	657,143
Extended Stay America, Inc.	18,507	358,296
International Game Technology PLC (a)	2,914	53,326
McDonald’s Corp.	6,723	1,029,695

		2,098,460
Household Products — 1.5%
Energizer Holdings, Inc.	17,053	818,885

Common Stocks	Shares	Value
Household Products (concluded)
Procter & Gamble Co.	8,224	$716,722

		1,535,607
Industrial Conglomerates — 1.8%
3M Co.	4,792	997,646
General Electric Co.	20,412	551,328
Honeywell International, Inc.	2,178	290,306

		1,839,280
Insurance — 5.7%
First American Financial Corp.	9,962	445,202
FNF Group	4,073	182,593
The Hanover Insurance Group, Inc.	1,727	153,064
Hartford Financial Services Group, Inc.	8,181	430,075
Lincoln National Corp.	17,741	1,198,937
Marsh & McLennan Cos., Inc.	14,333	1,117,401
Principal Financial Group, Inc.	3,315	212,392
Prudential Financial, Inc.	14,108	1,525,639
Unum Group	6,838	318,856
Validus Holdings Ltd.	6,072	315,562

		5,899,721
Internet Software & Services — 0.1%
Alphabet, Inc., Class A (a)	70	65,078
Yelp, Inc. (a)	2,101	63,072

		128,150
IT Services — 1.3%
Accenture PLC, Class A (b)	175	21,644
Booz Allen Hamilton Holding Corp	4,215	137,156
Fidelity National Information Services, Inc.	13,803	1,178,776

		1,337,576
Leisure Products — 1.0%
Hasbro, Inc.	9,535	1,063,248
Machinery — 3.2%
Colfax Corp. (a)	2,287	90,039
Dover Corp.	2,758	221,247
Illinois Tool Works, Inc.	6,054	867,235
Ingersoll-Rand PLC	8,031	733,953
PACCAR, Inc.	12,992	857,992
Stanley Black & Decker, Inc.	3,925	552,365

		3,322,831
Media — 1.3%
Comcast Corp., Class A	15,896	618,672
Lions Gate Entertainment Corp., Class B (a)	3,755	98,681
Time Warner, Inc.	6,715	674,253

		1,391,606
Metals & Mining — 0.5%
Newmont Mining Corp.	4,391	142,224
Reliance Steel & Aluminum Co.	5,247	382,034

		524,258
Multiline Retail — 1.1%
Target Corp.	21,369	1,117,385
Multi-Utilities — 3.2%
Black Hills Corp.	15,065	1,016,436
CenterPoint Energy, Inc.	38,747	1,060,893
CMS Energy Corp.	26,683	1,234,089

		3,311,418
Oil, Gas & Consumable Fuels — 9.6%
Anadarko Petroleum Corp.	26,478	1,200,513

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Advantage Large Cap Value V.I. Fund

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Chevron Corp.	16,133	$1,683,156
ConocoPhillips	29,804	1,310,184
Devon Energy Corp. (b)	38,990	1,246,510
Exxon Mobil Corp.	24,875	2,008,159
Phillips 66	9,005	744,623
Suncor Energy, Inc.	11,863	346,400
Tellurian, Inc. (a)(b)	6,960	69,809
Valero Energy Corp.	18,065	1,218,665
Williams Cos., Inc.	2,429	73,550

		9,901,569
Paper & Forest Products — 0.5%
Domtar Corp.	12,532	481,479
Personal Products — 1.1%
Estee Lauder Cos., Inc., Class A	11,682	1,121,238
Pharmaceuticals — 5.4%
Bristol-Myers Squibb Co.	17,313	964,680
Catalent, Inc. (a)	1,605	56,336
Johnson & Johnson	11,393	1,507,180
Merck & Co., Inc.	36,453	2,336,273
Pfizer, Inc.	17,662	593,267
Zoetis, Inc.	2,050	127,879

		5,585,615
Professional Services — 0.3%
ManpowerGroup, Inc.	1,919	214,256
Robert Half International, Inc.	2,012	96,435

		310,691
Real Estate Management & Development — 0.0%
CBRE Group, Inc., Class A (a)	546	19,874
Retail — 0.1%
Blue Apron Holdings, Inc., Class A (a)	15,202	141,987
Road & Rail — 0.4%
Norfolk Southern Corp.	3,619	440,432
Semiconductors & Semiconductor Equipment — 2.4%
Analog Devices, Inc.	1,095	85,191
Intel Corp.	51,110	1,724,451
Maxim Integrated Products, Inc.	16,170	726,033

		2,535,675
Software — 2.0%
Adobe Systems, Inc. (a)	7,460	1,055,142

Common Stocks	Shares	Value
Software (concluded)
Dell Technologies, Inc., Class V (a)	4,914	$300,295
Oracle Corp.	491	24,619
VMware, Inc., Class A (a)(b)	8,407	735,024

		2,115,080
Specialty Retail — 1.2%
Best Buy Co., Inc.	2,273	130,311
Lowe’s Cos., Inc.	14,629	1,134,186

		1,264,497
Technology Hardware, Storage & Peripherals — 0.7%
HP, Inc.	6,122	107,013
NCR Corp. (a)	12,939	528,429
NetApp, Inc.	3,452	138,253

		773,695
Tobacco — 0.5%
Philip Morris International, Inc.	2,744	322,283
Reynolds American, Inc.	2,770	180,161

		502,444
Wireless Telecommunication Services — 1.3%
Telephone & Data Systems, Inc.	16,957	470,557
T-Mobile U.S., Inc. (a)	13,800	836,556

		1,307,113
Total Common Stocks — 99.0%		102,597,034
Total Long-Term Investments (Cost — $95,208,213) — 99.0%		102,597,034

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (c)(d)	3,096,117	3,096,117
SL Liquidity Series, LLC, Money Market Series, 1.27% (c)(d)(e)	1,555,125	1,555,281
Total Short-Term Securities (Cost — $4,651,242) — 4.5%		4,651,398
Total Investments (Cost — $99,859,455) — 103.5%		107,248,432
Liabilities in Excess of Other Assets — (3.5)%		(3,596,398)

Net Assets — 100.0%		$103,652,034

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund,
Institutional Class	2,392,712	703,405	3,096,117	$3,096,117	$13,185		—	—
SL Liquidity Series, LLC, Money Market
Series	3,499,173	(1,944,048)	1,555,125	1,555,281	6,403	[1]	$(458)	$136
Total				$4,651,398	$19,588		$(458)	$136

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Schedule of Investments (continued)	BlackRock Advantage Large Cap Value V.I. Fund

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
9	S&P 500 E-Mini Index	September 2017	$1,089,405	$(3,167)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$3,167	—	—	$3,167

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$89,556	—	—	$89,556

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(3,167)	—	—	$(3,167)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,488,383

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$102,597,034	—	—	$102,597,034
Short-Term Securities	3,096,117	—	—	3,096,117

Subtotal	$105,693,151	—	—	$105,693,151

Investments Valued at NAV[2]				1,555,281

Total Investments				$107,248,432

Derivative Financial Instruments[3]
Liabilities:
Equity contracts	$(3,167)	—	—	$(3,167)

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Advantage Large Cap Value V.I. Fund

[2]	As of June 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[3]	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Advantage Large Cap Value V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $1,530,504) (cost — $95,208,213)	$102,597,034
Investments at value — affiliated (cost — $4,651,242)	4,651,398
Cash	24,846
Cash pledged for financial futures contracts	40,000
Receivables:
Investments sold	538,073
Securities lending income — affiliated	1,060
Capital shares sold	95,884
Dividends — affiliated	4,448
Dividends — unaffiliated	59,661
From the Manager	34,706
Variation margin on futures contracts	405
Prepaid expenses	244

Total assets	108,047,759

Liabilities
Cash collateral on securities loaned at value	1,555,191
Payables:
Investments purchased	2,578,422
Capital shares redeemed	109,786
Distribution fees	1,310
Investment advisory fees	43,614
Officer’s and Directors’ fees	220
Other accrued expenses	52,625
Other affiliates	794
Transfer agent fees	53,763

Total liabilities	4,395,725

Net Assets	$103,652,034

Net Assets Consist of
Paid-in capital	$73,627,514
Undistributed net investment income	632,200
Accumulated net realized gain	22,006,510
Net unrealized appreciation (depreciation)	7,385,810

Net Assets	$103,652,034

Net Asset Value
Class I — Based on net assets of $94,473,277 and 7,382,902 shares outstanding, 100 million shares authorized, $0.10 par value	$12.80

Class II — Based on net assets of $6,530,975 and 509,418 shares outstanding, 100 million shares authorized, $0.10 par value	$12.82

Class III — Based on net assets of $2,647,782 and 209,655 shares outstanding, 100 million shares authorized, $0.10 par value	$12.63

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Advantage Large Cap Value V.I. Fund

Investment Income
Dividends — unaffiliated	$1,048,134
Securities lending income — affiliated — net	6,403
Dividends — affiliated	13,185
Foreign taxes withheld	(9,844)

Total investment income	1,057,878

Expenses
Investment advisory	384,970
Transfer agent	2,480
Transfer agent — class specific	103,805
Professional	32,239
Printing	13,062
Accounting services	13,046
Officer and Directors	10,084
Distribution — class specific	7,437
Custodian	5,700
Miscellaneous	4,377

Total expenses	577,200
Less:
Fees waived by the Manager	(42,974)
Transfer agent fees reimbursed — class specific	(101,379)

Total expenses after fees waived and/or reimbursed	432,847

Net investment income	625,031

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	20,962,411
Investments — affiliated	(458)
Futures contracts	89,556

21,051,509

Net change in unrealized appreciation (depreciation on):
Investments — unaffiliated	(15,555,798)
Investments — affiliated	136
Futures contracts	(3,167)

(15,558,829)

Total realized and unrealized gain	5,492,680

Net Increase in Net Assets Resulting from Operations	$6,117,711

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Statements of Changes in Net Assets	BlackRock Advantage Large Cap Value V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$625,031	$1,222,135
Net realized gain	21,051,509	8,536,426
Net change in unrealized appreciation (depreciation)	(15,558,829)	2,467,491

Net increase in net assets resulting from operations	6,117,711	12,226,052

Distributions to Shareholders[1]
From net investment income:
Class I	—	(1,140,896)
Class II	—	(62,189)
Class III	—	(16,917)
From net realized gain:
Class I	—	(5,972,331)
Class II	—	(388,346)
Class III	—	(123,751)

Decrease in net assets resulting from distributions to shareholders	—	(7,704,430)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(3,251,155)	(5,208,753)

Net Assets
Total increase (decrease) in net assets	2,866,556	(687,131)
Beginning of period	100,785,478	101,472,609

End of period	$103,652,034	$100,785,478

Undistributed net investment income, end of period	$632,200	$7,169

1	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights	BlackRock Advantage Large Cap Value V.I. Fund

	Class I
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.06	$11.49	$12.74	$13.22	$10.73	$9.59

Net investment income[1]	0.08	0.15	0.14	0.15	0.14	0.15
Net realized and unrealized gain (loss)	0.66	1.41	(0.36)	1.47	3.46	1.15

Net increase (decrease) from investment operations	0.74	1.56	(0.22)	1.62	3.60	1.30

Distributions:[2]
From net investment income	—	(0.16)	(0.15)	(0.16)	(0.16)	(0.16)
From net realized gain	—	(0.83)	(0.88)	(1.94)	(0.95)	—

Total distributions	—	(0.99)	(1.03)	(2.10)	(1.11)	(0.16)

Net asset value, end of period	$12.80	$12.06	$11.49	$12.74	$13.22	$10.73

Total Return[3]
Based on net asset value	6.14%[4]	13.60%	(1.72)%	12.22%	33.61%	13.58%

Ratios to Average Net Assets
Total expenses	1.11%[5,6]	1.09%	1.08%	1.08%	1.08%	1.01%

Total expenses after fees waived and/or reimbursed	0.82%[5,6]	0.82%	0.77%	0.77%	0.78%	0.82%

Net investment income	1.24%[5,6]	1.29%	1.14%	1.10%	1.10%	1.41%

Supplemental Data
Net assets, end of period (000)	$94,473	$92,795	$93,983	$109,570	$115,094	$97,758

Portfolio turnover rate	92%	47%	29%	35%	41%	114%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Financial Highlights (continued)	BlackRock Advantage Large Cap Value V.I. Fund

	Class II
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.09	$11.52	$12.77	$13.25	$10.75	$9.60

Net investment income[1]	0.07	0.13	0.12	0.13	0.11	0.12
Net realized and unrealized gain (loss)	0.66	1.40	(0.36)	1.46	3.47	1.16

Net increase (decrease) from investment operations	0.73	1.53	(0.24)	1.59	3.58	1.28

Distributions:[2]
From net investment income	—	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
From net realized gain	—	(0.83)	(0.88)	(1.94)	(0.95)	—

Total distributions	—	(0.96)	(1.01)	(2.07)	(1.08)	(0.13)

Net asset value, end of period	$12.82	$12.09	$11.52	$12.77	$13.25	$10.75

Total Return[3]
Based on net asset value	6.04%[4]	13.35%	(1.96)%	11.94%	33.39%	13.35%

Ratios to Average Net Assets
Total expenses	1.26%[5,6]	1.27%	1.19%	1.23%	1.20%	1.18%

Total expenses after fees waived and/or reimbursed	1.02%[5,6]	1.03%	0.96%	0.97%	0.98%	1.00%

Net investment income	1.04%[5,6]	1.10%	0.95%	0.92%	0.90%	1.22%

Supplemental Data
Net assets, end of period (000)	$6,531	$6,060	$5,680	$4,002	$5,324	$3,682

Portfolio turnover rate	92%	47%	29%	35%	41%	114%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights (concluded)	BlackRock Advantage Large Cap Value V.I. Fund

	Class III
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.92	$11.37	$12.61	$13.12	$10.66	$9.52

Net investment income[1]	0.05	0.11	0.10	0.10	0.09	0.12
Net realized and unrealized gain (loss)	0.66	1.38	(0.36)	1.44	3.44	1.14

Net increase (decrease) from investment operations	0.71	1.49	(0.26)	1.54	3.53	1.26

Distributions:[2]
From net investment income	—	(0.11)	(0.10)	(0.11)	(0.12)	(0.12)
From net realized gain	—	(0.83)	(0.88)	(1.94)	(0.95)	—

Total distributions	—	(0.94)	(0.98)	(2.05)	(1.07)	(0.12)

Net asset value, end of period	$12.63	$11.92	$11.37	$12.61	$13.12	$10.66

Total Return[3]
Based on net asset value	5.96%[4]	13.17%	(2.11)%	11.72%	33.16%	13.26%

Ratios to Average Net Assets
Total expenses	1.36%[5,6]	1.35%	1.34%	1.32%	1.33%	1.26%

Total expenses after fees waived and/or reimbursed	1.16%[5,6]	1.18%	1.13%	1.13%	1.14%	1.15%

Net investment income	0.89%[5,6]	0.92%	0.78%	0.73%	0.74%	1.13%

Supplemental Data
Net assets, end of period (000)	$2,648	$1,930	$1,810	$1,931	$1,576	$987

Portfolio turnover rate	92%	47%	29%	35%	41%	114%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Notes to Financial Statements (Unaudited)	BlackRock Advantage Large Cap Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage Large Cap Value V.I. Fund (the “Fund”) (formerly known as BlackRock Large Cap Value V.I. Fund). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Advantage Large Cap Value V.I. Fund

closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Notes to Financial Statements (continued)	BlackRock Advantage Large Cap Value V.I. Fund

value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2017, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value[1]	Cash Collateral Received[2]	Net Amount
Citigroup Global Markets, Inc.	$529,927	$(529,927)	—
Deutsche Bank Securities, Inc.	2,771	(2,771)	—
Goldman Sachs & Co.	69,107	(69,107)	—
JP Morgan Securities LLC	686,937	(686,937)	—
Morgan Stanley	21,397	(21,397)	—
State Street Bank & Trust Company	220,365	(220,365)	—
Total	$1,530,504	$(1,530,504)	—

[1]	Securities loanded with a value of $2,771 have been sold and are pending settlement as of 06/30/17.

[2]

Cash collateral with a value of $1,555,191 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Advantage Large Cap Value V.I. Fund

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution Fee	0.15%	0.25%

For the six months ended June 30, 2017, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Class II	Class III	Total
$4,729	$2,708	$7,437

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	19

Notes to Financial Statements (continued)	BlackRock Advantage Large Cap Value V.I. Fund

receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent - class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class II	Class III	Total
$95,336	$6,289	$2,180	$103,805

Expense Limitations, Waivers and Reimbursements: The Manager has agreed to voluntarily waive 0.05% of its investment advisory fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2017, the amount waived was $25,665.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $1,560.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective May 1, 2017, the waiver became contractual through April 30, 2018. Effective June 12, 2017, the contractual waiver was extended through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2017, there were no fees waived.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $526 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05%
Class III	0.11%

The Manager has agreed not to reduce or discontinue this contractual reimbursement through April 30, 2019 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

The following table shows the class specific expense reimbursements shown as transfer agent fees reimbursed - class specific in the Statement of Operations:

	Class I	Class II	Class III	Total
Transfer agent fees reimbursed	$95,336	$4,882	$1,161	$101,379

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.60%
Class II	0.75%
Class III	0.85%

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Advantage Large Cap Value V.I. Fund

Prior to June 12, 2017, the Fund expense limitations as a percentage of average daily net assets were as follows:

Class I	1.25%
Class II	1.40%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of outstanding voting securities of the Fund. For the six months ended June 30, 2017, the amount waived was $15,749.

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $2,493 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$7,304,471	$11,790,622	$2,941,625

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	21

Notes to Financial Statements (continued)	BlackRock Advantage Large Cap Value V.I. Fund

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $91,841,267 and $93,008,886, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$101,274,329

Gross unrealized appreciation	$7,123,052
Gross unrealized depreciation	(1,148,949)

Net unrealized appreciation	$5,974,103

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (concluded)	BlackRock Advantage Large Cap Value V.I. Fund

of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financial sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class l
Shares sold	221,784	$2,808,545	214,822	$2,473,890
Shares issued in reinvestment of distributions	—	—	588,001	7,113,227
Shares redeemed	(535,615)	(6,760,455)	(1,286,398)	(14,879,343)

Net decrease	(313,831)	$(3,951,910)	(483,575)	$(5,292,226)

Class ll
Shares sold	66,360	$830,255	194,495	$2,194,408
Shares issued in reinvestment of distributions	—	—	37,157	450,535
Shares redeemed	(58,178)	(732,610)	(223,479)	(2,574,630)

Net increase	8,182	$97,645	8,173	$70,313

Class lll
Shares sold	70,542	$886,012	46,118	$529,587
Shares issued in reinvestment of distributions	—	—	11,767	140,668
Shares redeemed	(22,797)	(282,902)	(55,137)	(657,095)

Net increase	47,745	$603,110	2,748	$13,160

Total Net Decrease	(257,904)	$(3,251,155)	(472,654)	$(5,208,753)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	23

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Advantage U.S. Total Market V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock Advantage U.S. Total Market V.I. Fund

Investment Objective

BlackRock Advantage U.S. Total Market V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

On March 27, 2017, the Board of Directors (“the Board”) of BlackRock Variable Series, Inc. approved a proposal to change the name of BlackRock Value Opportunities V.I. Fund to BlackRock Advantage U.S. Total Market V.I. Fund. The Board also approved certain changes to the Fund’s investment strategies. In addition, fund management has determined to change the benchmark indices against which the Fund compares its performance. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2017, the Fund outperformed its former benchmark, the Standard & Poor’s (“S&P”) SmallCap 600® Value Index. Effective June 12, 2017, the Fund adopted the Russell 3000® Index as its new benchmark in conjunction with changes in the Fund’s investment strategy. For the same period, the Fund underperformed its new benchmark. The following discussion of relative performance pertains to the S&P SmallCap 600® Value Index, except where noted.

What factors influenced performance?

•

Stock selection in the consumer discretionary sector contributed to performance, mostly within the hotels, restaurants & leisure industry. Stock selection in energy was also a positive contributor, led by the energy equipment and & services and oil, gas, & consumable fuels industries. Selection in financials, where performance was primarily concentrated in banks, also helped.

•

Stock selection in the materials sector, largely within the metals and mining industry, was the largest detractor. Weakness in real estate, which was concentrated in equity real estate investment trusts, was an additional detractor. The combination of an underweight position and adverse stock selection in the consumer staples sector, largely within the beverages and food & staples retailing industries, also weighed on results.

•

During the period, the Fund held a small weighting in derivatives that detracted from relative performance. The purpose of these derivatives was to maintain equity exposure at a time in which the Fund’s transition to its new strategy had resulted in an above-average weighting in cash.

Describe recent portfolio activity.

•	Effective June 12, 2017, the Fund changed its name to BlackRock Advantage U.S. Total Market V.I. Fund. Concurrently, there were changes to the Fund’s investment strategy.

•

During the period, the Fund’s weighting in the information technology sector increased, mostly within software & services industry. The Fund’s allocation to industrials decreased, particularly among capital goods companies. Additionally, the Fund raised its weighting in consumer staples and reduced its exposure to materials.

Describe portfolio positioning at period end.

•

Relative to the Russell 3000® Index, the Fund’s largest sector overweights were in health care, consumer discretionary and materials. Its largest underweights were in energy, telecommunication services and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Information Technology	21%
Financials	16
Health Care	15
Consumer Discretionary	13
Industrials	10
Consumer Staples	8
Energy	5
Materials	4
Real Estate	3
Utilities	3
Telecommunication Services	1
Short-Term Securities	4
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock Advantage U.S. Total Market V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Value Opportunities V.I. Fund”.

[3]	An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

[4]	An unmanaged index that is a subset of the S&P 600® Index that consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary for the Period Ended June 30, 2017
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I5	1.47%	19.94%	13.28%	5.70%
Class II5	1.36	19.72	13.09	5.53
Class III[5]	1.37	19.68	13.06	5.48
Russell 3000® Index	8.93	18.51	14.58	7.26
S&P SmallCap 600® Value Index	0.86	21.79	15.44	7.59

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Value Opportunities V.I. Fund”..

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustment made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,014.70	$4.40	$1,000.00	$1,020.43	$4.41	0.88%
Class II	$1,000.00	$1,013.60	$5.24	$1,000.00	$1,019.59	$5.26	1.05%
Class III	$1,000.00	$1,013.70	$5.39	$1,000.00	$1,019.44	$5.41	1.08%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

Disclosure of Expenses	BlackRock Advantage U.S. Total Market V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Advantage U.S. Total Market V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.5%
Boeing Co.	3,884	$768,061
HEICO Corp., Class A	45,717	2,836,740
Raytheon Co.	16,582	2,677,661

		6,282,462
Air Freight & Logistics — 1.4%
Forward Air Corp.	12,749	679,267
Hub Group, Inc., Class A (a)	66,268	2,541,378
XPO Logistics, Inc. (a)	4,363	281,981

		3,502,626
Airlines — 1.0%
Hawaiian Holdings, Inc. (a)	56,147	2,636,102
Auto Components — 0.9%
Cooper-Standard Holdings, Inc. (a)	80	8,070
Lear Corp.	8,830	1,254,566
Tenneco, Inc.	15,119	874,332

		2,136,968
Banks — 7.0%
Bank of America Corp.	212,132	5,146,322
Banner Corp.	26,690	1,508,252
Capital Bank Financial Corp., Class A	1,924	73,304
Cathay General Bancorp (b)	20,376	773,269
Citigroup, Inc.	37,231	2,490,009
Citizens Financial Group, Inc.	1,548	55,233
First Horizon National Corp.	83,521	1,454,936
First Merchants Corp.	136	5,459
JPMorgan Chase & Co.	47,325	4,325,505
QCR Holdings, Inc.	904	42,850
Sandy Spring Bancorp, Inc. (b)	3,594	146,132
TriState Capital Holdings, Inc. (a)(b)	24,847	626,144
Wintrust Financial Corp.	13,928	1,064,656

		17,712,071
Beverages — 1.6%
Dr. Pepper Snapple Group, Inc.	487	44,371
PepsiCo, Inc.	33,537	3,873,188

		3,917,559
Biotechnology — 4.1%
Alexion Pharmaceuticals, Inc. (a)	8,153	991,976
Amgen, Inc.	16,326	2,811,827
Biogen, Inc. (a)	1,637	444,216
Celgene Corp. (a)	14,009	1,819,349
Exelixis, Inc. (a)	22,686	558,756
Gilead Sciences, Inc.	51,853	3,670,155
Xoma Corp. (a)(b)	15	105

		10,296,384
Building Products — 0.0%
JELD-WEN Holding, Inc. (a)	86	2,792
Ply Gem Holdings, Inc. (a)	2,622	47,065

		49,857
Capital Markets — 2.7%
BGC Partners, Inc., Class A	105,080	1,328,211
CME Group, Inc.	5,343	669,157
Evercore Partners, Inc., Class A	23,150	1,632,075
Houlihan Lokey, Inc.	196	6,840
Intercontinental Exchange, Inc.	22,623	1,491,308
Moelis & Co., Class A	220	8,547
Morgan Stanley	1,718	76,554
S&P Global, Inc.	10,380	1,515,376

		6,728,068

Common Stocks	Shares	Value
Chemicals — 1.0%
AdvanSix, Inc. (a)	30,338	$947,759
Stepan Co.	13,475	1,174,211
Trinseo SA	4,787	328,867
Valhi, Inc.	2,611	7,781

		2,458,618
Commercial Services & Supplies — 0.8%
ARC Document Solutions, Inc. (a)	339	1,410
Brink’s Co.	29,744	1,992,848
CECO Environmental Corp. (b)	77	707

		1,994,965
Communications Equipment — 1.1%
Cisco Systems, Inc.	71,961	2,252,379
InterDigital, Inc.	5,738	443,547

		2,695,926
Construction — 0.0%
M/I Homes, Inc. (a)	51	1,456
Consumer Finance — 0.4%
American Express Co.	621	52,313
Discover Financial Services	8,286	515,306
Enova International, Inc. (a)	405	6,014
Green Dot Corp., Class A (a)	9,146	352,395

		926,028
Diversified Consumer Services — 0.0%
Grand Canyon Education, Inc. (a)	310	24,307
Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B (a)	7,212	1,221,496
Elevate Credit, Inc. (a)(b)	8,376	66,338
Gain Capital Holdings, Inc.	341	2,124

		1,289,958
Diversified Telecommunication Services — 1.4%
Cogent Communications Holdings, Inc.	82	3,288
FairPoint Communications, Inc. (a)	193	3,020
Level 3 Communications, Inc. (a)	2,923	173,334
Verizon Communications, Inc.	77,036	3,440,428

		3,620,070
Electric Utilities — 1.3%
Duke Energy Corp.	10,408	870,005
Portland General Electric Co.	36,668	1,675,361
Westar Energy, Inc.	14,635	775,948

		3,321,314
Electrical Equipment — 0.3%
Generac Holdings, Inc. (a)(b)	23,675	855,378
Electronic Equipment, Instruments & Components — 1.9%
Anixter International, Inc. (a)	24,072	1,882,430
Insight Enterprises, Inc. (a)	3,946	157,801
KEMET Corp. (a)	3,985	51,008
Sanmina Corp. (a)	18,308	697,535
Tech Data Corp. (a)	20,438	2,064,238

		4,853,012
Energy Equipment & Services — 0.5%
Baker Hughes, Inc.	175	9,539
Newpark Resources, Inc. (a)(b)	163,339	1,200,542
Pacific Ethanol, Inc. (a)(b)	13,773	86,081
Schlumberger Ltd.	629	41,413

		1,337,575

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

Common Stocks	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 4.6%
Brixmor Property Group, Inc.	1,252	$22,386
Cedar Realty Trust, Inc. (b)	138,458	671,521
Cherry Hill Mortgage Investment Corp.	1,858	34,317
CoreSite Realty Corp.	13,296	1,376,535
DCT Industrial Trust, Inc.	1,295	69,205
DiamondRock Hospitality Co.	20,263	221,880
DuPont Fabros Technology, Inc.	18,510	1,132,072
Equity Lifestyle Properties, Inc.	6,738	581,759
New Residential Investment Corp.	51,565	802,351
PS Business Parks, Inc.	329	43,556
QTS Realty Trust, Inc., Class A	10,730	561,501
Retail Opportunity Investments Corp.	5,483	105,219
RLJ Lodging Trust	16,293	323,742
Ryman Hospitality Properties, Inc.	2,681	171,611
Simon Property Group, Inc.	15,372	2,486,575
Summit Hotel Properties, Inc.	30,251	564,181
Terreno Realty Corp.	32,415	1,091,089
Ventas, Inc.	18,621	1,293,787

		11,553,287
Financials — 0.0%
Federal Agricultural Mortgage Corp.	25	1,618
Food & Staples Retailing — 1.9%
Performance Food Group Co. (a)	18,837	516,134
SUPERVALU, Inc. (a)(b)	132,368	435,491
Wal-Mart Stores, Inc.	50,804	3,844,847

		4,796,472
Food Products — 0.8%
Archer-Daniels-Midland Co.	18,002	744,923
Dean Foods Co.	19,097	324,649
Hershey Co.	2,757	296,019
Pinnacle Foods, Inc.	7,981	474,071
Tyson Foods, Inc., Class A	3,616	226,470

		2,066,132
Gas Utilities — 0.1%
One Gas, Inc.	1,701	118,747
Southwest Gas Holdings, Inc.	260	18,996

		137,743
Health Care Equipment & Supplies — 1.8%
Accuray, Inc. (a)(b)	42,595	202,326
Baxter International, Inc.	2,956	178,956
Masimo Corp. (a)	30,537	2,784,364
Medtronic PLC	16,204	1,438,105

		4,603,751
Health Care Providers & Services — 2.6%
Express Scripts Holding Co. (a)	3,844	245,401
Landauer, Inc.	16,600	868,180
LHC Group, Inc. (a)	2,765	187,716
Owens & Minor, Inc. (b)	11,750	378,233
UnitedHealth Group, Inc.	10,897	2,020,522
WellCare Health Plans, Inc. (a)	15,814	2,839,562

		6,539,614
Health Care Technology — 0.2%
Medidata Solutions, Inc. (a)	7,541	589,706
Hotels, Restaurants & Leisure — 2.3%
Bloomin’ Brands, Inc.	69,676	1,479,221
McDonald’s Corp.	20,091	3,077,138
Papa John’s International, Inc. (b)	18,080	1,297,421

		5,853,780

Common Stocks	Shares	Value
Household Durables — 0.8%
iRobot Corp. (a)(b)	9,037	$760,373
Taylor Morrison Home Corp., Class A (a)	45,943	1,103,091
TopBuild Corp. (a)	2,401	127,421

		1,990,885
Household Products — 1.0%
Kimberly-Clark Corp.	357	46,092
Procter & Gamble Co.	27,424	2,390,002

		2,436,094
Industrial Conglomerates — 2.4%
3M Co.	18,687	3,890,447
Honeywell International, Inc.	16,211	2,160,764

		6,051,211
Insurance — 3.3%
American Equity Investment Life Holding Co. (a)(b)	24,807	651,928
Aon PLC	145	19,278
Employers Holdings, Inc.	34,362	1,453,513
Horace Mann Educators Corp.	33,970	1,284,066
Infinity Property & Casualty Corp.	626	58,844
James River Group Holdings, Ltd.	23,281	924,954
Marsh & McLennan Cos., Inc.	15,659	1,220,776
Selective Insurance Group, Inc.	51,906	2,597,895

		8,211,254
Internet & Direct Marketing Retail — 1.2%
Amazon.com, Inc. (a)	3,189	3,086,952
Internet Software & Services — 4.3%
Alphabet, Inc., Class A (a)	5,761	5,355,886
Alphabet, Inc., Class C (a)	3,000	2,726,190
Facebook, Inc., Class A (a)	18,353	2,770,936
YuMe, Inc.	745	3,501

		10,856,513
Investment Companies — 0.0%
OM Asset Management PLC	6,007	89,264
IT Services — 4.0%
Accenture PLC, Class A (b)	6,946	859,081
CACI International, Inc., Class A (a)	7,602	950,630
CSG Systems International, Inc.	296	12,012
Euronet Worldwide, Inc. (a)	9,129	797,601
Hackett Group, Inc.	5,102	79,081
International Business Machines Corp.	1,102	169,521
Mantech International Corp. — Class A	430	17,793
Mastercard, Inc., Class A	23,428	2,845,331
Travelport Worldwide Ltd.	16,901	232,558
Visa, Inc., Class A	45,081	4,227,696

		10,191,304
Leisure Products — 0.7%
Brunswick Corp.	26,663	1,672,570
Hasbro, Inc.	806	89,877
Malibu Boats, Inc., Class A (a)	62	1,604

		1,764,051
Life Sciences Tools & Services — 1.0%
PRA Health Sciences, Inc. (a)	34,910	2,618,599
Machinery — 0.7%
Alamo Group, Inc.	1,422	129,132
Briggs & Stratton Corp.	5,769	139,033
Chart Industries, Inc. (a)	37,129	1,289,490
Illinois Tool Works, Inc.	530	75,923

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

Common Stocks	Shares	Value
Machinery (continued)
PACCAR, Inc.	381	$25,161

		1,658,739
Media — 2.7%
Comcast Corp., Class A	116,812	4,546,323
Meredith Corp. (b)	11,315	672,677
Time Warner, Inc.	7,705	773,659
Walt Disney Co.	6,639	705,394

		6,698,053
Metals & Mining — 0.8%
Materion Corp.	29,812	1,114,969
Newmont Mining Corp.	29,186	945,335

		2,060,304
Miscellaneous — 0.1%
Bank of the Ozarks, Inc.	3,187	149,375
Inter Parfums, Inc.	4,589	168,187

		317,562
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Arbor Realty Trust, Inc.	67,843	565,811
Multiline Retail — 0.6%
Big Lots, Inc. (b)	6,926	334,526
Target Corp.	23,156	1,210,827

		1,545,353
Multi-Utilities — 1.4%
Avista Corp.	7,824	332,207
CMS Energy Corp.	53,073	2,454,626
NorthWestern Corp.	13,395	817,363

		3,604,196
Oil, Gas & Consumable Fuels — 4.5%
Alon USA Energy, Inc.	1,482	19,740
Anadarko Petroleum Corp.	26,904	1,219,827
Chevron Corp.	12,256	1,278,668
ConocoPhillips	67,752	2,978,378
Devon Energy Corp.	36,496	1,166,777
Eclipse Resources Corp. (a)(b)	270,798	774,482
Exxon Mobil Corp.	27,422	2,213,778
Phillips 66	8,202	678,223
Valero Energy Corp.	14,550	981,543
Williams Cos., Inc.	1,872	56,684

		11,368,100
Paper & Forest Products — 2.0%
Boise Cascade Co. (a)(b)	72,478	2,203,331
Domtar Corp. (b)	70,938	2,725,438

		4,928,769
Personal Products — 0.1%
Estee Lauder Cos., Inc., Class A	1,333	127,941
Herbalife Ltd. (b)	695	49,574

		177,515
Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	30,871	1,720,132
Catalent, Inc. (a)	78,990	2,772,549
Corcept Therapeutics, Inc. (a)(b)	5,559	65,596
Johnson & Johnson	27,118	3,587,440
Merck & Co., Inc.	67,702	4,339,021

		12,484,738
Professional Services — 0.0%
Insperity, Inc.	146	10,366

Common Stocks	Shares	Value
Professional Services (continued)
Startek, Inc. (a)	24	$294

		10,660
Retail — 0.1%
Blue Apron Holdings, Inc., Class A (a)	37,981	354,743
Road & Rail — 1.0%
ArcBest Corp.	33,245	684,847
Union Pacific Corp.	17,252	1,878,915

		2,563,762
Semiconductors & Semiconductor Equipment — 2.3%
Advanced Energy Industries, Inc. (a)	3,843	248,604
Analog Devices, Inc.	347	26,997
Cabot Microelectronics Corp.	84	6,202
Entegris, Inc. (a)	36,940	810,833
Intel Corp.	126,633	4,272,597
IXYS Corp. (a)	16,845	277,100
Texas Instruments, Inc.	3,053	234,867

		5,877,200
Software — 4.7%
A10 Networks, Inc. (a)	23	194
Adobe Systems, Inc. (a)	23,723	3,355,381
Bottomline Technologies, Inc. (a)	71,686	1,841,613
Dell Technologies, Inc., Class V (a)	13,497	824,802
Microsoft Corp.	35,658	2,457,906
Oracle Corp.	25,163	1,261,673
Paycom Software, Inc. (a)(b)	27	1,847
Paylocity Holding Corp. (a)	778	35,150
Verint Systems, Inc. (a)	37,865	1,541,105
VMware, Inc., Class A (a)(b)	7,434	649,955

		11,969,626
Specialty Retail — 2.7%
Aaron’s, Inc.	40,300	1,567,670
Big 5 Sporting Goods Corp. (b)	162	2,114
Home Depot, Inc.	14,319	2,196,535
Lowe’s Cos., Inc.	39,716	3,079,181

		6,845,500
Technology Hardware, Storage & Peripherals — 3.0%
Apple Inc.	52,084	7,501,138
Textiles, Apparel & Luxury Goods — 1.2%
NIKE, Inc., Class B	36,063	2,127,717
Wolverine World Wide, Inc. (b)	31,312	877,049

		3,004,766
Tobacco — 2.6%
Altria Group, Inc.	31,606	2,353,699
Philip Morris International, Inc.	29,539	3,469,356
Reynolds American, Inc.	8,200	533,328
Turning Point Brands, Inc. (a)	4,476	68,662

		6,425,045
Trading Companies & Distributors — 0.3%
Applied Industrial Technologies, Inc.	13,212	780,169
Wireless Telecommunication Services — 0.0%
Boingo Wireless, Inc. (a)	2,969	44,416
Total Common Stocks — 99.4%		250,865,099
Total Long-Term Investments (Cost — $246,804,346) — 99.4%		250,865,099

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Schedule of Investments (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (c)(d)	939,749	$939,749
SL Liquidity Series, LLC, Money Market Series, 1.27% (c)(d)(e)	7,746,077	7,746,852
Total Short-Term Securities (Cost — $8,687,259) — 3.5%		8,686,601

Total Investments (Cost — $255,491,605) — 102.9%	$259,551,700
Liabilities in Excess of Other Assets — (2.9)%	(7,278,271)

Net Assets — 100.0%	$252,273,429

Notes to Schedule of Investments
(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	8,781,802	(7,842,053)	939,749	$939,749	$14,140		—	—
SL Liquidity Series, LLC, Money Market Series	33,718,069	(25,971,992)	7,746,077	7,746,852	68,198	[1]	$1,647	$862
Total				$8,686,601	$82,338		$1,647	$862

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
14	S&P 500 E-Mini Index	September 2017	$1,694,630	$(7,358)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Net unrealized depreciation[1]	—	—	$7,358	—	—	—	$7,358

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Advantage U.S. Total Market V.I. Fund

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$34,855	—	—	—	$34,855
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(7,358)	—	—	—	$(7,358)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts: Average notional value of contracts — long	$847,315

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the Fair Value Investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$250,865,099	—	—	$250,865,099
Short-Term Securities	939,749	—	—	939,749

Subtotal	$251,804,848	—	—	$251,804,848

Investments Valued at NAV[2]				7,746,852

Total Investments				$259,551,700

[1]     See above Schedule of Investments for values in each industry.

[2]     As of June 30, 2017, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(7,358)	—	—	$(7,358)

[1]	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Advantage U.S. Total Market V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $7,517,785) (cost — $246,804,346)	$250,865,099
Investments at value — affiliated (cost — $8,687,259)	8,686,601
Cash	2,447
Cash pledged for futures contracts	58,000
Receivables:
Investments sold	3,471,576
Securities lending income — affiliated	8,231
Capital shares sold	19,862
Dividends — affiliated	7,337
Dividends — unaffiliated	256,053
From the Manager	56,043
Variation margin on futures contracts	640
Prepaid expenses	601

Total assets	263,432,490

Liabilities
Cash collateral on securities loaned at value	7,740,052
Payables:
Investments purchased	2,968,564
Capital shares redeemed	144,898
Distribution fees	1,530
Investment advisory fees	114,444
Officer’s and Directors’ fees	759
Other accrued expenses	186,837
Other affiliates	1,977

Total liabilities	11,159,061

Net Assets	$252,273,429

Net Assets Consist of
Paid-in capital	204,668,701
Undistributed net investment income	686,815
Accumulated net realized gain	42,865,209
Net unrealized appreciation (depreciation)	4,052,704

Net Assets	$252,273,429

Net Asset Value
Class I — Based on net assets of $243,849,888 and 8,604,876 shares outstanding, 100 million shares authorized, $0.10 par value	$28.34

Class II — Based on net assets of $3,064,899 and 108,443 shares outstanding, 100 million shares authorized, $0.10 par value	$28.26

Class III — Based on net assets of $5,358,642 and 241,513 shares outstanding, 10 million shares authorized, $0.10 par value	$22.19

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Advantage U.S. Total Market V.I. Fund

Investment Income
Dividends — unaffiliated[1]	$1,667,708
Dividends — affiliated	14,140
Securities lending — affiliated — net	68,198
Foreign taxes withheld	(3,567)

Total investment income	1,746,479

Expenses
Investment advisory	947,857
Transfer agent	2,477
Transfer agent — class specific	227,376
Professional	44,854
Accounting services	29,236
Custodian	19,373
Printing	17,015
Officer and Directors	11,199
Distribution — class specific	9,646
Miscellaneous	6,962

Total expenses	1,315,995
Less:
Fees waived by the Manager	(42,942)
Transfer agent fees reimbursed — class specific	(149,433)

Total expenses after fees waived and reimbursed	1,123,620

Net investment income	622,859

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	36,397,233
Investments — affiliated	1,647
Futures contracts	34,855
Foreign currency transactions	(17)

36,433,718

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(33,381,773)
Investments — affiliated	862
Futures contracts	(7,358)
Foreign currency translations	26

(33,388,243)

Net realized and unrealized gain	3,010,637

Net Increase in Net Assets Resulting from Operations	$3,668,334

[1]	Includes non-recurring dividends in the amount of $464,138.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Statements of Changes in Net Assets	BlackRock Advantage U.S. Total Market V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$622,859	$626,144
Net realized gain	36,433,718	18,083,477
Net change in unrealized appreciation (depreciation)	(33,388,243)	32,110,679

Net increase in net assets resulting from operations	3,668,334	50,820,300

Distributions to Shareholders[1]
From net investment income:
Class I	—	(628,029)
Class II	—	(3,111)
Class III	—	(8,867)
From net realized gain:
Class I	—	(6,427,714)
Class II	—	(86,226)
Class III	—	(201,410)

Decrease in net assets resulting from distributions to shareholders	—	(7,355,357)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(11,496,454)	(13,315,761)

Net Assets
Total increase (decrease) in net assets	(7,828,120)	30,149,182
Beginning of period	260,101,549	229,952,367

End of period	$252,273,429	$260,101,549

Undistributed net investment income, end of period	$686,815	$63,956

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights	BlackRock Advantage U.S. Total Market V.I. Fund

	Class I
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$27.93	$23.24	$26.96	$27.48	$19.39	$17.16

Net investment income[1]	0.07 [2]	0.07	0.07	0.10	0.09	0.09
Net realized and unrealized gain (loss)	0.34	5.43	(1.80)	1.35	8.13	2.23

Net increase (decrease) from investment operations	0.41	5.50	(1.73)	1.45	8.22	2.32

Distributions:[3]
From net investment income	—	(0.07)	(0.07)	(0.08)	(0.13)	(0.09)
From net realized gain	—	(0.74)	(1.92)	(1.89)	—	—
From return of capital	—	—	(0.00)[4]	—	—	—

Total distributions	—	(0.81)	(1.99)	(1.97)	(0.13)	(0.09)

Net asset value, end of period	$28.34	$27.93	$23.24	$26.96	$27.48	$19.39

Total Return[5]
Based on net asset value	1.47%[6]	23.65%	(6.61)%	5.22%	42.40%	13.54%

Ratios to Average Net Assets
Total expenses	1.03%[7]	1.01%	1.01%	1.02%	1.00%	0.95%

Total expenses after fees waived and reimbursed	0.88%[7]	0.92%	0.90%	0.90%	0.90%	0.87%

Net investment income	0.50%[2,7]	0.28%	0.26%	0.37%	0.37%	0.48%

Supplemental Data
Net assets, end of period (000)	$243,850	$250,567	$220,681	$260,860	$279,345	$213,871

Portfolio turnover rate	115%	78%	61%	57%	66%	47%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.05 per share and 0.37%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Financial Highlights (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

	Class II
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$27.88	$23.21	$26.91	$27.43	$19.35	$17.13

Net investment income[1]	0.05 [2]	0.03	0.02	0.05	0.05	0.06
Net realized and unrealized gain (loss)	0.33	5.41	(1.77)	1.34	8.12	2.22

Net increase (decrease) from investment operations	0.38	5.44	(1.75)	1.39	8.17	2.28

Distributions:[3]
From net investment income	—	(0.03)	(0.03)	(0.02)	(0.09)	(0.06)
From net realized gain	—	(0.74)	(1.92)	(1.89)	—	—
From return of capital	—	—	(0.00)[4]	—	—	—

Total distributions	—	(0.77)	(1.95)	(1.91)	(0.09)	(0.06)

Net asset value, end of period	$28.26	$27.88	$23.21	$26.91	$27.43	$19.35

Total Return[5]
Based on net asset value	1.36%[6]	23.40%	(6.76)%	5.03%	42.25%	13.31%

Ratios to Average Net Assets
Total expenses	1.21%[7]	1.20%	1.18%	1.19%	1.14%	1.16%

Total expenses after fees waived and reimbursed	1.05%[7]	1.09%	1.07%	1.07%	1.04%	1.04%

Net investment income	0.34%[2,7]	0.10%	0.08%	0.20%	0.22%	0.31%

Supplemental Data
Net assets, end of period (000)	$3,065	$3,351	$3,120	$3,764	$4,701	$3,968

Portfolio turnover rate	115%	78%	61%	57%	66%	47%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.05 per share and 0.37%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights (concluded)	BlackRock Advantage U.S. Total Market V.I. Fund

	Class III
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$21.89	$18.36	$21.73	$22.50	$15.90	$14.09

Net investment income[1]	0.03 [2]	0.01	0.01	0.04	0.02	0.04
Net realized and unrealized gain (loss)	0.27	4.29	(1.43)	1.11	6.67	1.83

Net increase (decrease) from investment operations	0.30	4.30	(1.42)	1.15	6.69	1.87

Distributions:[3]
From net investment income	—	(0.03)	(0.03)	(0.03)	(0.09)	(0.06)
From net realized gain	—	(0.74)	(1.92)	(1.89)	—	—
From return of capital	—	—	(0.00)[4]	—	—	—

Total distributions	—	(0.77)	(1.95)	(1.92)	(0.09)	(0.06)

Net asset value, end of period	$22.19	$21.89	$18.36	$21.73	$22.50	$15.90

Total Return[5]
Based on net asset value	1.37%[6]	23.41%	(6.78)%	5.07%	42.08%	13.28%

Ratios to Average Net Assets
Total expenses	1.30%[7]	1.29%	1.29%	1.25%	1.32%	1.21%

Total expenses after fees waived and reimbursed	1.08%[7]	1.11%	1.09%	1.09%	1.09%	1.08%

Net investment income	0.25%[2,7]	0.08%	0.06%	0.18%	0.13%	0.28%

Supplemental Data
Net assets, end of period (000)	$5,359	$6,184	$6,152	$8,002	$8,764	$11,262

Portfolio turnover rate	115%	78%	61%	57%	66%	47%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.34%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Notes to Financial Statements (Unaudited)	BlackRock Advantage U.S. Total Market V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage U.S. Total Market V.I. Fund (the “Fund”) (formerly known as BlackRock Value Opportunities V.I. Fund). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distribution of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Notes to Financial Statements (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$2,868,987	$(2,868,987)	—
Deutsche Bank Securities, Inc.	957,459	(957,459)	—
Goldman Sachs & Co.	65,339	(65,339)	—
JP Morgan Securities LLC	1,721,330	(1,721,330)	—
Morgan Stanley	1,676,554	(1,676,554)	—
SG Americas Securities LLC	14	(14)	—
State Street Bank & Trust Co.	228,102	(228,102)	—

Total	$7,517,785	$(7,517,785)	—

[1]

Cash collateral with a value of $7,740,052 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of Fund’s net assets:

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	19

Notes to Financial Statements (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

For the six months ended June 30, 2017, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Class II	Class III	Total
$2,424	$7,222	$9,646

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class II	Class III	Total
$218,285	$3,284	$5,807	$227,376

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in the fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $1,605.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective May 1, 2017, the waiver became contractual through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, there were no fees waived by the Manager.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $1,306 for certain accounting services, which is included in accounting services in the Statement of Operations.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.09%
Class III	0.01%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

The following table shows the class specific expense reimbursements shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

	Class I	Class II	Class III	Total
Transfer Agent Fees Reimbursed	$141,903	$1,983	$5,547	$149,433

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.55%
Class II	0.70%
Class III	0.80%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, the amount waived by the Manager was $41,337.

Prior to June 12, 2017, the expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40%
Class III	1.50%

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $26,838 for securities lending agent services.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	21

Notes to Financial Statements (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2017, the purchase transactions with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were $63,609,833.

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $288,422,583 and $293,933,558, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$256,145,492

Gross unrealized appreciation	$7,797,932
Gross unrealized depreciation	(4,391,724)

Net unrealized appreciation	$3,406,208

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (concluded)	BlackRock Advantage U.S. Total Market V.I. Fund

a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	134,451	$3,755,482	327,636	$7,975,556
Shares issued in reinvestment of distributions	—	—	251,991	7,055,742
Shares redeemed	(500,504)	(14,012,483)	(1,102,731)	(26,953,529)

Net decrease	(366,053)	$(10,257,001)	(523,104)	$(11,922,231)

Class II
Shares sold	703	$19,551	1,234	$31,358
Shares issued in reinvestment of distributions	—	—	3,196	89,337
Shares redeemed	(12,444)	(350,760)	(18,686)	(468,111)

Net decrease	(11,741)	$(331,209)	(14,256)	$(347,416)

Class III
Shares sold	11,804	$256,777	16,572	$323,624
Shares issued in reinvestment of distributions	—	—	9,584	210,277
Shares redeemed	(52,801)	(1,165,021)	(78,719)	(1,580,015)

Net decrease	(40,997)	$(908,244)	(52,563)	$(1,046,114)

Total Net Decrease	(418,791)	$(11,496,454)	(589,923)	$(13,315,761)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	23

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Basic Value V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock Basic Value V.I. Fund

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

Stock selection within the energy sector was the most significant detractor from performance over the period. Falling oil prices weighed on the Fund’s overweight positions in oil producers Gulfport Energy Corp., Apache Corp. and Devon Energy Corp. While exposure to these names has been maintained based on company-specific value opportunities, the Fund trimmed the positions to reduce and diversify the portfolio’s energy risk exposure.

•

Stock selection in consumer staples, specifically an overweight position in grocery store operator The Kroger Company, detracted. The stock came under pressure after the company lowered 2017 earnings guidance and in the wake of the announced acquisition of Whole Foods by Amazon. The Fund maintained the position on the view that Kroger is a quality franchise and well-positioned relative to its peers to withstand the secular pressures impacting the food retailing industry.

•

Credit card holdings Discover Financial Services, Inc. and Capital One Financial Corp. drove the Fund’s underperformance within the financials sector. Both stocks underperformed after disappointing first quarter earnings results revealed higher-than-expected loss provisions. While banks can offset higher loss provisions through improved margins from higher interest rates, credit card companies do not have the same interest rate exposure. The Fund reduced exposure to credit card companies in favor of banks within the financials sector.

•

The most significant positive contributor to relative performance was an overweight allocation to and stock selection within the health care sector. Most notably, overweight positions in drug companies Baxter International Inc. and Novartis International AG generated positive performance following strong first quarter earnings results.

•	Within materials, an overweight position in specialty chemicals manufacturer Akzo Nobel NV benefited relative performance after PPG Industries placed a bid to acquire the Dutch company.

•	Within consumer discretionary, a position in Newell Brands Inc., a marketer of a wide range of consumer products, outperformed in the period.

Describe recent portfolio activity.

•	During the period, the Fund’s allocation to the information technology (“IT”) and consumer staples sectors increased modestly, while the weightings in financials and energy declined.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with the largest sector overweights in IT, health care, financials, telecommunications and utilities, while the most significant underweights were in industrials, real estate, consumer staples and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Financials	27%
Health Care	16
Information Technology	13
Energy	9
Consumer Staples	7
Consumer Discretionary	7
Utilities	7
Telecommunication Services	4
Industrials	3
Materials	3
Short-Term Securities	10
Liabilities in Excess of Other Assets	(6)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock Basic Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	(0.79)%	11.42%	12.59%	5.06%
Class II4	(0.86)	11.20	12.40	4.89
Class III[4]	(0.93)	11.11	12.28	4.77
Russell 1000® Value Index	4.66	15.53	13.94	5.57

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$992.10	$3.61	$1,000.00	$1,021.17	$3.66	0.73%
Class II	$1,000.00	$991.40	$4.44	$1,000.00	$1,020.33	$4.51	0.90%
Class III	$1,000.00	$990.70	$4.99	$1,000.00	$1,019.79	$5.06	1.01%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

Disclosure of Expenses	BlackRock Basic Value V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Basic Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.1%
Northrop Grumman Corp.	1,480	$379,931
Raytheon Co.	1,647	265,958

		645,889
Airlines — 0.2%
Delta Air Lines, Inc.	20,104	1,080,389
Auto Components — 0.8%
Lear Corp.	27,170	3,860,314
Banks — 13.6%
Bank of America Corp. (a)	516,505	12,530,411
Citigroup, Inc.	352,770	23,593,258
JPMorgan Chase & Co.	232,527	21,252,968
KeyCorp	193,630	3,628,626
Regions Financial Corp.	311,578	4,561,502

		65,566,765
Beverages — 0.3%
PepsiCo, Inc.	12,354	1,426,763
Biotechnology — 2.5%
Gilead Sciences, Inc.	172,874	12,236,022
Capital Markets — 2.3%
Morgan Stanley	88,115	3,926,404
Nasdaq, Inc.	100,090	7,155,434

		11,081,838
Chemicals — 0.6%
Akzo Nobel NV — ADR	101,899	2,956,090
Communications Equipment — 5.0%
Cisco Systems, Inc.	775,921	24,286,327
Consumer Finance — 5.2%
Capital One Financial Corp.	124,500	10,286,190
Discover Financial Services	169,010	10,510,732
SLM Corp. (b)	348,596	4,008,854

		24,805,776
Containers & Packaging — 1.5%
Avery Dennison Corp.	12,262	1,083,593
Bemis Co., Inc.	31,763	1,469,039
Crown Holdings, Inc. (a)(b)	29,478	1,758,657
Graphic Packaging Holding Co.	81,322	1,120,617
Owens-Illinois, Inc. (b)	67,654	1,618,284

		7,050,190
Diversified Telecommunication Services — 1.9%
Verizon Communications, Inc.	206,520	9,223,183
Electric Utilities — 3.6%
American Electric Power Co., Inc.	21,969	1,526,186
Duke Energy Corp.	14,130	1,181,127
Exelon Corp.	403,277	14,546,201

		17,253,514

Common Stocks	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 0.2%
Brixmor Property Group, Inc.	51,410	$919,211
Food & Staples Retailing — 4.2%
CVS Health Corp.	20,234	1,628,028
Kroger Co.	362,929	8,463,504
Walgreens Boots Alliance, Inc.	127,478	9,982,802

		20,074,334
Food Products — 1.8%
General Mills, Inc. (a)	66,142	3,664,267
Hormel Foods Corp. (a)	24,880	848,657
JM Smucker Co. (a)	22,392	2,649,645
Mondelez International, Inc., Class A	39,799	1,718,919

		8,881,488
Health Care Equipment & Supplies — 7.6%
Baxter International, Inc.	246,962	14,951,079
Hologic, Inc. (b)	46,553	2,112,575
Medtronic PLC	52,583	4,666,741
Zimmer Biomet Holdings, Inc.	115,514	14,831,998

		36,562,393
Household Durables — 1.0%
Newell Brands, Inc.	90,621	4,859,098
Independent Power and Renewable Electricity Producers — 2.9%
AES Corp.	1,097,796	12,196,514
Dynegy, Inc. (a)(b)	194,009	1,604,454

		13,800,968
Industrial Conglomerates — 0.3%
Honeywell International, Inc.	10,489	1,398,079
Insurance — 5.3%
American International Group, Inc.	62,604	3,914,002
Hartford Financial Services Group, Inc.	115,436	6,068,470
Lincoln National Corp.	67,093	4,534,145
Prudential Financial, Inc.	64,385	6,962,594
XL Group Ltd.	97,467	4,269,055

		25,748,266
Internet Software & Services — 0.9%
eBay, Inc. (b)	119,075	4,158,099
IT Services — 0.2%
First Data Corp., Class A (b)	55,803	1,015,615
Media — 4.1%
Comcast Corp., Class A	188,609	7,340,662
Interpublic Group of Cos., Inc. (a)	228,719	5,626,487
Omnicom Group, Inc. (a)	21,944	1,819,158
Scripps Networks Interactive, Inc., Class A (a)	69,558	4,751,507

		19,537,814
Metals & Mining — 0.5%
Reliance Steel & Aluminum Co.	31,596	2,300,505

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments (continued)	BlackRock Basic Value V.I. Fund

Common Stocks	Shares	Value
Multiline Retail — 0.8%
Dollar General Corp.	55,221	$3,980,882
Multi-Utilities — 0.1%
Public Service Enterprise Group, Inc.	13,734	590,699
Oil, Gas & Consumable Fuels — 9.4%
Apache Corp. (a)	101,218	4,851,379
ConocoPhillips	212,794	9,354,424
Devon Energy Corp.	303,857	9,714,308
Gulfport Energy Corp. (b)	336,082	4,957,209
Marathon Oil Corp.	388,207	4,600,253
Marathon Petroleum Corp.	82,936	4,340,041
Occidental Petroleum Corp.	15,947	954,747
Suncor Energy, Inc.	81,715	2,386,078
Valero Energy Corp.	61,285	4,134,286

		45,292,725
Personal Products — 0.2%
Unilever NV — NY Shares (a)	19,736	1,090,809
Pharmaceuticals — 6.3%
Novartis AG — ADR (a)	114,911	9,591,621
Pfizer, Inc.	610,768	20,515,697

		30,107,318
Professional Services — 2.0%
Nielsen Holdings PLC	255,250	9,867,965
Road & Rail — 0.7%
Norfolk Southern Corp.	27,578	3,356,243
Semiconductors & Semiconductor Equipment — 3.9%
NXP Semiconductors NV (b)	14,307	1,565,901
QUALCOMM, Inc.	309,830	17,108,813

		18,674,714
Software — 1.1%
Oracle Corp.	106,978	5,363,877
Technology Hardware, Storage & Peripherals — 2.1%
Apple Inc.	69,503	10,009,822

Common Stocks	Shares	Value
Thrifts & Mortgage Finance — 0.2%
New York Community Bancorp, Inc. (a)	79,365	$1,042,062
Tobacco — 0.5%
Philip Morris International, Inc.	19,202	2,255,275
Wireless Telecommunication Services — 1.7%
Telephone & Data Systems, Inc.	269,283	7,472,603
United States Cellular Corp. (a)(b)	19,830	759,886

		8,232,489
Total Common Stocks — 95.6%		460,593,810

Preferred Stocks
Food Products — 0.4%
Tyson Foods, Inc., 4.75% (c)	31,368	2,126,123
Total Long-Term Investments (Cost — $399,015,932) — 96.0%		462,719,933

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (d)(e)	18,317,081	18,317,081
SL Liquidity Series, LLC, Money Market Series, 1.27% (d)(e)(f)	28,312,707	28,315,538
Total Short-Term Securities (Cost — $46,635,450) — 9.7%		46,632,619
Total Investments (Cost — $445,651,382) — 105.7%		509,352,552
Liabilities in Excess of Other Assets — (5.7)%		(27,510,364)

Net Assets — 100.0%		$481,842,188

Notes to Schedule of Investments

(a)	Security, or a portion of the security, is on loan.

(b)	Non-income producing security.

(c)	Convertible security.

(d)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,004,744	9,312,337	18,317,081	$18,317,081	$22,727		—	—
SL Liquidity Series, LLC Money Market Series	15,486,989	12,825,718	28,312,707	28,315,538	28,524	[1]	$1,275	$(1,892)
Total				$46,632,619	$51,251		$1,275	$(1,892)

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Basic Value V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$462,719,933	—	—	$462,719,933
Short-Term Securities	18,317,081	—	—	18,317,081

Subtotal	$481,037,014	—	—	$481,037,014

Investments Valued at NAV[2]				28,315,538

Total Investments				$509,352,552

[1]	See above Schedule of Investments for values in each industry.

[2]	As of June 30, 2017, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Basic Value V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $27,656,979) (cost — $399,015,932)	$462,719,933
Investments at value — affiliated (cost — $46,635,450)	46,632,619
Receivables:
Investments sold	687,555
Securities lending income — affiliated	5,410
Capital shares sold	841,951
Dividends — affiliated	12,271
Dividends — unaffiliated	211,462
From the Manager	104,920
Prepaid expenses	1,311

Total assets	511,217,432

Liabilities
Cash collateral on securities loaned at value	28,312,546
Payables:
Investments purchased	487,409
Capital shares redeemed	27,580
Distribution fees	18,470
Investment advisory fees	235,953
Officer’s and Directors’ fees	1,984
Other accrued expenses	287,137
Other affiliates	4,165

Total liabilities	29,375,244

Net Assets	$481,842,188

Net Assets Consist of
Paid-in capital	$409,558,638
Undistributed net investment income	3,218,639
Undistributed net realized gain	5,363,741
Net unrealized appreciation (depreciation)	63,701,170

Net Assets	$481,842,188

Net Asset Value
Class I — Based on net assets of $388,283,195 and 25,737,815 shares outstanding, 300 million shares authorized, $0.10 par value	$15.09

Class II — Based on net assets of $4,990,128 and 332,021 shares outstanding, 100 million shares authorized, $0.10 par value	$15.03

Class III — Based on net assets of $88,568,865 and 5,926,647 shares outstanding, 100 million shares authorized, $0.10 par value	$14.94

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Basic Value V.I. Fund

Investment Income
Dividends — unaffiliated	$5,167,928
Securities lending — affiliated — net	28,524
Dividends — affiliated	22,727
Foreign taxes withheld	(35,901)

Total investment income	5,183,278

Expenses
Investment advisory	1,519,963
Transfer agent — class specific	488,718
Distribution — class specific	135,071
Accounting services	60,052
Professional	38,414
Custodian	28,841
Printing	27,209
Officer and Directors	13,200
Transfer agent	2,480
Miscellaneous	7,714

Total expenses	2,321,662
Less:
Fees waived by the Manager	(2,476)
Transfer agent fees reimbursed — class specific	(320,239)

Total expenses after fees waived and/or reimbursed	1,998,947

Net investment income	3,184,331

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	4,661,385
Investments — affiliated	1,275

4,662,660

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(12,155,138)
Investments — affiliated	(1,892)

(12,157,030)

Total realized and unrealized loss	(7,494,370)

Net Decrease in Net Assets Resulting from Operations	$(4,310,039)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Statements of Changes in Net Assets	BlackRock Basic Value V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$3,184,331	$7,398,267
Net realized gain	4,662,660	11,127,761
Net change in unrealized appreciation (depreciation)	(12,157,030)	62,151,962

Net increase (decrease) in net assets resulting from operations	(4,310,039)	80,677,990

Distributions to Shareholders[1]
From net investment income:
Class I	—	(5,872,962)
Class II	—	(67,020)
Class III	—	(1,460,033)
From net realized gain:
Class I	—	(9,240,298)
Class II	—	(121,410)
Class III	—	(2,595,104)

Decrease in net assets resulting from distributions to shareholders	—	(19,356,827)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(42,504,061)	23,301,671

Net Assets
Total increase (decrease) in net assets	(46,814,100)	84,622,834
Beginning of period	528,656,288	444,033,454

End of period	$481,842,188	$528,656,288

Undistributed net investment income, end of period	$3,218,639	$34,308

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights	BlackRock Basic Value V.I. Fund

	Class I
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$15.21	$13.36	$16.42	$17.44	$12.80	$11.43

Net investment income[1]	0.10	0.23	0.24	0.25	0.22	0.22
Net realized and unrealized gain (loss)	(0.22)	2.19	(1.20)	1.51	4.65	1.38

Net increase (decrease) from investment operations	(0.12)	2.42	(0.96)	1.76	4.87	1.60

Distributions:[2]
From net investment income	—	(0.22)	(0.25)	(0.27)	(0.23)	(0.23)
From net realized gain	—	(0.35)	(1.85)	(2.51)	—	—

Total distributions	—	(0.57)	(2.10)	(2.78)	(0.23)	(0.23)

Net asset value, end of period	$15.09	$15.21	$13.36	$16.42	$17.44	$12.80

Total Return[3]
Based on net asset value	(0.79)%[4]	18.19%	(5.95)%	9.93%	38.07%	14.05%

Ratios to Average Net Assets
Total expenses	0.85%[5]	0.84%	0.86%	0.85%	0.84%	0.79%

Total expenses after fees waived and/or reimbursed	0.73%[5]	0.73%	0.73%	0.72%	0.72%	0.71%

Net investment income	1.32%[5]	1.63%	1.47%	1.40%	1.41%	1.79%

Supplemental Data
Net assets, end of period (000)	$388,283	$409,216	$393,370	$468,876	$448,299	$363,954

Portfolio turnover rate	16%	45%	50%	39%	47%	42%

	Class II
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$15.16	$13.33	$16.38	$17.40	$12.77	$11.40

Net investment income[1]	0.09	0.20	0.21	0.22	0.19	0.20
Net realized and unrealized gain (loss)	(0.22)	2.18	(1.18)	1.51	4.64	1.38

Net increase (decrease) from investment operations	(0.13)	2.38	(0.97)	1.73	4.83	1.58

Distributions:[2]
From net investment income	—	(0.20)	(0.23)	(0.24)	(0.20)	(0.21)
From net realized gain	—	(0.35)	(1.85)	(2.51)	—	—

Total distributions	—	(0.55)	(2.08)	(2.75)	(0.20)	(0.21)

Net asset value, end of period	$15.03	$15.16	$13.33	$16.38	$17.40	$12.77

Total Return[3]
Based on net asset value	(0.86)%[4]	17.88%	(6.07)%	9.75%	37.85%	13.89%

Ratios to Average Net Assets
Total expenses	1.02%[5]	1.02%	1.02%	1.02%	1.01%	0.95%

Total expenses after fees waived and/or reimbursed	0.90%[5]	0.90%	0.90%	0.89%	0.89%	0.87%

Net investment income	1.15%[5]	1.47%	1.30%	1.23%	1.24%	1.63%

Supplemental Data
Net assets, end of period (000)	$4,990	$5,280	$5,466	$6,233	$6,715	$6,058

Portfolio turnover rate	16%	45%	50%	39%	47%	42%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Financial Highlights (concluded)	BlackRock Basic Value V.I. Fund

	Class III
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$15.08	$13.28	$16.32	$17.35	$12.74	$11.37

Net investment income[1]	0.08	0.18	0.19	0.20	0.17	0.19
Net realized and unrealized gain (loss)	(0.22)	2.17	(1.17)	1.50	4.62	1.38

Net increase (decrease) from investment operations	(0.14)	2.35	(0.98)	1.70	4.79	1.57

Distributions:[2]
From net investment income	—	(0.20)	(0.21)	(0.22)	(0.18)	(0.20)
From net realized gain	—	(0.35)	(1.85)	(2.51)	—	—

Total distributions	—	(0.55)	(2.06)	(2.73)	(0.18)	(0.20)

Net asset value, end of period	$14.94	$15.08	$13.28	$16.32	$17.35	$12.74

Total Return[3]
Based on net asset value	(0.93)%[4]	17.72%	(6.15)%	9.63%	37.65%	13.81%

Ratios to Average Net Assets
Total expenses	1.16%[5]	1.04%	1.13%	1.11%	1.12%	1.05%

Total expenses after fees waived and/or reimbursed	1.01%[5]	1.00%	1.01%	1.00%	1.00%	0.98%

Net investment income	1.02%[5]	1.25%	1.19%	1.11%	1.14%	1.52%

Supplemental Data
Net assets, end of period (000)	$88,569	$114,160	$45,197	$54,394	$47,184	$38,758

Portfolio turnover rate	16%	45%	50%	39%	47%	42%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (Unaudited)	BlackRock Basic Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Basic Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

SEC Reporting Modernization: U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$23,302,340	$(23,302,340)	—
Deutsche Bank Securities Inc.	1,734,047	(1,734,047)	—
JP Morgan Securities LLC	961,771	(961,771)	—
Morgan Stanley	892,861	(892,861)	—
State Street Bank & Trust Co.	765,960	(765,960)	—

Total	$27,656,979	$(27,656,979)	—

[1]

Cash collateral with a value of $28,312,546 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution Fee	0.15%	0.25%

For the six months ended June 30, 2017, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Class II	Class III	Total
$3,878	$131,193	$135,071

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class II	Class III	Total
$355,435	$5,221	$128,062	$488,718

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in the fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $2,476.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective May 1, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, there were no fees waived by the Manager.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $2,739 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08%
Class III	0.09%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

by a vote of a majority of the outstanding voting securities of the Fund. The following table shows the class specific expense reimbursements shown as Transfer agent fees reimbursed — class specific in the Statement of Operations.

	Class I	Class II	Class III	Total
Transfer Agent Fees Reimbursed	$236,392	$3,152	$80,695	$320,239

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $10,376 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $79,101,718 and $126,072,200, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$450,008,859

Gross unrealized appreciation	$76,359,781
Gross unrealized depreciation	(17,016,088)

Net unrealized appreciation	$59,343,693

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (concluded)	BlackRock Basic Value V.I. Fund

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	479,293	$7,285,845	513,208	$7,180,733
Shares issued in reinvestment of distributions	—	—	997,564	15,113,260
Shares redeemed	(1,651,933)	(25,150,404)	(4,036,476)	(56,435,698)

Net decrease	(1,172,640)	$(17,864,559)	(2,525,704)	$(34,141,705)

Class II
Shares sold	4,289	$64,155	—	—
Shares issued in reinvestment of distributions	—	—	12,491	$188,430
Shares redeemed	(20,513)	(309,269)	(74,442)	(1,035,844)

Net decrease	(16,224)	$(245,114)	(61,951)	$(847,414)

Class III
Shares sold	511,481	$7,670,957	5,548,659	$78,156,015
Shares issued in reinvestment of distributions	—	—	269,920	4,055,137
Shares redeemed	(2,152,927)	(32,065,345)	(1,655,158)	(23,920,362)

Net increase (decrease)	(1,641,446)	$(24,394,388)	4,163,421	$58,290,790

Total Net Increase (Decrease)	(2,830,310)	$(42,504,061)	1,575,766	$23,301,671

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	19

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Capital Appreciation V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock Capital Appreciation V.I. Fund

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2017, the Fund outperformed the benchmark Russell 1000® Growth Index and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

In sector terms, information technology (“IT”) was the largest contributor to relative performance, led by internet software & services holdings. The consumer sectors also aided results. Internet & direct marketing retail names, positioning within specialty retail and lack of exposure to media companies benefited in consumer discretionary, while beverages and an underweight to food & staples retailing added in consumer staples. Conversely, health care was a prime detractor from returns due to weakness in biotechnology. Financials also weighed on performance, in particular bank and diversified financial services holdings.

•

In stock specifics, the top individual contributor was Tencent Holdings Ltd. Tencent continues to outperform as its revenue growth accelerates, proving the investment adviser’s thesis of growing monetization of the company’s dominant WeChat communication platform.

•

Positions in Activision Blizzard Inc. and Amazon.com Inc. also added value. Activision shares gained following strong earnings performance and increased investor confidence in video game secular growth. Amazon outperformed as continued underperformance among traditional retailers focused investors on its share gain opportunities. In addition, the company’s advertising opportunity has come to the fore.

•

The largest individual detractor was Alexion Pharmaceuticals Inc. Early in the period, Alexion underperformed despite reporting fourth-quarter 2016 earnings and 2017 guidance that were in line with expectations. Later, the company disclosed that its regional office in Brazil is being investigated for alleged sales irregularities pertaining to its flagship product Soliris. While Soliris sales in Brazil account for less than 5% of overall revenue, the news heightened investor concerns over the company’s sales practices and management’s control of its operations. The company then also announced the departure of its interim Chief Financial Officer, head of R&D and head of Human Resources. While not entirely surprising, the departures further contributed to negative sentiment.

•

Elsewhere, the position in Acuity Brands Inc. was a drag. The LED-lighting leader underperformed after reporting weaker than expected results in its fiscal 2017 first and second quarters due to an industry slowing in short-cycle business. While management does not expect the business to rebound substantially until 2018, its fiscal third quarter (reported in late June) showed improvement and Acuity beat consensus expectations on both top line and margin. An underweight to Apple Inc. also weighed on returns. Despite first-half strength, the investment adviser maintains its underweight.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the portfolio’s weighting in IT substantially increased, particularly within software and internet software & services. Health care and real estate exposures also increased. Exposure to financials and industrials decreased, largely with respect to diversified financial services, banks and airlines. Energy saw declines as well.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweight relative to the Russell 1000® Growth Index was IT, followed by financials and health care. Industrials and consumer staples were the largest portfolio underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock Capital Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to the Class III Shares.

[2]

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long-term.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

[4]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended June 30, 2017
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I5	17.50%	22.88%	14.25%	7.73%
Class III[5]	17.29	22.56	13.93	7.46[7]
Russell 1000® Growth Index	13.99	20.42	15.30	8.91
S&P 500® Index	9.34	17.90	14.63	7.18

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,175.00	$4.26	$1,000.00	$1,020.88	$3.96	0.79%
Class III	$1,000.00	$1,172.90	$5.66	$1,000.00	$1,019.59	$5.26	1.05%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

BlackRock Capital Appreciation V.I. Fund

Portfolio Information as of June 30, 2017

Sector Allocation	Percent of Net Assets
Information Technology	42%
Consumer Discretionary	20
Health Care	16
Financials	7
Industrials	6
Consumer Staples	4
Materials	2
Real Estate	2
Energy	1
Telecommunication Services	1
Short-Term Securities	5
Liabilities in Excess of Other Assets	(6)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Capital Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.2%
TransDigm Group, Inc. (a)	16,752	$4,504,110
Banks — 5.4%
Bank of America Corp.	364,439	8,841,290
First Republic Bank	55,625	5,568,064
SunTrust Banks, Inc.	35,638	2,021,387
SVB Financial Group (b)	10,487	1,843,510
Wells Fargo & Co.	42,659	2,363,735

		20,637,986
Beverages — 3.5%
Constellation Brands, Inc., Class A	57,071	11,056,365
Dr. Pepper Snapple Group, Inc.	25,137	2,290,232

		13,346,597
Biotechnology — 7.7%
Alexion Pharmaceuticals, Inc. (b)	94,987	11,557,068
Biogen, Inc. (b)	24,134	6,549,002
Celgene Corp. (b)	59,925	7,782,460
Regeneron Pharmaceuticals, Inc. (b)	4,052	1,990,099
Vertex Pharmaceuticals, Inc. (b)	15,113	1,947,612

		29,826,241
Capital Markets — 0.4%
S&P Global, Inc.	10,582	1,544,866
Chemicals — 2.3%
Monsanto Co.	31,907	3,776,513
Sherwin-Williams Co.	15,000	5,264,400

		9,040,913
Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B (b)	31,883	5,400,024
Diversified Telecommunication Services — 0.4%
Zayo Group Holdings, Inc. (b)	55,452	1,713,467
Electrical Equipment — 1.9%
Acuity Brands, Inc. (a)	35,790	7,275,391
Equity Real Estate Investment Trusts (REITs) — 2.1%
Equinix, Inc.	11,016	4,727,627
SBA Communications Corp. (b)	24,484	3,302,892

		8,030,519
Health Care Equipment & Supplies — 3.1%
Becton Dickinson and Co.	29,287	5,714,187
Boston Scientific Corp. (b)	228,039	6,321,241

		12,035,428
Health Care Providers & Services — 4.6%
UnitedHealth Group, Inc.	96,634	17,917,876
Hotels, Restaurants & Leisure — 1.2%
Domino’s Pizza, Inc.	21,933	4,639,487

Common Stocks	Shares	Value
Industrial Conglomerates — 1.0%
Roper Technologies, Inc.	17,232	$3,989,725
Internet & Direct Marketing Retail — 13.4%
Amazon.com, Inc. (b)	30,338	29,367,184
Netflix, Inc. (b)	68,491	10,233,240
Priceline Group, Inc. (b)	6,537	12,227,589

		51,828,013
Internet Software & Services — 14.9%
Alibaba Group Holding Ltd. — ADR (a)(b)	40,745	5,740,971
Alphabet, Inc., Class A (b)	28,382	26,386,178
Facebook, Inc., Class A (b)	80,209	12,109,955
Tencent Holdings Ltd.	369,700	13,262,973

		57,500,077
IT Services — 6.6%
Cognizant Technology Solutions Corp., Class A	61,598	4,090,107
Global Payments, Inc.	57,870	5,226,818
PayPal Holdings, Inc. (b)	40,873	2,193,654
Visa, Inc., Class A	147,580	13,840,052

		25,350,631
Multiline Retail — 0.9%
Dollar Tree, Inc. (b)	47,777	3,340,568
Oil, Gas & Consumable Fuels — 0.8%
Pioneer Natural Resources Co.	19,479	3,108,459
Pharmaceuticals — 0.9%
Zoetis, Inc.	55,407	3,456,289
Professional Services — 2.0%
Equifax, Inc.	56,012	7,697,169
Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices, Inc. (b)	220,087	2,746,686
ASML Holding NV	45,322	5,905,910
Broadcom Ltd.	31,746	7,398,405
NVIDIA Corp.	22,922	3,313,604
Teradyne, Inc.	75,368	2,263,301

		21,627,906
Software — 11.8%
Activision Blizzard, Inc.	76,929	4,428,803
Adobe Systems, Inc. (b)	44,944	6,356,879
Autodesk, Inc. (b)	78,220	7,886,140
Microsoft Corp.	311,541	21,474,521
salesforce.com, Inc. (b)	20,771	1,798,769
Snap, Inc., Class A (a)(b)	131,797	2,342,033
Zendesk, Inc. (b)	44,823	1,245,183

		45,532,328
Specialty Retail — 3.1%
Home Depot, Inc.	51,861	7,955,477

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments (continued)	BlackRock Capital Appreciation V.I. Fund

Common Stocks	Shares	Value
Specialty Retail (continued)
Ulta Beauty, Inc. (b)	13,366	$3,840,586

		11,796,063
Technology Hardware, Storage & Peripherals — 1.6%
Apple Inc.	43,438	6,255,941
Textiles, Apparel & Luxury Goods — 1.6%
NIKE, Inc., Class B	101,449	5,985,491
Total Common Stocks — 99.4%		383,381,565

Preferred Stocks — 1.0%	Shares	Value
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $2,858,021) (b)(c)(d)	466,235	$3,734,542
Total Long-Term Investments (Cost — $301,106,828) — 100.4%		387,116,107

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (e)(f)	203,035	203,035
SL Liquidity Series, LLC, Money Market Series, 1.27% (e)(f)(g)	19,523,204	19,525,156
Total Short-Term Securities (Cost — $19,730,027) — 5.1%		19,728,191
Total Investments (Cost — $320,836,855) — 105.5%		406,844,298
Liabilities in Excess of Other Assets — (5.5)%		(21,338,749)

Net Assets — 100.0%		$385,505,549

Notes to Schedule of Investments

(a)	Security, or a portion of the security, is on loan.

(b)	Non-income producing security.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,734,542, representing 0.9% of its net assets as of period end, and an original cost of $2,858,021.

(e)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,707,694	(3,504,659)	203,035	$203,035	$7,231		—	—
SL Liquidity Series, LLC, Money Market Series	4,725,932	14,797,272	19,523,204	19,525,156	81,880	[1]	$908	$(1,417)
Total				$19,728,191	$89,111		$908	$(1,417)

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Current yield as of period end.

(g)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Capital Appreciation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$4,504,110	—	—	$4,504,110
Banks	20,637,986	—	—	20,637,986
Beverages	13,346,597	—	—	13,346,597
Biotechnology	29,826,241	—	—	29,826,241
Capital Markets	1,544,866	—	—	1,544,866
Chemicals	9,040,913	—	—	9,040,913
Diversified Financial Services	5,400,024	—	—	5,400,024
Diversified Telecommunication Services	1,713,467	—	—	1,713,467
Electrical Equipment	7,275,391	—	—	7,275,391
Equity Real Estate Investment Trusts (REITs)	8,030,519	—	—	8,030,519
Health Care Equipment & Supplies	12,035,428	—	—	12,035,428
Health Care Providers & Services	17,917,876	—	—	17,917,876
Hotels, Restaurants & Leisure	4,639,487	—	—	4,639,487
Industrial Conglomerates	3,989,725	—	—	3,989,725
Internet & Direct Marketing Retail	51,828,013	—	—	51,828,013
Internet Software & Services	44,237,104	$ 13,262,973	—	57,500,077
IT Services	25,350,631	—	—	25,350,631
Multiline Retail	3,340,568	—	—	3,340,568
Oil, Gas & Consumable Fuels	3,108,459	—	—	3,108,459
Pharmaceuticals	3,456,289	—	—	3,456,289
Professional Services	7,697,169	—	—	7,697,169
Semiconductors & Semiconductor Equipment	21,627,906	—	—	21,627,906
Software	45,532,328	—	—	45,532,328
Specialty Retail	11,796,063	—	—	11,796,063
Technology Hardware, Storage & Peripherals	6,255,941	—	—	6,255,941
Textiles, Apparel & Luxury Goods	5,985,491	—	—	5,985,491
Preferred Stocks:
Software	—	—	$ 3,734,542	3,734,542
Short-Term Securities	203,035	—	—	203,035

Subtotal	$370,321,627	$13,262,973	$ 3,734,542	$387,319,142

Investments Valued at NAV[1]				19,525,156

Total Investments				$406,844,298

[1] As of June 30, 2017, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six month ended June 30, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Schedule of Investments (concluded)	BlackRock Capital Appreciation V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of December 31, 2016	$3,771,841
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	(37,299)
Purchases	—
Sales	—

Closing Balance, as of June 30, 2017	$3,734,542

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[2]	$(37,299)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$3,734,542	Market	Revenue Multiple[1]	10.75	x
			Revenue Growth Rate[1]	131.00%

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Capital Appreciation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $19,295,300) (cost — $301,106,828)	$387,116,107
Investments at value — affiliated (cost — $19,730,027)	19,728,191
Foreign currency at value (cost — $21)	21
Receivables:
Investments sold	1,777,249
Securities lending income — affiliated	50,333
Capital shares sold	635
Dividends — affiliated	2,143
Dividends — unaffiliated	40,355
From the Manager	82,648
Prepaid expenses	941

Total assets	408,798,623

Liabilities
Cash collateral on securities loaned at value	19,522,737
Payables:
Investments purchased	1,925,173
Capital shares redeemed	1,285,555
Distribution fees	51,713
Investment advisory fees	207,959
Officer’s and Directors’ fees	1,204
Other accrued expenses	295,680
Other affiliates	3,053

Total liabilities	23,293,074

Net Assets	$385,505,549

Net Assets Consist of
Paid-in capital	$271,503,035
Accumulated net investment loss	(453,020)
Accumulated net realized gain	28,448,091
Net unrealized appreciation (depreciation)	86,007,443

Net Assets	$385,505,549

Net Asset Value
Class I — Based on net assets of $135,004,535 and 13,319,232 shares outstanding, 100 million shares authorized, $0.10 par value	$10.14

Class III — Based on net assets of $250,501,014 and 24,950,832 shares outstanding, 100 million shares authorized, $0.10 par value	$10.04

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Capital Appreciation V.I. Fund

Investment Income
Dividends — unaffiliated	$1,268,852
Dividends — affiliated	7,231
Securities lending — affiliated — net	81,880
Foreign taxes withheld	(10,566)

Total investment income	1,347,397

Expenses
Investment advisory	1,230,044
Transfer agent	2,480
Transfer agent — class specific	383,166
Distribution — class specific	307,952
Accounting services	41,324
Printing	30,371
Professional	28,149
Custodian	18,289
Officer and Directors	12,025
Registration	31
Miscellaneous	6,346

Total expenses	2,060,177
Less:
Fees waived by the Manager	(871)
Transfer agent fees reimbursed — class specific	(238,361)

Total expenses after fees waived and reimbursed	1,820,945

Net investment loss	(473,548)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	21,726,781
Investments — affiliated	908
Foreign currency transactions	(197)

21,727,492

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	39,331,350
Investments — affiliated	(1,417)

39,329,933

Net realized and unrealized gain	61,057,425

Net Increase in Net Assets Resulting from Operations	$60,583,877

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statements of Changes in Net Assets	BlackRock Capital Appreciation V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment loss	$(473,548)	$(803,733)
Net realized gain	21,727,492	11,433,518
Net change in unrealized appreciation (depreciation)	39,329,933	(9,402,200)

Net increase in net assets resulting from operations	60,583,877	1,227,585

Distributions to Shareholders[1]
From net realized gain:
Class I	—	(3,477,222)
Class III	—	(6,437,188)

Decrease in net assets resulting from distributions to shareholders	—	(9,914,410)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(30,966,410)	(8,176,154)

Net Assets
Total increase (decrease) in net assets	29,617,467	(16,862,979)
Beginning of period	355,888,082	372,751,061

End of period	$385,505,549	$355,888,082

Undistributed (accumulated) net investment income (loss), end of period	$(453,020)	$20,528

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Financial Highlights	BlackRock Capital Appreciation V.I. Fund

	Class I
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$8.63	$8.86	$9.02	$9.80	$8.50	$7.62

Net investment income (loss)[1]	(0.00)[2]	(0.00)[3,4]	(0.01)	(0.01)	(0.00)[3]	0.07
Net realized and unrealized gain (loss)	1.51	0.01	0.63	0.87	2.86	0.99

Net increase from investment operations	1.51	0.01	0.62	0.86	2.86	1.06

Distributions:[5]
From net investment income	—	—	—	—	(0.00)[3]	(0.07)
From net realized gain	—	(0.24)	(0.78)	(1.64)	(1.56)	(0.11)

Total distributions	—	(0.24)	(0.78)	(1.64)	(1.56)	(0.18)

Net asset value, end of period	$10.14	$8.63	$8.86	$9.02	$9.80	$8.50

Total Return[6]
Based on net asset value	17.50%[7]	0.10%	6.73%	9.02%	33.82%	13.84%

Ratios to Average Net Assets
Total expenses	0.92%[8]	0.92%	0.93%	0.91%	0.93%	0.86%

Total expenses after fees waived and reimbursed	0.79%[8]	0.80%	0.79%	0.79%	0.80%	0.77%

Net investment income (loss)	(0.08)%[8]	(0.06)%[4]	(0.15)%	(0.10)%	(0.00)%[3]	0.81%

Supplemental Data
Net assets, end of period (000)	$135,005	$124,752	$139,045	$166,586	$180,580	$191,093

Portfolio turnover rate	26%	89%	70%	102%	158%	63%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Amount is greater than $(0.005) per share.

[4]

Net Investment Income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.07%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2016.

[5]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[6]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights (concluded)	BlackRock Capital Appreciation V.I. Fund

	Class III
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$8.56	$8.81	$8.97	$9.76	$8.48	$7.61

Net investment income (loss)[1]	(0.02)	(0.03)[2]	(0.04)	(0.03)	(0.03)	0.06
Net realized and unrealized gain (loss)	1.50	0.02	0.63	0.86	2.84	0.97

Net increase (decrease) from investment operations	1.48	(0.01)	0.59	0.83	2.81	1.03

Distributions:[3]
From net investment income	—	—	—	—	(0.00)[4]	(0.05)
From net realized gain	—	(0.24)	(0.75)	(1.62)	(1.53)	(0.11)

Total distributions	—	(0.24)	(0.75)	(1.62)	(1.53)	(0.16)

Net asset value, end of period	$10.04	$8.56	$8.81	$8.97	$9.76	$8.48

Total Return[5]
Based on net asset value	17.29%[6]	(0.13)%	6.49%	8.68%	33.40%	13.57%

Ratios to Average Net Assets
Total expenses	1.18%[7]	1.18%	1.17%	1.18%	1.19%	1.11%

Total expenses after fees waived and reimbursed	1.05%[7]	1.06%	1.05%	1.05%	1.06%	1.02%

Net investment income (loss)	(0.34)%[7]	(0.32)%[2]	(0.40)%	(0.35)%	(0.27)%	0.72%

Supplemental Data
Net assets, end of period (000)	$250,501	$231,136	$233,706	$233,723	$207,582	$134,612

Portfolio turnover rate	26%	89%	70%	102%	158%	63%

[1]	Based on average shares outstanding.

[2]

Net Investment Income per share and the ratio of net investment income to average net assets include $0.00 per share and 0.07%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2016.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Notes to Financial Statements (Unaudited)	BlackRock Capital Appreciation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Capital Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on June 15, 2010.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i	)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii	)	recapitalizations and other transactions across the capital structure; and
	(iii	)	market multiples of comparable issuers.

Income approach	(i	)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii	)	quoted prices for similar investments or assets in active markets; and
	(iii	)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i	)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii	)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii	)	relevant news and other public sources; and
	(iv	)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

4. Securities and Other Investments:

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclays Capital, Inc.	$6,788	$(6,788)	—
Citigroup Global Markets, Inc.	8,115,532	(8,115,532)	—
Deutsche Bank Securities, Inc.	458,803	(457,099)	$1,704
Goldman Sachs & Co.	248,695	(248,695)	—
JP Morgan Securities LLC	4,901,027	(4,901,027)	—
Merrill Lynch, Pierce, Fenner & Smith	389,341	(389,341)	—
Morgan Stanley	489,848	(489,848)	—
SG Americas Securities LLC	1,189,435	(1,189,435)	—
State Street Bank and Trust Co.	3,495,831	(3,495,831)	—

Total	$19,295,300	$(19,293,596)	$1,704

[1]

Cash collateral with a value of $19,522,737 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

[2]

The market value of the loaned securities is determined as of June 30, 2017. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61%
$3 Billion — $5 Billion	0.59%
$5 Billion — $10 Billion	0.57%
Greater than $10 Billion	0.55%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2017, the class specific distribution fees borne directly by Class III is $307,952.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$131,772	$251,394	$383,166

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $871.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective May 1, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, there were no fees waived by the manager.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $2,020 for certain accounting services, which is included in accounting services in the Statement of Operations.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

The following table shows the class specific expense reimbursements shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$85,508	$152,853	$238,361

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $32,384 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were $655,544 and $145,995, respectively.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	19

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

6. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $100,161,638 and $129,183,043, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$320,972,111

Gross unrealized appreciation	$88,638,534
Gross unrealized depreciation	(2,766,347)

Net unrealized appreciation	$85,872,187

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (concluded)	BlackRock Capital Appreciation V.I. Fund

upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	218,580	$2,025,438	777,970	$6,572,821
Shares issued in reinvestment of distributions	—	—	401,138	3,477,222
Shares redeemed	(1,354,419)	(12,988,247)	(2,421,144)	(20,728,474)

Net decrease	(1,135,839)	$(10,962,809)	(1,242,036)	$(10,678,431)

Class III
Shares sold	341,309	$3,146,494	2,536,670	$20,090,081
Shares issued in reinvestment of distributions	—	—	748,085	6,437,188
Shares redeemed	(2,394,330)	(23,150,095)	(2,810,719)	(24,024,992)

Net increase (decrease)	(2,053,021)	$(20,003,601)	474,036	$2,502,277

Total Net Decrease	(3,188,860)	$(30,966,410)	(768,000)	$(8,176,154)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	21

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Equity Dividend V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock Equity Dividend V.I. Fund

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2017, the Fund outperformed its benchmark, the Russell 1000® Value Index, and underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

During the period, the largest contribution to relative performance came from stock selection in the information technology (“IT”) sector. Most notably, selection in the software and technology hardware, storage & peripherals industries proved beneficial. Within health care, a combination of stock selection and an overweight to the health care providers & services and pharmaceuticals industries contributed to relative results. Additionally, a combination of stock selection and allocation decisions in energy boosted relative returns, with the majority of the outperformance in the sector driven by an underweight to the energy equipment & services industry. Stock selection within and an underweight to the telecommunication services (“telecom”) sector also contributed to performance, as did selection within the consumer discretionary sector.

•

The largest detractor from relative performance came from a combination of stock selection and allocation decisions within the consumer staples sector. In particular, selection in the food & staples retailing industry and underweights to the household products and tobacco industries negatively affected relative returns. The portfolio’s cash position, which averaged 4.7% for the period, also represented a drag on performance. Further, a combination of stock selection within and an underweight to the utilities sector weighed on relative returns, as did stock selection in the industrials sector.

Describe recent portfolio activity.

•

Over the six-month period, the Fund’s exposure to the industrials, energy, health care, utilities and telecom sectors was increased. Conversely, exposure to consumer staples, consumer discretionary, financials, information technology and real estate was decreased.

Describe portfolio positioning at period end.

•

The Fund’s largest allocations were in the financials, health care and industrials sectors. Relative to the benchmark, the Fund had overweight positions in the industrials, IT, health care, financials and materials sectors, with underweights to real estate, consumer staples, consumer discretionary, telecom and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets

Financials	27%
Health Care	16
Industrials	11
Energy	10
Information Technology	10
Consumer Staples	6
Utilities	5
Consumer Discretionary	5
Materials	3
Telecommunication Services	2
Short-Term Securities	11
Liabilities in Excess of Other Assets	(6)

For Fund compliance purposes, the Fund’s classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock Equity Dividend V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest in at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

[4]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended June 30, 2017
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I5	6.35%	17.94%	11.96%	6.24%
Class III[5]	6.20	17.71	11.66	5.98[7]
Russell 1000® Value Index	4.66	15.53	13.94	5.57
S&P 500® Index	9.34	17.90	14.63	7.18

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance for the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustment made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,063.50	$3.43	$1,000.00	$1,021.47	$3.36	0.67%
Class III	$1,000.00	$1,060.00	$4.70	$1,000.00	$1,020.23	$4.61	0.92%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

Disclosure of Expenses	BlackRock Equity Dividend V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Equity Dividend V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.6%
Lockheed Martin Corp.	13,040	$3,620,034
Northrop Grumman Corp.	17,254	4,429,274

		8,049,308
Air Freight & Logistics — 0.6%
United Parcel Service, Inc., Class B	16,900	1,868,971
Banks — 16.9%
Bank of America Corp.	450,860	10,937,864
Citigroup, Inc.	166,680	11,147,558
JPMorgan Chase & Co.	133,820	12,231,148
KeyCorp	94,750	1,775,615
SunTrust Banks, Inc.	52,927	3,002,019
U.S. Bancorp	84,900	4,408,008
Wells Fargo & Co.	146,665	8,126,708

		51,628,920
Beverages — 1.7%
Coca-Cola Co.	47,835	2,145,400
Diageo PLC	97,320	2,875,992

		5,021,392
Capital Markets — 3.4%
Goldman Sachs Group, Inc.	17,190	3,814,461
Invesco Ltd.	42,528	1,496,560
Morgan Stanley	113,510	5,058,006

		10,369,027
Chemicals — 3.0%
Dow Chemical Co.	128,755	8,120,578
Praxair, Inc.	6,755	895,375

		9,015,953
Communications Equipment — 0.8%
Motorola Solutions, Inc.	26,760	2,321,162
Containers & Packaging — 0.5%
International Paper Co.	28,270	1,600,365
Diversified Telecommunication Services — 1.5%
BCE, Inc.	16,485	742,484
Verizon Communications, Inc.	85,760	3,830,042

		4,572,526
Electric Utilities — 3.5%
Exelon Corp.	44,810	1,616,297
FirstEnergy Corp.	76,637	2,234,735
NextEra Energy, Inc.	32,085	4,496,071
PG&E Corp.	33,630	2,232,023

		10,579,126
Energy Equipment & Services — 0.4%
Halliburton Co.	28,200	1,204,422
Equity Real Estate Investment Trusts (REITs) — 0.4%
Weyerhaeuser Co.	35,030	1,173,505
Food & Staples Retailing — 0.8%
Kroger Co.	100,990	2,355,087
Food Products — 0.3%
Mondelez International, Inc., Class A	22,400	967,456

Common Stocks	Shares	Value
Health Care Equipment & Supplies — 1.0%
Becton Dickinson and Co.	10,660	$2,079,873
Smith & Nephew PLC	52,210	901,593

		2,981,466
Health Care Providers & Services — 6.9%
Aetna, Inc.	36,693	5,571,098
Anthem, Inc.	36,011	6,774,749
Cardinal Health, Inc.	8,410	655,307
McKesson Corp.	16,240	2,672,130
Quest Diagnostics, Inc.	21,625	2,403,835
UnitedHealth Group, Inc.	16,182	3,000,466

		21,077,585
Hotels, Restaurants & Leisure — 0.0%
Hilton Worldwide Holdings, Inc.	2,156	133,349
Household Products — 1.0%
Procter & Gamble Co.	33,335	2,905,145
Industrial Conglomerates — 5.7%
3M Co.	10,755	2,239,083
General Electric Co.	238,995	6,455,255
Honeywell International, Inc.	30,160	4,020,026
Koninklijke Philips NV (a)	129,710	4,617,515

		17,331,879
Insurance — 6.3%
Allstate Corp.	14,960	1,323,062
American International Group, Inc.	91,700	5,733,084
Marsh & McLennan Cos., Inc.	27,959	2,179,684
MetLife, Inc.	76,540	4,205,108
Prudential Financial, Inc.	34,020	3,678,923
Travelers Cos., Inc.	16,268	2,058,390

		19,178,251
Machinery — 0.3%
Pentair PLC	12,430	827,092
Media — 2.4%
Comcast Corp., Class A	130,660	5,085,287
Publicis Groupe SA	29,960	2,233,015

		7,318,302
Multiline Retail — 0.8%
Dollar General Corp.	34,360	2,477,012
Multi-Utilities — 1.4%
Dominion Resources, Inc.	22,120	1,695,056
Public Service Enterprise Group, Inc.	58,840	2,530,708

		4,225,764
Oil, Gas & Consumable Fuels — 10.1%
Anadarko Petroleum Corp.	13,000	589,420
Chevron Corp.	38,433	4,009,715
Enbridge, Inc.	30,177	1,201,346
Exxon Mobil Corp.	32,105	2,591,837
Hess Corp. (a)	66,589	2,921,259
Marathon Oil Corp.	110,940	1,314,639
Marathon Petroleum Corp.	44,550	2,331,302
Occidental Petroleum Corp.	72,300	4,328,601
Royal Dutch Shell PLC, Class A — ADR (a)	50,650	2,694,074

Portfolio Abbreviations
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments (continued)	BlackRock Equity Dividend V.I. Fund

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Suncor Energy, Inc.	154,960	$4,524,832
TOTAL SA — ADR (a)	83,638	4,147,608

		30,654,633
Personal Products — 1.2%
Unilever NV — NY Shares (a)	68,465	3,784,061
Pharmaceuticals — 7.6%
AstraZeneca PLC	76,796	5,144,092
Johnson & Johnson	13,145	1,738,952
Merck & Co., Inc.	96,880	6,209,039
Pfizer, Inc.	303,150	10,182,810

		23,274,893
Professional Services — 1.3%
Experian PLC	117,580	2,413,087
Nielsen Holdings PLC	41,220	1,593,565

		4,006,652
Road & Rail — 0.5%
Union Pacific Corp.	15,265	1,662,511
Semiconductors & Semiconductor Equipment — 2.0%
QUALCOMM, Inc.	29,880	1,649,974
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	122,580	4,285,397

		5,935,371
Software — 5.1%
Constellation Software, Inc.	1,240	648,696
Microsoft Corp.	88,065	6,070,320
Oracle Corp.	177,800	8,914,892

		15,633,908
Specialty Retail — 1.3%
Gap, Inc. (a)	55,380	1,217,806

Common Stocks	Shares	Value
Specialty Retail (concluded)
Home Depot, Inc.	17,795	$2,729,753

		3,947,559
Technology Hardware, Storage & Peripherals — 2.3%
Lenovo Group Ltd.	2,078,000	1,311,492
Samsung Electronics Co. Ltd. — GDR	5,459	5,666,964

		6,978,456
Tobacco — 0.8%
Altria Group, Inc.	16,735	1,246,255
Philip Morris International, Inc.	11,155	1,310,155

		2,556,410
Wireless Telecommunication Services — 0.6%
SK Telecom Co. Ltd — ADR	66,040	1,695,247
Total Common Stocks — 95.0%		289,312,766
Total Long-Term Investments (Cost — $252,354,060) — 95.0%		289,312,766

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (b)(c)	14,993,225	14,993,225
SL Liquidity Series, LLC, Money Market Series, 1.27% (b)(c)(d)	17,939,842	17,941,636
Total Short-Term Securities (Cost — $32,936,655) — 10.8%		32,934,861
Total Investments (Cost — $285,290,715) — 105.8%		322,247,627
Liabilities in Excess of Other Assets — (5.8)%		(17,559,686)

Net Assets — 100.0%		$304,687,941

Notes to Schedule of Investments

(a)	Security, or a portion of the security, is on loan.

(b)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	11,807,360	3,185,865	14,993,225	$14,993,225	$37,382		—	—
SL Liquidity Series, LLC, Money Market Series	5,710,743	12,229,099	17,939,842	17,941,636	17,306	[1]	$151	$(1,727)
				$32,934,861	$54,688		$151	$(1,727)

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Equity Dividend V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$8,049,308	—	—	$8,049,308
Air Freight & Logistics	1,868,971	—	—	1,868,971
Banks	51,628,920	—	—	51,628,920
Beverages	2,145,400	$2,875,992	—	5,021,392
Capital Markets	10,369,027	—	—	10,369,027
Chemicals	9,015,953	—	—	9,015,953
Communications Equipment	2,321,162	—	—	2,321,162
Containers & Packaging	1,600,365	—	—	1,600,365
Diversified Telecommunication Services	4,572,526	—	—	4,572,526
Electric Utilities	10,579,126	—	—	10,579,126
Energy Equipment & Services	1,204,422	—	—	1,204,422
Equity Real Estate Investment Trusts (REITs)	1,173,505	—	—	1,173,505
Food & Staples Retailing	2,355,087	—	—	2,355,087
Food Products	967,456	—	—	967,456
Health Care Equipment & Supplies	2,079,873	901,593	—	2,981,466
Health Care Providers & Services	21,077,585	—	—	21,077,585
Hotels, Restaurants & Leisure	133,349	—	—	133,349
Household Products	2,905,145	—	—	2,905,145
Industrial Conglomerates	12,714,364	4,617,515	—	17,331,879
Insurance	19,178,251	—	—	19,178,251
Machinery	827,092	—	—	827,092
Media	5,085,287	2,233,015	—	7,318,302
Multiline Retail	2,477,012	—	—	2,477,012
Multi-Utilities	4,225,764	—	—	4,225,764
Oil, Gas & Consumable Fuels	30,654,633	—	—	30,654,633
Personal Products	3,784,061	—	—	3,784,061
Pharmaceuticals	18,130,801	5,144,092	—	23,274,893
Professional Services	1,593,565	2,413,087	—	4,006,652
Road & Rail	1,662,511	—	—	1,662,511
Semiconductors & Semiconductor Equipment	5,935,371	—	—	5,935,371
Software	15,633,908	—	—	15,633,908
Specialty Retail	3,947,559	—	—	3,947,559
Technology Hardware, Storage & Peripherals	5,666,964	1,311,492	—	6,978,456
Tobacco	2,556,410	—	—	2,556,410
Wireless Telecommunication Services	1,695,247	—	—	1,695,247
Short-Term Securities	14,993,225	—	—	14,993,225

Subtotal	$284,809,205	$19,496,786	—	$304,305,991

Investments Valued at NAV[1]				17,941,636

Total Investments				$322,247,627

[1]	As of June 30, 2017, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Equity Dividend V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $17,384,679) (cost — $252,354,060)	$289,312,766
Investments at value — affiliated (cost — $32,936,655)	32,934,861
Foreign currency at value (cost — $2,024)	2,060
Receivables:
Investments sold	502,049
Securities lending income — affiliated	3,618
Capital shares sold	40,966
Dividends — affiliated	10,285
Dividends — unaffiliated	616,989
From the Manager	109,610
Prepaid expenses	585

Total assets	323,533,789

Liabilities
Cash collateral on securities loaned at value	17,942,160
Payables:
Investments purchased	528,692
Capital shares redeemed	21,667
Distribution fees	53,492
Investment advisory fees	148,879
Professional fees	16,173
Officer’s and Directors’ fees	293
Custodian fees	14,354
Other accrued expenses	118,426
Other affiliates	1,712

Total liabilities	18,845,848

Net Assets	$304,687,941

Net Assets Consist of
Paid-in capital	$257,041,702
Undistributed net investment income	1,510,624
Accumulated net realized gain	9,178,667
Net unrealized appreciation (depreciation)	36,956,948

Net Assets	$304,687,941

Net Asset Value
Class I — Based on net assets of $36,285,082 and 3,072,815 shares outstanding, 100 million shares authorized, $0.10 par value	$11.81

Class III — Based on net assets of $268,402,859 and 22,783,100 shares outstanding, 100 million shares authorized, $0.10 par value	$11.78

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Equity Dividend V.I. Fund

Investment Income
Dividends — unaffiliated	$3,821,552
Dividends — affiliated	37,382
Securities lending — affiliated — net	17,306
Foreign taxes withheld	(129,410)

Total investment income	3,746,830

Expenses
Investment advisory	840,966
Transfer agent	2,480
Transfer agent — class specific	307,914
Distribution — class specific	305,925
Accounting services	28,994
Professional	22,203
Custodian	14,336
Printing	19,853
Officer and Directors	11,305
Miscellaneous	5,712

Total expenses	1,559,688
Less:
Fees waived by the Manager	(4,462)
Transfer agent fees reimbursed — class specific	(307,914)

Total expenses after fees waived and reimbursed	1,247,312

Net investment income	2,499,518

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	7,457,581
Investments — affiliated	151
Foreign currency transactions	3,020

7,460,752

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	7,061,802
Investments — affiliated	(1,727)
Foreign currency translations	34

7,060,109

Net realized and unrealized gain	14,520,861

Net Increase in Net Assets Resulting from Operations	$17,020,379

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Statements of Changes in Net Assets	BlackRock Equity Dividend V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$2,499,518	$3,253,492
Net realized gain	7,460,752	8,682,192
Net change in unrealized appreciation (depreciation)	7,060,109	20,643,955

Net increase in net assets resulting from operations	17,020,379	32,579,639

Distributions to Shareholders[1]
From net investment income:
Class I	(142,311)	(572,333)
Class III	(857,715)	(2,692,740)
From net realized gain:
Class I	—	(1,013,606)
Class III	—	(6,297,460)

Decrease in net assets resulting from distributions to shareholders	(1,000,026)	(10,576,139)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	30,073,239	120,900,587

Net Assets
Total increase in net assets	46,093,592	142,904,087
Beginning of period	258,594,349	115,690,262

End of period	$304,687,941	$258,594,349

Undistributed net investment income, end of period	$1,510,624	$11,132

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights	BlackRock Equity Dividend V.I. Fund

	Class I
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.15	$10.04	$10.90	$10.78	$8.95	$8.17

Net investment income[1]	0.11	0.21	0.19	0.20	0.19	0.21
Net realized and unrealized gain (loss)	0.60	1.42	(0.25)	0.80	1.99	0.78

Net increase (decrease) from investment operations	0.71	1.63	(0.06)	1.00	2.18	0.99

Distributions:[2]
From net investment income	(0.05)	(0.19)	(0.18)	(0.20)	(0.20)	(0.20)
From net realized gain	—	(0.33)	(0.62)	(0.68)	(0.15)	(0.01)

Total distributions	(0.05)	(0.52)	(0.80)	(0.88)	(0.35)	(0.21)

Net asset value, end of period	$11.81	$11.15	$10.04	$10.90	$10.78	$8.95

Total Return[3]
Based on net asset value	6.35%[4]	16.40%	(0.61)%	9.34%	24.52%	12.12%

Ratios to Average Net Assets
Total expenses	0.88%[5,6]	0.89%[5]	1.00%	0.99%	1.04%	0.96%

Total expenses after fees waived and reimbursed	0.67%[5,6]	0.70%[5]	0.79%	0.78%	0.84%	0.83%

Net investment income	1.99%[5,6]	1.98%[5]	1.79%	1.81%	1.95%	2.35%

Supplemental Data
Net assets, end of period (000)	$36,285	$35,256	$30,527	$35,694	$36,658	$34,558

Portfolio turnover rate	16%	23%	25%	18%	18%	4%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Financial Highlights (concluded)	BlackRock Equity Dividend V.I. Fund

	Class III
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.13	$10.03	$10.89	$10.77	$8.95	$8.17

Net investment income[1]	0.10	0.18	0.17	0.17	0.17	0.20
Net realized and unrealized gain (loss)	0.59	1.42	(0.25)	0.80	1.97	0.77

Net increase (decrease) from investment operations	0.69	1.60	(0.08)	0.97	2.14	0.97

Distributions:[2]
From net investment income	(0.04)	(0.17)	(0.16)	(0.17)	(0.17)	(0.18)
From net realized gain	—	(0.33)	(0.62)	(0.68)	(0.15)	(0.01)

Total distributions	(0.04)	(0.50)	(0.78)	(0.85)	(0.32)	(0.19)

Net asset value, end of period	$11.78	$11.13	$10.03	$10.89	$10.77	$8.95

Total Return[3]
Based on net asset value	6.20%[4]	16.06%	(0.82)%	9.07%	24.12%	11.90%

Ratios to Average Net Assets
Total expenses	1.15%[5,6]	1.13%[5]	1.16%	1.24%	1.28%	1.21%

Total expenses after fees waived and reimbursed	0.92%[5,6]	0.95%[5]	1.03%	1.03%	1.09%	1.06%

Net investment income	1.75%[5,6]	1.73%[5]	1.59%	1.56%	1.71%	2.24%

Supplemental Data
Net assets, end of period (000)	$268,403	$223,338	$85,163	$22,619	$20,567	$12,379

Portfolio turnover rate	16%	23%	25%	18%	18%	4%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (Unaudited)	BlackRock Equity Dividend V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Equity Dividend V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on July 1, 2011.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$4,565,692	$(4,565,692)	—
Credit Suisse Securities LLC	3,624,310	(3,624,310)	—
Deutsche Bank Securities, Inc.	2,869,895	(2,869,895)	—
JP Morgan Securities LLC	5,578,749	(5,578,749)	—
Morgan Stanley	725,450	(725,450)	—
State Street Bank & Trust Co.	20,583	(20,583)	—
Total	$17,384,679	$(17,384,679)	—

[1]

Cash collateral with a value of $17,942,160 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2017, the class specific distribution fees borne directly by Class III is $305,925.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

Class I	Class III	Total
$36,826	$271,088	$307,914

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in the fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $4,462.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective May 1, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, there were no fees waived by the Manager.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $1,161 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I and III. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. The following table shows the class specific expense reimbursements shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$36,826	$271,088	$307,914

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $6,405 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $71,493,011 and $42,867,562, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$285,558,230

Gross unrealized appreciation	$41,627,074
Gross unrealized depreciation	(4,937,677)

Net unrealized appreciation	$36,689,397

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (concluded)	BlackRock Equity Dividend V.I. Fund

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	152,362	$1,756,772	508,947	$5,352,774
Shares issued in reinvestment of distributions	12,516	142,311	144,726	1,585,939
Shares redeemed	(254,546)	(2,931,281)	(530,755)	(5,460,031)

Net increase (decrease)	(89,668)	$(1,032,198)	122,918	$1,478,682

Class III
Shares sold	3,903,312	$44,590,072	11,932,893	$122,634,261
Shares issued in reinvestment of distributions	75,569	857,715	818,081	8,990,200
Shares redeemed	(1,262,646)	(14,342,350)	(1,174,386)	(12,202,556)

Net increase	2,716,235	$31,105,437	11,576,588	$119,421,905

Total Net Increase	2,626,567	$30,073,239	11,699,506	$120,900,587

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	19

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Global Allocation V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock Global Allocation V.I. Fund

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2017, the Fund underperformed both its reference benchmark and the broad based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

•

Within equities, an overweight to Japan detracted from performance. From a sector perspective, stock selection in financials weighed on returns. An overweight in energy also detracted, although this was partially offset by stock selection within the sector. Stock selection in telecommunication services (“telecom”), materials, and utilities contributed to performance.

•

An underweight to fixed income contributed to performance. Within fixed income, exposure to credit was additive. Exposure to commodities, notably gold related securities, and to cash and cash equivalents detracted from performance. Finally, currency management negatively impacted returns, principally due to an overweight to the U.S. dollar.

•

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets.

Describe recent portfolio activity.

•

During the six-month period, the Fund’s overall equity allocation decreased from 57% to 55% of net assets. Within equities, the Fund reduced exposure to the United States and Japan. From a sector perspective, the Fund increased exposure to utilities, telecom, energy, materials, and consumer discretionary, and decreased exposure to financials, information technology (“IT”), consumer staples, real estate, industrials, and healthcare.

•	The Fund’s overall allocation to fixed income increased from 25% to 32% of net assets. Within fixed income, the Fund increased exposure to government and corporate bonds.

•	The Fund’s allocation to commodity-related securities increased from 3% to 4% of net assets.

•

Reflecting the above changes, the Fund’s cash and cash equivalent holdings decreased from 15% to 9% of net assets. During the six-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments.

Describe portfolio positioning at period end.

•

Relative to its Reference Benchmark, the Fund was underweight equities and fixed income and overweight commodity-related securities and cash and cash equivalents. Within equities, the Fund was overweight Japan and Europe, and underweight the United States. Within Europe, the Fund was overweight France and the Netherlands, and underweight Switzerland. From a sector perspective, the Fund was overweight energy, consumer discretionary, telecom, and utilities, and underweight financials, consumer staples, IT, health care, real estate, and industrials. Within fixed income, the Fund was underweight developed market government bonds, and overweight corporate debt. With respect to currency exposure, the Fund was overweight the U.S. dollar and Indian rupee, and underweight the Canadian dollar, Japanese yen, Swiss franc, and Australian dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overall Asset Exposure

			Reference
	Percent of Fund’s Net Assets[1]		Benchmark[2]
Portfolio Composition	6/30/17	12/31/16	Percentage
U.S. Equities	26%	28%	35%
European Equities	14	14	13
Asia Pacific Equities	14	14	9
Other Equities	1	1	3
Total Equity Securities	55	57	60
U.S. Dollar Denominated Fixed Income Securities	21	16	24
U.S. Issuers	18	12	—
Non-U.S. Issuers	3	4	—
Non-U.S. Dollar Denominated Fixed Income Securities	11	9	16
Total Fixed Income Securities	32	25	40
Commodity-Related Securities	4	3	—
Cash & Short-Term Securities	9	15	—

[1]	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.

[2]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on the following page of this report to shareholders in the “Performance Summary” section.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock Global Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

[3]	This unmanaged capitalization-weighted index is comprised of 2,539 equities from 35 countries in 4 regions, including the United States.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended June 30, 2017

	6-Month Total Returns[6]	Average Annual Total Returns
		1 Year[6]	5 Years[6]	10 Years[6]
Class I5	7.74%	11.95%	6.79%	4.92%
Class II5	7.70	11.81	6.63	4.76
Class III[5]	7.63	11.64	6.52	4.66
FTSE World Index	11.60	19.40	11.48	4.45
Reference Benchmark	7.91	9.61	7.33	4.95
U.S. Stocks: S&P 500® Index[7]	9.34	17.90	14.63	7.18
Non-U.S. Stocks: FTSE World (ex U.S.) Index[8]	14.11	20.86	8.14	1.74
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[9]	1.18	(2.52)	0.90	4.18
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[10]	5.91	(5.01)	(0.80)	3.21

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[8]	This unmanaged capitalization-weighted index is comprised of 1,927 equities from 34 countries, excluding the United States.

[9]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

[10]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[13]
			Including Dividend Expense and Broker Fees and Expenses on Short Sales	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales		Including Dividend Expense and Broker Fees and Expenses on Short Sales		Excluding Dividend Expense and Broker Fees and Expenses on Short Sales
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[11]	Expenses Paid During the Period[12]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[11]	Ending Account Value June 30, 2017	Expenses Paid During the Period[12]
Class I	$1,000.00	$1,077.40	$3.86	$3.71	$1,000.00	$1,021.08	$3.76	$1,021.22	$3.61
Class II	$1,000.00	$1,077.00	$4.69	$4.53	$1,000.00	$1,020.28	$4.56	$1,020.43	$4.41
Class III	$1,000.00	$1,076.30	$5.20	$5.05	$1,000.00	$1,019.79	$5.06	$1,019.93	$4.91

[11]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.75% for Class I, 0.91% for Class II and 1.01% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[12]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.73% for Class I, 0.88% for Class II and 0.98% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[13]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

Disclosure of Expenses	BlackRock Global Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 0.5%
Anheuser-Busch InBev SA	382,021	$42,193,743
Umicore SA	186,664	12,984,573

		55,178,316
Brazil — 0.1%
Azul SA — ADR (a)(b)	422,732	8,911,191
Canada — 0.3%
Encana Corp.	3,316,442	29,184,690
Platinum Group Metals Ltd. (a)(b)	2,001,316	1,672,300
Platinum Group Metals Ltd. (a)(b)	420,794	353,690

		31,210,680
China — 0.5%
Alibaba Group Holding Ltd. — ADR (a)(b)	301,895	42,537,005
Brilliance China Automotive Holdings Ltd.	3,746,000	6,822,629
China Mobile Ltd. — ADR	58,567	3,109,322
CLP Holdings Ltd.	353,000	3,732,744
Want Want China Holdings Ltd. (b)	2,876,000	1,940,615

		58,142,315
Czech Republic — 0.0%
CEZ AS	170,522	2,968,075
Finland — 0.3%
Nokia OYJ	5,724,949	35,103,901
France — 2.8%
Accor SA	332,575	15,600,862
AXA SA	639,906	17,522,806
Cie Generale des Etablissements Michelin	112,566	14,981,898
Compagnie de Saint-Gobain	269,250	14,379,340
Danone SA	929,441	69,761,757
Dassault Aviation SA	12,111	16,925,175
Safran SA	419,741	38,492,975
Sanofi	257,152	24,640,349
Sodexo SA	112,584	14,550,654
TOTAL SA	445,971	22,141,176
TOTAL SA — ADR (b)	17,306	858,205
Ubisoft Entertainment SA (a)	247,769	14,066,176
Unibail-Rodamco SE	68,089	17,156,890
Vinci SA	171,550	14,633,501

		295,711,764

Common Stocks	Shares	Value
Germany — 1.7%
Bayer AG, Registered Shares	356,750	$46,238,531
Deutsche Telekom AG, Registered Shares	1,366,283	24,627,267
Evonik Industries AG	334,923	10,719,489
GEA Group AG	274,999	11,291,781
Innogy SE (c)	1,383,490	54,449,405
Siemens AG, Registered Shares	99,388	13,671,241
Vonovia SE	389,785	15,508,086

		176,505,800
Hong Kong — 0.6%
CK Infrastructure Holdings Ltd.	339,000	2,847,692
Hang Lung Properties Ltd.	701,000	1,751,902
HKT Trust & HKT Ltd. (d)	2,086,000	2,735,930
Jardine Matheson Holdings Ltd.	47,200	3,030,050
Link REIT (b)	431,000	3,278,634
Power Assets Holdings Ltd.	303,000	2,674,577
Sino Land Co. Ltd.	1,288,000	2,110,238
Sun Hung Kai Properties Ltd.	2,834,083	41,633,176
Swire Pacific Ltd., Class A	277,500	2,708,860
Wharf Holdings Ltd.	438,000	3,624,313

		66,395,372
India — 1.0%
Coal India Ltd.	2,960,073	11,179,678
Hero MotoCorp Ltd.	68,071	3,894,966
Infosys Ltd.	1,552,193	22,467,617
Kotak Mahindra Bank Ltd.	875,587	13,311,090
Maruti Suzuki India Ltd.	88,781	9,906,055
Oil & Natural Gas Corp. Ltd. (a)	860,030	2,091,738
Reliance Industries Ltd.	1,699,503	36,259,070
State Bank of India	1,162,529	4,921,695
Yes Bank Ltd. (e)	267,208	6,050,031

		110,081,940
Indonesia — 0.1%
Siloam International Hospitals Tbk PT (a)	11,459,834	9,716,460
Ireland — 0.0%
Medtronic PLC	48,937	4,343,159

Portfolio Abbreviations

ADR	American Depositary Receipts	GBP	British Pound	PLN	Polish Zloty
AUD	Australian Dollar	JPY	Japanese Yen	REIT	Real Estate Investment Trust
BRL	Brazilian Real	LIBOR	London Interbank Offered Rate	S&P	Standard & Poor’s
CAD	Canadian Dollar	MXN	Mexican Peso	SGD	Singapore Dollar
CVA	Certification Van Aandelon	NOK	Norwegian Krone	SGX	Singapore Exchange Ltd.
	(Dutch Certificate)	NVDR	Non-Voting Depository Receipts	SPDR	Standard & Poor’s Depositary Receipts
ETF	Exchange-Traded Fund	NZD	New Zealand Dollar	TOPIX	Tokyo Price Index
EUR	Euro	OTC	Over-the-Counter	USD	U.S. Dollar
EURIBOR	Euro Interbank Offered Rate	PCL	Public Company Limited	ZAR	South African Rand
FTSE	Financial Times Stock Exchange	PIK	Payment-in-kind

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Common Stocks	Shares	Value
Italy — 0.9%
Ei Towers SpA (b)	327,959	$18,972,432
Enel SpA	4,569,416	24,508,100
Luxottica Group SpA	279,334	16,259,515
RAI Way SpA (c)	1,717,772	8,565,905
Snam SpA	343,316	1,498,288
Telecom Italia SpA (a)	27,353,930	25,307,150
Telecom Italia SpA, Non-Convertible Savings Shares	735,479	544,273

		95,655,663
Japan — 8.3%
Aisin Seiki Co. Ltd.	248,139	12,755,987
Ajinomoto Co., Inc.	958,500	20,726,773
Alfresa Holdings Corp.	108,400	2,095,710
Alpine Electronics, Inc.	76,900	1,153,741
Asahi Group Holdings Ltd.	369,300	13,907,941
Asahi Kasei Corp.	1,401,100	15,115,506
Astellas Pharma, Inc.	135,265	1,657,903
Bridgestone Corp. (b)	533,932	23,082,720
Canon Marketing Japan, Inc.	91,900	2,094,976
Chiyoda Corp.	301,000	1,777,966
Chubu Electric Power Co., Inc.	331,100	4,403,186
COMSYS Holdings Corp.	110,400	2,279,457
Daikin Industries Ltd.	126,400	12,967,636
Denso Corp.	596,420	25,310,956
East Japan Railway Co.	467,451	44,780,043
Exedy Corp. (b)	66,700	1,885,744
FUJIFILM Holdings Corp.	72,400	2,610,560
Futaba Industrial Co. Ltd.	205,421	1,863,795
GS Yuasa Corp.	1,014,000	4,425,777
Hino Motors Ltd.	191,600	2,139,325
Hirose Electric Co. Ltd.	18,700	2,676,054
Hitachi Chemical Co. Ltd.	415,100	12,444,950
Hoya Corp.	593,974	30,923,102
Inpex Corp.	1,965,539	18,978,191
Japan Airlines Co. Ltd.	1,093,800	33,881,201
Japan Tobacco, Inc.	79,200	2,783,730
Kamigumi Co. Ltd.	200,000	2,102,365
KDDI Corp.	354,100	9,365,105
Keyence Corp.	9,000	3,962,051
Kinden Corp.	340,600	5,499,124
Koito Manufacturing Co. Ltd.	134,600	6,960,239
Komatsu Ltd.	750,900	19,273,687
Kubota Corp.	786,696	13,297,364
Kuraray Co. Ltd.	138,100	2,514,669
Kurita Water Industries Ltd.	77,600	2,122,677
Kyocera Corp.	55,000	3,196,640
Kyushu Railway Co.	246,800	8,004,739
Mabuchi Motor Co. Ltd.	56,300	2,814,036
Maeda Road Construction Co. Ltd.	133,000	2,655,334
Makita Corp.	65,100	2,410,916
Medipal Holdings Corp.	124,200	2,302,925
Mitsubishi Electric Corp.	2,495,700	36,094,320
Mitsubishi Estate Co. Ltd.	883,900	16,522,566
Murata Manufacturing Co. Ltd.	175,928	26,858,230
Nintendo Co. Ltd.	57,400	19,217,042
Nippo Corp.	129,000	2,596,192
Nippon Telegraph & Telephone Corp.	88,060	4,156,793
Nippon Television Holdings, Inc.	187,600	3,162,923
Nitto Denko Corp.	216,100	17,845,828
NTT DOCOMO, Inc.	247,000	5,841,719
Okumura Corp.	898,751	6,057,077
Otsuka Holdings Co. Ltd.	75,300	3,214,955
Renesas Electronics Corp. (a)	770,600	6,737,606
Rinnai Corp.	69,423	6,485,937

Common Stocks	Shares	Value
Japan (continued)
Rohm Co. Ltd.	310,053	$23,905,529
Sawai Pharmaceutical Co. Ltd.	37,200	2,089,238
Secom Co. Ltd.	40,300	3,066,226
Seino Holdings Co. Ltd.	141,700	1,889,065
Seven & i Holdings Co. Ltd.	35,000	1,444,256
Shimamura Co. Ltd.	19,100	2,341,507
Shin-Etsu Chemical Co. Ltd.	492,334	44,808,735
SHO-BOND Holdings Co. Ltd.	25,200	1,273,543
SKY Perfect JSAT Holdings, Inc.	214,600	924,345
Stanley Electric Co. Ltd.	92,800	2,812,292
Subaru Corp.	492,364	16,695,108
Sumitomo Electric Industries Ltd.	813,148	12,579,734
Sumitomo Mitsui Financial Group, Inc.	977,747	38,175,608
Suzuken Co. Ltd.	57,900	1,927,381
Suzuki Motor Corp.	998,989	47,589,812
Toda Corp.	940,896	5,877,043
Toho Co. Ltd.	84,500	2,605,976
Tokio Marine Holdings, Inc.	521,223	21,689,795
Tokyo Gas Co. Ltd.	5,652,070	29,439,910
Tokyo Steel Manufacturing Co. Ltd.	263,500	2,233,199
Toray Industries, Inc.	1,509,600	12,665,047
Toyota Industries Corp. (b)	638,377	33,763,954
Trend Micro, Inc.	76,500	3,953,752
TV Asahi Holdings Corp.	132,200	2,388,250
Ube Industries Ltd.	3,837,346	9,905,367
West Japan Railway Co.	178,600	12,636,947
Yamada Denki Co. Ltd.	330,500	1,643,261
Yamaha Corp.	75,900	2,627,579
Yamato Kogyo Co. Ltd.	60,800	1,561,812

		884,510,260
Netherlands — 1.1%
ABN AMRO Group NV — CVA (c)	615,728	16,311,809
ING Groep NV	2,006,157	34,631,899
Koninklijke Philips NV	1,494,018	53,185,189
Randstad Holding NV	222,614	12,978,672
Unilever NV CVA	43,894	2,423,033

		119,530,602
Portugal — 0.1%
Jeronimo Martins SGPS SA	65,709	1,282,890
NOS SGPS SA	927,709	5,630,272

		6,913,162
Singapore — 0.3%
CapitaLand Ltd.	8,067,450	20,499,550
ComfortDelGro Corp. Ltd. (b)	1,947,000	3,252,085
Singapore Telecommunications Ltd.	1,661,000	4,690,798

		28,442,433
South Korea — 0.5%
Coway Co. Ltd.	33,890	3,079,988
Doosan Bobcat, Inc.	540,439	16,836,821
Hyundai Motor Co.	103,870	14,482,093
KT&G Corp.	108,426	11,091,079
LG Chem Ltd. (b)	15,868	4,037,985
POSCO	12,297	3,080,301
SK Telecom Co. Ltd.	14,310	3,326,889

		55,935,156
Spain — 0.3%
Cellnex Telecom SAU (c)	1,375,461	28,426,000
Gas Natural SDG SA	340,087	7,960,930

		36,386,930

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Common Stocks	Shares	Value
Sweden — 0.6%
SKF AB, Class B	2,102,731	$42,698,882
Svenska Handelsbanken AB, Class A	1,218,747	17,455,048

		60,153,930
Switzerland — 0.7%
Nestle SA, Registered Shares	581,311	50,700,595
Novartis AG, Registered Shares	38,737	3,235,570
UBS Group AG, Registered Shares (a)	1,210,125	20,579,249

		74,515,414
Taiwan — 0.4%
Cathay Financial Holding Co. Ltd.	1,739,000	2,862,441
Cheng Shin Rubber Industry Co. Ltd.	2,874,323	6,112,822
Chunghwa Telecom Co. Ltd.	1,043,000	3,700,041
Far EasTone Telecommunications Co. Ltd.	1,090,000	2,776,210
Formosa Chemicals & Fibre Corp.	737,000	2,312,109
Formosa Petrochemical Corp.	527,000	1,817,546
Formosa Plastics Corp.	786,000	2,394,602
Fubon Financial Holding Co. Ltd.	1,720,000	2,737,061
Hon Hai Precision Industry Co. Ltd.	1,013,200	3,894,732
Nan Ya Plastics Corp.	986,000	2,445,603
Taiwan Mobile Co. Ltd. (a)	1,146,000	4,313,744
Uni-President Enterprises Corp.	1,959,000	3,926,490

		39,293,401
Thailand — 0.2%
Advanced Info Service PCL	771,200	4,029,673
Intouch Holdings PCL, Class F	2,288,100	3,783,860
PTT Global Chemical PCL	1,633,000	3,296,783
Siam Cement PCL	222,600	3,288,032
Siam Cement PCL — NVDR	21,200	314,420
Thai Oil PCL	744,200	1,730,698

		16,443,466
United Arab Emirates — 0.3%
NMC Health PLC	939,783	26,779,444
United Kingdom — 3.6%
BAE Systems PLC	1,699,304	14,028,297
Berkeley Group Holdings PLC	294,760	12,394,583
BP PLC	1,415,222	8,168,946
BP PLC — ADR (b)	926,149	32,091,063
GlaxoSmithKline PLC	2,340,508	49,823,240
GW Pharmaceuticals PLC — ADR (a)(b)	22,211	2,226,653
HSBC Holdings PLC	5,753,012	53,399,515
Liberty Global PLC, Class A (a)	166,396	5,344,640
Meggitt PLC	1,775,391	11,031,904
Michael Kors Holdings Ltd. (a)	642,188	23,279,315
National Grid PLC	100,363	1,243,553
Royal Dutch Shell PLC, A Shares	1,018,217	27,074,363
Royal Dutch Shell PLC, Class A — ADR (b)	947,690	50,407,631
Shire PLC	163,926	9,038,752
Smiths Group PLC	687,514	14,294,808
Spire Healthcare Group PLC (c)	2,486,553	10,510,293
Vodafone Group PLC	16,455,598	46,733,364
Vodafone Group PLC — ADR	536,980	15,427,435

		386,518,355
United States — 25.4%
3M Co.	6,191	1,288,904
AbbVie, Inc.	20,731	1,503,205
Acadia Healthcare Co., Inc. (a)(b)	303,441	14,983,919
Accenture PLC, Class A	13,768	1,702,826
Adobe Systems, Inc. (a)	12,419	1,756,543
Advance Auto Parts, Inc.	142,365	16,598,335
Aetna, Inc.	347,434	52,750,904
Air Products & Chemicals, Inc.	351,668	50,309,624

Common Stocks	Shares	Value
United States (continued)
Alliance Data Systems Corp.	4,025	$1,033,177
Allstate Corp. (m)	281,212	24,870,389
Alphabet, Inc., Class C (a)	55,781	50,689,868
Altria Group, Inc.	35,215	2,622,461
Amazon.com, Inc. (a)	96,609	93,517,512
Amdocs Ltd.	28,473	1,835,370
American International Group, Inc.	12,381	774,060
American Tower Corp.	16,568	2,192,278
Ameriprise Financial, Inc.	7,598	967,149
Amgen, Inc.	12,059	2,076,922
Anadarko Petroleum Corp.	943,374	42,772,577
Analog Devices, Inc.	9,328	725,718
Anthem, Inc.	147,978	27,839,101
Apple Inc.	721,250	103,874,425
Axalta Coating Systems Ltd. (a)	1,036,545	33,210,902
Axis Capital Holdings Ltd.	21,223	1,372,279
Bank of America Corp.	3,556,195	86,273,291
Bank of New York Mellon Corp.	15,305	780,861
Baxter International, Inc.	71,866	4,350,768
Bed Bath & Beyond, Inc. (b)	171,948	5,227,219
Berkshire Hathaway, Inc., Class A (a)	17	4,329,900
Berkshire Hathaway, Inc., Class B (a)	219,142	37,116,081
Biogen, Inc. (a)	57,254	15,536,445
Boeing Co.	7,669	1,516,545
Bristol-Myers Squibb Co.	40,848	2,276,051
Brookdale Senior Living, Inc. (a)(b)	1,097,112	16,138,518
Capital One Financial Corp.	14,946	1,234,839
Cardinal Health, Inc.	20,912	1,629,463
Catalent, Inc. (a)	388,859	13,648,951
CenterPoint Energy, Inc.	21,538	589,710
Charles Schwab Corp. (b)	482,541	20,729,961
Charter Communications, Inc., Class A (a)(b)	86,206	29,038,491
Chevron Corp.	5,700	594,681
Chubb Ltd.	204,285	29,698,953
Cisco Systems, Inc.	31,773	994,495
Citigroup, Inc.	732,240	48,972,211
Colgate-Palmolive Co.	44,129	3,271,283
Comcast Corp., Class A	1,955,221	76,097,201
CommScope Holding Co, Inc. (a)	779,969	29,662,221
Constellation Brands, Inc., Class A	9,559	1,851,865
Cooper Cos, Inc.	1,658	396,958
Crown Holdings, Inc. (a)	20,649	1,231,919
Cummins, Inc.	5,638	914,596
CVS Health Corp.	185,443	14,920,744
Delta Air Lines, Inc.	537,298	28,874,395
Discover Financial Services	256,752	15,967,407
DISH Network Corp., Class A (a)	228,716	14,354,216
E.I. du Pont de Nemours & Co.	773,663	62,442,341
Edgewell Personal Care Co. (a)	542,487	41,239,862
Electronic Arts, Inc. (a)	151,932	16,062,251
EQT Corp. (b)	295,033	17,285,983
Expedia, Inc. (b)	109,978	16,381,223
Facebook, Inc., Class A (a)	404,183	61,023,549
Fifth Third Bancorp	26,666	692,249
Ford Motor Co.	1,150,295	12,871,801
Fortune Brands Home & Security, Inc.	310,376	20,248,930
General Dynamics Corp.	9,899	1,960,992
General Electric Co.	170,471	4,604,422
Gilead Sciences, Inc.	777,041	54,998,962
Global Payments, Inc.	157,808	14,253,219
Goldman Sachs Group, Inc.	124,610	27,650,959
Goodyear Tire & Rubber Co.	26,447	924,587
H&R Block, Inc.	66,697	2,061,604
Hartford Financial Services Group, Inc.	57,540	3,024,878
HCA Healthcare, Inc. (a)	346,671	30,229,711

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Common Stocks	Shares	Value
United States (continued)
Helmerich & Payne, Inc. (b)	15,823	$859,822
Home Depot, Inc.	148,973	22,852,458
Illinois Tool Works, Inc.	8,366	1,198,429
Intel Corp.	36,849	1,243,285
International Paper Co. (b)	28,616	1,619,952
Intuit, Inc.	50,649	6,726,694
Invitae Corp. (a)	226,218	2,162,644
Jawbone Health Hub, Inc. (Acquired 1/24/17, cost $0) (a)(e)(f)	333,860	910,536
Johnson & Johnson	33,201	4,392,160
JPMorgan Chase & Co.	472,327	43,170,688
Kansas City Southern	373,335	39,069,508
KLA-Tencor Corp.	14,742	1,349,040
Lear Corp.	8,396	1,192,904
Liberty Broadband Corp., Class A (a)	69,988	6,004,271
Liberty Broadband Corp., Class C (a)	170,954	14,830,259
Liberty Media Corp. — Liberty Formula One (Acquired 1/23/17, cost $2,449,566) (a)(f)	89,252	3,248,435
Liberty Media Corp. — Liberty SiriusXM Group, Class A (a)	255,387	10,721,146
Liberty Media Corp. — Liberty SiriusXM Group, Class C (a)	422,367	17,612,704
Lookout, Inc. (Acquired 3/04/15, cost $936,169) (a)(e)(f)	81,954	52,451
Lowe’s Cos., Inc.	688,995	53,417,782
ManpowerGroup, Inc.	7,705	860,263
Marathon Oil Corp. (b)	1,782,843	21,126,690
Marathon Petroleum Corp.	1,081,474	56,593,534
Marsh & McLennan Cos., Inc.	282,131	21,994,933
Masco Corp.	546,516	20,882,376
Mastercard, Inc., Class A	155,646	18,903,207
McDonald’s Corp.	13,343	2,043,614
McKesson Corp.	6,628	1,090,571
MetLife, Inc.	474,779	26,084,358
Microsoft Corp.	304,534	20,991,529
Mohawk Industries, Inc. (a)	81,997	19,817,855
Mondelez International, Inc., Class A	93,423	4,034,939
Morgan Stanley	919,401	40,968,509
NextEra Energy Partners LP (b)	377,717	13,971,752
NextEra Energy, Inc. (b)	353,516	49,538,197
Northrop Grumman Corp.	7,016	1,801,077
Nuance Communications, Inc. (a)	203,587	3,544,450
Omnicom Group, Inc. (b)	8,666	718,411
O’Reilly Automotive, Inc. (a)	67,246	14,709,390
Packaging Corp. of America	17,922	1,996,332
PepsiCo, Inc.	33,177	3,831,612
Perrigo Co. PLC	416,854	31,480,814
Pfizer, Inc.	2,026,696	68,076,719
Phillips 66	15,621	1,291,700
Prudential Financial, Inc.	14,438	1,561,325
Pure Storage, Inc., Class A (a)	1,213,177	15,540,797
PVH Corp.	6,366	728,907
QUALCOMM, Inc.	1,225,407	67,666,975
Ralph Lauren Corp. (b)	169,046	12,475,595
Raytheon Co.	7,993	1,290,710
Reinsurance Group of America, Inc.	12,292	1,578,170
Rockwell Automation, Inc.	7,303	1,182,794
Royal Caribbean Cruises Ltd.	6,541	714,473
Sabre Corp. (b)	726,068	15,806,500
Schlumberger Ltd. (b)	246,413	16,223,832
Scripps Networks Interactive, Inc., Class A (b)	15,125	1,033,189
Sempra Energy	185,243	20,886,148
Simon Property Group, Inc.	7,634	1,234,876
Snap, Inc., Class A (a)(b)	660,394	11,735,201
St. Joe Co. (a)	1,376,362	25,806,787
Starbucks Corp.	239,079	13,940,696

Common Stocks		Shares	Value
United States (continued)
Stryker Corp.		5,611	$778,695
SunTrust Banks, Inc.		275,874	15,647,573
Target Corp.		527,788	27,598,035
Tenet Healthcare Corp. (a)(b)		1,067,196	20,639,571
TESARO, Inc. (a)(b)		47,285	6,613,280
Thermo Fisher Scientific, Inc.		18,918	3,300,623
Travelers Cos., Inc.		29,178	3,691,892
TripAdvisor, Inc. (a)(b)		263,029	10,047,708
Tyson Foods, Inc., Class A		13,855	867,739
United Continental Holdings, Inc. (a)		646,840	48,674,710
United Rentals, Inc. (a)		11,519	1,298,306
UnitedHealth Group, Inc.		26,310	4,878,400
Unum Group		235,827	10,996,613
Urban Outfitters, Inc. (a)(b)		370,618	6,871,258
Valero Energy Corp.		32,528	2,194,339
VeriFone Systems, Inc. (a)(b)		717,435	12,985,573
VeriSign, Inc. (a)(b)		19,712	1,832,428
Verizon Communications, Inc.		1,023,857	45,725,454
Visa, Inc., Class A		189,667	17,786,971
Vistra Energy Corp.		345,664	5,803,699
VMware, Inc., Class A (a)(b)		161,223	14,095,727
WABCO Holdings, Inc. (a)		8,893	1,133,946
Western Digital Corp.		10,103	895,126
WestRock Co.		301,204	17,066,219
Williams Cos., Inc.		1,419,823	42,992,240
Williams-Sonoma, Inc. (b)		313,551	15,207,223
Wyndham Worldwide Corp.		17,612	1,768,421
Zimmer Biomet Holdings, Inc.		316,845	40,682,898

			2,697,915,852
Total Common Stocks — 50.6%			5,383,263,041

Corporate Bonds		Par (000)
Australia — 0.2%
Quintis Ltd., 8.75%, 8/01/23 (c)	USD	28,698	21,523,500
Brazil — 0.0%
Odebrecht Finance Ltd., 4.38%, 4/25/25 (c)		5,283	2,033,955
Canada — 0.0%
BC ULC/New Red Finance, Inc., 4.25%, 5/15/24 (c)		2,724	2,706,812
Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18 (a)(c)(g)		7,809	273,306
China — 0.0%
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(e)(g)(h)	SGD	11,400	1
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(e)(g)(h)	USD	4,800	24,000

			24,001
France — 0.2%
BNP Paribas SA, 2.40%, 12/12/18		12,339	12,443,511
Danone SA, 2.59%, 11/02/23 (c)		8,441	8,235,690

			20,679,201
Germany — 0.2%
Bayer Capital Corp. BV, 5.63%, 11/22/19 (c)(h)	EUR	17,100	23,776,801
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (c)	USD	2,396	2,485,643

			26,262,444

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Corporate Bonds		Par (000)	Value
India — 0.0%
REI Agro Ltd.:
5.50%, 11/13/14 (a)(e)(g)(h)	USD	2,291	$11,455
5.50%, 11/13/14 (a)(c)(e)(g)(h)		6,148	30,740
Suzlon Energy Ltd., 5.75%, 7/16/19 (c)(h)(i)		1,448	1,592,800

			1,634,995
Ireland — 0.0%
GE Capital International Funding Co., 2.34%, 11/15/20		3,061	3,085,473
Italy — 0.2%
Intesa Sanpaolo SpA, 3.88%, 1/15/19		10,073	10,321,521
Telecom Italia SpA, 5.30%, 5/30/24 (c)		7,626	8,178,885

			18,500,406
Luxembourg — 0.2%
Allergan Funding SCS, 3.45%, 3/15/22		7,672	7,908,428
Intelsat Jackson Holdings SA:
7.50%, 4/01/21		6,886	6,352,335
8.00%, 2/15/24 (c)		2,264	2,439,460

			16,700,223
Mexico — 0.0%
Trust F/1401, 5.25%, 12/15/24 (c)		3,282	3,418,203
Netherlands — 0.1%
Bio City Development Co. BV, 8.00%, 7/06/18 (a)(c)(e)(g)(h)		21,400	6,751,700
Constellium NV, 7.00%, 1/15/23 (c)	EUR	853	1,001,691
Cooperatieve Rabobank UA, 3.95%, 11/09/22	USD	2,236	2,335,305

			10,088,696
Singapore — 0.2%
CapitaLand Ltd., 1.95%, 10/17/23 (c)(h)	SGD	8,750	6,508,081
Global Logistic Properties Ltd., 3.88%, 6/04/25	USD	11,371	10,812,491

			17,320,572
Spain — 0.2%
Telefonica Participaciones SAU, 4.90%, 9/25/17 (c)(h)	EUR	12,800	13,581,561
Telefonica SA, 6.00%, 7/24/17 (h)		4,100	4,414,967

			17,996,528
Switzerland — 0.1%
UBS Group Funding Switzerland AG, 4.13%, 9/24/25 (c)	USD	5,294	5,549,356
United Arab Emirates — 0.1%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17 (c)(h)		17,922	13,799,825
United Kingdom — 0.0%
Delta Topco Ltd. (2.00% PIK) (Acquired 1/24/17, cost $1,290,009), 2.00%, 7/23/19 (e)(f)(j)		1,029	1,532,188
United States — 3.5%
AbbVie, Inc.:
2.50%, 5/14/20		8,959	9,062,862
2.30%, 5/14/21		7,254	7,236,003
Activision Blizzard, Inc., 2.30%, 9/15/21		2,004	1,990,942
AliphCom (Acquired 11/11/15, cost $3,000,000), 15.00%, 4/28/20 (a)(e)(f)(g)(h)(k)		3,000	75,300
AliphCom (Acquired 4/27/15-7/21/15, cost $44,575,000), 15.00%, 4/28/20 (a)(e)(f)(g)(h)(k)		44,575	1,118,833
Ally Financial, Inc., 3.50%, 1/27/19		5,076	5,145,795
American Express Credit Corp., 2.70%, 3/03/22		16,079	16,227,136
American Tower Corp., 3.40%, 2/15/19		3,455	3,527,189

Corporate Bonds		Par (000)	Value
United States (continued)
Apple Inc.:
3.35%, 2/09/27	USD	13,843	$14,152,156
3.20%, 5/11/27		13,435	13,591,921
AT&T Inc., 3.00%, 6/30/22		16,497	16,505,529
Bank of America Corp.:
3.30%, 1/11/23		8,853	9,027,386
Series L, 2.60%, 1/15/19		4,145	4,184,033
Becton Dickinson and Co.:
2.68%, 12/15/19		3,446	3,488,193
3.13%, 11/08/21		7,784	7,928,689
2.89%, 6/06/22		6,370	6,389,913
Berkshire Hathaway, Inc., 2.75%, 3/15/23		5,851	5,928,526
Cablevision Systems Corp., 5.88%, 9/15/22		2,917	3,066,496
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 5/01/27 (c)		6,745	6,896,763
Citigroup, Inc.:
2.70%, 3/30/21		8,295	8,350,046
2.90%, 12/08/21		3,808	3,846,586
Cobalt International Energy, Inc.:
2.63%, 12/01/19 (h)		12,966	3,371,160
3.13%, 5/15/24 (h)		16,167	3,233,400
E.I. du Pont de Nemours & Co., 2.20%, 5/01/20		9,040	9,089,060
eBay, Inc., 3.80%, 3/09/22		4,124	4,309,580
Edgewell Personal Care Co.:
4.70%, 5/19/21		4,581	4,878,765
4.70%, 5/24/22		4,269	4,557,157
Ford Motor Credit Co. LLC:
5.00%, 5/15/18		6,602	6,770,873
2.55%, 10/05/18		2,352	2,367,481
2.26%, 3/28/19		3,325	3,334,064
Forest Laboratories LLC, 5.00%, 12/15/21 (c)		3,933	4,294,065
General Electric Co., 5.55%, 5/04/20		970	1,065,551
General Motors Financial Co., Inc., 3.45%, 4/10/22		3,371	3,426,278
Goldman Sachs Group, Inc., 2.60%, 12/27/20		26,282	26,421,952
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 4/01/25 (c)		5,896	6,080,250
Hughes Satellite Systems Corp., 7.63%, 6/15/21		1,337	1,519,166
JPMorgan Chase & Co.:
2.30%, 8/15/21		11,436	11,369,465
4.35%, 8/15/21		3,482	3,726,976
2.16%, 1/15/23 (k)		9,159	9,214,522
Medtronic, Inc., 3.15%, 3/15/22		9,377	9,703,667
Mylan, Inc., 2.55%, 3/28/19		5,702	5,743,163
Oracle Corp., 1.90%, 9/15/21		12,771	12,658,705
QUALCOMM, Inc.:
3.00%, 5/20/22		9,831	10,082,025
2.60%, 1/30/23		8,305	8,274,703
Sherwin-Williams Co.:
2.25%, 5/15/20		5,135	5,146,487
2.75%, 6/01/22		2,965	2,963,230
Synchrony Financial, 3.75%, 8/15/21		2,199	2,258,648
T-Mobile USA, Inc.:
4.00%, 4/15/22		1,349	1,403,904
6.00%, 4/15/24		5,324	5,696,680
Verizon Communications, Inc.:
3.13%, 3/16/22		40,128	40,720,249
2.45%, 11/01/22		2,068	2,027,083
2.63%, 8/15/26		3,994	3,673,665

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Corporate Bonds		Par (000)	Value
United States (continued)
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19	USD	3,429	$3,447,956

			370,570,227
Total Corporate Bonds — 5.2%			553,699,911

Floating Rate Loan Interests (k)
Norway — 0.1%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 8.25%, 3/31/21		5,513	3,535,472
United States — 0.4%
Fieldwood Energy LLC:
Closing Date Loan (Second Lien), 8.42%, 9/30/20		4,979	2,750,954
FLLO Facility (First Lien), 8.42%, 9/30/20		2,958	2,329,753
Reserve Based Term Loan, 8.30%, 8/31/20		2,191	2,043,498
Hilton Worldwide Finance LLC, Series B-2 Term Loan, 3.22%, 10/25/23		14,486	14,523,733
Neiman Marcus Group, Inc., Other Term Loan, 4.34%, 10/25/20		3,996	2,988,480
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 4.30%, 2/21/21		14,058	8,940,872
Sheridan Investment Partners II LP, Senior Secured Term Loan, 4.71%, 12/16/20		11,710	9,953,603
Sheridan Production Partners II-A LP, Senior Secured Term Loan, 4.71%, 12/16/20		1,629	1,384,701
Sheridan Production Partners II-M LP, Senior Secured Term Loan, 4.71%, 12/16/20		608	516,458

			45,432,052
Total Floating Rate Loan Interests — 0.5%			48,967,524

Foreign Agency Obligations
Brazil — 0.1%
Petrobras Global Finance BV, 6.13%, 1/17/22		16,123	16,630,875
Mexico — 0.2%
Petroleos Mexicanos:
4.88%, 3/11/22 (c)(k)		8,570	9,242,745
4.63%, 9/21/23		9,338	9,450,056

			18,692,801
South Korea — 0.1%
Export-Import Bank of Korea:
2.88%, 9/17/18		3,344	3,375,628
2.63%, 12/30/20		6,819	6,848,676

			10,224,304
Total Foreign Agency Obligations — 0.4%			45,547,980

Foreign Government Obligations
Argentina — 0.6%
Provincia de Buenos Aires, 8.95%, 2/19/21 (c)		1,128	1,254,900
Republic of Argentina:
6.88%, 4/22/21		8,001	8,561,070
3.88%, 1/15/22	EUR	5,376	6,101,834
5.63%, 1/26/22	USD	9,061	9,278,464

Foreign Government Obligations		Par (000)	Value
Argentina (continued)
7.50%, 4/22/26	USD	19,959	$21,505,823
6.88%, 1/26/27		13,422	13,905,192

			60,607,283
Australia — 1.5%
Commonwealth of Australia:
5.75%, 5/15/21	AUD	50,304	43,937,958
5.75%, 7/15/22		90,335	81,146,513
5.50%, 4/21/23		15,451	13,943,115
3.00%, 3/21/47		33,803	23,637,673

			162,665,259
Brazil — 1.0%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	31	28,565,661
Series F, 10.00%, 1/01/18		62	18,848,752
Series F, 10.00%, 1/01/23		162	48,469,849
Federative Republic of Brazil:
4.88%, 1/22/21	USD	5,401	5,660,248
2.63%, 1/05/23		7,792	7,217,340

			108,761,850
Canada — 1.0%
Canadian Government Bonds:
0.50%, 8/01/18	CAD	108,088	82,932,202
0.75%, 3/01/21		26,548	20,072,933

			103,005,135
Germany — 0.5%
Bundesrepublik Deutschland, 0.00%, 8/15/26	EUR	45,299	49,896,473
Hungary — 0.3%
Republic of Hungary:
6.25%, 1/29/20	USD	8,189	8,958,766
6.38%, 3/29/21		22,780	25,616,110

			34,574,876
Indonesia — 0.3%
Republic of Indonesia:
6.88%, 1/17/18 (c)		5,918	6,071,868
4.88%, 5/05/21		2,427	2,606,617
3.70%, 1/08/22 (c)		3,549	3,647,293
2.63%, 6/14/23 (c)	EUR	12,497	14,976,902

			27,302,680
Japan — 1.1%
Government of Japan (2 Year):
0.10%, 3/15/18	JPY	6,086,800	54,205,125
0.10%, 10/15/18	7,006,100		62,459,093

			116,664,218
Mexico — 1.2%
United Mexican States:
Series M, 6.50%, 6/10/21	MXN	15,265	83,784,044
Series M-10, 8.50%, 12/13/18		7,621	42,948,225

			126,732,269
New Zealand — 0.5%
New Zealand Government Bonds, 6.00%, 5/15/21	NZD	60,171	49,924,713

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Foreign Government Obligations		Par (000)	Value
Poland — 1.3%
Republic of Poland:
5.00%, 3/23/22	USD	3,654	$4,055,940
3.25%, 7/25/25	PLN	99,691	27,127,283
2.50%, 7/25/26		99,820	25,450,309
2.50%, 7/25/27		330,063	82,870,917

			139,504,449
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia, 2.38%, 10/26/21 (c)	USD	11,679	11,492,136
Turkey — 0.3%
Republic of Turkey, 11.00%, 3/02/22	TRY	101,694	29,452,226
United Kingdom — 1.0%
United Kingdom Gilt:
0.50%, 7/22/22	GBP	25,505	32,900,747
2.75%, 9/07/24		54,137	79,410,434

			112,311,181
Total Foreign Government Obligations — 10.7%			1,132,894,748

Investment Companies		Shares
ETFS Physical Palladium Shares (a)(l)		80,940	6,530,984
ETFS Physical Platinum Shares (a)(l)		67,020	5,921,217
ETFS Physical Swiss Gold Shares (a)(l)(m)		230,215	27,724,769
iShares Gold Trust (a)(l)(n)		2,098,037	25,050,562
SPDR Gold Shares ETF (a)(l)(m)		2,765,033	326,329,195
Total Investment Companies — 3.7%			391,556,727

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.1%
Logistics UK PLC, Series 2015-1A, Class F, 3.90%, 8/20/25 (c)(e)(k)	GBP	6,637	8,644,400

Preferred Securities

Capital Trusts
Netherlands — 0.0%
ING Groep NV, 6.00% (k)(o)	USD	3,944	4,032,740
United Kingdom — 0.4%
HSBC Holdings PLC, 6.38% (k)(o)		15,355	16,084,363
Lloyds Bank PLC, 13.00% (k)(o)	GBP	9,063	22,150,504

			38,234,867
United States — 0.7%
American Express Co., Series C, 4.90% (k)(o)	USD	5,229	5,315,279
Citigroup, Inc., Series O, 5.88% (k)(o)		9,736	10,224,845
General Electric Co.:
6.38%, 11/15/67 (k)		5,004	5,054,040
Series D, 5.00% (k)(o)		8,409	8,925,313
Goldman Sachs Group, Inc.:
Series L, 5.70% (k)(o)		8,140	8,471,705
Series M, 5.38% (k)(o)		8,537	8,970,680
Morgan Stanley, Series H, 5.45% (k)(o)		5,940	6,150,870
NBCUniversal Enterprise, Inc., 5.25% (c)(o)		6,235	6,626,932
Prudential Financial, Inc.:
5.88%, 9/15/42 (k)		4,679	5,213,342
5.63%, 6/15/43 (k)		3,105	3,411,619

Capital Trusts		Par (000)	Value
United States (continued)
USB Capital IX, 3.50% (k)(o)	USD	2,096	$1,861,038

			70,225,663
Total Capital Trusts — 1.1%			112,493,270

Preferred Stocks		Shares
United States — 1.9%
Anthem, Inc., 5.25% (h)		413,686	21,850,895
Dominion Resources, Inc.:
6.38% (h)		90,219	4,312,468
Series A, 6.75% (b)(h)		339,511	17,084,194
Domo, Inc., Series D-2, (Acquired 4/01/15 - 4/12/17, cost $23,596,895), 0.00% (a)(e)(f)		2,798,626	24,739,854
Dropbox, Inc., Series C (Acquired 1/28/14, cost $28,835,783), 0.00% (a)(e)(f)		1,509,632	18,130,680
Grand Rounds, Inc., Series C (Acquired 3/31/15, cost $5,939,231), 0.00% (a)(e)(f)		2,139,107	6,502,885
Lookout, Inc., Series F (Acquired 9/19/14-10/22/14, cost $10,936,522), 0.00% (a)(e)(f)		957,404	9,535,744
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $11,447,321), 0.00% (a)(e)(f)		1,867,426	14,958,082
Stericycle, Inc., 5.25% (h)		52,343	3,503,840
U.S. BancorpSeries F, 6.50% (k)		181,462	5,387,607
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $17,574,548), 0.00% (a)(e)(f)		1,132,888	61,040,005
Wells Fargo & Co., Series L, 7.50% (h)		3,356	4,400,085
Welltower, Inc., Series I, 6.50% (h)		160,085	10,607,232

			202,053,571
Total Preferred Stocks — 1.9%			202,053,571

Trust Preferreds
United States — 0.4%
Citigroup Capital XIII, 7.54%, 10/30/40 (b)(k)		374,448	9,728,159
GMAC Capital Trust I, Series 2, 6.97%, 2/15/40 (b)(k)		405,551	10,625,436
Mandatory Exchangeable Trust, 5.75%, 6/03/19 (a)(c)(h)		161,896	26,455,425
Total Trust Preferreds — 0.4%			46,809,020
Total Preferred Securities — 3.4%			361,355,861

U.S. Treasury Obligations		Par (000)
U.S. Treasury Inflation Indexed Notes, 0.38%, 1/15/27	USD	99,007	97,251,351
U.S. Treasury Notes:
0.75%, 12/31/17 (l)		30,000	29,939,850
1.13%, 7/31/21		22,739	22,163,528
1.88%, 4/30/22		361,737	361,665,961
1.75%, 5/31/22-6/30/22		704,005	699,671,550
2.25%, 2/15/27		210,269	209,291,769
Total U.S. Treasury Obligations — 13.3%			1,419,984,009

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Warrants		Shares	Value
Australia — 0.0%
Quintis Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		3,244,408	$159,768
Quintis Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		523,292	25,769
Total Warrants — 0.0%			185,537
Total Long-Term Investments (Cost — $8,723,898,709) — 87.9%			9,346,099,738

Short-Term Securities
Money Market Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (n)(p)		11,307,431	11,307,431
SL Liquidity Series, LLC, Money Market Series, 1.27% (n)(p)(q)		269,196,037	269,222,956
Total Money Market Funds — 2.6%			280,530,387

Time Deposits		Par (000)
Canada — 0.1%
Royal Bank of Canada, 0.05%, 7/03/17	CAD	531	409,621
Japan — 0.0%
Sumitomo Mitsui Banking Corp., (0.26)%, 7/03/17	JPY	472,512	4,201,036
United Kingdom — 0.0%
Citibank N.A., 0.05%, 7/03/17	GBP	174	226,423
Total Time Deposits — 0.1%			4,837,080

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Bills (r):
0.80%, 7/06/17-8/03/17	USD	384,000	$383,929,509
0.78%, 7/13/17-8/10/17		160,000	159,944,450
0.81%, 7/20/17		297,797	297,687,113
0.84%, 7/27/17		168,000	167,908,104
0.85%, 8/17/17		188,000	187,787,560
0.90%, 8/31/17		8,000	7,987,904
0.95%, 9/07/17		27,000	26,952,966
Total U.S. Treasury Obligations — 11.6%			1,232,197,606
Total Short-Term Securities (Cost — $1,517,553,248) — 14.3%			1,517,565,073

Options Purchased
(Cost — $43,606,072) — 0.4%			42,298,383
Total Investments Before Options Written and Investments Sold Short
(Cost — $10,285,058,029) — 102.6%			10,905,963,194

Options Written
(Premiums Received — $20,024,775) — (0.2)%			(16,226,878)

Investments Sold Short		Shares
Canada — (0.3)%
Bank of Montreal		181,914	(13,357,381)
Royal Bank of Canada		227,598	(16,525,777)

			(29,883,158)
United States — (0.5)%
Caterpillar, Inc.		151,500	(16,280,190)
Procter & Gamble Co.		182,296	(15,887,096)
Prologis, Inc.		404,169	(23,700,470)

			(55,867,756)
Total Investments Sold Short (Proceeds — $77,521,799) — (0.8)%			(85,750,914)
Total Investments Net of Options Written and Investments Sold Short — 101.6%			10,803,985,402
Liabilities in Excess of Other Assets — (1.6)%			(169,116,945)

Net Assets — 100.0%			$10,634,868,457

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(f)	Restricted security as to resale, excluding 144a securities. The Fund held restricted securities with a current value of $141,844,993, representing 1.3% of its net assets as of period end, and an original cost of $150,581,044.

(g)	Issuer filed for bankruptcy and/or is in default.

(h)	Convertible security.

(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(k)	Variable rate security. Rate as of period end.

(l)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(m)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

(n)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Shares Purchased		Shares Sold		Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,489,583	7,817,848	[1]	—		11,307,431	$ 11,307,431	$17,400		—	—
SL Liquidity Series, LLC, Money Market Series	304,751,698	—		35,555,661	[2]	269,196,037	269,222,956	1,200,333	[3]	$26,439	$(17,277)
iShares Gold Trust	2,098,037	—		—		2,098,037	25,050,562	—		—	1,804,312
iShares iBoxx $ High Yield Corporate Bond ETF	122,665	—		(122,665)		—	—	93,976		368,124	(353,624)
Total							$305,580,949	$1,311,709		$394,563	$1,433,411

[1]	Represents net shares purchased.

[2]	Represents net shares sold.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(o)	Perpetual security with no stated maturity date.

(p)	Current yield as of period end.

(q)	Security was purchased with the cash collateral from loaned securities.

(r)	Rates are discount rates or a range of discount rates at the time of purchase.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
934	SGX Nifty 50 Index	July 2017	USD	17,780,558	$ (62,578)
(141)	Euro STOXX 50 Index	September 2017	USD	5,525,401	193,933
(8)	FTSE 100 Index	September 2017	USD	754,643	21,285
(185)	NASDAQ 100 E-Mini Index	September 2017	USD	20,915,175	297,253
(102)	Nikkei 225 Yen Index	September 2017	USD	9,098,155	(25,189)
(1,316)	Russell 2000 Mini Index	September 2017	USD	93,060,940	(397,719)
(47)	S&P 500 E-Mini Index	September 2017	USD	5,689,115	40,108
Total					$67,093

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	83,901,000	USD	9,804,153	Morgan Stanley & Co. International PLC	7/27/17	$ 251,478
EUR	31,065,000	USD	35,008,395	Deutsche Bank AG	8/31/17	589,540
EUR	31,065,000	USD	35,055,303	UBS AG	9/14/17	570,351
EUR	14,129,000	PLN	60,068,031	Deutsche Bank AG	9/26/17	10,262
EUR	23,722,000	USD	26,994,617	Goldman Sachs International	10/12/17	253,014
EUR	23,413,000	USD	26,708,616	UBS AG	10/19/17	194,863

						1,869,508

USD	24,383,884	NZD	35,319,000	UBS AG	9/07/17	(1,464,767)
EUR	9,477,000	PLN	40,378,654	Deutsche Bank AG	9/26/17	(16,892)
USD	9,493,682	AUD	12,721,000	Deutsche Bank AG	9/29/17	(272,236)
USD	24,107,795	AUD	32,654,000	Citibank N.A.	10/12/17	(956,622)

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	23,749,259	AUD	32,193,000	Goldman Sachs International	10/12/17	$ (961,306)
USD	26,061,750	NZD	37,908,000	JPMorgan Chase Bank N.A.	10/19/17	(1,659,400)

						(5,331,223)
Net Unrealized Depreciation						$(3,461,715)

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Wynn Resorts Ltd.	Call	9/15/17	USD	140.00	108	$63,450

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
TOPIX Index	Call	Goldman Sachs International	7/14/17	JPY	1,600.00		—	3,323,259	$667,027
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	7/21/17	USD	121.00		—	303,025	74,241
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	7/21/17	USD	123.00		—	176,339	20,279
TOPIX Index	Call	Société Générale	8/10/17	JPY	1,600.00		—	3,360,766	994,123
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	8/18/17	USD	121.00		—	286,216	218,955
GBP Currency	Call	JPMorgan Chase Bank N.A.	8/21/17	USD	1.28	GBP	66,761	—	1,856,818
EUR Currency	Call	UBS AG	9/08/17	USD	1.14	EUR	67,569	—	1,300,665
TOPIX Index	Call	UBS AG	9/08/17	JPY	1,600.00		—	2,259,159	852,554
EUR Currency	Call	BNP Paribas S.A.	9/14/17	USD	1.14	EUR	67,824	—	1,170,005
ETFS Gold Trust[1]	Call	Morgan Stanley & Co. International PLC	9/15/17	USD	125.00		—	339,528	271,622
EUR Currency	Call	UBS AG	9/27/17	USD	1.14	EUR	68,178	—	1,275,810
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	9/29/17	USD	122.00		—	382,741	501,391
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	10/20/17	USD	122.00		—	236,240	379,090
USD Currency	Call	BNP Paribas S.A.	10/27/17	BRL	3.19	USD	33,999	—	2,188,414
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	11/17/17	USD	120.00		—	290,645	768,416
Euro STOXX 50 Index	Call	Citibank N.A.	12/15/17	EUR	3,650.00		—	8,499	464,973
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	12/15/17	USD	120.00		—	274,048	931,763
Aflac, Inc.	Call	Goldman Sachs International	1/19/18	USD	85.00		—	164,809	135,143
Allstate Corp.	Call	Goldman Sachs International	1/19/18	USD	80.00		—	60,448	598,435
BB&T Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00		—	117,386	730,728
Capital One Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	80.00		—	120,164	859,173
Charles Schwab Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00		—	191,733	997,012
CIT Group, Inc.	Call	Goldman Sachs International	1/19/18	USD	42.00		—	72,214	545,216
CME Group, Inc.	Call	Goldman Sachs International	1/19/18	USD	115.00		—	67,280	740,080
E*Trade Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	35.00		—	257,301	1,344,398
Fifth Third Bancorp	Call	Goldman Sachs International	1/19/18	USD	25.00		—	191,733	462,077
Franklin Resources, Inc.	Call	Goldman Sachs International	1/19/18	USD	45.00		—	277,576	721,698
Manulife Financial Corp.	Call	Goldman Sachs International	1/19/18	CAD	22.00		—	240,624	489,858
MetLife, Inc.	Call	Goldman Sachs International	1/19/18	USD	52.50		—	191,733	910,732
SunTrust Banks, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	164,674	769,851

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
Synchrony Financial	Call	Goldman Sachs International	1/19/18	USD	35.00		—	307,448	$215,214
TD Ameritrade Holding Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00		—	310,189	1,457,888
Travelers Cos., Inc.	Call	Goldman Sachs International	1/19/18	USD	135.00		—	112,552	188,525
Wells Fargo & Co.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	407,017	1,363,507
EUR Currency	Call	UBS AG	3/27/18	USD	1.20	EUR	268,091	—	3,514,025
EUR Currency	Call	Barclays Bank PLC	5/18/18	USD	1.19	EUR	135,126	—	2,711,275
Euro STOXX 50 Index	Call	Deutsche Bank AG	9/21/18	EUR	3,426.55		—	3,336	797,616
BP PLC	Call	UBS AG	1/18/19	USD	40.00		—	911,223	856,550
Chevron Corp.	Call	UBS AG	1/18/19	USD	125.00		—	288,940	579,325
ConocoPhillips Co.	Call	UBS AG	1/18/19	USD	52.50		—	471,334	1,107,635
Exxon Mobil Corp.	Call	UBS AG	1/18/19	USD	95.00		—	196,444	269,128
Occidental Petroleum Corp.	Call	UBS AG	1/18/19	USD	75.00		—	422,166	489,713
Royal Dutch Shell PLC — ADR, Class A	Call	UBS AG	1/18/19	USD	60.00		—	520,137	702,185
Schlumberger Ltd.	Call	UBS AG	1/18/19	USD	90.00		—	284,352	213,264
Suncor Energy, Inc.	Call	UBS AG	1/18/19	USD	35.00		—	613,513	711,675
TOTAL SA - ADR	Call	UBS AG	1/18/19	USD	60.00		—	626,551	407,258
Total									$38,825,330

[1]	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Bank of America N.A.	Call	2.06%	Receive	3-month LIBOR	9/05/17	USD	136,511	$387,406
10-Year Interest Rate Swap	Bank of America N.A.	Call	2.10%	Receive	3-month LIBOR	10/16/17	USD	136,853	768,127
30-Year Interest Rate Swap	Goldman Sachs International	Put	1.50%	Pay	6-month EURIBOR	7/10/17	EUR	25,157	419,505
5-Year Interest Rate Swap	Goldman Sachs International	Put	0.46%	Pay	6-month EURIBOR	10/03/17	EUR	270,541	676,810
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	2,370,178	1,531
30-Year Interest Rate Swap	Goldman Sachs International	Put	2.75%	Pay	3-month LIBOR	5/02/18	USD	31,963	1,156,224
Total									$3,409,603

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Wynn Resorts Ltd.	Put	9/15/17	USD	125.00	108	$(53,190)

OTC Barrier Options Written

Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Contracts	Value
Euro STOXX 50 Index	Put	Down-and-In	Deutsche Bank AG	09/21/18	EUR	2,586.07	EUR	2,165.83	3,336	$(222,763)

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
TOPIX Index	Call	Société Générale	8/10/17	JPY	1,700.00		—	3,360,766	$(51,743)
GBP Currency	Call	JPMorgan Chase Bank N.A.	8/21/17	USD	1.34	GBP	133,522	—	(425,723)
USD Currency	Call	Deutsche Bank AG	8/24/17	ZAR	13.95	USD	33,829	—	(283,062)
TOPIX Index	Call	UBS AG	9/08/17	JPY	1,750.00		—	2,259,159	(30,884)
ETFS Gold Trust[1]	Call	Morgan Stanley & Co. International PLC	9/15/17	USD	140.00		—	339,528	(50,929)
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	10/20/17	USD	146.00		—	236,235	(28,016)
USD Currency	Call	BNP Paribas S.A.	10/27/17	BRL	3.55	USD	67,998	—	(1,006,209)
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	11/17/17	USD	137.00		—	290,645	(121,792)
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	12/15/17	USD	137.00		—	274,048	(134,284)
TOPIX Index	Put	Goldman Sachs International	7/14/17	JPY	1,475.00		—	1,661,629	(11,764)
EUR Currency	Put	UBS AG	9/08/17	USD	1.07	EUR	67,569	—	(19,638)
SPDR Gold Trust ETF[1]	Put	Morgan Stanley & Co. International PLC	9/29/17	USD	105.00		—	382,741	(52,956)
SPDR Gold Trust ETF[1]	Put	JPMorgan Chase Bank N.A.	10/20/17	USD	105.00		—	236,235	(52,898)
USD Currency	Put	BNP Paribas S.A.	10/27/17	BRL	3.00	USD	33,999	—	(33,869)
SPDR Gold Trust ETF[1]	Put	JPMorgan Chase Bank N.A.	11/17/17	USD	103.00		—	290,645	(81,724)
BP PLC	Put	UBS AG	1/18/19	USD	25.00		—	911,223	(947,672)
Chevron Corp.	Put	UBS AG	1/18/19	USD	80.00		—	288,940	(982,396)
ConocoPhillips Co.	Put	UBS AG	1/18/19	USD	35.00		—	471,334	(1,135,913)
Exxon Mobil Corp.	Put	UBS AG	1/18/19	USD	60.00		—	196,444	(359,493)
Occidental Petroleum Corp.	Put	UBS AG	1/18/19	USD	45.00		—	422,166	(924,544)
Royal Dutch Shell PLC — ADR, Class A	Put	UBS AG	1/18/19	USD	40.00		—	520,137	(936,247)
Schlumberger Ltd.	Put	UBS AG	1/18/19	USD	60.00		—	284,352	(1,464,413)
Suncor Energy, Inc.	Put	UBS AG	1/18/19	USD	25.00		—	613,513	(1,386,539)
TOTAL SA — ADR	Put	UBS AG	1/18/19	USD	40.00		—	626,551	(1,566,379)
Total									$(12,089,087)

[1]	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Bank of America N.A.	Call	1.81%	Pay	3-month LIBOR	9/05/17	USD	136,511	$(97,379)
10-Year Interest Rate Swap	Bank of America N.A.	Call	1.85%	Pay	3-month LIBOR	10/16/17	USD	136,853	(274,972)
10-Year Interest Rate Swap	Bank of America N.A.	Put	2.51%	Receive	3-month LIBOR	9/05/17	USD	136,511	(395,758)
5-Year Interest Rate Swap	Goldman Sachs International	Put	0.76%	Receive	6-month EURIBOR	10/03/17	EUR	270,541	(118,371)
10-Year Interest Rate Swap	Bank of America N.A.	Put	2.42%	Receive	3-month LIBOR	10/16/17	USD	136,853	(1,157,006)
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	2.70%	Receive	3-month LIBOR	11/02/17	USD	163,843	(1,082,035)
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.50%	Receive	3-month LIBOR	5/02/18	USD	146,213	(736,317)
Total									$(3,861,838)

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Centrally Cleared Credit Default Swaps — Buy Protection
Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.27.V2	5.00%	12/20/21	USD 4,479	$(50,669)
CDX.NA.HY.28.V1	5.00%	6/20/22	USD 4,451	9,642
Total				$(41,027)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.42%[1]	6-month EURIBOR	3/07/18[2]	3/07/23	EUR	119,219	$ 252,691
2.40%[3]	3-month LIBOR	3/07/18[2]	3/07/23	USD	134,710	1,959,313
0.37%[1]	6-month EURIBOR	N/A	8/15/26	EUR	45,313	1,876,816
3.03%[1]	3-month LIBOR	4/19/22[2]	4/19/27	USD	180,442	(3,218,263)
Total						$ 870,557

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	The Fund pays the floating rate and receives the fixed rate.

OTC Currency Swaps
		Notional Amount (000)
Fund Pays	Fund Receives	Notional Delivered		Notional Received		Counterparty	Expiration Date[1]	Value	Premiums Paid (Received)	Unrealized Appreciation
						Bank of
0.10% JPY	1.84%	JPY	2,434,450	USD	21,624	America N.A.	3/15/2018	$212,953	—	$ 212,953
						Bank of
0.10% JPY	1.96%	JPY	3,652,350	USD	32,208	America N.A.	3/15/2018	134,166	—	134,166
						Bank of
0.10% JPY	2.01%	JPY	7,006,100	USD	67,725	America N.A.	10/15/2018	6,039,497	—	6,039,497
Total								$6,386,616	—	$6,386,616

[1]	At expiration date, the notional amount delivered will be exchanged for the notional amount received.

OTC Total Return Swaps
Reference Entity	Fixed Amount	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 594,918,000[1]	BNP Paribas S.A.	4/02/18	JPY 180	$559,964	—	$559,964
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 600,750,000[1]	BNP Paribas S.A.	4/02/18	JPY 180	508,113	—	508,113
Euro STOXX 50 Index Dividend Future December 2018	EUR 2,765,290[1]	BNP Paribas S.A.	12/21/18	EUR 253	372,764	—	372,764
Euro STOXX 50 Index Dividend Future December 2018	EUR 2,892,800[1]	BNP Paribas S.A.	12/21/18	EUR 256	269,000	—	269,000

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Reference Entity	Fixed Amount	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Euro STOXX 50 Index Dividend Future December 2018	EUR 4,607,085[1]	BNP Paribas S.A.	12/21/18	EUR 406	$404,590	—	$ 404,590
S&P 500 Annual Dividend Index Future December 2018	USD 7,094,313[1]	BNP Paribas S.A.	12/21/18	USD 607	827,038	—	827,038
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 309,375,000[1]	BNP Paribas S.A.	4/01/19	JPY 90	437,297	—	437,297
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 316,800,000[1]	BNP Paribas S.A.	4/01/19	JPY 90	371,283	—	371,283
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 618,839,000[1]	BNP Paribas S.A.	4/01/19	JPY 181	909,224	—	909,224
Euro STOXX 50 Index Dividend Future December 2019	EUR 1,688,400[1]	BNP Paribas S.A.	12/20/19	EUR 168	368,413	—	368,413
Euro STOXX 50 Index Dividend Future December 2019	EUR 2,621,280[1]	BNP Paribas S.A.	12/20/19	EUR 254	493,181	—	493,181
Euro STOXX 50 Index Dividend Future December 2019	EUR 3,305,250[1]	BNP Paribas S.A.	12/20/19	EUR 325	668,159	—	668,159
Euro STOXX 50 Index Dividend Future December 2019	EUR 3,589,050[1]	BNP Paribas S.A.	12/20/19	EUR 355	754,163	—	754,163
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 314,640,000[1]	BNP Paribas S.A.	4/01/20	JPY 90	579,329	—	579,329
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 418,800,000[1]	BNP Paribas S.A.	4/01/20	JPY 120	778,840	—	778,840
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 510,000,000[1]	BNP Paribas S.A.	4/01/20	JPY 150	1,093,576	—	1,093,576
Euro STOXX 50 Index Dividend Future December 2020	EUR 1,810,440[1]	BNP Paribas S.A.	12/18/20	EUR 188	416,566	—	416,566
Euro STOXX 50 Index Dividend Future December 2020	EUR 2,800,780[1]	BNP Paribas S.A.	12/18/20	EUR 262	263,335	—	263,335
Euro STOXX 50 Index Dividend Future December 2020	EUR 2,916,690[1]	BNP Paribas S.A.	12/18/20	EUR 301	642,883	—	642,883

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Reference Entity	Fixed Amount	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Euro STOXX 50 Index Dividend Future December 2020	EUR 721,500[1]	BNP Paribas S.A.	12/18/20	EUR 75	$168,753	—	$168,753
Euro STOXX 50 Index Dividend Future December 2020	EUR 836,940[1]	BNP Paribas S.A.	12/18/20	EUR 87	193,766	—	193,766
Euro STOXX 50 Index Dividend Future December 2020	EUR 962,000[1]	BNP Paribas S.A.	12/18/20	EUR 100	213,582	—	213,582
Euro STOXX 50 Index Dividend Future December 2020	EUR 964,000[1]	BNP Paribas S.A.	12/18/20	EUR 100	220,435	—	220,435
S&P 500 Annual Dividend Index Future December 2020	USD 2,914,481[1]	Goldman Sachs International	12/18/20	USD 243	420,694	—	420,694
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY 104,085,000[1]	BNP Paribas S.A.	4/01/21	JPY 27	98,182	—	98,182
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY 143,310,000[1]	BNP Paribas S.A.	4/01/21	JPY 34	14,812	—	14,812
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY 191,375,000[1]	BNP Paribas S.A.	4/01/21	JPY 50	194,043	—	194,043
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY 384,120,000[1]	BNP Paribas S.A.	4/01/21	JPY 99	337,995	—	337,995
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY 89,240,000[1]	BNP Paribas S.A.	4/01/21	JPY 23	78,524	—	78,524
Euro STOXX 50 Index Dividend Future December 2021	EUR 1,349,300[1]	BNP Paribas S.A.	12/17/21	EUR 131	121,194	—	121,194
Euro STOXX 50 Index Dividend Future December 2021	EUR 1,409,760[1]	BNP Paribas S.A.	12/17/21	EUR 132	69,352	—	69,352
Euro STOXX 50 Index Dividend Future December 2021	EUR 1,524,150[1]	BNP Paribas S.A.	12/17/21	EUR 135	(23,129)	—	(23,129)
S&P 500 Annual Dividend Index Future December 2021	USD 3,726,213[1]	BNP Paribas S.A.	12/17/21	USD 307	614,000	—	614,000
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY 144,840,000[1]	BNP Paribas S.A.	4/01/22	JPY 34	12,998	—	12,998

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	19

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Reference Entity	Fixed Amount	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY 198,750,000[1]	BNP Paribas S.A.	4/01/22	JPY 50	$ 145,810	—	$ 145,810
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY 199,250,000[1]	BNP Paribas S.A.	4/01/22	JPY 50	141,365	—	141,365
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY 389,070,000[1]	BNP Paribas S.A.	4/01/22	JPY 99	328,313	—	328,313
Euro STOXX 50 Index Dividend Future December 2022	EUR 1,495,800[1]	BNP Paribas S.A.	12/16/22	EUR 135	(35,464)	—	(35,464)
Euro STOXX 50 Index Dividend Future December 2022	EUR 1,481,040[1]	BNP Paribas S.A.	12/16/22	EUR 136	(6,213)	—	(6,213)
SGX Nikkei Stock Average Dividend Point Index Future December 2022	JPY 143,820,000[1]	BNP Paribas S.A.	4/03/23	JPY 34	41,414	—	41,414
Total					$14,068,144	—	$14,068,144

[1]	The Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

Transactions in Options Written for the Six Months Ended June 30, 2017

	Calls
		Notional (000)
	Contracts	EUR	GBP	NZD	USD	Premiums Received

Outstanding options, beginning of period	3,339,060	122,642	—	46,234	293,343	$ 9,053,823
Options written	11,627,952	—	133,522	—	3,690,506	16,081,879
Options exercised	(275,679)	—	—	—	—	(1,768,478)
Options expired	(2,351,699)	—	—	(46,234)	(329,913)	(5,932,517)
Options closed	(5,579,253)	(122,642)	—	—	(3,278,745)	(12,516,201)

Outstanding options, end of period	6,760,381	—	133,522	—	375,191	$ 4,918,506

		Puts
			Notional (000)
		Contracts	EUR	NZD	USD	Premiums Received

Outstanding options, beginning of period		959,644	279,061	46,234	1,273,598	$ 14,975,923
Options written		9,735,651	605,487	—	1,922,493	28,185,037
Options exercised		—	—	—	(32,447)	(433,168)
Options expired		(228,972)	(109,768)	(46,234)	(331,732)	(8,226,746)
Options closed		(3,556,969)	(436,670)	—	(2,214,493)	(19,394,777)

Outstanding options, end of period		6,909,354	338,110	—	617,419	$ 15,106,269

As of period end, the value of portfolio securities subject to covered call options written was $122,250,292.

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$552,579	—	—	—	$552,579
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,869,508	—	—	1,869,508
Options purchased	Investments at value — unaffiliated[2]	—	—	24,871,768	14,017,012	$3,409,603	—	42,298,383
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$ 9,642	—	—	4,088,820	—	4,098,462
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	14,132,950	—	6,386,616	—	20,519,566
Total		—	$ 9,642	$39,557,297	$15,886,520	$13,885,039	—	$69,338,498

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$485,486	—	—	—	$485,486
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$5,331,223	—	—	5,331,223
Options written	Options written at value	—	—	10,596,539	1,768,501	$3,861,838	—	16,226,878
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$50,669	—	—	3,218,263	—	3,268,932
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	64,806	—	—	—	64,806
Total		—	$50,669	$11,146,831	$7,099,724	$7,080,101	—	$25,377,325

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(22,853,858)	—	—	—	$(22,853,858)
Forward foreign currency exchange contracts	—	—	—	$29,573,114	—	—	29,573,114
Options purchased[1]	—	—	23,058,233	(5,486,122)	$2,018,707	—	19,590,818
Options written	—	—	3,442,769	13,510,908	(4,363,836)	—	12,589,841
Swaps	—	$2,525,894	1,906,086	—	(2,461,094)	—	1,970,886

Total	—	$2,525,894	$5,553,230	$37,597,900	$(4,806,223)	—	$40,870,801

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$565,779	—	—	—	$565,779
Forward foreign currency exchange contracts	—	—	—	$(72,798,225)	—	—	(72,798,225)
Options purchased[2]	—	—	(63,564,456)	(2,570,801)	$(8,080,344)	—	(74,215,601)
Options written	—	—	(839,101)	3,092,282	9,539,132	—	11,792,313
Swaps	—	$(1,943,218)	5,767,929	—	6,952,123	—	10,776,834

Total	—	$(1,943,218)	$(58,069,849)	$(72,276,744)	$8,410,911	—	$(123,878,900)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,481,211
Average notional value of contracts — short	$169,047,668
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$357,998,220
Average amounts sold — in USD	$124,486,222
Options:
Average value of option contracts purchased	$59,570,333
Average value of option contracts written	$14,008,513
Average notional value of swaption contracts purchased	$1,298,021,233
Average notional value of swaption contracts written	$1,560,974,509
Credit default swaps:
Average notional value — buy protection	$8,359,500

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	21

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Interest rate swaps:
Average notional value — pays fixed rate	$397,097,470
Average notional value — receives fixed rate	$436,517,500
Currency swaps:
Average notional value — pays	$121,557,000
Average notional value — receives	$117,005,810
Total return swaps:
Average notional value	$116,936,985

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$297,960		$62,538
Forward foreign currency exchange contracts	1,869,508		5,331,223
Options	42,298,383	[1]	16,226,878
Swaps — centrally cleared	62,616		—
Swaps — OTC[2]	20,519,566		64,806

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$65,048,033		$21,685,445
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(424,026)		(115,728)

Total derivative assets and liabilities subject to an MNA	$64,624,007		$21,569,717

[1]

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,4]
Bank of America N.A.	$ 7,542,149	$(1,925,115)	—	$(5,414,000)	$203,034
Barclays Bank PLC	2,711,275	—	—	(2,580,000)	131,275
BNP Paribas S.A.	17,070,675	(1,104,884)	—	(15,965,791)	—
Citibank N.A.	464,973	(464,973)	—	—	—
Deutsche Bank AG	1,398,949	(794,953)	—	(330,000)	273,996
Goldman Sachs International	16,122,809	(2,909,793)	—	(13,213,016)	—
JPMorgan Chase Bank N.A.	3,004,324	(2,369,553)	—	(634,771)	—
Morgan Stanley & Co. International PLC	2,269,729	(238,169)	—	(2,031,560)	—
Société Générale	994,123	(51,743)	—	(942,380)	—
UBS AG	13,045,001	(11,218,885)	—	(1,826,116)	—

Total	$64,624,007	$(21,078,068)	—	$(42,937,634)	$608,305

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$ 1,925,115	$(1,925,115)	—	—	—
BNP Paribas S.A.	1,104,884	(1,104,884)	—	—	—
Citibank N.A.	956,622	(464,973)	—	—	$491,649
Deutsche Bank AG	794,953	(794,953)	—	—	—
Goldman Sachs International	2,909,793	(2,909,793)	—	—	—
JPMorgan Chase Bank N.A.	2,369,553	(2,369,553)	—	—	—
Morgan Stanley & Co. International PLC	238,169	(238,169)	—	—	—
Société Générale	51,743	(51,743)	—	—	—
UBS AG	11,218,885	(11,218,885)	—	—	—

Total	$21,569,717	$(21,078,068)	—	—	$491,649

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	—	$55,178,316	—	$55,178,316
Brazil	$8,911,191	—	—	8,911,191
Canada	31,210,680	—	—	31,210,680
China	45,646,327	12,495,988	—	58,142,315
Czech Republic	—	2,968,075	—	2,968,075
Finland	—	35,103,901	—	35,103,901
France	858,205	294,853,559	—	295,711,764
Germany	—	176,505,800	—	176,505,800
Hong Kong	2,735,930	63,659,442	—	66,395,372
India	—	104,031,909	$6,050,031	110,081,940
Indonesia	9,716,460	—	—	9,716,460
Ireland	4,343,159	—	—	4,343,159
Italy	27,538,337	68,117,326	—	95,655,663
Japan	—	884,510,260	—	884,510,260
Netherlands	—	119,530,602	—	119,530,602
Portugal	—	6,913,162	—	6,913,162
Singapore	—	28,442,433	—	28,442,433
South Korea	3,326,889	52,608,267	—	55,935,156
Spain	—	36,386,930	—	36,386,930
Sweden	—	60,153,930	—	60,153,930
Switzerland	—	74,515,414	—	74,515,414
Taiwan	—	39,293,401	—	39,293,401
Thailand	4,029,673	12,413,793	—	16,443,466
United Arab Emirates	—	26,779,444	—	26,779,444
United Kingdom	128,776,737	257,741,618	—	386,518,355
United States	2,693,704,430	3,248,435	962,987	2,697,915,852
Corporate Bonds	—	544,155,694	9,544,217	553,699,911
Floating Rate Loan Interests	—	48,967,524	—	48,967,524
Foreign Agency Obligations	—	45,547,980	—	45,547,980
Foreign Government Obligations	—	1,132,894,748	—	1,132,894,748
Investment Companies	391,556,727	—	—	391,556,727
Non-Agency Mortgage-Backed Securities	—	—	8,644,400	8,644,400
Preferred Securities	87,499,916	138,948,695	134,907,250	361,355,861
U.S. Treasury Obligations	—	1,419,984,009	—	1,419,984,009
Warrants	159,768	25,769	—	185,537
Short Term Investments:
Money Market Funds	11,307,431	—	—	11,307,431
Time Deposits	—	4,837,080	—	4,837,080
U.S. Treasury Obligations	—	1,232,197,606	—	1,232,197,606
Options Purchased:
Equity contracts	63,450	24,808,318	—	24,871,768
Foreign currency exchange contracts	—	14,017,012	—	14,017,012
Interest rate contracts	—	3,409,603	—	3,409,603
Liabilities:
Investments Sold Short	(85,750,914)	—	—	(85,750,914)

Subtotal	$3,365,634,396	$7,025,246,043	$160,108,885	$10,550,989,324

Investments Valued at NAV[1]				269,222,956

Total Investments				$10,820,212,280

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	23

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

[1]	As of June 30, 2017, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$9,642	—	$9,642
Equity contracts	$552,579	14,132,950	—	14,685,529
Foreign currency exchange contracts	—	1,869,508	—	1,869,508
Interest rate contracts	—	10,475,436	—	10,475,436
Liabilities:
Credit contracts	—	(50,669)	—	(50,669)
Equity contracts	(538,676)	(10,608,155)	—	(11,146,831)
Foreign currency exchange contracts	—	(7,099,724)	—	(7,099,724)
Interest rate contracts	—	(7,080,101)	—	(7,080,101)
Total	$13,903	$1,648,887	—	$1,662,790

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the six months ended June 30, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities	Rights	Total
Assets:
Opening Balance, as of December 31, 2016	$1,126,894	$24,183,817	$16,176,802	—	$119,783,830	$ 3	$161,271,346
Transfers into Level 3	—	—	—	$7,811,817	—	—	7,811,817
Transfers out of Level 3	—	—	(3,485,372)	—	—	—	(3,485,372)
Accrued discounts/premiums	—	(8,486)	1,367	54,577	—	—	47,458
Net realized gain (loss)	(5,538,430)	(2,977,084)	60,674	—	—	—	(8,454,840)
Net change in unrealized appreciation
(depreciation)[1,2]	8,053,900	(2,067,215)	29,690	778,006	15,123,420	—	21,917,801
Purchases	6,127,570	2,657,632	—	—	—	—	8,785,202
Sales	(2,756,916)	(12,244,447)	(12,783,161)	—	—	(3)	(27,784,527)
Closing Balance, as of June 30, 2017	$7,013,018	$9,544,217	—	$8,644,400	$134,907,250	—	$160,108,885

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[2]	$430,604	$(1,873,160)	—	$ 778,006	$15,123,420	—	$14,458,870

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation V.I. Fund

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $14,760,627.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks[3]	$962,987	Market	Revenue Growth Rate[1]	25.00%	—
			Revenue Multiple[1]	6.75x	—
			Priced to Last Financing Round[1]	—
			Time to Exit[1]	1 year	—
			Volatility[1]	33.00%	—
Corporate Bonds	9,478,021	Income	Discount Rate[2]	17.50%	—
		Market	Estimated Recovery Value[1]	—
			Volatility[1]	36.30%	—
			Yield[2]	11.25%	—
Preferred Stocks[3,4]	134,907,250	Market	Discount Rate[2]	20.00%	—
			Revenue Growth Rate[1]	83% - 131%	101.92%
			Revenue Growth Rate[1]	25.00%	—
			Revenue Multiple[1]	6.75x - 19.50x	9.81x
			Scenario Probability[1]	1.00% - 79.00%	—
			Time to Exit[2]	1 year	—
			Volatility[1]	33.00% - 61.00%	44.35%

Total	$145,348,258

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

[3]

For the six months ended June 30, 2017, the valuation technique changed for certain investments in common stocks and preferred stocks with a total value of $9,588,195 from a hybrid model using Probability-Weighted Expected Return Model (“PWERM”) and Option Pricing Model (“OPM”) to using only OPM. The change was due to consideration of liquidation preferences and exit strategy.

[4]

For the six months ended June 30, 2017, the valuation technique changed for certain investments in preferred stocks with a total value of $24,739,854 from a hybrid model using PWERM and OPM to using only PWERM. The change was due to consideration of liquidation preferences and exit strategy.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	25

Consolidated Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Global Allocation V.I. Fund
Assets
Investments at value — unaffiliated (including securities loaned at value of $262,149,931)(cost — $9,975,492,001)	$10,600,382,245
Investments at value — affiliated (cost — $309,566,028)	305,580,949
Cash held for investments sold short	75,168,961
Cash pledged:
Futures contracts	6,928,000
Centrally cleared swaps	5,136,960
Foreign currency at value — (cost — $2,476,566)	2,670,517
Receivables:
Investments sold	84,146,213
Securities lending income — affiliated	344,294
Capital shares sold	1,552,266
Dividends — affiliated	4,957
Dividends — unaffiliated	10,378,014
Interest — unaffiliated	25,021,684
From the Manager	1,918,703
Swaps	61,077
Variation margin on futures contracts	297,960
Variation margin on centrally cleared swaps	62,616
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,869,508
OTC swaps	20,519,566
Prepaid expenses	31,639

Total assets	11,142,076,129

Liabilities
Investments sold short at value (proceeds — $77,521,799)	85,750,914
Bank overdraft	3,781,696
Cash received as collateral for OTC derivatives	52,542,796
Cash collateral on securities loaned at value	269,177,928
Options written at value (premiums received — $20,024,775)	16,226,878
Payables:
Investments purchased	55,802,129
Capital shares redeemed	3,282,953
Deferred foreign capital gain tax	1,485,767
Distribution fees	1,737,058
Investment advisory fees	5,498,195
Officer’s and Directors’ fees	43,487
Other accrued expenses	6,329,517
Other affiliates	89,787
Variation margin on futures contracts	62,538
Unrealized depreciation on:
Forward foreign currency exchange contracts	5,331,223
OTC swaps	64,806

Total liabilities	507,207,672

Net Assets	$10,634,868,457

Net Assets Consist of
Paid-in capital	$9,929,911,241
Undistributed net investment income	14,865,394
Undistributed net realized gain	54,756,588
Net unrealized appreciation (depreciation)	635,335,234

Net Assets	$10,634,868,457

Net Asset Value

Class I — Based on net assets of $2,197,628,610 and 131,501,833 shares outstanding, 400 million shares authorized, $0.10 par value	$16.71

Class II — Based on net assets of $245,840,519 and 14,768,718 shares outstanding, 200 million shares authorized, $0.10 par value	$16.65

Class III — Based on net assets of $8,191,399,328 and 569,076,711 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$14.39

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Global Allocation V.I. Fund

Investment Income
Dividends — unaffiliated	$79,006,561
Interest — unaffiliated	44,321,328
Securities lending income — affiliated — net	1,200,333
Dividends — affiliated	111,376
Foreign taxes withheld	(5,233,599)

Total investment income	119,405,999

Expenses
Investment advisory	33,035,951
Distribution — class specific	10,352,192
Transfer agent	2,573
Transfer agent — class specific	9,192,674
Custodian	672,826
Accounting services	309,404
Officer and Directors	84,592
Miscellaneous	730,136

Total expenses excluding dividend expense and broker fees and expenses on short sales	54,380,348
Dividend expense — unaffiliated	1,445,362

Total expenses	55,825,710
Less:
Fees waived by the Manager	(171,566)
Transfer agent fees reimbursed — class specific	(5,544,771)

Total expenses after fees waived and reimbursed	50,109,373

Net investment income	69,296,626

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	281,080,834
Investments — affiliated	394,563
Futures contracts	(22,853,858)
Foreign currency transactions	735,372
Forward foreign currency exchange contracts	29,573,114
Options written	12,589,841
Short sales — unaffiliated	(600,717)
Swaps	1,970,886

302,890,035

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (net of $(1,097,063) foreign capital gain tax)	462,482,980
Investments — affiliated	1,433,411
Futures contracts	565,779
Foreign currency translations	881,586
Forward foreign currency exchange contracts	(72,798,225)
Options written	11,792,313
Short sales — unaffiliated	(5,178,666)
Swaps	10,776,834

409,956,012

Net realized and unrealized gain	712,846,047

Net Increase in Net Assets Resulting from Operations	$782,142,673

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	27

Consolidated Statements of Changes in Net Assets	BlackRock Global Allocation V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$69,296,626	$136,433,324
Net realized gain (loss)	302,890,035	(175,975,483)
Net change in unrealized appreciation (depreciation)	409,956,012	445,816,308

Net increase in net assets resulting from operations	782,142,673	406,274,149

Distributions to Shareholders[1]
From net investment income:
Class I	—	(26,933,124)
Class II	—	(2,573,765)
Class III	—	(99,994,504)

Decrease in net assets resulting from distributions to shareholders	—	(129,501,393)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(623,128,429)	(921,542,124)

Net Assets
Total increase (decrease) in net assets	159,014,244	(644,769,368)
Beginning of period	10,475,854,213	11,120,623,581

End of period	$10,634,868,457	$10,475,854,213

Undistributed (distributions in excess of) net investment income, end of period	$14,865,394	$(54,431,232)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Financial Highlights	BlackRock Global Allocation V.I. Fund

	Class I
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$15.51	$15.09	$16.26	$17.61	$16.10	$14.87

Net investment income[1]	0.12	0.22	0.22	0.29	0.22	0.26
Net realized and unrealized gain (loss)	1.08	0.40	(0.35)	0.12	2.14	1.27

Net increase (decrease) from investment operations	1.20	0.62	(0.13)	0.41	2.36	1.53

Distributions:[2]
From net investment income	—	(0.20)	(0.19)	(0.39)	(0.20)	(0.25)
From net realized gain	—	—	(0.84)	(1.37)	(0.65)	(0.05)
From return of capital	—	—	(0.01)	—	—	—

Total distributions	—	(0.20)	(1.04)	(1.76)	(0.85)	(0.30)

Net asset value, end of period	$16.71	$15.51	$15.09	$16.26	$17.61	$16.10

Total Return[3]
Based on net asset value	7.74%[4]	4.11%	(0.89)%	2.30%	14.76%	10.28%

Ratios to Average Net Assets
Total expenses	0.76%[5,6]	0.74%	0.75%	0.74%	0.72%	0.74%

Total expenses after fees waived and/or reimbursed	0.75%[5,6]	0.74%	0.73%	0.72%	0.72%	0.74%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.73%[5,6]	0.73%	0.73%	0.72%	0.72%	0.74%

Net investment income	1.52%[5,6]	1.47%	1.32%	1.64%	1.26%	1.66%

Supplemental Data
Net assets, end of period (000)	$2,197,629	$2,107,145	$1,994,371	$1,708,903	$2,426,154	$1,868,059

Portfolio turnover rate	61%	135%	90%[7]	72%	53%	49%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 88%.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	29

Consolidated Financial Highlights (continued)	BlackRock Global Allocation V.I. Fund

	Class II
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$15.46	$15.04	$16.21	$17.56	$16.07	$14.85

Net investment income[1]	0.11	0.20	0.19	0.25	0.19	0.23
Net realized and unrealized gain (loss)	1.08	0.40	(0.35)	0.14	2.14	1.28

Net increase (decrease) from investment operations	1.19	0.60	(0.16)	0.39	2.33	1.51

Distributions:[2]
From net investment income	—	(0.18)	(0.16)	(0.37)	(0.19)	(0.24)
From net realized gain	—	—	(0.84)	(1.37)	(0.65)	(0.05)
From return of capital	—	—	(0.01)	—	—	—

Total distributions	—	(0.18)	(1.01)	(1.74)	(0.84)	(0.29)

Net asset value, end of period	$16.65	$15.46	$15.04	$16.21	$17.56	$16.07

Total Return[3]
Based on net asset value	7.70%[4]	3.96%	(1.05)%	2.16%	14.55%	10.14%

Ratios to Average Net Assets
Total expenses	1.03%[5,6]	1.02%	1.02%	1.01%	1.00%	0.98%

Total expenses after fees waived and/or reimbursed	0.91%[5,6]	0.89%	0.88%	0.88%	0.87%	0.90%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.88%[5,6]	0.88%	0.88%	0.87%	0.87%	0.90%

Net investment income	1.37%[5,6]	1.33%	1.17%	1.39%	1.07%	1.43%

Supplemental Data
Net assets, end of period (000)	$245,841	$229,492	$256,964	$260,312	$216,395	$80,236

Portfolio turnover rate	61%	135%	90%[7]	72%	53%	49%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 88%.

See Notes to Consolidated Financial Statements.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Financial Highlights (concluded)	BlackRock Global Allocation V.I. Fund

	Class III
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$13.37	$13.04	$14.19	$15.58	$14.34	$13.28

Net investment income[1]	0.09	0.16	0.15	0.21	0.16	0.20
Net realized and unrealized gain (loss)	0.93	0.34	(0.30)	0.12	1.89	1.12

Net increase (decrease) from investment operations	1.02	0.50	(0.15)	0.33	2.05	1.32

Distributions:[2]
From net investment income	—	(0.17)	(0.15)	(0.35)	(0.16)	(0.21)
From net realized gain	—	—	(0.84)	(1.37)	(0.65)	(0.05)
From return of capital	—	—	(0.01)	—	—	—

Total distributions	—	(0.17)	(1.00)	(1.72)	(0.81)	(0.26)

Net asset value, end of period	$14.39	$13.37	$13.04	$14.19	$15.58	$14.34

Total Return[3]
Based on net asset value	7.63%[4]	3.81%	(1.14)%	2.08%	14.42%	9.97%

Ratios to Average Net Assets
Total expenses	1.14%[5,6]	1.12%	1.12%	1.11%	1.11%	1.07%

Total expenses after fees waived and/or reimbursed	1.01%[5,6]	0.99%	0.98%	0.98%	0.97%	0.99%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.98%[5,6]	0.98%	0.98%	0.97%	0.97%	0.99%

Net investment income	1.26%[5,6]	1.22%	1.07%	1.32%	1.02%	1.41%

Supplemental Data
Net assets, end of period (000)	$8,191,399	$8,139,218	$8,869,288	$9,780,007	$10,014,301	$8,702,140

Portfolio turnover rate	61%	135%	90%[7]	72%	53%	49%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 88%.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	31

Notes to Consolidated Financial Statements (Unaudited)	BlackRock Global Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments while allowing its investors to satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $420,920,346, which is 4.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	33

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i	)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii	)	recapitalizations and other transactions across the capital structure; and
	(iii	)	market multiples of comparable issuers.

Income approach	(i	)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii	)	quoted prices for similar investments or assets in active markets; and
	(iii	)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i	)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii	)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii	)	relevant news and other public sources; and
	(iv	)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	35

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	37

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Typically, the Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund is not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Short Sale Transactions: In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, the Fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. The Fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common or preferred stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value[1]	Cash Collateral Received[2]	Net Amount
Barclays Capital, Inc.	$ 1,088,849	$ (1,088,849)	—
Citigroup Global Markets, Inc.	53,234,223	(53,234,223)	—
Credit Suisse Securities (USA) LLC	3,219,355	(3,219,355)	—
Deutsche Bank Securities Inc.	19,561,036	(19,561,036)	—
Goldman Sachs & Co.	36,006,504	(36,006,504)	—
Jefferies LLC	310,992	(310,992)	—
JP Morgan Securities LLC	60,918,008	(60,918,008)	—
Morgan Stanley & Co. LLC	37,626,509	(37,626,509)	—
SG Americas Securities LLC	152,141	(152,141)	—
State Street Bank & Trust Co.	49,730,800	(49,730,800)	—
UBS Securities LLC	301,514	(301,514)	—

Total	$262,149,931	$(262,149,931)	—

[1]	Securities loaned with a value of $261,242 have been sold and are pending settlement as of June 30, 2017.

[2]

Collateral with a value of $269,177,928 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	39

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	41

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $6 Billion	0.65%
$6 Billion - $8 Billion	0.61%
$8 Billion - $10 Billion	0.59%
$10 Billion - $15 Billion	0.57%
Greater than $15 Billion	0.55%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution Fee	0.15%	0.25%

For the six months ended June 30, 2017, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Class II	Class III	Total
$176,104	$10,176,088	$10,352,192

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class II	Class III	Total
$747,343	$223,567	$8,221,764	$9,192,674

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2017, the amount waived was $1,980.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective May 1, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2017, the Fund waived $169,586 in investment advisory fees pursuant to these arrangements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	43

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

For the six months ended June 30, 2017, the Fund reimbursed the Manager $59,555 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07%
Class III	0.07%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund.

The following table shows the class specific expense reimbursements shown as Transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations.

	Class I	Class II	Class III	Total
Transfer agent fees reimbursed	$32,042	$141,093	$5,371,636	$5,544,771

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $299,631 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

44	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$2,254,868	—	—

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$2,126,135,213	$3,009,663,422
U.S. Government Securities	$3,439,344,487	$2,770,321,193

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2016, the Fund had a capital loss carryforward, with no expiration date, available to offset futures realized capital gains of $174,593,093.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$10,330,420,962

Gross unrealized appreciation	$896,629,489
Gross unrealized depreciation	(321,087,257)

Net unrealized appreciation	$575,542,232

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	45

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

46	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Consolidated Financial Statements (concluded)	BlackRock Global Allocation V.I. Fund

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	4,137,060	$67,265,503	16,192,343	$244,305,933
Shares issued in reinvestment of distributions	—	—	1,521,201	23,578,615
Shares redeemed	(8,521,688)	(137,763,770)	(14,033,328)	(214,313,552)

Net increase (decrease)	(4,384,628)	$(70,498,267)	3,680,216	$53,570,996

Class II
Shares sold	785,191	$12,855,547	789,548	$11,986,829
Shares issued in reinvestment of distributions	—	—	166,479	2,573,765
Shares redeemed	(863,181)	(13,889,732)	(3,198,273)	(48,293,049)

Net decrease	(77,990)	$(1,034,185)	(2,242,246)	$(33,732,455)

Class III
Shares sold	4,825,812	$67,825,258	13,153,930	$171,434,340
Shares issued in reinvestment of distributions	—	—	7,479,020	99,994,504
Shares redeemed	(44,378,310)	(619,421,235)	(92,373,623)	(1,212,809,509)

Net decrease	(39,552,498)	$(551,595,977)	(71,740,673)	$(941,380,665)

Total Net Decrease	(44,015,116)	$(623,128,429)	(70,302,703)	$(921,542,124)

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend in the following amounts per share on July 21, 2017 to shareholders of record on July 19, 2017:

Net Investment Income
Class I	$0.060368
Class II	$0.060368
Class III	$0.060368

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	47

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Global Opportunities V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock Global Opportunities V.I. Fund

Investment Objective

BlackRock Global Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

On March 27, 2017, the Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) approved a proposal to close the Fund to new investors and thereafter to liquidate the Fund. Effective May 30, 2017, the Fund no longer accepts purchase orders from new investors. The liquidation is expected to occur on or about October 31, 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund outperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

•

Positive stock selection in the information technology (“IT”) sector drove relative gains for the period. Highlights included the Fund’s position in Alibaba Group Holding Ltd., the Chinese e-commerce conglomerate, after the company reported strong financial results driven by its data monetization strategy. Positive stock selection within the financials sector also contributed to performance, in particular the Fund’s overweight position in Federal Bank Ltd., an Indian retail bank, which benefited from an earnings report that exceeded forecasts.

•

Conversely, stock selection within the industrials and consumer discretionary sectors detracted from returns. Within industrials, the Fund’s position in Acuity Brands, Inc., a manufacturer of energy-efficient lighting solutions, led detractors due to a weak earnings report. The company’s management has continued to cite the negative impact of macroeconomic uncertainty stemming from the U.S. election result on its business. Unfavorable stock selection in the consumer discretionary sector was driven by the Fund’s position in Jasper Infotech Private Ltd., a private Indian e-commerce company, as the company’s valuation was negatively impacted by a more competitive business environment and challenged funding terms.

Describe recent portfolio activity.

•

The most significant additions to the portfolio were made within the IT and financials sectors. The additions were funded by reductions to the consumer discretionary and materials sectors. These sector decisions resulted in additional exposure to emerging markets, with reduced exposure to North America, Europe and the Pacific Basin.

Describe portfolio positioning at period end.

•

The Fund’s largest active positions were in the IT, materials and financials sectors, and its largest underweights were in the consumer staples and industrials sectors. Regionally, the Fund was most overweight the emerging markets, with underweights to North America and the Pacific Basin.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Net Assets
United States	50%
China	9
United Kingdom	5
Japan	5
India	4
Italy	3
France	3
Switzerland	2
South Korea	2
Taiwan	2
Other[1]	13
Short-Term Securities	8
Liabilities in Excess of Other Assets	(6)

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock Global Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal conditions, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	13.69%	19.94%	10.31%	3.49%
Class III[4]	13.56	19.63	10.04	3.24	[6]
MSCI All Country World Index	11.48	18.78	10.54	3.71

[4]

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,136.90	$5.14	$1,000.00	$1,019.98	$4.86	0.97%
Class III	$1,000.00	$1,135.60	$6.46	$1,000.00	$1,018.74	$6.11	1.22%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

Disclosure of Expenses	BlackRock Global Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Global Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.0%
Ensogo Ltd. (a)(b)	18,821	$—
Belgium — 1.0%
Anheuser-Busch InBev SA	3,796	419,263
Brazil — 0.4%
Embraer SA — ADR	8,700	158,601
Canada — 1.0%
Encana Corp.	15,280	134,442
Potash Corp. of Saskatchewan, Inc.	18,330	298,779

		433,221
China — 8.9%
AIA Group Ltd.	47,489	347,447
Alibaba Group Holding Ltd. — ADR (a)(c)	8,191	1,154,112
Anhui Conch Cement Co. Ltd., H Shares (c)	87,000	302,355
Baidu, Inc. — ADR (a)	2,550	456,093
China Construction Bank Corp., H Shares	302,000	234,849
Ping An Insurance Group Co. of China Ltd., H Shares	110,000	724,614
Weibo Corp. — ADR (a)	3,230	214,698
Weichai Power Co. Ltd., H Shares	332,000	290,133

		3,724,301
France — 2.5%
AXA SA	13,850	379,260
Iliad SA	1,540	363,946
Renault SA	3,380	305,807

		1,049,013
Germany — 1.5%
KION Group AG	3,620	276,904
thyssenKrupp AG	11,800	336,300

		613,204
Hong Kong — 1.3%
Melco Resorts & Entertainment Ltd. — ADR	25,050	562,373
India — 3.5%
Bharti Infratel Ltd.	51,353	297,476
Delta Corp. Ltd.	32,597	78,143
Dish TV India Ltd. (a)	85,834	106,277
Federal Bank Ltd.	102,160	178,112
HDFC Bank Ltd.	11,199	288,112
ICICI Bank Ltd.	98,450	443,187
Srei Infrastructure Finance Ltd.	46,423	83,156

		1,474,463
Indonesia — 1.1%
Bank Negara Indonesia Persero Tbk PT	497,700	244,718
Matahari Department Store Tbk PT	205,489	218,532

		463,250

Common Stocks	Shares	Value
Ireland — 0.9%
Medtronic PLC	4,153	$368,579
Italy — 3.1%
Azimut Holding SpA	16,750	336,975
Eni SpA	17,025	255,850
UniCredit SpA (a)	36,900	691,185

		1,284,010
Japan — 4.8%
Alps Electric Co. Ltd.	6,718	195,147
FANUC Corp.	1,364	263,996
Nintendo Co. Ltd.	1,037	347,179
Nippon Yusen KK (a)	90,000	168,254
SMC Corp.	1,100	336,262
SoftBank Group Corp.	3,635	295,490
Sumitomo Mitsui Financial Group, Inc.	10,381	405,321

		2,011,649
Mexico — 0.7%
Fomento Economico Mexicano SAB de CV — ADR	2,899	285,088
Netherlands — 1.2%
Euronext NV (d)	4,430	230,072
Koninklijke Philips NV (c)	7,488	266,563

		496,635
New Zealand — 0.4%
Xero Ltd. (a)	8,934	165,006
Norway — 0.9%
Statoil ASA	22,322	370,146
Peru — 1.1%
Credicorp Ltd.	2,550	457,445
Portugal — 0.9%
Galp Energia SGPS SA	25,116	380,603
South Africa — 1.2%
Naspers Ltd., N Shares	2,656	523,054
South Korea — 2.1%
Amorepacific Corp.	750	199,190
LG Chem Ltd.	1,510	384,255
Samsung SDI Co. Ltd.	1,890	283,733

		867,178
Spain — 0.9%
Cellnex Telecom SAU (d)	17,906	370,055
Switzerland — 2.2%
Nestle SA, Registered Shares	5,701	497,228
UBS Group AG, Registered Shares (a)	23,815	404,995

		902,223

Portfolio Abbreviations
ADR	American Depositary Receipts	GBP	British Pound	RUB	Russian Ruble
AUD	Australian Dollar	NOK	Norwegian Krone	SEK	Swedish Krona
CAD	Canadian Dollar	NZD	New Zealand Dollar	SGD	Singapore Dollar
CHF	Swiss Franc	PCL	Public Company Limited	USD	U.S. Dollar
DKK	Danish Krone	REIT	Real Estate Investment Trust	ZAR	South African Rand
EUR	Euro

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Common Stocks	Shares	Value
Taiwan — 2.0%
Catcher Technology Co. Ltd.	40,000	$476,737
Taiwan Semiconductor Manufacturing Co. Ltd.	55,577	379,714

		856,451
Thailand — 0.4%
True Corp. PCL (a)	1,025,700	187,026
United Kingdom — 4.9%
AstraZeneca PLC	2,990	200,282
Babcock International Group PLC	17,900	205,269
CNH Industrial NV	31,980	362,678
GlaxoSmithKline PLC	9,630	204,997
Imperial Brands PLC	7,593	341,209
Metro Bank PLC (a)(c)	4,759	222,438
Unilever PLC	9,722	526,136

		2,063,009
United States — 47.6%
Adobe Systems, Inc. (a)	3,324	470,147
Allergan PLC	850	206,627
Alphabet, Inc., Class C (a)	1,570	1,426,706
Amazon.com, Inc. (a)	582	563,376
American International Group, Inc.	9,150	572,058
Amgen, Inc.	1,290	222,177
Apple Inc.	6,066	873,625
Assured Guaranty Ltd.	5,083	212,164
Biogen, Inc. (a)	590	160,102
Boston Scientific Corp. (a)	12,220	338,738
Calpine Corp. (a)(c)	18,290	247,464
Celgene Corp. (a)	3,430	445,454
Centene Corp. (a)	3,300	263,604
Cigna Corp.	1,470	246,063
Comcast Corp., Class A	5,152	200,516
Concho Resources, Inc. (a)	2,264	275,144
Crown Holdings, Inc. (a)	4,143	247,171
DaVita, Inc. (a)	4,530	293,363
Delphi Automotive PLC	3,725	326,496
Dover Corp.	2,700	216,594
Duke Energy Corp.	3,670	306,775
E*TRADE Financial Corp. (a)	8,650	328,959
Eastman Chemical Co.	3,424	287,582
Eli Lilly & Co.	3,830	315,209
EOG Resources, Inc.	4,328	391,771
Facebook, Inc., Class A (a)	3,400	513,332
Humana, Inc.	1,510	363,336
Intercontinental Exchange, Inc.	3,220	212,262
Johnson Controls International PLC	10,163	440,668
Kellogg Co.	4,100	284,786
Kennedy-Wilson Holdings, Inc. (c)	10,885	207,359
Lam Research Corp.	1,740	246,088
Lowe’s Cos., Inc.	3,412	264,532
Mastercard, Inc., Class A	4,470	542,881
Merck & Co., Inc.	4,591	294,237
Mondelez International, Inc., Class A	5,752	248,429
Mosaic Co.	14,984	342,085
Newell Brands, Inc. (c)	7,220	387,136
PayPal Holdings, Inc. (a)	9,610	515,769
Pfizer, Inc.	11,970	402,072
Pioneer Natural Resources Co.	1,658	264,584
Platform Specialty Products Corp. (a)(c)	15,913	201,777
PPL Corp.	5,339	206,406
RSP Permian, Inc. (a)(c)	4,610	148,765
salesforce.com, Inc. (a)	4,740	410,484
ServiceMaster Global Holdings, Inc. (a)	6,722	263,435
Skyworks Solutions, Inc.	2,060	197,657
Snap, Inc., Class A (a)(c)	7,235	128,566
Starbucks Corp.	5,264	306,944

Common Stocks	Shares	Value
United States (continued)
Strategic Growth Bancorp (Acquired 3/10/14, cost $247,382) (a)(b)(e)	5,449	$190,497
Summit Materials, Inc., Class A (a)	8,650	249,725
SVB Financial Group (a)	1,510	265,443
Union Pacific Corp.	2,391	260,404
UnitedHealth Group, Inc.	1,393	258,290
VEREIT, Inc.	23,090	187,953
Walt Disney Co.	3,365	357,531
Weatherford International PLC (a)(c)	38,700	149,769
Wells Fargo & Co.	10,990	608,956
WestRock Co.	3,960	224,374
Wynn Resorts Ltd. (c)	2,350	315,182

		19,899,599
Total Common Stocks — 96.5%		40,385,445

Preferred Stocks
India — 0.1%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $85,441) (a)(b)(e)	12	41,653
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $33,723) (a)(b)(e)	4	16,972

		58,625
United States — 1.9%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $138,814) (a)(b)(e)	22,645	181,386
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $172,691) (a)(b)(e)	11,132	599,792

		781,178
Total Preferred Stocks — 2.0%		839,803
Total Long-Term Investments (Cost — $34,249,453) — 98.5%		41,225,248

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (f)(g)	584,570	584,570
SL Liquidity Series, LLC, Money Market Series, 1.27% (f)(g)(h)	2,721,875	2,722,148
Total Short-Term Securities (Cost — $3,306,980) — 7.9%		3,306,718
Total Investments (Cost — $37,556,433) — 106.4%		44,531,966
Liabilities in Excess of Other Assets — (6.4)%		(2,684,652)

Net Assets — 100.0%		$41,847,314

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	Security, or a portion of the security, is on loan.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $1,030,300 and an original cost of $678,051, which was 2.5% of its net assets.

(f)	During the period ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	705,384	(120,814)	584,570	$584,570	$2,893		—	—
SL Liquidity Series, LLC, Money Market Series	1,399,283	1,322,592	2,721,875	2,722,148	8,858	[1]	$4	$(179)
				$3,306,718	$11,751		$4	$(179)

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Current yield as of period end.
(h)	Security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,272,800	USD	956,538	HSBC Bank PLC	10/31/17	$ 20,200
CAD	977,000	USD	727,617	HSBC Bank PLC	10/31/17	27,112
CHF	326,200	USD	339,716	HSBC Bank PLC	10/31/17	3,283
DKK	113,700	USD	17,255	HSBC Bank PLC	10/31/17	335
DKK	1,537,300	USD	233,295	HSBC Bank PLC	10/31/17	4,527
GBP	11,000	USD	14,071	Goldman Sachs International	10/31/17	310
GBP	574,700	USD	735,142	Goldman Sachs International	10/31/17	16,240
SEK	3,354,100	USD	387,801	Bank of America N.A.	10/31/17	13,233
SEK	178,200	USD	20,603	HSBC Bank PLC	10/31/17	703
SGD	240,800	USD	174,235	HSBC Bank PLC	10/31/17	1,010
USD	181,952	ZAR	2,397,500	Bank of America N.A.	10/31/17	2,464
USD	48,470	ZAR	639,100	Goldman Sachs International	10/31/17	624

						90,041

RUB	9,230,900	USD	157,451	JPMorgan Chase Bank N.A.	10/31/17	(4,868)
USD	411,353	EUR	364,615	Goldman Sachs International	10/31/17	(7,907)
USD	25,931	EUR	22,985	Goldman Sachs International	10/31/17	(499)
USD	301,918	NOK	2,558,200	Bank of America N.A.	10/31/17	(5,244)
USD	128,921	NZD	179,185	Bank of America N.A.	10/31/17	(2,083)
USD	7,205	NZD	10,015	Standard Chartered Bank	10/31/17	(117)

						(20,718)
Net Unrealized Appreciation						$ 69,323

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Transactions in Options Written for the Period Ended June 30, 2017

	Calls			Puts
		Notional (000)
	Contracts	GBP	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of period	9	—	$ 2,311	22	$ 1,403
Options written	32	7	15,173	5	1,936
Options exercised	(8)	—	(2,154)	—	—
Options expired	(15)	(7)	(10,669)	(22)	(1,403)
Options closed	(18)	—	(4,661)	(5)	(1,936)
Outstanding options, end of period	—	—	—	—	—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$90,041	—	—	$90,041

Liabilities - Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$20,718	—	—	$20,718

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	—	—	—	$ (19,045)	—	—	$(19,045)
Options written	—	—	$15,170	—	—		15,170
	—	—	$15,170	$ (19,045)	—		$(3,875)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$133,027	—	—	$133,027
Options written	—	—	$ 58	—	—		58
Total	—	—	$ 58	$133,027	—	—	$133,085

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,308,365
Average amounts sold — in USD	$4,568,191
Options:
Average value of option contracts written	$3,692

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$90,041	$20,718

Total derivative assets and liabilities in the Statement of Assets and Liabilities	90,041	20,718

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$90,041	$20,718

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$15,697	$ (7,327)	—	—	$ 8,370
Goldman Sachs International	17,174	(8,406)	—	—	8,768
HSBC Bank PLC	57,170	—	—	—	57,170
Total	$90,041	$(15,733)	—	—	$74,308

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 7,327	$ (7,327)	—	—	—
Goldman Sachs International	8,406	(8,406)	—	—	—
JPMorgan Chase Bank N.A.	4,868	—	—	—	$4,868
Standard Chartered Bank	117	—	—	—	117
Total	$20,718	$(15,733)	—	—	$4,985

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	—	—	—
Belgium	—	$419,263	—	$419,263
Brazil	$158,601	—	—	158,601
Canada	433,221	—	—	433,221
China	1,824,903	1,899,398	—	3,724,301
France	—	1,049,013	—	1,049,013
Germany	—	613,204	—	613,204
Hong Kong	562,373	—	—	562,373
India	—	1,474,463	—	1,474,463
Indonesia	—	463,250	—	463,250
Ireland	368,579	—	—	368,579
Italy	—	1,284,010	—	1,284,010
Japan	—	2,011,649	—	2,011,649
Mexico	285,088	—	—	285,088
Netherlands	—	496,635	—	496,635
New Zealand	—	165,006	—	165,006
Norway	—	370,146	—	370,146
Peru	457,445	—	—	457,445
Portugal	—	380,603	—	380,603
South Africa	—	523,054	—	523,054
South Korea	—	867,178	—	867,178
Spain	—	370,055	—	370,055
Switzerland	—	902,223	—	902,223
Taiwan	—	856,451	—	856,451
Thailand	—	187,026	—	187,026
United Kingdom	—	2,063,009	—	2,063,009
United States	19,709,102	—	$190,497	19,899,599
Preferred Stocks:
India	—	—	58,625	58,625
United States	—	—	781,178	781,178
Short-Term Securities	584,570	—	—	584,570

Subtotal	$24,383,882	$16,395,636	$1,030,300	$41,809,818

Investments Valued at NAV[1]				2,722,148

Total Investments				$44,531,966

[1] As of June 30, 2017, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	—	$90,041	—	$90,041
Liabilities:
Foreign currency exchange contracts	—	(20,718)	—	(20,718)

Total	—	$69,323	—	$69,323

[2]

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Global Opportunities V.I. Fund

Transfers between Level 1 and Level 2 were as follows:
	Transfers into Level 1[1]	Transfers out of Level 1[2]	Transfers into Level 2[2]	Transfers out of Level 2[1]
Assets:
Long-Term Investments:
Belgium	—	$(235,022)	$235,022	—
Thailand	—	(729,903)	729,903	—

Total	—	$(964,925)	$964,925	—

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening balance, as of December 31, 2016	$200,290	$1,123,247	$1,323,537
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[1,2]	(9,793)	(283,444)	(293,237)
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of June 30, 2017	$190,497	$ 839,803	$1,030,300

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[2]	$ (9,793)	$ (283,444)	$ (293,237)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017 is generally due to investments no longer held or categorized as Level 3 at year end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$ 190,497	Market	Tangible Book Value Multiple[1]	1.75x	—
			Illiquidity Discount[2]	1.46%	—
Preferred Stocks[3]	839,803	Market	Revenue Growth Rate[1]	131.00%	—
			Revenue Multiple[1]	8.25x - 10.75x	8.83x
			Time to Exit[2]	1 year	—
			Volatility[1]	29.00%	—
Total	$1,030,300

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

[3]

For the six months ended June 30, 2017, the valuation technique for investments classified as preferred stocks with a total value of $58,625 changed to an Option Pricing Model (“OPM”). The investments were previously valued utilizing Probability-Weighted Expected Return Model (“PWERM”). The change was due to consideration of liquidation preferences and exit strategy.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Global Opportunities V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $2,639,748) (cost — $34,249,453)	$41,225,248
Investments at value — affiliated (cost — $3,306,980)	3,306,718
Cash	16,260
Foreign currency at value (cost — $6,481)	6,301
Receivables:
Securities lending income — affiliated	3,284
Capital shares sold	2,965
Dividends — affiliated	604
Dividends — unaffiliated	85,439
From the Manager	16,978
Unrealized appreciation on forward foreign currency exchange contracts	90,041
Prepaid expenses	104

Total assets	44,753,942

Liabilities
Cash collateral on securities loaned at value	2,722,252
Payables:
Capital shares redeemed	24,204
Distribution fees	865
Investment advisory fees	14,774
Deferred foreign capital gain tax	15,339
Officer’s and Directors’ fees	28
Other accrued expenses	108,109
Other affiliates	339
Unrealized depreciation on forward foreign currency exchange contracts	20,718

Total liabilities	2,906,628

Net Assets	$41,847,314

Net Assets Consist of
Paid-in capital	$33,627,537
Undistributed net investment income	199,621
Accumulated net realized gain	991,012
Net unrealized appreciation (depreciation)	7,029,144

Net Assets	$41,847,314

Net Asset Value
Class I — Based on net assets of $37,713,293 and 2,045,425 shares outstanding, 100 million shares authorized, $0.10 par value	$18.44

Class III — Based on net assets of $4,134,021 and 225,451 shares outstanding, 100 million shares authorized, $0.10 par value	$18.34

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Global Opportunities V.I. Fund

Investment Income
Dividends — unaffiliated	$414,685
Dividends — affiliated	2,893
Securities lending — affiliated — net	8,858
Foreign taxes withheld	(25,931)

Total investment income	400,505

Expenses
Investment advisory	154,558
Professional	48,171
Transfer agent	2,480
Transfer agent — class specific	41,854
Printing	13,692
Officer and Directors	9,658
Accounting services	7,749
Custodian	7,024
Distribution — class specific	5,380
Miscellaneous	11,330

Total expenses	301,896
Less:
Fees waived and/or reimbursed by the Manager	(54,692)
Transfer agent fees reimbursed — class specific	(41,854)

Total expenses after fees waived and reimbursed	205,350

Net investment income	195,155

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	1,004,701
Investments — affiliated	4
Forward foreign currency exchange contracts	(19,045)
Foreign currency transactions	217
Options written	15,170

1,001,047

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated[1]	3,985,254
Investments — affiliated	(179)
Forward foreign currency exchange contracts	133,027
Foreign currency translations	1,674
Options written	58

4,119,834

Net realized and unrealized gain	5,120,881

Net Increase in Net Assets Resulting from Operations	$5,316,036

1 Net of $15,339 foreign capital gain tax.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Statements of Changes in Net Assets	BlackRock Global Opportunities V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$195,155	$447,233
Net realized gain	1,001,047	618,110
Net change in unrealized appreciation (depreciation)	4,119,834	266,548

Net increase in net assets resulting from operations	5,316,036	1,331,891

Distributions to Shareholders[1]
From net investment income:
Class I	—	(628,394)
Class III	—	(62,238)
From net realized gain:
Class I	—	(135,347)
Class III	—	(15,821)

Decrease in net assets resulting from distributions to shareholders	—	(841,800)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(3,090,558)	(3,367,104)

Net Assets
Total increase (decrease) in net assets	2,225,478	(2,877,013)
Beginning of period	39,621,836	42,498,849

End of period	$41,847,314	$39,621,836

Undistributed net investment income, end of period	$199,621	$4,466

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights	BlackRock Global Opportunities V.I. Fund

	Class I
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$16.22	$16.00	$16.35	$17.98	$13.89	$12.26

Net investment income[1]	0.08	0.18	0.12	0.14	0.07	0.18
Net realized and unrealized gain (loss)	2.14	0.40	(0.07)	(0.81)	4.08	1.60

Net increase (decrease) from investment operations	2.22	0.58	0.05	(0.67)	4.15	1.78

Distributions:[2]
From net investment income	—	(0.30)	(0.17)	(0.20)	(0.06)	(0.15)
From net realized gain	—	(0.06)	(0.23)	(0.76)	—	—

Total distributions	—	(0.36)	(0.40)	(0.96)	(0.06)	(0.15)

Net asset value, end of period	$18.44	$16.22	$16.00	$16.35	$17.98	$13.89

Total Return[3]
Based on net asset value	13.69%[4]	3.59%[5]	0.28%	(3.74)%	29.87%[6]	14.53%

Ratios to Average Net Assets
Total expenses	1.44%[7]	1.42%	1.35%	1.33%	1.33%	1.19%

Total expenses after fees waived and reimbursed	0.97%[7]	0.97%	1.03%	1.12%	1.14%	1.06%

Net investment income	0.97%[7]	1.14%	0.72%	0.82%	0.44%	1.36%

Supplemental Data
Net assets, end of period (000)	$37,713	$35,524	$38,686	$44,136	$52,175	$43,102

Portfolio turnover rate	25%	65%	69%	87%	135%	139%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 3.27%.
[6]	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 29.72%.
[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Financial Highlights (concluded)	BlackRock Global Opportunities V.I. Fund

	Class III
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$16.15	$15.93	$16.29	$17.93	$13.86	$12.23

Net investment income[1]	0.06	0.14	0.08	0.06	0.03	0.14
Net realized and unrealized gain (loss)	2.13	0.40	(0.08)	(0.77)	4.06	1.60

Net increase (decrease) from investment operations	2.19	0.54	—	(0.71)	4.09	1.74

Distributions:[2]
From net investment income	—	(0.26)	(0.13)	(0.17)	(0.02)	(0.11)
From net realized gain	—	(0.06)	(0.23)	(0.76)	—	—

Total distributions	—	(0.32)	(0.36)	(0.93)	(0.02)	(0.11)

Net asset value, end of period	$18.34	$16.15	$15.93	$16.29	$17.93	$13.86

Total Return[3]
Based on net asset value	13.56%[4]	3.36%[5]	0.02%	(4.00)%	29.51%[6]	14.28%

Ratios to Average Net Assets
Total expenses	1.69%[7]	1.68%	1.63%	1.57%	1.58%	1.43%

Total expenses after fees waived and reimbursed	1.22%[7]	1.22%	1.27%	1.39%	1.39%	1.31%

Net investment income	0.73%[7]	0.89%	0.45%	0.32%	0.16%	1.09%

Supplemental Data
Net assets, end of period (000)	$4,134	$4,098	$3,813	$2,972	$1,404	$1,051

Portfolio turnover rate	25%	65%	69%	87%	135%	139%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 3.04%.
[6]	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 29.37%.
[7]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (Unaudited)	BlackRock Global Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Global Opportunities V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares also bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the
Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market,

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	19

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$ 610,654	$ (610,654)	—
Credit Suisse Securities (USA) LLC	263,894	(263,894)	—
Deutsche Bank Securities	355,747	(355,747)	—
Goldman Sachs & Co.	751,315	(751,315)	—
Morgan Stanley	208,520	(208,520)	—
State Street Bank & Trust Co.	449,618	(449,618)	—
Total	$2,639,748	$(2,639,748)	—

[1]

Cash collateral with a value of $2,722,252 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	21

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

With respect to the Fund, the Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2017, the class specific distribution fees borne directly by Class III is $5,380.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$37,365	$4,489	$41,854

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $345.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective May 1, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2017, there were no fees waived by the Manager.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $224 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I and Class III. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer agent fees reimbursed	$37,365	$4,489	$41,854

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.97%
Class III	1.22%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2017, the amount waived and/or reimbursed was $54,347.

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	23

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $2,212 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $9,912,753 and $12,684,117, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$37,626,508

Gross unrealized appreciation	$ 7,928,837
Gross unrealized depreciation	(1,023,379)

Net unrealized appreciation	$ 6,905,458

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	93,640	$1,623,073	89,720	$1,430,156
Shares issued in reinvestment of distributions	—	—	47,029	763,742
Shares redeemed	(238,531)	(4,195,246)	(364,840)	(5,759,871)

Net decrease	(144,891)	$(2,572,173)	(228,091)	$(3,565,973)

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	25

Notes to Financial Statements (concluded)	BlackRock Global Opportunities V.I. Fund

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class III
Shares sold	50,813	$889,179	95,967	$1,502,836
Shares issued in reinvestment of distributions	—	—	4,827	78,060
Shares redeemed	(79,108)	(1,407,564)	(86,426)	(1,382,027)

Net increase (decrease)	(28,295)	$(518,385)	14,368	$198,869

Total Net Decrease	(173,186)	$(3,090,558)	(213,723)	$(3,367,104)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Government Money Market V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Money Market Overview	BlackRock Government Money Market V.I. Fund

For the Six-Month Period Ended June 30, 2017

On the heels of a 0.25% rate hike at end of 2016, remarks from members of the Federal Open Market Committee (“FOMC”) during the first quarter of 2017 generally indicated an openness to the further removal of monetary accommodation. Indeed, after clearly telegraphing its intentions in the weeks immediately preceding the March 15, 2017 meeting, the FOMC delivered a 0.25% increase in the federal funds target range to 0.75% — 1.00%. The strength of the U.S. labor market and continued progress toward the FOMC’s inflation target of 2% were cited as factors contributing to the decision to continue along the path toward the normalization of interest rates. Specifically, the FOMC’s preferred measure of inflation — the core PCE index — increased 1.8% on an annual basis in February, while broader measures of inflation came in above 2% during the quarter.

More recently, while there has been moderate weakness in inflation, the FOMC stated that it believes this to be transitory and delivered a third consecutive quarterly 0.25% interest rate increase at the June 14, 2017 FOMC meeting. During this meeting, the FOMC also gave an update on its balance sheet normalization strategy, confirming that it would likely kick off “this year.” The amounts of Treasury and agency mortgage-backed securities that will not be reinvested will be relatively small at the outset. Similarly, the pace at which such securities will “roll off” of the balance sheet will be measured. While the FOMC appears committed to interest rate and balance sheet normalization, market participants appear less convinced about the outlook set forth by policy makers. Specifically, futures contracts for federal funds are priced in for less than two 0.25% rate hikes by the end of 2018, as compared with four increases stated in the FOMC’s Summary of Economic Projections.

During the first half of 2017, the credit curve inside of a year remained extremely tight with issuers being reluctant to increase issuance and demand in the short term credit markets continuing to exceed supply. Floating rate note issuance remained strong as demand has outpaced supply with investors preferring floating rate notes over fixed rate investments with the FOMC continuing to tighten monetary policy. The gradual removal of monetary accommodation translated into higher yields for taxable and municipal money market funds during the second quarter. On an average net yield basis, institutional prime money market funds are out-yielding institutional government money market funds by 28 basis points (0.28%) according to iMoneyNet as of June month-end.

We anticipate an additional 0.25% interest rate hike during the balance of 2017, along with the initiation of balance sheet “tapering;” however, the sequencing of such events is unclear. In our view, the path for interest rate hikes remains subject to inflation moving toward the FOMC’s 2% target later this year and financial conditions remaining accommodative. We also believe that the gradual pace of balance sheet normalization activity as laid out by the FOMC will not be disruptive to markets.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Fund Summary as of June 30, 2017	BlackRock Government Money Market V.I. Fund

Investment Objective

BlackRock Government Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

Current-Seven-Day Yields
	7-Day SEC Yields	7-Day Yields
Class I	0.72%	0.72%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains. Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Composition
Percent of Net Assets
U.S. Government Sponsored Agency Obligations	57%
Repurchase Agreements	36
U.S. Treasury Obligations	8
Liabilities in Excess of Other Assets	(1)

Total	100%

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, and (b) operating expenses, including investment advisory fees, service and distribution fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,002.30	$1.49	$1,000.00	$1,023.31	$1.51	0.30%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Government Money Market V.I. Fund
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Obligations	Par (000)	Value
Fannie Mae:
0.88%, 08/28/17	$775	$ 774,950
1.00%, 09/27/17	500	500,033
Fannie Mae Variable Rate Notes: (a)
1.23%, 07/20/17	2,500	2,499,994
1.18%, 08/16/17	2,000	1,999,976
1.09%, 10/05/17	1,500	1,499,941
Federal Farm Credit Bank Discount Notes: (b)
0.76%, 11/03/17	360	359,065
0.90%, 11/28/17	3,000	2,988,900
0.82%, 12/15/17	1,345	1,339,945
Federal Farm Credit Bank Variable Rate Notes: (a)
1.23%, 09/22/17	2,000	1,999,978
1.28%, 11/20/17	1,000	999,981
1.07%, 01/23/18	575	575,003
1.26%, 04/04/18	1,000	999,924
Federal Home Loan Bank:
0.84%, 09/08/17	2,310	2,309,530
0.88%, 03/19/18	1,000	998,389
Federal Home Loan Bank Discount Notes: (b)
0.85%, 07/14/17	1,255	1,254,676
0.63%, 07/19/17	3,000	2,998,153
0.95%, 07/26/17	560	559,661
0.97%, 07/28/17	870	869,413
0.64%, 08/01/17	1,920	1,919,010
0.94%, 08/09/17	4,770	4,764,383
0.68%, 08/22/17	960	959,093
0.68%, 08/25/17	910	909,096
0.90%, 08/28/17	1,010	1,008,594
0.70%, 08/30/17	2,000	1,997,761
0.89%, 09/06/17	1,220	1,218,039
0.92%, 09/20/17	1,500	1,496,981
1.05%, 09/20/17	1,600	1,596,331
1.05%, 09/25/17	2,000	1,995,100
1.04%, 09/27/17	1,500	1,496,277
1.04%, 11/08/17	2,500	2,490,764
1.00%, 12/04/17	500	497,861
1.00%, 12/05/17	2,000	1,991,389
1.14%, 12/29/17	1,000	994,332
Federal Home Loan Bank Variable Rate Notes: (a)
1.14%, 07/06/17	1,970	1,970,000
1.14%, 07/07/17	3,500	3,500,000

U.S. Government Sponsored Agency Obligations	Par (000)	Value
1.15%, 08/22/17	$800	$ 799,997
1.12%, 08/25/17	1,260	1,260,000
1.26%, 10/16/17	1,300	1,300,000
1.09%, 10/27/17	1,670	1,670,000
1.09%, 10/27/17	1,000	999,977
1.06%, 04/17/18	1,400	1,400,000
1.07%, 04/17/18	2,500	2,500,000
0.83%, 05/09/18	1,000	1,000,000
1.06%, 06/08/18	500	500,000
1.11%, 10/03/18	1,000	1,000,000
1.11%, 06/20/19	550	550,000
1.11%, 06/20/19	450	450,000
Freddie Mac:
0.75%, 07/14/17	500	500,018
1.00%, 09/29/17	1,070	1,070,694
Freddie Mac Discount Notes: (b)
0.80%, 08/02/17	1,330	1,329,113
0.83%, 08/03/17	2,535	2,533,188
Total U.S. Government Sponsored Agency Obligations — 57.3%		75,195,510

U.S. Treasury Obligations
U.S. Treasury Bills, 0.91%, 9/28/17 (b)	1,419	1,415,896
U.S. Treasury Notes:
0.88%, 10/15/17	1,600	1,600,618
1.17%, 10/31/17 (a)	1,274	1,273,474
0.75%, 2/28/18	1,955	1,952,953
1.14%, 1/31/19 (a)	3,775	3,775,000
Total U.S. Treasury Obligations — 7.6%		10,017,941

Total Repurchase Agreements — 35.7%		46,800,000
Total Investments (Cost — $132,013,451*) — 100.6%		132,013,451
Liabilities in Excess of Other Assets — (0.6)%		(790,397)

Net Assets — 100.0%		$131,223,054

Notes to Schedule of Investments

*	Cost for U.S. federal income tax purposes.

(a)	Variable rate security. Rate as of period end.

(b)	Rates are discount rates or a range of discount rates at the time of purchase.

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Government Money Market V.I. Fund

Repurchase Agreements

Repurchase Agreements							Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including Interest	Position	Original Par	Position received, at Value
Bank of Montreal	1.07%	6/30/17	7/03/17	$4,000	$4,000	$4,000,357	U.S. government sponsored agency obligations and U.S. Treasury obligations, 0.13% to 6.13% due from 9/30/21 to 3/01/47	$4,184,051	$4,109,997
BNP Paribas Securities Corp.
	1.10%	6/30/17	7/03/17	6,300	6,300	6,300,578	U.S. Treasury obligations, 0.00% to 3.63% due from 5/15/21 to 11/15/45	5,462,206	6,426,088
	1.08%(a)	6/15/17	7/14/17	1,500	1,500	1,501,305	U.S. Treasury obligations, 0.00% to 6.13% due from 7/13/17 to 8/15/46	1,716,475	1,530,053

Total BNP Paribas Securities Corp.					$7,800				$7,956,141
Goldman Sachs & Co.	1.12%	6/29/17	7/06/17	2,000	2,000	2,000,436	U.S. government sponsored agency obligation, 4.50% due at 4/20/47	1,857,340	2,040,000
J.P. Morgan Securities LLC
	1.12%	6/30/17	7/03/17	9,000	9,000	9,000,840	U.S. Treasury obligations, 0.88% to 1.63% due from 7/15/18 to 8/15/22	9,218,700	9,181,107
	1.39%(a)	6/30/17	8/04/17	3,500	3,500	3,504,730	U.S. government sponsored agency obligations, 4.50% to 6.50% due from 8/01/34 to 5/25/39	412,486,286	4,001,759

Total J.P. Morgan Securities LLC					$ 12,500				$13,182,866
Merrill Lynch, Pierce, Fenner & Smith Inc.	1.16%	6/29/17	7/06/17	2,000	2,000	2,000,451	U.S. government sponsored agency obligation, 4.00% due at 7/25/53	2,023,870	2,140,001
Mizuho Securities USA, Inc.	1.16%	6/30/17	7/03/17	4,000	4,000	4,000,387	U.S. government sponsored agency obligations, 0.00% to 1.39% due from 1/14/19 to 8/20/19	4,062,000	4,080,852

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments (concluded)	BlackRock Government Money Market V.I. Fund

Repurchase Agreements							Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including Interest	Position	Original Par	Position received, at Value
RBC Capital Markets, LLC	1.07%	6/30/17	7/03/17	$8,000	$8,000	$8,000,713	U.S. government sponsored agency obligations, 3.00% to 5.44% due from 1/25/29 to 6/01/47	$221,227,065	$8,502,510
Societe Generale	1.10%	6/30/17	7/03/17	4,000	4,000	4,000,367	U.S. Treasury obligation, 3.75% due at 11/15/43	3,442,200	4,080,100
Wells Fargo Securities LLC
	1.06%	6/28/17	7/05/17	1,500	1,500	1,500,309	U.S. government sponsored agency obligation, 4.00% due at 3/01/47	1,487,788	1,545,001
	1.10%	6/30/17	7/07/17	1,000	1,000	1,000,214	U.S. government sponsored agency obligation, 3.50% due at 6/01/32	990,556	1,030,001

Total Wells Fargo Securities LLC					$2,500				$2,575,002
Total					$46,800				$48,667,469

(a) Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$132,013,451	—	$132,013,451
[1] See above Schedule of Investments for values in each security type.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Government Money Market V.I. Fund

Assets
Investments at value — unaffiliated (cost — $85,213,451)	$85,213,451
Repurchase agreements at value (cost — $46,800,000)	46,800,000
Cash	205,611
Receivables:
Capital shares sold	13,894
Interest — unaffiliated	57,494
From the Manager	25,082
Prepaid expenses	423

Total assets	132,315,955

Liabilities
Payables:
Investments purchased	1,000,000
Capital shares redeemed	22,625
Investment advisory fees	18,929
Officer’s and Directors’ fees	608
Other accrued expenses	49,430
Other affiliates	1,309

Total liabilities	1,092,901

Net Assets	$131,223,054

Net Assets Consist of
Paid-in capital	$131,222,708
Accumulated net realized gain	346

Net Assets	$131,223,054

Net Asset Value
Class I — Based on net assets of $131,223,054 and 131,226,848 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Government Money Market V.I. Fund

Investment Income
Interest — unaffiliated	$563,754

Expenses
Investment advisory	371,544
Transfer agent	2,480
Transfer agent — Class I	77,794
Professional	30,236
Printing	19,262
Custodian	15,215
Officer and Directors	10,473
Accounting services	2,585
Miscellaneous	3,707

Total expenses	533,296
Less:
Fees waived by the Manager	(232,504)
Transfer agent fees reimbursed	(77,789)

Total expenses after fees waived and/or reimbursed	223,003

Net investment income	340,751

Realized Gain
Net realized gain from investments	197

Net Increase in Net Assets Resulting from Operations	$340,948

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statements of Changes in Net Assets	BlackRock Government Money Market V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$340,751	$198,934
Net realized gain	197	279

Net increase in net assets resulting from operations	340,948	199,213

Distributions to Shareholders[1]
From net investment income	(340,751)	(198,934)
From net realized gain	—	(1,077)

Decrease in net assets resulting from distributions to shareholders	(340,751)	(200,011)

Capital Share Transactions
Net proceeds from sales of shares	45,336,008	85,450,151
Reinvestment of distributions	343,842	202,247
Cost of shares redeemed	(65,979,839)	(86,246,950)

Net decrease in net assets derived from capital share transactions	(20,299,989)	(594,552)

Net Assets
Total decrease in net assets	(20,299,792)	(595,350)
Beginning of period	151,522,846	152,118,196

End of period	$131,223,054	$151,522,846

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Financial Highlights	BlackRock Government Money Market V.I. Fund

	Class I
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$ 1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0023	0.0013	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0000 [1]	0.0001	0.0001	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0023	0.0013	0.0001	0.0001	0.0000	0.0000

Distributions:[2]
From net investment income	(0.0023)	(0.0013)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gains	—	(0.0000)[3]	(0.0001)	(0.0001)	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0023)	(0.0013)	(0.0001)	(0.0001)	(0.0000)	(0.0000)

Net asset value, end of period	$ 1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.23%[5]	0.13%	0.01%	0.01%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.72%[6]	0.62%	0.61%	0.61%	0.63%	0.61%

Total expenses after fees waived and/or reimbursed	0.30%[6]	0.30%	0.18%	0.17%	0.20%	0.25%

Net investment income	0.46%[6]	0.13%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of period (000)	$131,223	$151,523	$152,118	$228,241	$179,570	$198,888

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (Unaudited)	BlackRock Government Money Market V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Government Money Market Fund V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Notes to Financial Statements (continued)	BlackRock Government Money Market V.I. Fund

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.500%
$1 Billion - $2 Billion	0.450%
$2 Billion - $3 Billion	0.400%
$3 Billion - $4 Billion	0.375%
$4 Billion - $7 Billion	0.350%

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Government Money Market V.I. Fund

Average Daily Net Assets	Investment Advisory Fees
$7 Billion - $10 Billion	0.325%
$10 Billion - $15 Billion	0.300%
Greater than $15 Billion	0.290%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive a portion of the investment advisory fees to enable the Fund to maintain minimum levels of daily net investment income. The Manager may discontinue this waiver and/or reimbursement at any time without notice. For the six months ended June 30, 2017, there were no fees waived and/or reimbursed by the Manager. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $875 for certain accounting services, which is included in accounting services in the Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”), to 0.30% of average daily net assets of Class I. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, the Manager waived $232,504 and reimbursed $77,789, which is shown as fees waived by the Manager and Transfer agent fees reimbursed, respectively, in the Statement of Operations.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Notes to Financial Statements (concluded)	BlackRock Government Money Market V.I. Fund

of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

8. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock High Yield V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock High Yield V.I. Fund

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

High yield bonds delivered a strong gain in the first half of the year, as an improvement in global growth supported credit conditions and boosted investor sentiment. The Fund, while producing a positive return, finished short of its benchmark. Security selection in the electric utilities sector, where the Fund was hurt by being underweight in Dynegy, Inc., was the largest detractor from performance. Selection in retail, where the Fund was overweight in Rite Aid Corp., and the automotive industry, where it was underweight in ZF North America, Inc., also detracted. The largest contributions came from security selection in the gaming, technology and wireless sectors, led by overweight positions in Amaya, Inc., BMC Software, Inc. and Sprint Corp., respectively.

Describe recent portfolio activity.

•	The Fund increased its exposure to the technology, healthcare and cable & satellite sectors. In technology, the investment adviser was particularly focused on software companies.

•

The Fund reduced exposure to the midstream energy, retailers, and media & entertainment sectors. Although the Fund began the year with an overweight position in energy, it moved to an underweight by the end of the first quarter. The Fund remained underweight at the close of the period, particularly within the oil field services subsector, but it retained positions in certain higher-quality issuers.

Describe portfolio positioning at period end.

•

The Fund’s general investment themes and core positions reflected the investment adviser’s views regarding issuer cash flows, firm or industry catalysts, and idiosyncratic factors. The portfolio’s leading issuer overweights included Next Luxembourg SCSp, Freeport-McMoRan, Inc. and Clear Channel Worldwide Holdings, Inc.

•

Relative to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund was underweight in BB rated credits (which are more interest-rate sensitive), overweight in single B issuers and moderately overweight in bonds rated CCC and below. The Fund remained underweight in the distressed part of the spectrum, focusing instead on select CCC-rated issues with improving credit positions and/or attractive yields.

•

In addition to bonds, the investment adviser sought opportunities in equity and equity-like instruments, such as preferred stocks and convertible bonds, to enhance the Fund’s total return profile. The Fund implements a strategy to mitigate risk on a tactical basis when market conditions warrant.

•

The Fund maintained a strategic allocation to bank loans, which have little duration risk and, as senior secured instruments, help offset the portfolio’s underweight in BB-rated bonds. (Duration is a measure of interest rate sensitivity.) The Fund had a slightly short duration relative to the benchmark, but this is not a core aspect of its strategy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Credit Quality Allocations[1]	Percent of Total Investments[2]
BBB/Baa	5%
BB/Ba	38
B	43
CCC/Caa	11
N/R	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock High Yield V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to February 15, 2012, the recommencement of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]

The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”.

[3]

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended June 30, 2017

				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I4	5.05%	4.95%	4.69%	11.70%	6.72%	6.84%
Class III[4]	4.81	4.70	4.42	11.28	6.44	6.56	[7]
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	4.92	12.69	6.90	7.76

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,046.90	$3.35	$1,000.00	$1,021.52	$3.31	0.66%
Class III	$1,000.00	$1,044.20	$4.56	$1,000.00	$1,020.33	$4.51	0.90%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

Disclosure of Expenses	BlackRock High Yield V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks		Shares		Value
Chemicals — 0.0%
Advanced Emissions Solutions, Inc.		1,644		$15,059
Consumer Finance — 0.0%
Ally Financial, Inc.		—	(a)	10
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (b)		13,812		92,540
Hotels, Restaurants & Leisure — 0.2%
Amaya, Inc. (b)		30,619		547,307
Amaya, Inc. (b)		9,024		161,302

				708,609
Media — 0.1%
Altice USA, Inc., Class A (b)		8,631		278,781
Metals & Mining — 0.0%
Teck Resources Ltd., Class B		8,400		145,572
Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc. (b)		11,157		676,337
Total Common Stocks — 0.5%				1,916,908

Corporate Bonds		Par (000)
Aerospace & Defense — 2.2%
Arconic, Inc.:
6.15%, 8/15/20	USD	535		575,794
5.13%, 10/01/24		1,022		1,060,325
5.90%, 2/01/27		129		138,836
5.95%, 2/01/37		128		128,960
Bombardier, Inc.:
8.75%, 12/01/21 (c)		1,172		1,300,920
6.00%, 10/15/22 (c)		695		695,000
6.13%, 1/15/23 (c)		122		122,305
7.50%, 3/15/25 (c)		399		413,963
Engility Corp., 8.88%, 9/01/24		287		311,754
KLX, Inc., 5.88%, 12/01/22 (c)		1,084		1,138,200
Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19		111		112,943
TransDigm, Inc.:
6.00%, 7/15/22		866		891,980
6.50%, 7/15/24		1,237		1,277,203
6.50%, 5/15/25		180		183,150
6.38%, 6/15/26		127		128,905

				8,480,238
Air Freight & Logistics — 0.3%
CEVA Group PLC, 7.00%, 3/01/21 (c)		80		74,400
XPO Logistics, Inc.:
6.50%, 6/15/22 (c)		691		725,550
6.13%, 9/01/23 (c)		469		488,346

				1,288,296

Corporate Bonds		Par (000)	Value
Airlines — 0.2%
Air Medical Group Holdings, Inc., 6.38%, 5/15/23 (c)	USD	147	$139,283
American Airlines Group, Inc., 5.50%, 10/01/19 (c)		30	31,593
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		365	374,125
Virgin Australia Pass-Through Trust, Series 2013-1C, 7.13%, 10/23/18 (c)		153	156,404

			701,405
Auto Components — 0.8%
Goodyear Tire & Rubber Co., 5.00%, 5/31/26		68	70,380
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19		475	479,750
5.88%, 2/01/22		685	701,269
6.25%, 2/01/22		319	332,557
6.75%, 2/01/24		671	699,585
IHO Verwaltungs GmbH:
4.13%, 9/15/21 (c)(d)		201	204,769
4.50%, 9/15/23 (c)(d)		215	218,225
4.75%, 9/15/26 (c)(d)		300	303,375
ZF North America Capital, Inc., 4.75%, 4/29/25 (c)		150	158,250

			3,168,160
Automobiles — 0.0%
Jaguar Land Rover Automotive PLC, 5.63%, 2/01/23 (c)		150	156,000
Banks — 0.4%
Banco Espirito Santo SA:
2.63%, 5/08/17 (b)(e)	EUR	100	34,264
4.75%, 1/15/18 (b)(e)		100	34,264
4.00%, 1/21/19 (b)(e)		100	34,264
CIT Group, Inc., 5.00%, 8/01/23	USD	1,256	1,353,340

			1,456,132
Building Products — 0.6%
CPG Merger Sub LLC, 8.00%, 10/01/21 (c)		640	667,200
Masonite International Corp., 5.63%, 3/15/23 (c)		351	366,795
Ply Gem Industries, Inc., 6.50%, 2/01/22		284	297,467
Standard Industries, Inc.:
5.50%, 2/15/23 (c)		10	10,550
5.38%, 11/15/24 (c)		205	216,019
6.00%, 10/15/25 (c)		352	376,640
USG Corp.:
5.50%, 3/01/25 (c)		55	58,437
4.88%, 6/01/27 (c)		239	245,871

			2,238,979
Capital Markets — 0.0%
LPL Holdings, Inc., 5.75%, 9/15/25 (c)		70	72,800

Portfolio Abbreviations
AKA	Also Known As	FKA	Formerly Known As	REIT	Real Estate Investment Trust
CAD	Canadian Dollar	GBP	British Pound	S&P	Standard & Poor’s
DAC	Designated Activity Company	OTC	Over-the-counter	USD	U.S. Dollar
EUR	Euro	PIK	Payment-in-kind

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Chemicals — 2.3%
Axalta Coating Systems LLC, 4.88%, 8/15/24 (c)	USD	253	$261,223
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		239	289,190
10.00%, 10/15/25		175	215,687
CF Industries, Inc.:
7.13%, 5/01/20		150	165,750
5.15%, 3/15/34		105	97,125
4.95%, 6/01/43		114	97,755
Chemours Co.:
6.63%, 5/15/23		280	296,100
7.00%, 5/15/25		108	117,720
5.38%, 5/15/27		293	302,490
Hexion, Inc., 10.38%, 2/01/22 (c)		222	219,780
Huntsman International LLC:
4.88%, 11/15/20		341	358,903
5.13%, 11/15/22		410	438,700
Koppers, Inc., 6.00%, 2/15/25 (c)		278	295,375
Momentive Performance Materials, Inc.:
3.88%, 10/24/21		1,330	1,320,025
Escrow, 8.88%, 10/15/20 (b)(e)(f)		334	—	(g)
Platform Specialty Products Corp.:
10.38%, 5/01/21 (c)		52	57,525
6.50%, 2/01/22 (c)		2,788	2,878,610
PQ Corp., 6.75%, 11/15/22 (c)		439	471,925
Tronox Finance LLC:
6.38%, 8/15/20		257	257,643
7.50%, 3/15/22 (c)		79	81,370
WR Grace & Co-Conn, 5.13%, 10/01/21 (c)		381	408,623

			8,631,519
Commercial Services & Supplies — 2.4%
ACCO Brands Corp., 5.25%, 12/15/24 (c)		108	112,185
Acosta, Inc., 7.75%, 10/01/22 (c)		317	240,127
ADT Corp.:
3.50%, 7/15/22		208	201,178
4.13%, 6/15/23		1,354	1,342,153
4.88%, 7/15/32 (c)		480	420,000
Advanced Disposal Services, Inc., 5.63%, 11/15/24 (c)		257	264,710
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (c)		398	420,387
Covanta Holding Corp., 5.88%, 7/01/25		262	254,140
GW Honos Security Corp., 8.75%, 5/15/25 (c)		108	112,995
KAR Auction Services, Inc., 5.13%, 6/01/25 (c)		497	506,319
Mobile Mini, Inc., 5.88%, 7/01/24		735	762,563
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (c)		2,489	2,704,697
Ritchie Bros. Auctioneers, Inc., 5.38%, 1/15/25 (c)		174	181,395
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 6/01/25 (c)		233	238,243
Tervita Escrow Corp., 7.63%, 12/01/21 (c)		460	463,450
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (c)		794	822,425

			9,046,967
Communications Equipment — 1.1%
CommScope Technologies LLC:
6.00%, 6/15/25 (c)		2	2,135
5.00%, 3/15/27 (c)		1,385	1,381,537
CommScope, Inc., 5.00%, 6/15/21 (c)		165	168,713
Hughes Satellite Systems Corp.:
7.63%, 6/15/21		162	184,073
5.25%, 8/01/26		614	641,630
6.63%, 8/01/26		312	335,400

Corporate Bonds		Par (000)	Value
Communications Equipment (continued)
Nokia OYJ:
3.38%, 6/12/22	USD	133	$134,011
4.38%, 6/12/27		187	190,390
6.63%, 5/15/39		373	429,416
Riverbed Technology, Inc., 8.88%, 3/01/23 (c)		638	648,367

			4,115,672
Construction & Engineering — 0.3%
AECOM, 5.13%, 3/15/27		119	119,446
Brand Energy & Infrastructure Services, Inc., 8.50%, 7/15/25 (c)		741	766,935
Tutor Perini Corp., 6.88%, 5/01/25 (c)		173	182,083

			1,068,464
Construction Materials — 0.1%
New Enterprise Stone & Lime Co., Inc., 10.13%, 4/01/22 (c)		200	216,750
Consumer Finance — 1.5%
Ally Financial, Inc.:
5.13%, 9/30/24		912	962,087
4.63%, 3/30/25		25	25,605
8.00%, 11/01/31		1,750	2,143,750
DFC Finance Corp., 12.00% (12.00% Cash or 11.00% PIK), 6/16/20 (c)(d)		228	139,215
Navient Corp.:
6.63%, 7/26/21		397	427,271
6.50%, 6/15/22		39	41,340
5.50%, 1/25/23		825	838,406
7.25%, 9/25/23		94	101,285
6.13%, 3/25/24		41	42,230
5.88%, 10/25/24		122	124,172
6.75%, 6/25/25		208	214,371
5.63%, 8/01/33		100	83,530
OneMain Financial Holdings LLC:
6.75%, 12/15/19 (c)		181	190,050
7.25%, 12/15/21 (c)		167	175,893
Springleaf Finance Corp., 6.13%, 5/15/22		90	94,950

			5,604,155
Containers & Packaging — 2.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 6/30/21 (c)		730	755,550
4.25%, 9/15/22 (c)		296	303,844
4.63%, 5/15/23 (c)		374	383,197
7.25%, 5/15/24 (c)		1,622	1,774,063
6.00%, 2/15/25 (c)		767	805,350
4.75%, 7/15/27 (c)		100	130,050
Ball Corp., 5.00%, 3/15/22		279	297,833
BWAY Holding Co., 5.50%, 4/15/24 (c)		690	704,663
Flex Acquisition Co., Inc., 6.88%, 1/15/25 (c)		34	35,360
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		463	473,806
6.88%, 2/15/21		142	145,845
4.66%, 7/15/21 (c)(h)		661	671,741
5.13%, 7/15/23 (c)		1,122	1,165,477
7.00%, 7/15/24 (c)		1,066	1,143,514
Sealed Air Corp.:
4.88%, 12/01/22 (c)		574	611,310
6.88%, 7/15/33 (c)		31	35,650
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc., 6.38%, 5/01/22 (c)		689	720,005

			10,157,258

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Distributors — 0.1%
American Tire Distributors, Inc., 10.25%, 3/01/22 (c)	USD	337	$348,795
Diversified Consumer Services — 0.2%
Laureate Education, Inc., 8.25%, 5/01/25 (c)		319	342,127
Service Corp. International:
4.50%, 11/15/20		240	244,500
5.38%, 1/15/22		166	170,980
Sotheby’s, 5.25%, 10/01/22 (c)		166	169,735

			927,342
Diversified Financial Services — 2.9%
Alpha 3 BV/Alpha U.S. Bidco, Inc., 6.25%, 2/01/25 (c)		1,100	1,131,625
Alpine Finance Merger Sub LLC, 6.88%, 8/01/25 (c)		211	214,693
Altice Financing SA, 7.50%, 5/15/26 (c)		1,655	1,837,050
Altice U.S. Finance I Corp.:
5.38%, 7/15/23 (c)		1,131	1,176,947
5.50%, 5/15/26 (c)		454	476,700
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25 (c)		118	111,805
Eagle Holding Co. II LLC, 7.63% (7.63% Cash or 8.38% PIK), 5/15/22 (c)(d)		324	333,315
Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 7/15/23 (c)		320	316,000
FBM Finance, Inc., 8.25%, 8/15/21 (c)		355	380,294
Jefferies Finance LLC/JFIN Co-Issuer Corp.:
7.38%, 4/01/20 (c)		200	205,000
6.88%, 4/15/22 (c)		451	449,873
Nielsen Co. Luxembourg S.à r.l., 5.00%, 2/01/25 (c)		869	890,725
Veritas U.S., Inc./Veritas Bermuda Ltd.:
7.50%, 2/01/23 (c)		600	645,000
10.50%, 2/01/24 (c)		811	886,017
Virgin Media Finance PLC, 5.75%, 1/15/25 (c)		1,280	1,328,000
Virgin Media Secured Finance PLC:
5.25%, 1/15/26 (c)		530	551,629
5.50%, 8/15/26 (c)		200	209,500

			11,144,173
Diversified Telecommunication Services — 4.8%
CenturyLink, Inc.:
5.63%, 4/01/25		255	254,574
Series P, 7.60%, 9/15/39		21	19,530
Series S, 6.45%, 6/15/21		1,197	1,292,760
Series T, 5.80%, 3/15/22		71	73,840
Series U, 7.65%, 3/15/42		160	148,600
Series W, 6.75%, 12/01/23		374	402,753
Series Y, 7.50%, 4/01/24		18	19,710
Cincinnati Bell, Inc., 7.00%, 7/15/24 (c)		948	990,850
Columbus Cable Barbados Ltd., 7.38%, 3/30/21 (c)		370	392,663
Consolidated Communications, Inc., 6.50%, 10/01/22		133	132,335
Frontier Communications Corp.:
8.13%, 10/01/18		163	172,169
7.13%, 3/15/19		349	363,833
6.25%, 9/15/21		246	219,555
7.13%, 1/15/23		127	105,727
7.63%, 4/15/24		527	434,116
6.88%, 1/15/25		1,119	881,213
Intelsat Jackson Holdings SA:
7.25%, 4/01/19		478	478,119
7.25%, 10/15/20		451	426,195
5.50%, 8/01/23		443	366,583
9.75%, 7/15/25 (c)		490	489,387
Level 3 Financing, Inc.:
5.38%, 8/15/22		513	528,390

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (continued)
5.63%, 2/01/23	USD	245	$254,800
5.13%, 5/01/23		96	99,659
5.38%, 1/15/24		761	794,294
5.38%, 5/01/25		422	444,155
5.25%, 3/15/26		596	618,416
Qwest Corp., 6.75%, 12/01/21		160	176,762
SBA Communications Corp., 4.88%, 9/01/24 (c)		315	320,513
Telecom Italia Capital SA:
6.38%, 11/15/33		78	84,240
6.00%, 9/30/34		1,442	1,524,713
7.20%, 7/18/36		140	162,313
Telesat Canada/Telesat LLC, 8.88%, 11/15/24 (c)		522	585,945
Wind Acquisition Finance SA:
6.50%, 4/30/20 (c)		200	207,000
7.38%, 4/23/21 (c)		1,005	1,045,200
Xplornet Communications, Inc., 9.63% (9.63% Cash or 10.63% PIK), 6/01/22 (c)(d)		110	114,400
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23		1,843	1,939,757
5.75%, 1/15/27 (c)		920	962,550
Ziggo Bond Finance BV, 5.88%, 1/15/25 (c)		600	616,500

			18,144,119
Electrical Equipment — 0.7%
GrafTech International Ltd., 6.38%, 11/15/20		103	91,413
Sensata Technologies BV:
5.63%, 11/01/24 (c)		202	216,645
5.00%, 10/01/25 (c)		1,016	1,062,533
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (c)		500	545,000
Vertiv Group Corp., 9.25%, 10/15/24 (c)		854	922,320

			2,837,911
Electronic Equipment, Instruments & Components — 0.5%
Anixter, Inc., 5.63%, 5/01/19		55	57,887
CDW LLC/CDW Finance Corp.:
5.00%, 9/01/23		454	472,727
5.50%, 12/01/24		1,077	1,164,840
5.00%, 9/01/25		132	136,950

			1,832,404
Energy Equipment & Services — 1.5%
Ensco PLC:
4.50%, 10/01/24		183	140,910
5.20%, 3/15/25		45	36,563
Noble Holding International Ltd.:
4.63%, 3/01/21		12	9,810
7.75%, 1/15/24		328	259,530
Noble Holding U.S. LLC/Noble Drilling Services 6 LLC/Noble Drilling Holding LLC, 7.50%, 3/15/19		130	130,325
Parker Drilling Co., 7.50%, 8/01/20		247	213,655
Pioneer Energy Services Corp., 6.13%, 3/15/22		570	441,750
Precision Drilling Corp.:
6.63%, 11/15/20		39	37,990
6.50%, 12/15/21		65	63,619
7.75%, 12/15/23 (c)		110	109,450
5.25%, 11/15/24		168	146,580
Rowan Cos., Inc.:
4.88%, 6/01/22		90	83,475
7.38%, 6/15/25		765	713,363
SESI LLC:
6.38%, 5/01/19		105	103,687
7.13%, 12/15/21		110	104,775

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Energy Equipment & Services (continued)
Transocean, Inc.:
6.00%, 3/15/18	USD	101	$103,273
5.80%, 10/15/22		334	309,785
9.00%, 7/15/23 (c)		867	899,513
6.80%, 3/15/38		175	127,750
Weatherford International LLC, 6.80%, 6/15/37		107	91,485
Weatherford International Ltd.:
7.75%, 6/15/21		399	400,995
8.25%, 6/15/23		520	520,000
9.88%, 2/15/24 (c)		76	79,420
6.50%, 8/01/36		218	185,300
7.00%, 3/15/38		183	156,465
5.95%, 4/15/42		140	109,200

			5,578,668
Equity Real Estate Investment Trusts (REITs) — 1.5%
CyrusOne LP/CyrusOne Finance Corp.:
5.00%, 3/15/24 (c)		395	406,850
5.38%, 3/15/27 (c)		25	26,031
Equinix, Inc.:
5.38%, 4/01/23		70	72,713
5.88%, 1/15/26		635	692,347
ESH Hospitality, Inc., 5.25%, 5/01/25 (c)		142	147,147
GEO Group, Inc.:
5.88%, 1/15/22		70	72,800
5.13%, 4/01/23		278	279,390
5.88%, 10/15/24		220	227,150
6.00%, 4/15/26		208	215,800
GLP Capital LP/GLP Financing II, Inc., 5.38%, 4/15/26		93	101,583
Iron Mountain, Inc., 6.00%, 8/15/23		70	74,375
iStar, Inc., 6.00%, 4/01/22		113	115,825
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 5/01/24		1,227	1,337,430
4.50%, 9/01/26		852	857,325
Uniti Group, Inc./CSL Capital LLC:
6.00%, 4/15/23 (c)		40	41,625
8.25%, 10/15/23		800	824,000
7.13%, 12/15/24 (c)		134	133,038
Uniti Group, Inc./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.13%, 12/15/24 (c)		188	186,355

			5,811,784
Food & Staples Retailing — 0.2%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 6/15/24 (c)		163	161,777
5.75%, 3/15/25 (c)		152	141,360
Rite Aid Corp.:
6.75%, 6/15/21		145	148,915
6.13%, 4/01/23 (c)		206	202,266
7.70%, 2/15/27		269	271,690

			926,008
Food Products — 0.8%
B&G Foods, Inc., 5.25%, 4/01/25		968	987,360
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25 (c)		369	389,756
FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, 8/15/26 (c)		200	205,960
JBS USA LUX SA/JBS USA Finance, Inc.:
5.88%, 7/15/24 (c)		322	301,875
5.75%, 6/15/25 (c)		471	442,740
Post Holdings, Inc.:
5.50%, 3/01/25 (c)		92	94,875

Corporate Bonds		Par (000)	Value
Food Products (continued)
5.00%, 8/15/26 (c)	USD	560	$558,600
TreeHouse Foods, Inc., 6.00%, 2/15/24 (c)		21	22,365
WhiteWave Foods Co., 5.38%, 10/01/22		143	161,302

			3,164,833
Health Care Equipment & Supplies — 0.6%
Alere, Inc.:
6.50%, 6/15/20		318	322,770
6.38%, 7/01/23 (c)		98	105,227
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (c)		988	918,840
Hologic, Inc., 5.25%, 7/15/22 (c)		588	617,400
Teleflex, Inc., 4.88%, 6/01/26		273	279,143

			2,243,380
Health Care Providers & Services — 6.7%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		37	38,203
5.63%, 2/15/23		1,045	1,080,922
6.50%, 3/01/24		57	60,847
Centene Corp.:
5.63%, 2/15/21		330	344,025
4.75%, 5/15/22		448	467,600
6.13%, 2/15/24		73	78,926
4.75%, 1/15/25		450	462,375
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19		396	397,980
7.13%, 7/15/20		573	557,959
5.13%, 8/01/21		202	204,525
6.88%, 2/01/22		108	94,365
6.25%, 3/31/23		1,117	1,153,135
DaVita, Inc., 5.13%, 7/15/24		701	711,515
Envision Healthcare Corp.:
5.13%, 7/01/22 (c)		584	599,330
5.63%, 7/15/22		1,259	1,304,639
6.25%, 12/01/24 (c)		838	894,565
Fresenius Medical Care U.S. Finance II, Inc., 5.88%, 1/31/22 (c)		160	177,200
Fresenius U.S. Finance II, Inc., 4.50%, 1/15/23 (c)		127	133,350
HCA, Inc.:
6.50%, 2/15/20		294	320,827
7.50%, 2/15/22		289	332,711
5.88%, 3/15/22		380	421,325
4.75%, 5/01/23		130	137,475
5.00%, 3/15/24		1,533	1,623,064
5.38%, 2/01/25		1,132	1,194,034
5.25%, 4/15/25		575	618,125
5.88%, 2/15/26		430	464,400
5.25%, 6/15/26		779	840,151
4.50%, 2/15/27		297	305,539
5.50%, 6/15/47		1,203	1,245,105
Series 1, 5.88%, 5/01/23		921	1,002,739
HealthSouth Corp.:
5.13%, 3/15/23		300	309,000
5.75%, 11/01/24		445	456,681
5.75%, 9/15/25		75	78,937
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		444	446,220
MEDNAX, Inc., 5.25%, 12/01/23 (c)		346	356,380
Molina Healthcare, Inc., 4.88%, 6/15/25 (c)		134	135,005
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (c)		807	860,464
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (c)		581	623,123

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
Surgery Center Holdings, Inc.:
8.88%, 4/15/21 (c)	USD	71	$76,946
6.75%, 7/01/25 (c)		351	355,387
Team Health Holdings, Inc., 6.38%, 2/01/25 (c)		1,005	974,850
Tenet Healthcare Corp.:
6.25%, 11/01/18		69	72,795
6.75%, 2/01/20		85	88,400
6.00%, 10/01/20		172	184,255
7.50%, 1/01/22 (c)		184	199,603
8.13%, 4/01/22		1,186	1,258,643
6.75%, 6/15/23		640	640,000
4.63%, 7/15/24 (c)		103	103,129
THC Escrow Corp. III:
4.63%, 7/15/24 (c)		129	129,348
5.13%, 5/01/25 (c)		199	199,746
7.00%, 8/01/25 (c)		512	510,080
Vizient, Inc., 10.38%, 3/01/24 (c)		95	109,250
WellCare Health Plans, Inc., 5.25%, 4/01/25		106	111,035

			25,546,233
Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 3/01/25 (c)		218	222,360
Hotels, Restaurants & Leisure — 3.9%
Aramark Services, Inc.:
5.13%, 1/15/24		797	837,846
5.00%, 4/01/25 (c)		430	454,187
BC ULC/New Red Finance, Inc.:
6.00%, 4/01/22 (c)		692	717,085
4.25%, 5/15/24 (c)		1,028	1,021,513
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		1,206	1,242,180
Eldorado Resorts, Inc., 6.00%, 4/01/25 (c)		103	109,180
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24 (c)		113	114,554
Jacobs Entertainment, Inc., 7.88%, 2/01/24 (c)		106	115,010
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00%, 6/01/24 (c)		35	36,487
5.25%, 6/01/26 (c)		67	70,517
4.75%, 6/01/27 (c)		191	195,059
Melco Resorts Finance Ltd., 4.88%, 6/06/25 (c)		265	265,189
MGM Resorts International:
5.25%, 3/31/20		150	158,813
6.75%, 10/01/20		502	556,166
6.63%, 12/15/21		1,769	1,985,703
7.75%, 3/15/22		390	457,763
4.63%, 9/01/26		174	175,740
Scientific Games International, Inc.:
7.00%, 1/01/22 (c)		1,696	1,806,240
10.00%, 12/01/22		1,327	1,454,724
Six Flags Entertainment Corp.:
4.88%, 7/31/24 (c)		1,391	1,399,513
5.50%, 4/15/27 (c)		351	361,530
Station Casinos LLC, 7.50%, 3/01/21		557	579,280
Sterling Entertainment Enterprises LLC, 9.75%, 12/25/19 (c)(f)		475	470,250
Yum! Brands, Inc., 3.88%, 11/01/23		97	95,787

			14,680,316
Household Durables — 1.5%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21		109	113,087
AV Homes, Inc., 6.63%, 5/15/22 (c)		124	127,875

Corporate Bonds		Par (000)	Value
Household Durables (continued)
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (c)	USD	20	$20,650
CalAtlantic Group, Inc.:
6.63%, 5/01/20		255	282,413
8.38%, 1/15/21		453	535,673
5.38%, 10/01/22		20	21,550
5.25%, 6/01/26		170	176,375
Lennar Corp.:
4.75%, 4/01/21		51	54,060
4.13%, 1/15/22		494	510,673
4.75%, 11/15/22		720	765,000
4.88%, 12/15/23		450	478,406
Mattamy Group Corp., 6.88%, 12/15/23 (c)		118	120,507
Meritage Homes Corp.:
7.15%, 4/15/20		70	77,350
5.13%, 6/06/27 (c)		320	320,400
PulteGroup, Inc.:
5.50%, 3/01/26		369	392,985
6.38%, 5/15/33		193	201,685
6.00%, 2/15/35		244	244,610
Tempur Sealy International, Inc., 5.50%, 6/15/26		607	616,864
TRI Pointe Group, Inc.:
4.38%, 6/15/19		165	168,993
4.88%, 7/01/21		115	121,037
5.88%, 6/15/24		170	179,350
5.25%, 6/01/27		226	226,565
William Lyon Homes, Inc., 5.88%, 1/31/25		76	78,280

			5,834,388
Household Products — 0.1%
Spectrum Brands, Inc., 6.63%, 11/15/22		460	481,850
Independent Power and Renewable Electricity Producers — 1.2%
AES Corp.:
4.88%, 5/15/23		408	415,650
5.50%, 3/15/24		171	178,054
Calpine Corp.:
6.00%, 1/15/22 (c)		76	78,565
5.88%, 1/15/24 (c)		196	201,880
5.75%, 1/15/25		450	421,875
Dynegy, Inc.:
6.75%, 11/01/19		555	572,344
7.38%, 11/01/22		465	459,187
7.63%, 11/01/24		93	90,210
NRG Energy, Inc.:
7.88%, 5/15/21		35	36,137
6.25%, 7/15/22		335	343,794
6.63%, 3/15/23		40	41,100
6.25%, 5/01/24		341	344,410
6.63%, 1/15/27		668	668,835
NRG Yield Operating LLC, 5.38%, 8/15/24		95	99,631
Pattern Energy Group, Inc., 5.88%, 2/01/24 (c)		166	174,715
Talen Energy Supply LLC, 6.50%, 6/01/25		108	76,140
TerraForm Power Operating LLC, 6.38%, 2/01/23 (c)(i)		234	243,360

			4,445,887
Insurance — 1.4%
Alliant Holdings Intermediate LLC, 8.25%, 8/01/23 (c)		1,473	1,565,063
HUB International Ltd., 7.88%, 10/01/21 (c)		800	834,000
KIRS Midco 3 PLC, 8.63%, 7/15/23 (c)		546	552,825
Radian Group, Inc., 5.25%, 6/15/20		271	287,937
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (c)		1,530	1,757,587

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Insurance (continued)
USIS Merger Sub, Inc., 6.88%, 5/01/25 (c)	USD	145	$147,537

			5,144,949
Internet & Direct Marketing Retail — 0.3%
Netflix, Inc.:
5.50%, 2/15/22		446	484,325
4.38%, 11/15/26 (c)		672	670,320

			1,154,645
Internet Software & Services — 0.1%
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 S.à r.l./Greeneden U.S. Holdings II LLC, 10.00%, 11/30/24 (c)		215	241,606
GTT Communications, Inc., 7.88%, 12/31/24 (c)		136	145,520
IAC/InterActiveCorp., 4.88%, 11/30/18		91	91,819

			478,945
IT Services — 2.2%
Alliance Data Systems Corp.:
5.88%, 11/01/21 (c)		490	507,150
5.38%, 8/01/22 (c)		700	707,000
APX Group, Inc.:
6.38%, 12/01/19		184	189,060
8.75%, 12/01/20		596	615,370
7.88%, 12/01/22		375	406,875
Booz Allen Hamilton, Inc., 5.13%, 5/01/25 (c)		526	516,795
First Data Corp.:
7.00%, 12/01/23 (c)		1,420	1,515,850
5.75%, 1/15/24 (c)		2,348	2,438,985
Gartner, Inc., 5.13%, 4/01/25 (c)		206	216,384
Sabre GLBL, Inc.:
5.38%, 4/15/23 (c)		65	67,763
5.25%, 11/15/23 (c)		278	288,425
WEX, Inc., 4.75%, 2/01/23 (c)		700	703,500

			8,173,157
Life Sciences Tools & Services — 0.9%
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24 (c)		641	695,485
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (c)		1,593	1,678,624
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 5/15/22 (c)		1,022	976,010
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (c)		70	72,100

			3,422,219
Machinery — 1.1%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (c)		1,060	1,060,000
Allison Transmission, Inc., 5.00%, 10/01/24 (c)		16	16,400
EnPro Industries, Inc., 5.88%, 9/15/22 (c)		130	135,525
Gates Global LLC/Gates Global Co., 6.00%, 7/15/22 (c)		1,212	1,215,030
Grinding Media, Inc./MC Grinding Media
Canada, Inc., 7.38%, 12/15/23 (c)		200	217,500
Mercer International, Inc., 6.50%, 2/01/24 (c)		136	142,010
Navistar International Corp., 8.25%, 11/01/21		189	190,890
SPX FLOW, Inc.:
5.63%, 8/15/24 (c)		332	341,960
5.88%, 8/15/26 (c)		134	138,355
Terex Corp., 5.63%, 2/01/25 (c)		754	775,677

			4,233,347
Media — 8.7%
Altice Luxembourg SA, 7.75%, 5/15/22 (c)		705	748,181

Corporate Bonds		Par (000)	Value
Media (continued)
AMC Networks, Inc., 5.00%, 4/01/24	USD	1,107	$1,133,291
Cablevision Systems Corp.:
8.63%, 9/15/17		41	41,512
7.75%, 4/15/18		492	510,450
8.00%, 4/15/20		125	139,219
CBS Radio, Inc., 7.25%, 11/01/24 (c)		93	95,790
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 5/01/23 (c)		1,076	1,129,800
5.13%, 5/01/27 (c)		3,043	3,111,467
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
6.38%, 9/15/20 (c)		120	122,400
5.13%, 12/15/21 (c)		692	704,754
5.13%, 12/15/21 (c)		457	464,997
7.75%, 7/15/25 (c)		984	1,087,320
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 7/23/25		10	10,803
Clear Channel International BV, 8.75%, 12/15/20 (c)		926	981,560
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.50%, 11/15/22		913	931,260
Series B, 7.63%, 3/15/20		1,014	1,008,930
Series B, 6.50%, 11/15/22		2,216	2,277,383
CSC Holdings LLC:
10.13%, 1/15/23 (c)		2,610	3,027,600
5.25%, 6/01/24		469	478,427
6.63%, 10/15/25 (c)		396	435,640
10.88%, 10/15/25 (c)		1,520	1,829,700
DISH DBS Corp.:
5.88%, 7/15/22		1,337	1,437,275
5.00%, 3/15/23		237	242,925
5.88%, 11/15/24		321	342,497
7.75%, 7/01/26		1,110	1,315,350
DISH Network Corp., 3.38%, 8/15/26 (c)(j)		497	602,613
iHeartCommunications, Inc.:
9.00%, 12/15/19		229	179,765
9.00%, 3/01/21		321	240,750
9.00%, 9/15/22		345	255,300
10.63%, 3/15/23		890	671,950
Lions Gate Entertainment Corp., 5.88%, 11/01/24 (c)		92	96,830
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24 (c)		95	91,913
MDC Partners, Inc., 6.50%, 5/01/24 (c)		450	448,875
Midcontinent Communications/Midcontinent Finance Corp.:
6.25%, 8/01/21 (c)		125	129,125
6.88%, 8/15/23 (c)		132	142,230
Nexstar Broadcasting, Inc., 5.63%, 8/01/24 (c)		136	137,700
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, 3/15/25		240	251,400
SFR Group SA:
6.00%, 5/15/22 (c)		865	905,006
7.38%, 5/01/26 (c)		2,154	2,337,090
Sirius XM Radio, Inc., 4.63%, 5/15/23 (c)		320	329,200
TEGNA, Inc., 5.50%, 9/15/24 (c)		83	85,490
Townsquare Media, Inc., 6.50%, 4/01/23 (c)		262	263,310
Tribune Media Co., 5.88%, 7/15/22		347	363,483
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, 1/15/25 (c)		555	581,363
Univision Communications, Inc., 5.13%, 5/15/23 (c)		758	765,337
Urban One, Inc., 7.38%, 4/15/22 (c)		60	62,100

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Media (continued)
Videotron Ltd./Videotron Ltee, 5.13%, 4/15/27 (c)	USD	283	$290,783

			32,840,144
Metals & Mining — 5.8%
Anglo American Capital PLC:
3.63%, 5/14/20 (c)		200	203,250
4.45%, 9/27/20 (c)		206	214,732
4.13%, 4/15/21 (c)		200	205,500
4.88%, 5/14/25 (c)		481	500,240
ArcelorMittal:
7.50%, 10/15/39		64	71,760
7.25%, 3/01/41		588	648,270
Cliffs Natural Resources, Inc., 8.25%, 3/31/20 (c)		218	237,620
Constellium NV:
8.00%, 1/15/23 (c)		722	743,660
6.63%, 3/01/25 (c)		1,099	1,052,293
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (c)		1,058	1,084,450
7.25%, 5/15/22 (c)		187	191,207
7.50%, 4/01/25 (c)		229	223,847
FMG Resources August 2006 Property Ltd., 9.75%, 3/01/22 (c)		160	182,200
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		224	223,440
2.38%, 3/15/18		2,328	2,316,360
3.10%, 3/15/20		1,077	1,054,114
4.00%, 11/14/21		215	210,163
3.55%, 3/01/22		794	744,121
3.88%, 3/15/23		1,708	1,588,440
4.55%, 11/14/24		67	63,147
5.40%, 11/14/34		130	116,675
5.45%, 3/15/43		1,732	1,493,504
Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (c)		177	200,231
Kaiser Aluminum Corp., 5.88%, 5/15/24		81	85,253
Kinross Gold Corp.:
4.50%, 7/15/27 (c)		154	153,615
6.88%, 9/01/41		80	85,400
Novelis Corp.:
6.25%, 8/15/24 (c)		1,447	1,519,350
5.88%, 9/30/26 (c)		884	910,520
Steel Dynamics, Inc.:
5.13%, 10/01/21		445	457,006
6.38%, 8/15/22		260	269,425
5.25%, 4/15/23		673	699,079
5.50%, 10/01/24		57	60,563
5.00%, 12/15/26		15	15,394
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25 (c)		280	276,500
Teck Resources Ltd.:
4.50%, 1/15/21		106	110,505
4.75%, 1/15/22		77	79,695
3.75%, 2/01/23		813	791,659
8.50%, 6/01/24 (c)		671	775,005
6.13%, 10/01/35		98	102,165
6.00%, 8/15/40		783	786,915
5.20%, 3/01/42		608	565,440
5.40%, 2/01/43		362	340,168
United States Steel Corp., 8.38%, 7/01/21 (c)		483	531,300

			22,184,181
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc., 5.00%, 12/15/21 (c)		267	277,680

Corporate Bonds		Par (000)	Value
Multiline Retail — 0.3%
Dollar Tree, Inc.:
5.25%, 3/01/20	USD	24	$24,660
5.75%, 3/01/23		1,103	1,163,996
JC Penney Corp., Inc.:
8.13%, 10/01/19		52	56,810
6.38%, 10/15/36		61	43,844
7.40%, 4/01/37		66	49,995

			1,339,305
Oil, Gas & Consumable Fuels — 9.2%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24 (c)		129	129,967
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 9/15/24 (c)		60	61,350
Antero Resources Corp.:
5.13%, 12/01/22		115	115,251
5.63%, 6/01/23		645	653,063
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 4/01/22 (c)		339	339,000
California Resources Corp., 8.00%, 12/15/22 (c)		185	117,013
Callon Petroleum Co.:
6.13%, 10/01/24 (c)		298	303,215
6.13%, 10/01/24		185	188,237
Carrizo Oil & Gas, Inc.:
6.25%, 4/15/23		144	138,600
8.25%, 7/15/25		109	111,453
Cheniere Corpus Christi Holdings LLC:
7.00%, 6/30/24		733	815,463
5.88%, 3/31/25		704	750,640
5.13%, 6/30/27 (c)		762	781,050
Chesapeake Energy Corp.:
6.88%, 11/15/20		226	226,000
8.00%, 12/15/22 (c)		74	78,255
8.00%, 1/15/25 (c)		149	147,510
8.00%, 6/15/27 (c)		92	90,390
CONSOL Energy, Inc.:
5.88%, 4/15/22		3,413	3,353,273
8.00%, 4/01/23		29	30,450
Continental Resources, Inc.:
3.80%, 6/01/24		243	222,496
4.90%, 6/01/44		307	256,345
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 5/15/25 (c)		237	237,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 4/01/23		200	203,000
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (c)		320	328,800
7.75%, 2/15/23 (c)		305	321,775
DCP Midstream Operating LP:
4.75%, 9/30/21 (c)		150	153,000
6.45%, 11/03/36 (c)		198	208,890
6.75%, 9/15/37 (c)		262	281,650
Denbury Resources, Inc.:
9.00%, 5/15/21 (c)		477	454,343
5.50%, 5/01/22		529	296,240
4.63%, 7/15/23		86	45,580
Diamondback Energy, Inc., 5.38%, 5/31/25 (c)		242	245,630
Eclipse Resources Corp., 8.88%, 7/15/23		85	84,575
Energy Transfer Equity LP:
7.50%, 10/15/20		126	140,805
5.88%, 1/15/24		478	506,680
5.50%, 6/01/27		660	683,100
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 5/01/20		430	339,163
8.00%, 11/29/24 (c)		231	230,423

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Extraction Oil & Gas, Inc./Extraction Finance Corp., 7.88%, 7/15/21 (c)	USD	532	$546,630
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		57	56,857
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 9/30/21 (c)		346	341,675
Gulfport Energy Corp.:
6.63%, 5/01/23		144	144,360
6.00%, 10/15/24 (c)		91	88,497
Halcon Resources Corp., 6.75%, 2/15/25 (c)		932	838,800
Matador Resources Co., 6.88%, 4/15/23		939	974,213
MEG Energy Corp.:
6.38%, 1/30/23 (c)		247	190,807
7.00%, 3/31/24 (c)		577	448,617
6.50%, 1/15/25 (c)		924	840,840
Murphy Oil Corp.:
4.70%, 12/01/22		127	122,619
6.13%, 12/01/42		81	76,343
Newfield Exploration Co., 5.63%, 7/01/24		698	727,665
NGL Energy Partners LP/NGL Energy Finance Corp.:
5.13%, 7/15/19		165	163,763
6.88%, 10/15/21		224	222,320
7.50%, 11/01/23 (c)		318	313,627
NGPL PipeCo LLC:
7.12%, 12/15/17 (c)		571	581,706
7.77%, 12/15/37 (c)		689	819,910
Oasis Petroleum, Inc.:
6.50%, 11/01/21		176	170,720
6.88%, 3/15/22		250	242,500
6.88%, 1/15/23		65	62,887
ONEOK, Inc.:
7.50%, 9/01/23		350	417,375
6.00%, 6/15/35		40	43,052
Parsley Energy LLC/Parsley Finance Corp.:
6.25%, 6/01/24 (c)		74	77,700
5.38%, 1/15/25 (c)		506	509,795
5.25%, 8/15/25 (c)		94	93,765
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25 (c)		263	253,466
Peabody Energy Corp.:
6.00%, 3/31/22 (c)		42	41,685
6.38%, 3/31/25 (c)		125	123,125
QEP Resources, Inc., 5.38%, 10/01/22		190	182,875
Range Resources Corp.:
5.88%, 7/01/22 (c)		374	379,610
5.00%, 8/15/22 (c)		37	36,353
5.00%, 3/15/23 (c)		160	156,400
4.88%, 5/15/25		122	115,900
Resolute Energy Corp.:
8.50%, 5/01/20		271	269,645
8.50%, 5/01/20 (c)		220	218,900
Rockies Express Pipeline LLC:
5.63%, 4/15/20 (c)		575	610,937
6.88%, 4/15/40 (c)		524	571,160
RSP Permian, Inc.:
6.63%, 10/01/22		469	486,587
5.25%, 1/15/25 (c)		177	177,221
Sanchez Energy Corp.:
7.75%, 6/15/21		228	206,340
6.13%, 1/15/23		1,547	1,237,600
Seven Generations Energy Ltd.:
8.25%, 5/15/20 (c)		135	140,737
6.88%, 6/30/23 (c)		880	917,400
SM Energy Co.:
6.50%, 11/15/21		75	72,937

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
6.13%, 11/15/22	USD	321	$304,950
6.50%, 1/01/23		15	14,287
5.00%, 1/15/24		336	297,360
5.63%, 6/01/25		101	91,153
6.75%, 9/15/26		119	113,607
Southern Star Central Corp., 5.13%, 7/15/22 (c)		47	47,823
Southwestern Energy Co., 5.80%, 1/23/20		1,195	1,220,394
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 9/15/24 (c)		230	232,875
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 5/01/23		15	15,375
5.13%, 2/01/25 (c)		107	110,210
5.38%, 2/01/27 (c)		12	12,420
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		41	42,640
6.25%, 10/15/22		432	459,000
Trinidad Drilling Ltd., 6.63%, 2/15/25 (c)		469	445,550
Whiting Petroleum Corp.:
5.00%, 3/15/19		692	687,675
5.75%, 3/15/21		24	22,560
Williams Cos., Inc.:
4.55%, 6/24/24		107	109,943
5.75%, 6/24/44		1,014	1,046,955
WPX Energy, Inc.:
7.50%, 8/01/20		70	73,500
6.00%, 1/15/22		232	229,680
8.25%, 8/01/23		89	96,565
5.25%, 9/15/24		275	261,250

			34,921,368
Paper & Forest Products — 0.0%
Norbord, Inc., 6.25%, 4/15/23 (c)		117	124,897
PH Glatfelter Co., 5.38%, 10/15/20		34	34,765

			159,662
Personal Products — 0.2%
Nature’s Bounty Co., 7.63%, 5/15/21 (c)		624	663,000
Pharmaceuticals — 1.8%
Endo DAC/Endo Finance LLC/Endo Finco, Inc.:
6.00%, 7/15/23 (c)		290	243,745
5.88%, 10/15/24 (c)		205	211,150
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/22 (c)		211	202,033
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (c)		125	121,719
5.75%, 8/01/22 (c)		975	916,500
5.63%, 10/15/23 (c)		133	121,363
5.50%, 4/15/25 (c)		43	37,625
Prestige Brands, Inc., 6.38%, 3/01/24 (c)		434	463,837
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (c)		138	138,345
7.00%, 10/01/20 (c)		269	264,629
6.38%, 10/15/20 (c)		428	414,625
7.50%, 7/15/21 (c)		655	634,531
6.75%, 8/15/21 (c)		400	380,000
5.63%, 12/01/21 (c)		240	216,600
6.50%, 3/15/22 (c)		378	396,427
7.25%, 7/15/22 (c)		55	51,700
5.50%, 3/01/23 (c)		48	40,739
5.88%, 5/15/23 (c)		669	573,667
7.00%, 3/15/24 (c)		594	624,443

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
6.13%, 4/15/25 (c)	USD	920	$778,550

			6,832,228
Real Estate Management & Development — 0.6%
Howard Hughes Corp., 5.38%, 3/15/25 (c)		213	217,793
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (c)		127	131,127
5.25%, 12/01/21 (c)		95	99,560
4.88%, 6/01/23 (c)		1,967	1,981,753

			2,430,233
Road & Rail — 0.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.13%, 6/01/22 (c)		381	377,190
5.25%, 3/15/25 (c)		256	240,960
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (c)		305	312,747
Hertz Corp.:
7.63%, 6/01/22 (c)		354	353,150
5.50%, 10/15/24 (c)		48	39,360
Park Aerospace Holdings Ltd., 5.25%, 8/15/22 (c)		290	303,143
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (c)		99	103,207

			1,729,757
Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		83	92,130
Micron Technology, Inc.:
5.25%, 8/01/23 (c)		334	346,859
7.50%, 9/15/23		90	100,620
5.50%, 2/01/25		11	11,605
Series G, 3.00%, 11/15/43 (j)		307	345,375
Microsemi Corp., 9.13%, 4/15/23 (c)		21	24,045
NXP BV/NXP Funding LLC:
4.13%, 6/15/20 (c)		245	257,328
4.63%, 6/15/22 (c)		430	462,250
3.88%, 9/01/22 (c)		200	208,250
4.63%, 6/01/23 (c)		567	611,651
Versum Materials, Inc., 5.50%, 9/30/24 (c)		128	134,560

			2,594,673
Software — 2.8%
BMC Software Finance, Inc., 8.13%, 7/15/21 (c)		2,104	2,178,313
CDK Global, Inc., 4.88%, 6/01/27 (c)		343	352,433
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (c)		46	44,275
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (c)(d)		372	383,160
Infor U.S., Inc., 6.50%, 5/15/22		1,897	1,963,395
Informatica LLC, 7.13%, 7/15/23 (c)		361	367,433
Nuance Communications, Inc.:
5.38%, 8/15/20 (c)		33	33,536
6.00%, 7/01/24		140	149,100
5.63%, 12/15/26 (c)		292	311,710
PTC, Inc., 6.00%, 5/15/24		111	120,157
Rackspace Hosting, Inc., 8.63%, 11/15/24 (c)		649	691,185
RP Crown Parent LLC, 7.38%, 10/15/24 (c)		374	388,960
Sophia LP/Sophia Finance, Inc., 9.00%, 9/30/23 (c)		290	301,600
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		1,405	1,496,620
Symantec Corp., 5.00%, 4/15/25 (c)		230	240,709

Corporate Bonds		Par (000)	Value
Software (continued)
TIBCO Software, Inc., 11.38%, 12/01/21 (c)	USD	1,297	$1,429,943

			10,452,529
Specialty Retail — 0.4%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		349	355,107
Group 1 Automotive, Inc., 5.00%, 6/01/22		80	81,200
L Brands, Inc., 6.88%, 11/01/35		444	428,460
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (c)		257	141,993
Penske Automotive Group, Inc., 5.50%, 5/15/26		256	254,720
PetSmart, Inc., 5.88%, 6/01/25 (c)		165	159,019

			1,420,499
Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC/EMC Corp., 7.13%, 6/15/24 (c)		791	869,511
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (c)		447	447,000
Western Digital Corp.:
7.38%, 4/01/23 (c)		494	542,783
10.50%, 4/01/24		236	278,404

			2,137,698
Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc., 4.63%, 5/15/24 (c)		55	55,825
Springs Industries, Inc., 6.25%, 6/01/21		53	54,789

			110,614
Thrifts & Mortgage Finance — 0.2%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 3/15/22 (c)		438	450,045
MGIC Investment Corp., 5.75%, 8/15/23		175	188,563

			638,608
Trading Companies & Distributors — 2.3%
Aircastle Ltd.:
6.25%, 12/01/19		125	136,094
7.63%, 4/15/20		12	13,560
5.50%, 2/15/22		362	394,580
4.13%, 5/01/24		445	453,622
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (c)		363	383,873
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		169	181,675
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 3/15/24 (c)		1,446	1,503,840
HD Supply, Inc.:
5.25%, 12/15/21 (c)		952	999,005
5.75%, 4/15/24 (c)		1,853	1,968,813
Herc Rentals, Inc.:
7.50%, 6/01/22 (c)		927	977,985
7.75%, 6/01/24 (c)		165	174,075
United Rentals North America, Inc.:
7.63%, 4/15/22		6	6,270
6.13%, 6/15/23		51	53,104
5.75%, 11/15/24		430	450,425
5.50%, 7/15/25		553	579,267
5.88%, 9/15/26		448	477,120

			8,753,308
Wireless Telecommunication Services — 3.2%
Digicel Ltd., 6.00%, 4/15/21 (c)		1,015	973,131
Sprint Capital Corp.:
6.90%, 5/01/19		375	400,294
6.88%, 11/15/28		1,175	1,306,095
8.75%, 3/15/32		277	349,020

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (continued)
Sprint Communications, Inc.:
9.00%, 11/15/18 (c)	USD	813	$882,357
7.00%, 3/01/20 (c)		168	184,434
Sprint Corp.:
7.25%, 9/15/21		622	691,197
7.88%, 9/15/23		1,328	1,527,200
7.13%, 6/15/24		3,099	3,447,576
T-Mobile USA, Inc.:
6.13%, 1/15/22		38	39,936
4.00%, 4/15/22		239	248,727
6.00%, 3/01/23		365	386,327
6.63%, 4/01/23		150	158,730
6.38%, 3/01/25		68	73,525
5.13%, 4/15/25		998	1,047,900
5.38%, 4/15/27		146	156,585
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.88%, 5/01/22 (c)		129	134,321

			12,007,355
Total Corporate Bonds — 85.6%			324,673,350

Floating Rate Loan Interests (h)
Aerospace & Defense — 0.1%
Sequa Mezzanine Holdings LLC:
Initial Loan (Second Lien), 10.17%, 4/28/22 (f)		75	76,313
Initial Term Loan (First Lien), 6.67%, 11/28/21		213	214,065

			290,378
Air Freight & Logistics — 0.1%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 1.05% - 5.45%, 3/19/21 (f)		119	110,526
Ceva Intercompany B.V., Dutch BV Term Loan, 6.67%, 3/19/21		122	112,970
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.67%, 3/19/21		18	17,072
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.67%, 3/19/21		173	160,892

			401,460
Chemicals — 0.1%
Ascend Performance Materials Operations LLC, Term B Loan, 6.80%, 8/12/22 (f)		526	528,832
Commercial Services & Supplies — 0.1%
GW Honos Security Corp. (Garda World Security Corp.), Term B Loan, 5.23%, 5/24/24		231	232,593
Tempo Acquisition LLC, Initial Term Loan, 4.06%, 5/01/24		281	281,483

			514,076
Construction & Engineering — 0.4%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Term Loan, 5.46% - 5.50%, 6/21/24		1,390	1,386,956
Containers & Packaging — 0.0%
Signode Industrial Group Lux SA (Signode Industrial Group U.S., Inc.), Initial Term B Loan, 3.98% - 4.05%, 5/01/21		147	147,003

Floating Rate Loan Interests (h)		Par (000)	Value
Diversified Consumer Services — 0.1%
Ascend Learning (Alpine Finance), Term B Loan, 4.25%, 7/15/24 (f)	USD	77	$77,000
Laureate Education, Inc., Series 2024 Term Loan, 5.73%, 4/26/24		150	150,232

			227,232
Diversified Financial Services — 0.4%
Veritas U.S., Inc.:
Initial Dollar Term B-1 Loan, 5.63%, 1/27/23		335	335,348
New Dollar Term B Loan, 4.50%, 1/27/23		1,234	1,235,283

			1,570,631
Diversified Telecommunication Services — 1.8%
Centurylink, Inc., Initial Term B Loan, 1.38% -2.75%, 1/31/25		2,043	2,018,941
Consolidated Communications, Inc., 2016 Incremental Term Loan, 3.00%, 10/05/23		370	370,833
Digicel International Finance Ltd., Initial Term B Loan (First Lien), 4.94%, 5/27/24		513	516,047
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 4.00%, 6/30/19		1,465	1,451,619
Ligado Networks LLC (FKA New LightSquared LLC), Junior Loan, 13.72%, 12/07/20		494	346,386
New LightSquared LLC, Loan, 9.97%, 6/15/20		2,059	1,995,736

			6,699,562
Electrical Equipment — 0.1%
Vertiv Group Corp. (FKA Cortes NP Acquisition Corp.), Term B Loan, 4.00% - 5.23%, 11/30/23		379	379,950
Energy Equipment & Services — 0.1%
Weatherford International Ltd., Loan, 3.53%, 7/13/20		281	271,461
Food & Staples Retailing — 0.0%
BJ’s Wholesale Club, Inc., Tranche B Term Loan (First Lien), 4.97%, 2/03/24		175	169,367
Food Products — 0.0%
Chobani LLC (Chobani Idaho LLC), Closing Date Term Loan (First Lien), 5.48%, 10/10/23		70	70,218
Health Care Equipment & Supplies — 0.3%
DJO Finance LLC, Initial Term Loan, 4.48%, 6/08/20		408	403,157
Immucor, Inc. (FKA IVD Acquisition Corp.):
Term B-2 Loan, 5.00%, 8/17/18		704	703,246
Term Loan, 5.00%, 6/25/21		38	38,636
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.78%, 6/30/21		40	39,640

			1,184,679
Health Care Providers & Services — 0.1%
Iasis Healthcare LLC, Term B-3 Loan, 4.00%, 2/17/21		82	82,102
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 4.98%, 11/03/20		73	73,458
Surgery Partners LLC, Term Loan B, 3.25%, 6/20/24		170	170,532
Team Health Holdings, Inc., Initial Term Loan, 2.75% - 3.98%, 2/06/24		57	56,342

			382,434
Hotels, Restaurants & Leisure — 0.8%
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-7 Loan, 0.00% - 9.25%, 1/28/18		532	664,810
Caesars Entertainment Resort Properties LLC, Term B Loan, 4.54%, 10/11/20		2,114	2,124,431

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Floating Rate Loan Interests (h)		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Four Seasons Holdings, Inc., Term Loan (First Lien) 2013, 3.73%, 11/30/23	USD	44	$44,035

			2,833,276
Insurance — 0.1%
Alliant Holdings Intermediate LLC, Initial Term Loan, 4.42%, 8/12/22		127	127,140
USI, Inc. (FKA Compass Investors, Inc.), Initial Term Loan, 4.18%, 5/16/24		105	104,213

			231,353
Life Sciences Tools & Services — 0.0%
InVentiv Group Holdings, Inc., Initial Term Loan, 4.95%, 11/09/23		128	128,515
Machinery — 0.4%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.23%, 12/13/19		1,142	1,132,046
Gates Global LLC, Initial B-1 Dollar Term Loan, 4.55%, 4/01/24		197	196,923

			1,328,969
Media — 0.2%
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), March 2017 Refinancing Term Loan, 3.46%, 7/17/25		67	66,248
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 7.98%, 1/30/19		851	692,909

			759,157
Oil, Gas & Consumable Fuels — 0.7%
California Resources Corp.:
Loan, 10.38% - 11.53%, 12/31/21		91	96,290
Term Loan, 4.23%, 9/24/19		324	309,204
Chesapeake Energy Corp., Class A Loan, 8.69%, 8/23/21		2,107	2,225,824
CITGO Holding, Inc., Term Loan, 9.80%, 5/12/18		130	131,527

			2,762,845
Pharmaceuticals — 0.0%
Alpha 3 BV (AKA Atotech), Initial Term B-1 Loan, 4.30%, 1/31/24		145	145,181
Professional Services — 0.0%
Greenrock Finance, Inc., Term Loan B (USD), 3.50%, 6/05/24		64	64,578
Software — 0.5%
BMC Software Finance, Inc., Initial B-1 U.S. Term
Loan, 4.00% - 5.23%, 9/10/22		493	493,500
Cypress Intermediate Holdings III, Inc. (FKA Jaguar Holding, Inc.):
Initial Term Loan (First Lien), 4.23%, 4/29/24		132	131,890
Initial Term Loan (Second Lien), 7.98%, 4/28/25		40	40,950
Information Resources, Inc. (FKA Symphonyiri Group, Inc.), Initial Term Loan (First Lien), 5.47%, 1/18/24		86	85,999
Kronos, Inc., Initial Term Loan (Second Lien), 9.42%, 11/01/24		569	590,098
Misys Ltd.:
Dollar Term Loan (First Lien), 4.74%, 6/13/24		415	414,846
Dollar Term Loan (Second Lien), 8.46%, 6/13/25		91	92,560

Floating Rate Loan Interests (h)		Par (000)	Value
Software (continued)
Project Alpha Intermediate Holding, Inc., Term Loan, 4.67%, 4/26/24	USD	203	$201,477

			2,051,320
Specialty Retail — 0.1%
Neiman Marcus Group, Inc., Other Term Loan,, 4.34%, 10/25/20		338	252,554
Total Floating Rate Loan Interests — 6.5%			24,781,987

Foreign Agency Obligations
Canada — 0.2%
NOVA Chemicals Corp.:
4.88%, 6/01/24 (c)		338	336,733
5.25%, 6/01/27 (c)		546	543,270

			880,003
Mexico — 0.0%
Petroleos Mexicanos, 5.38%, 3/13/22 (c)		44	46,321
Total Foreign Agency Obligations — 0.2%			926,324

Preferred Securities

Capital Trusts (h)(k)
Banks — 2.0%
Bank of America Corp.:
Series AA, 6.10%		608	660,501
Series X, 6.25%		558	606,825
Series Z, 6.50%		201	223,498
CIT Group, Inc., Series A, 5.80%		595	620,287
Citigroup, Inc.:
5.95%		302	321,253
Series N, 5.80%		330	344,025
Series O, 5.88%		315	330,816
Series R, 6.13%		175	188,125
HSBC Holdings PLC, 6.00%		465	480,810
JPMorgan Chase & Co.:
Series Q, 5.15%		190	195,605
Series U, 6.13%		99	107,044
Series V, 5.00%		640	654,400
Series X, 6.10%		1,021	1,107,785
U.S. Bancorp, Series J, 5.30%		469	499,485
Wells Fargo & Co.:
Series S, 5.90%		580	621,180
Series U, 5.88%		440	484,867

			7,446,506
Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series L, 5.70%		143	148,827
Morgan Stanley, Series H, 5.45%		162	167,751

			316,578
Total Capital Trusts — 2.1%			7,763,084

Preferred Stocks		Shares
Capital Markets — 0.2%
Morgan Stanley, Series K, 5.85% (h)(k)		30,063	821,321

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Preferred Stocks	Shares	Value
Hotels, Restaurants & Leisure — 0.4%
Amaya, Inc. (b)(f)(j)(k)	1,516	$1,519,400
Total Preferred Stocks — 0.6%		2,340,721

Trust Preferreds
Consumer Finance — 0.2%
GMAC Capital Trust I, Series 2, 6.97%, 2/15/40 (h)	32,966	863,709
Total Preferred Securities — 2.9%		10,967,514
Total Long-Term Investments (Cost — $355,424,241) — 95.7%		363,266,083

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (l)(m)	7,645,713	$7,645,713
Total Short-Term Securities (Cost — $7,645,713) — 2.0%		7,645,713
Total Investments — 97.7% (Cost — $363,069,954)		370,911,796
Other Assets Less Liabilities — 2.3%		8,591,961

Net Assets — 100.0%		$379,503,757

Notes to Schedule of Investments

(a)	Amount is less than 500.
(b)	Non-income producing security.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Amount is less than $500.
(h)	Variable rate security. Rate as of period end.
(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(j)	Convertible security.
(k)	Perpetual security with no stated maturity date.
(l)	During the six months ended June 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	13,620,548	(5,974,835)	7,645,713	$7,645,713	$30,698	—	—

(m)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue		Expiration	Notional Value	Unrealized Appreciation
(12)	U.S. Treasury Notes	(10 Year)	September 2017	USD 1,506,375	$6,221

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	1,534,617	CAD	2,065,000	Standard Chartered Bank	7/06/17	$(57,960)
USD	87,762	EUR	78,000	Deutsche Bank AG	7/06/17	(1,355)
USD	129,379	GBP	100,000	Goldman Sachs International	7/06/17	(893)
USD	1,590,886	CAD	2,065,000	Westpac Banking Corp.	8/03/17	(2,562)

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	89,164	EUR	78,000	Deutsche Bank AG	8/03/17	$ (92)
USD	129,819	GBP	100,000	Barclays Bank PLC	8/03/17	(576)
Net Unrealized Depreciation						$(63,438)

Centrally Cleared Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	12/20/21	CCC	USD	245	$(8,216)
CDX.NA.HY.28.V1	5.00%	6/20/22	B+	USD	1,030	4,778
Total						$(3,438)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Avis Budget Group, Inc.	5.00%	Barclays Bank PLC	6/20/22	BB-	USD	83	$ 478	$ 1,794	$(1,316)
Hertz Global Holdings, Inc.	5.00%	Barclays Bank PLC	6/20/22	B	USD	70	(12,372)	(7,032)	(5,340)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs International	6/20/22	B	USD	91	(5,624)	(5,864)	240
Total							$(17,518)	$(11,102)	$(6,416)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$6,221	—	$ 6,221
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$ 4,778	—	—	—	—	4,778
	Unrealized appreciation on OTC swaps;
Swaps — OTC	Swap premiums paid	—	2,034	—	—	—	—	2,034
Total		—	$ 6,812	—	—	$6,221	—	$13,033

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$63,438	—	—	$63,438
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$ 8,216	—	—	—	—	8,216
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	19,552	—	—	—	—	19,552
Total		—	$27,768	—	$63,438	—	—	$91,206

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(220,544)	—	$(6,562)	—	$(227,106)
Forward foreign currency exchange contracts	—	—	—	$ 1,150	—	—	1,150
Swaps	—	$ 493,406	—	—	—	—	493,406

Total	—	$ 493,406	$(220,544)	$ 1,150	$(6,562)	—	$ 267,450

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$ (7,974)	—	$ 6,221	—	$ (1,753)
Forward foreign currency exchange contracts	—	—	—	$(62,502)	—	—	(62,502)
Swaps	—	$(274,312)	—	—	—	—	(274,312)

Total	—	$(274,312)	$ (7,974)	$(62,502)	$ 6,221	—	$(338,567)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$3,975,178
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,418,263
Credit default swaps:
Average notional value — sell protection	$1,361,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to the Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$3,375	—
Forward foreign currency exchange contracts	—	$63,438
Swaps — centrally cleared	2,158	—
Swaps — OTC[1]	2,034	19,552

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$7,567	$82,990
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,533)	—

Total derivative assets and liabilities subject to an MNA	$2,034	$82,990

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$1,794	$(1,794)	—	—	—
Goldman Sachs International	240	(240)	—	—	—
Total	$2,034	$(2,034)	—	—	—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$14,264	$(1,794)	—	—	$12,470
Deutsche Bank AG	1,447	—	—	—	1,447
Goldman Sachs International	6,757	(240)	—	—	6,517
Standard Chartered Bank	57,960	—	—	—	57,960
Westpac Banking Corp	2,562	—	—	—	2,562
Total	$82,990	$(2,034)	—	—	$80,956

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock High Yield V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$1,755,606	$161,302	—	$1,916,908
Corporate Bonds	—	324,203,100	$470,250	324,673,350
Floating Rate Loan Interests	—	23,989,316	792,671	24,781,987
Foreign Agency Obligations	—	926,324	—	926,324
Preferred Securities	1,685,030	7,763,084	1,519,400	10,967,514
Short-Term Securities	7,645,713	—	—	7,645,713

Total	$11,086,349	$357,043,126	$2,782,321	$370,911,796

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$5,018	—	$5,018
Interest rate contracts	$6,221	—	—	6,221
Liabilities:
Credit contracts	—	(14,872)	—	(14,872)
Foreign currency exchange contracts	—	(63,438)	—	(63,438)

Total	$6,221	$(73,292)	—	$(67,071)

[1]	See above Schedule of Investments for values in each industry.

[2]

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Total
Assets:
Opening Balance, as of December 31, 2016	$1,200	$571,167	$933,953	$451,771	$1,209,842	$3,167,933
Transfers into Level 3	—	—	628,256	—	—	628,256
Transfers out of Level 3	—	—	(156,859)	—	—	(156,859)
Accrued discounts/premiums	—	2	1,728	—	—	1,730
Net realized gain (loss)	1,583	287	25,985	312,411	—	340,266
Net change in unrealized appreciation (depreciation)[1,2]	—	13	(17,389)	(327,069)	309,558	(34,887)
Purchases	—	—	150,865	—	—	150,865
Sales	(2,783)	(101,219)	(773,868)	(437,113)	—	(1,314,983)

Closing Balance, as of June 30, 2017	—	$470,250	$792,671	—	$1,519,400	$2,782,321

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[2]	—	—	$15,099	—	$309,558	$324,657

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	19

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock High Yield V.I. Fund

Assets
Investments at value — unaffiliated (cost — $355,424,241)	$363,266,083
Investments at value — affiliated (cost — $7,645,713)	7,645,713
Cash	118,531
Cash pledged:
Futures contracts	16,000
Centrally cleared swaps	276,600
Receivables:
Investments sold	3,867,849
Capital shares sold	6,799,936
Dividends — affiliated	7,267
Dividends — unaffiliated	11,403
Interest — unaffiliated	5,442,823
From the Manager	68,368
Variation margin on futures contracts	3,375
Variation margin on centrally cleared swaps	2,158
Swap premiums paid	1,794
Unrealized appreciation on OTC swaps	240
Prepaid expenses	853

Total assets	387,528,993

Liabilities
Payables:
Investments purchased	5,811,427
Capital shares redeemed	195,681
Distribution fees	43,269
Income dividends	1,524,396
Investment advisory fees	154,263
Officer’s and Directors’ fees	685
Other accrued expenses	210,039
Other affiliates	2,486
Swap premiums received	12,896
Unrealized depreciation on:
Forward foreign currency exchange contracts	63,438
OTC swaps	6,656

Total liabilities	8,025,236

Net Assets	$379,503,757

Net Assets Consist of
Paid-in capital	$391,307,906
Distributions in excess of net investment income	(859,443)
Accumulated net realized loss	(18,722,440)
Net unrealized appreciation (depreciation)	7,777,734

Net Assets	$379,503,757

Net Asset Value
Class I — Based on net assets of $158,903,343 and 21,535,446 shares outstanding, 200 million shares authorized, $0.10 par value	$7.38

Class III — Based on net assets of $220,600,414 and 29,917,325 shares outstanding, 100 million shares authorized, $0.10 par value	$7.37

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock High Yield V.I. Fund

Investment Income
Dividends — affiliated	$30,698
Dividends — unaffiliated	81,568
Interest — unaffiliated	10,583,325
Foreign taxes withheld	(97)

Total investment income	10,695,494

Expenses
Investment advisory	900,168
Transfer agent	2,530
Transfer agent — class specific	296,339
Distribution — class specific	254,076
Professional	39,125
Accounting services	37,552
Printing	37,495
Custodian	28,776
Officer and Directors	11,901
Miscellaneous	20,913

Total expenses	1,628,875
Less:
Fees waived by the Manager	(3,899)
Transfer agent fees reimbursed — class specific	(198,811)

Total expenses after fees waived and reimbursed	1,426,165

Net investment income	9,269,329

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,528,172
Futures contracts	(227,106)
Forward foreign currency exchange contracts	1,150
Foreign currency transactions	886
Swaps	493,406

4,796,508

Net change in unrealized appreciation (depreciation) on:
Investments	1,953,155
Futures contracts	(1,753)
Forward foreign currency exchange contracts	(62,502)
Foreign currency translations	5,269
Swaps	(274,312)

1,619,857

Net realized and unrealized gain	6,416,365

Net Increase in Net Assets Resulting from Operations	$15,685,694

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	21

Statements of Changes in Net Assets	BlackRock High Yield V.I. Fund

Increase in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$9,269,329	$14,558,815
Net realized gain (loss)	4,796,508	(4,596,317)
Net change in unrealized appreciation (depreciation)	1,619,857	24,405,937

Net increase in net assets resulting from operations	15,685,694	34,368,435

Distributions to Shareholders[1]
From net investment income:
Class I	(4,192,958)	(7,326,634)
Class III	(5,240,414)	(7,724,511)

Decrease in net assets resulting from distributions to shareholders	(9,433,372)	(15,051,145)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	30,266,969	100,786,505

Net Assets
Total increase in net assets	36,519,291	120,103,795
Beginning of period	342,984,466	222,880,671

End of period	$379,503,757	$342,984,466

Distributions in excess of net investment income, end of period	$(859,443)	$(695,400)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights	BlackRock High Yield V.I. Fund

	Class I
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$7.24	$6.77	$7.44	$7.67	$7.44	$6.87

Net investment income[1]	0.19	0.37	0.36	0.40	0.43	0.48
Net realized and unrealized gain (loss)	0.15	0.48	(0.61)	(0.18)	0.24	0.56

Net increase (decrease) from investment operations	0.34	0.85	(0.25)	0.22	0.67	1.04

Distributions from net investment income[2]	(0.20)	(0.38)	(0.42)	(0.45)	(0.44)	(0.47)

Net asset value, end of period	$7.38	$7.24	$6.77	$7.44	$7.67	$7.44

Total Return[3]
Based on net asset value	4.69%[4]	12.92%	(3.60)%	2.89%	9.33%	15.65%

Ratios to Average Net Assets
Total expenses[5]	0.77%[6]	0.80%	0.84%	0.87%	0.85%	0.86%

Total expenses after fees waived and/or reimbursed[5]	0.66%[6]	0.68%	0.70%	0.73%	0.73%	0.77%

Net investment income[5]	5.31%[6]	5.29%	4.86%	5.23%	5.65%	6.65%

Supplemental Data
Net assets, end of period (000)	$158,903	$152,835	$127,742	$139,729	$150,691	$142,392

Portfolio turnover rate	44%	89%	73%	87%	101%	88%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	—	—	—

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	23

Financial Highlights (concluded)	BlackRock High Yield V.I. Fund

	Class III
	Six Months Ended June 30, 2017	Year Ended December 31,				Period February 15, 2012[1] to December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$7.24	$6.76	$7.43	$7.67	$7.44	$7.12

Net investment income[2]	0.18	0.36	0.34	0.38	0.40	0.38
Net realized and unrealized gain (loss)	0.14	0.48	(0.61)	(0.18)	0.25	0.34

Net increase (decrease) from investment operations	0.32	0.84	(0.27)	0.20	0.65	0.72

Distributions from net investment income[3]	(0.19)	(0.36)	(0.40)	(0.44)	(0.42)	(0.40)

Net asset value, end of period	$7.37	$7.24	$6.76	$7.43	$7.67	$7.44

Total Return[4]
Based on net asset value	4.42%[5]	12.82%	(3.85)%	2.51%	9.07%	10.39%[5]

Ratios to Average Net Assets
Total expenses[6]	1.01%[7]	1.00%	1.06%	1.07%	1.07%	1.29%[7]

Total expenses after fees waived and/or reimbursed[6]	0.90%[7]	0.92%	0.94%	0.98%	0.96%	1.19%[7]

Net investment income[6]	5.07%[7]	5.05%	4.63%	4.86%	5.23%	6.74%[7]

Supplemental Data
Net assets, end of period (000)	$220,600	$190,149	$95,139	$51,524	$18,567	$14,824

Portfolio turnover rate	44%	89%	73%	87%	101%	88%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,				Period February 15, 2012[1] to December 31, 2012
		2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	—	—	—

[7]	Annualized.

See Notes to Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (Unaudited)	BlackRock High Yield V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock High Yield V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007, and recommenced on February 15, 2012.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	25

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	27

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities,

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	29

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contractis closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock Total Return V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
Up to $250 Million	0.55%
Over $250 Million up to $500 Million	0.50%
Over $500 Million up to $750 Million	0.45%
Over $750 Million	0.40%

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	31

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

For the six months ended June 30, 2017, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund were approximately $718,803,862.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2017, the class specific distribution fees borne directly by Class III is $254,076.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$134,114	$162,225	$296,339

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $3,899.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective May 1, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, there were no fees waived by the Manager.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $1,662 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer agent fees reimbursed	$87,359	$111,452	$198,811

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were $183,024,685 and $154,647,196, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2016, the Fund had capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
No expiration date[1]	$10,835,468
2017	11,211,061

Total	$22,046,529

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$364,108,830

Gross unrealized appreciation	$10,004,563
Gross unrealized depreciation	(3,201,597)

Net unrealized appreciation	$6,802,966

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	33

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (concluded)	BlackRock High Yield V.I. Fund

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,492,198	$10,958,162	4,252,978	$30,397,964
Shares issued in reinvestment of distributions	572,475	4,204,448	1,033,368	7,206,037
Shares redeemed	(1,628,289)	(11,950,826)	(3,064,338)	(21,335,572)

Net increase	436,384	$3,211,784	2,222,008	$16,268,429

Class III
Shares sold	11,898,928	$87,410,358	38,213,690	$266,471,599
Shares issued in reinvestment of distributions	700,993	5,147,169	1,051,175	7,357,157
Shares redeemed	(8,953,579)	(65,502,342)	(27,060,956)	(189,310,680)

Net increase	3,646,342	$27,055,185	12,203,909	$84,518,076

Total Net Increase	4,082,726	$30,266,969	14,425,917	$100,786,505

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	35

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock International V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock International V.I. Fund

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund outperformed its benchmark, the MSCI All Country World (ACWI) ex-USA Index.

What factors influenced performance?

•

From a sector perspective, positive stock selection in financials was the primary contributor to the Fund’s performance for the period. An overweight allocation to information technology (“IT”) and an underweight allocation to energy also contributed to performance. The most significant individual contributors included Japanese IT cybersecurity solutions provider Trend Micro Inc., which benefited from favorable business trends. Latin American e-commerce company MercadoLibre, Inc. performed well after announcing stronger-than-expected growth in revenue and earnings, and Dutch brewer Heineken N.V. was also a significant contributor.

•

Negative stock selection in telecommunication services (“telecom”) detracted the most from performance for the period, while stock selection in health care and the Fund’s cash balance also detracted. The main individual detractors included U.K. telecom company BT Group PLC, which issued a profit warning following a sharp downturn in public-sector contracts and accounting irregularities in its Italian operations. U.K. home improvement retailer Kingfisher PLC also underperformed after receiving numerous downgrades from stock analysts. U.S. energy services provider Diamond Offshore Drilling, Inc. was also a significant detractor.

Describe recent portfolio activity.

•

The largest change to the Fund’s positioning in the period was a significant increase in exposure to consumer staples, moving from underweight the sector to meaningfully overweight through new positions in U.K. tobacco company Imperial Brands PLC, health and home products manufacturer Reckitt Benckiser Group PLC, and wine and spirits producer Diageo PLC. The Fund also increased its underweight to industrials through the sale of its position in Japanese machinery components producer THK Co., Ltd. and a trimming of its position in Japanese staffing firm Recruit Holdings Co. Ltd. The Fund’s modest overweight exposure to healthcare was shifted to a modest underweight following the Fund’s sales of positions in pharmaceutical companies AstraZeneca plc and Teva Pharmaceutical Industries Ltd.

Describe portfolio positioning at period end.

•

The Fund’s largest sector overweights were to consumer staples, financials and consumer discretionary. The largest underweight exposures were to industrials, materials and real estate. On a regional basis, the largest overweight exposures were to the United Kingdom and the Netherlands, while the largest underweight allocations were to Canada and Germany.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Net Assets
United Kingdom	19%
Japan	17
Netherlands	10
China	8
United States	6
Spain	5
Switzerland	5
India	5
France	4
Brazil	3
Italy	3
Indonesia	3
Norway	2
Denmark	2
Russia	2
Portugal	2
Short-Term Securities	4

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock International V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund invests primarily in stocks of companies located outside the U.S. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock International Value V.I. Fund.”

[3]	A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	16.60%	23.95%	8.03%	0.43%
MSCI ACWI ex-USA Index	14.10	20.45	7.22	1.13

[4]

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock International Value V.I. Fund.”

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

		Actual			Hypothetical[7]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,166.00	$5.96	$1,000.00	$1,019.29	$5.56	1.11%

[6]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

Disclosure of Expenses	BlackRock International V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transac-

tion or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock International V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil — 3.4%
Vale SA — ADR	400,143	$3,501,251
China — 8.2%
AIA Group Ltd.	513,600	3,757,683
Bank of China Ltd., H Shares	9,594,000	4,704,580

		8,462,263
Denmark — 1.9%
Nets A/S (a)	100,218	1,993,477
France — 3.5%
Engie SA	241,388	3,643,457
India — 4.5%
Axis Bank Ltd.	273,558	2,187,590
ICICI Bank Ltd.	534,337	2,405,394

		4,592,984
Indonesia — 2.7%
Bank Mandiri Perseo Tbk PT	2,945,500	2,823,323
Italy — 3.3%
Intesa Sanpaolo SpA	1,054,227	3,353,305
Japan — 16.9%
Olympus Corp.	127,200	4,660,406
Omron Corp.	72,600	3,160,234
Recruit Holdings Co. Ltd.	85,500	1,471,445
Sony Corp.	145,500	5,549,915
Trend Micro, Inc.	48,900	2,527,300

		17,369,300
Netherlands — 10.4%
ASML Holding NV	15,407	2,008,350
Heineken NV	45,459	4,420,200
Koninklijke Philips NV	120,137	4,276,728

		10,705,278
Norway — 1.9%
Statoil ASA	120,343	1,995,544
Portugal — 1.8%
Banco Comercial Portugues SA (a)	6,833,971	1,839,007
Russia — 1.8%
Sberbank of Russia — ADR	180,170	1,871,966
Spain — 5.4%
Banco Bilbao Vizcaya Argentaria SA	485,776	4,046,498
CaixaBank SA	309,819	1,481,055

		5,527,553
Switzerland — 4.8%
Cie Financiere Richemont SA, Registered Shares	59,873	4,954,422

Common Stocks	Shares	Value
United Kingdom — 19.5%
BT Group PLC	1,147,825	$4,413,688
Diageo PLC	69,622	2,057,463
Imperial Brands PLC	104,622	4,701,438
Kingfisher PLC	953,347	3,734,199
Reckitt Benckiser Group PLC	36,162	3,665,872
TechnipFMC PLC (a)	54,231	1,475,083

		20,047,743
United States — 5.9%
Alexion Pharmaceuticals, Inc. (a)	15,741	1,915,207
Estee Lauder Cos., Inc., Class A	15,803	1,516,772
Mastercard, Inc., Class A	22,059	2,679,066

		6,111,045
Total Long-Term Investments (Cost — $89,913,764) — 95.9%		98,791,918

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (b)(c)	4,175,065	4,175,065

Time Deposits	Par (000)
Japan — 0.0%
Sumitomo, (0.26)%, 7/03/17	2,684	23,860
United Kingdom — 0.1%
Citibank, 0.05%, 7/03/17	24	31,040
Total Time Deposits — 0.1%		54,900
Total Short-Term Securities (Cost — $4,229,965) — 4.1%		4,229,965
Total Investments (Cost — $94,143,729) — 100.0%		103,021,883
Other Assets in Excess of Liabilities — 0.0%		773

Net Assets — 100.0%		$103,022,656

Portfolio Abbreviations

ADR	American Depositary Receipts	GBP	British Pound
AUD	Australian Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments (continued)	BlackRock International V.I. Fund

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,486,922	(311,857)	4,175,065	$4,175,065	$ 9,385		—	—
SL Liquidity Series, LLC, Money Market Series	167,612	(167,612)	—	—	11,826	[1]	$(453)	$1
				$4,175,065	$21,211		$(453)	$1

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
AUD	5,531,784	GBP	3,245,000	BNP Paribas S.A.	9/28/17	$8,384

Derivative Financial Instruments Categorized by Risk Exposure

      As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$8,384	—	—	$8,384

      For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$8,384	—	—	$8,384

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,052,559
Average amounts sold — in USD	$1,052,559

      For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock International V.I. Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$8,384	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	8,384	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$8,384	—

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
BNP Paribas S.A.	$8,384	—	—	—	$8,384

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Brazil	$3,501,251	—	—	$3,501,251
China	—	$8,462,263	—	8,462,263
Denmark	1,993,477	—	—	1,993,477
France	—	3,643,457	—	3,643,457
India	—	4,592,984	—	4,592,984
Indonesia	—	2,823,323	—	2,823,323
Italy	—	3,353,305	—	3,353,305
Japan	—	17,369,300	—	17,369,300
Netherlands	—	10,705,278	—	10,705,278
Norway	—	1,995,544	—	1,995,544
Portugal	—	1,839,007	—	1,839,007
Russia	1,871,966	—	—	1,871,966
Spain	—	5,527,553	—	5,527,553
Switzerland	—	4,954,422	—	4,954,422
United Kingdom	1,475,083	18,572,660	—	20,047,743
United States	6,111,045	—	—	6,111,045
Short-Term Securities	4,175,065	54,900	—	4,229,965

Total Investments	$19,127,887	$83,893,996	—	$103,021,883

Derivative Financial Instruments[1]
Assets:
Foreign Currency Exchange Contracts	—	$8,384	—	$8,384

[1]

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock International V.I. Fund

Assets
Investments at value — unaffiliated (cost — $89,968,664)	$98,846,818
Investments at value — affiliated (cost — $4,175,065)	4,175,065
Foreign currency at value (cost — $109,931)	112,397
Receivables:
Investments sold	327,316
Securities lending income — affiliated	3,129
Capital shares sold	144
Dividends — affiliated	2,488
Dividends — unaffiliated	142,818
From the Manager	18,492
Unrealized appreciation on forward foreign currency exchange contracts	8,384
Prepaid expenses	260

Total assets	103,637,311

Liabilities
Payables:
Capital shares redeemed	291,281
Investment advisory fees	63,372
Transfer agent fees	50,662
Deferred foreign capital gain tax	138,189
Officer’s and Directors’ fees	336
Other accrued expenses	69,991
Other affiliates	824

Total liabilities	614,655

Net Assets	$103,022,656

Net Assets Consist of
Paid-in capital	$119,040,469
Undistributed net investment income	734,698
Accumulated net realized loss	(25,571,896)
Net unrealized appreciation (depreciation)	8,819,385

Net Assets	$103,022,656

Net Asset Value
Class I — Based on net assets of $103,022,656 and 9,222,408 shares outstanding, 100 million shares authorized, $0.10 par value	$11.17

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock International V.I. Fund

Investment Income
Dividends — unaffiliated	$1,404,060
Dividends — affiliated	9,385
Securities lending — affiliated — net	11,826
Foreign taxes withheld	(139,506)

Total investment income	1,285,765

Expenses
Investment advisory	368,274
Transfer agent	94,627
Professional	71,409
Custodian	18,776
Printing	18,190
Accounting services	15,154
Officer and Directors	10,067
Miscellaneous	6,126

Total expenses	602,623
Less:
Fees waived by the Manager	(2,174)
Transfer agent fees reimbursed	(53,692)

Total expenses after fees waived and reimbursed	546,757

Net investment income	739,008

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated[1]	4,626,787
Investments — affiliated	(453)
Foreign currency transactions	(3,616)

4,622,718

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated[2]	9,698,844
Investments — affiliated	1
Forward foreign currency exchange contracts	8,384
Foreign currency translations	3,066

9,710,295

Net realized and unrealized gain	14,333,013

Net Increase in Net Assets Resulting from Operations	$15,072,021

[1]	Net of $35,232 realized tax deferral.

[2]	Net of $68,341 foreign capital gain tax.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Statements of Changes in Net Assets	BlackRock International V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$739,008	$1,553,479
Net realized gain (loss)	4,622,718	(3,236,168)
Net change in unrealized appreciation (depreciation)	9,710,295	1,738,672

Net increase in net assets resulting from operations	15,072,021	55,983

Distributions to Shareholders[1]
From net investment income	—	(1,638,966)
From return of capital	—	(9,671)

Decrease in net assets resulting from distributions to shareholders	—	(1,648,637)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(8,250,071)	(10,148,958)

Net Assets
Total increase (decrease) in net assets	6,821,950	(11,741,612)
Beginning of period	96,200,706	107,942,318

End of period	$103,022,656	$96,200,706

Undistributed (distributions in excess of) net investment income, end of period	$734,698	$(4,310)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights	BlackRock International V.I. Fund

	Class I
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.58	$9.71	$10.10	$10.87	$9.04	$8.00

Net investment income[1]	0.08	0.15	0.14	0.13	0.19	0.16
Net realized and unrealized gain (loss)	1.51	(0.11)	(0.42)	(0.69)	1.86	1.04

Net increase (decrease) from investment operations	1.59	0.04	(0.28)	(0.56)	2.05	1.20

Distributions:[2]
From net investment income	—	(0.17)	(0.11)	(0.21)	(0.22)	(0.16)
From return of capital	—	(0.00)[3]	—	—	—	—

Total distributions	—	(0.17)	(0.11)	(0.21)	(0.22)	(0.16)

Net asset value, end of period	$11.17	$9.58	$9.71	$10.10	$10.87	$9.04

Total Return[4]
Based on net asset value	16.60%[5]	0.39%	(2.76)%	(5.19)%	22.75%	15.08%

Ratios to Average Net Assets
Total expenses	1.23%[6,7]	1.15%	1.09%	1.11%	1.08%	1.05%

Total expenses after fees waived and reimbursed	1.11%[6,7]	1.04%	0.98%	0.99%	0.97%	0.96%

Net investment income	1.51%[6,7]	1.57%	1.35%	1.21%	1.92%	1.84%

Supplemental Data
Net assets, end of period (000)	$103,023	$96,201	$107,942	$125,144	$150,314	$133,308

Portfolio turnover rate	56%	82%	112%	129%	121%	106%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Notes to Financial Statements (Unaudited)	BlackRock International V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund. For the six months ended June 30, 2017, the Fund had no distribution fees.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $1,068.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective May 1, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2017, there were no fees waived by the Manager.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $542 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager contractually agreed to reimburse transfer agent fees in order to limit such expenses at 0.08% of average daily net assets. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 1.25% for Class I.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2017, the amount waived was $1,106.

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $2,956 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $53,089,582 and $60,262,187, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2016, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
No expiration date[1]	$ 4,913,390
2017	25,133,494

Total	$30,046,884

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$94,290,626

Gross unrealized appreciation	$12,173,901
Gross unrealized depreciation	(3,442,644)

Net unrealized appreciation	$8,731,257

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (concluded)	BlackRock International V.I. Fund

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

As of period end, the Fund’s investments had the following industry classifications:

Industry	Percent of Long-Term Investments
Banks	25%
Beverages	7%
Household Durables	6%
Textiles, Apparel & Luxury Goods	5%
Tobacco	5%
IT Services	5%
Health Care Equipment & Supplies	5%
Other[1]	42%

[1]	All other industries held were each less than 5% of long-term investments.

11. Capital Share Transactions:

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	313,960	$3,329,809	153,174	$1,431,855
Shares issued in reinvestment of distributions	—	—	173,208	1,648,637
Shares redeemed	(1,132,699)	(11,579,880)	(1,405,110)	(13,229,450)

Net decrease	(818,739)	$(8,250,071)	(1,078,728)	$(10,148,958)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	19

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock iShares® Alternative Strategies V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock iShares® Alternative Strategies V.I. Fund

Investment Objective

BlackRock iShares® Alternative Strategies V.I. Fund’s (the “Fund”) investment objective is to seek to achieve long-term growth of capital and risk adjusted returns.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund underperformed its blended benchmark, the 60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•	The largest detractor to Fund performance was exposure to the iShares Commodities Select Strategy ETF.

•	The largest contributor to Fund performance was exposure to the iShares Edge MSCI Minimum Volatility Global ETF. This was followed by exposure to the iShares U.S. Preferred Stock ETF.

Describe recent portfolio activity.

•

In the reporting period, the Fund reduced exposure to the iShares Commodities Select Strategy ETF, iShares Edge MSCI Minimum Volatility Global ETF, iShares U.S. Preferred Stock ETF and the iShares J.P. Morgan USD Emerging Markets Bond ETF. The Fund added to the iShares Gold Trust and the iShares U.S. Real Estate ETF.

Describe portfolio positioning at period end.

•

At period end, the Fund was underweight U.S. investments relative to international developed and emerging market equities. The Fund’s top holdings included minimum volatility global equities, preferred stock and U.S. real estate. In addition, the Fund maintained exposure to U.S. dollar-denominated emerging market debt, broad commodities and precious metals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	53%
Fixed Income Funds	32
Commodity Funds	15

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock iShares® Alternative Strategies V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track alternative indices.

[3]	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns
	6-Month Total Returns[8]	1 Year[8]	Since Inception[8,9]
Class I7	7.39%	3.38%	5.09%
Class III[7]	7.21	3.13	4.84
60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index	7.72	10.80	4.75
MSCI All Country World Index	11.48	18.78	5.88
Bloomberg Barclays U.S. Aggregate Bond Index	2.27	(0.31)	2.73

[7]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[8]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[9]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[11]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[10]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[10]	Annualized Expense Ratio
Class I	$1,000.00	$1,073.90	$3.34	$1,000.00	$1,021.57	$3.26	0.65%
Class III	$1,000.00	$1,072.10	$4.62	$1,000.00	$1,020.33	$4.51	0.90%

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

Disclosure of Expenses	BlackRock iShares® Alternative Strategies V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Schedule of Investments	BlackRock iShares® Alternative Strategies V.I. Fund
June 30, 2017 (Unaudited)	(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Commodity Funds — 15.0%
iShares Commodities Select Strategy ETF	57,163	$1,862,942
iShares Gold Trust (b)(c)	95,001	1,134,312
iShares Silver Trust (b)(c)	43,795	688,019

		3,685,273
Equity Funds — 52.7%
iShares Edge MSCI Minimum Volatility Global ETF	77,273	6,112,294
iShares Global Infrastructure ETF	77,300	3,398,881
iShares U.S. Real Estate ETF	42,614	3,399,319

		12,910,494
Fixed Income Funds — 32.3%
iShares J.P. Morgan USD Emerging Markets Bond ETF	17,171	1,963,676

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds (continued)
iShares U.S. Preferred Stock ETF	152,027	$5,954,898

		7,918,574
Short-Term Securities — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (d)	84,555	84,555
Total Affiliated Investment Companies (Cost — $23,414,468) — 100.3%		24,598,896
Liabilities in Excess of Other Assets — (0.3)%		(85,080)

Net Assets — 100.0%		$24,513,816

Notes to Consolidated Schedule of Investments

(a)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Shares Purchased	Shares Sold	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	139,845	—	(55,290)[1]	84,555	$84,555	$231	—	—
iShares Commodities Select Strategy ETF	20,963	36,200	—	57,163	1,862,942	8,827	—	$(109,526)
iShares Edge MSCI Minimum Volatility Global ETF	77,765	8,873	(9,365)	77,273	6,112,294	64,771	$(1,784)	488,287
iShares Edge MSCI USA Momentum Factor ETF	9,528	241	(9,769)	—	—	—	13,673	2,128
iShares Global Infrastructure ETF	—	80,500	(3,200)	77,300	3,398,881	55,850	2,440	310,949
iShares Gold Trust	86,001	39,300	(30,300)	95,001	1,134,312	—	(19,033)	68,646
iShares J.P. Morgan USD Emerging Markets Bond ETF	39,361	1,310	(23,500)	17,171	1,963,676	39,842	36,074	76,468
iShares Silver Trust	37,235	6,960	(400)	43,795	688,019	—	(851)	17,445
iShares U.S. Preferred Stock ETF	170,216	15,100	(33,289)	152,027	5,954,898	154,902	(33,679)	359,206
iShares U.S. Real Estate ETF	28,544	15,070	(1,000)	42,614	3,399,319	50,358	(2,047)	85,761
SL Liquidity Series, LLC, Money Market Series	99,233	—	(99,233)[1]	—	—	7,4472	397	7
Total					$24,598,896	$382,228	$(4,810)	$1,299,371

[1]	Represents net shares sold.
[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Non-income producing security.
(c)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(d)	Current yield as of period end.

Portfolio Abbreviations

ETF	Exchange-Traded Fund

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Consolidated Schedule of Investments (concluded)	BlackRock iShares® Alternative Strategies V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$24,598,896	—	—	$24,598,896

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock iShares® Alternative Strategies V.I. Fund

Assets
Investments at value — affiliated (cost — $23,414,468)	$24,598,896
Cash	15,957
Receivables:
Securities lending income — affiliated	3,555
Capital shares sold	28,166
Dividends — affiliated	36
From the Manager	9,867
Prepaid expenses	583

Total assets	24,657,060

Liabilities
Payables:
Investments purchased	48,447
Capital shares redeemed	20,196
Distribution fees	1,910
Investment advisory fees	5,029
Other accrued expenses	4,796
Other affiliates	164
Printing fees	21,319
Professional fees	32,234
Transfer agent fees	9,149

Total liabilities	143,244

Net Assets	$24,513,816

Net Assets Consist of
Paid-in capital	$23,514,757
Undistributed net investment income	301,266
Accumulated net realized loss	(486,635)
Net unrealized appreciation (depreciation)	1,184,428

Net Assets	$24,513,816

Net Asset Value
Class I — Based on net assets of $14,791,254 and 1,357,340 shares outstanding, 100 million shares authorized, $0.10 par value	$10.90

Class III — Based on net assets of $9,722,562 and 896,374 shares outstanding, 100 million shares authorized, $0.10 par value	$10.85

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Consolidated Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock iShares® Alternative Strategies V.I. Fund

Investment Income
Dividends — affiliated	$374,781
Securities lending — affiliated — net	7,447

Total investment income	382,228

Expenses
Professional	32,723
Investment advisory	28,832
Transfer agent	2,480
Transfer agent — class specific	25,523
Distribution — class specific	10,703
Printing	5,566
Accounting services	4,750
Officer and Directors	3,467
Custodian	2,505
Miscellaneous	2,608

Total expenses	119,157
Less:
Fees waived by the Manager	(8,308)
Transfer agent fees reimbursed — class specific	(25,110)

Total expenses after fees waived and reimbursed	85,739

Net investment income	296,489

Realized and Unrealized Gain (Loss)
Net realized loss on investments — affiliated	(4,810)
Net change in unrealized appreciation (depreciation) on investments — affiliated	1,299,371

Net realized and unrealized gain	1,294,561

Net Increase in Net Assets Resulting from Operations	$1,591,050

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Statements of Changes in Net Assets	BlackRock iShares® Alternative Strategies V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$296,489	$574,680
Net realized loss	(4,810)	(272,382)
Net change in unrealized appreciation (depreciation)	1,299,371	342,360

Net increase in net assets resulting from operations	1,591,050	644,658

Distributions to Shareholders[1]
From net investment income:
Class I	—	(374,610)
Class III	—	(197,011)
From return of capital:
Class I	—	(1,529)
Class III	—	(853)

Decrease in net assets resulting from distributions to shareholders	—	(574,003)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,437,271	9,547,597

Net Assets
Total increase in net assets	3,028,321	9,618,252
Beginning of period	21,485,495	11,867,243

End of period	$24,513,816	$21,485,495

Undistributed net investment income, end of period	$301,266	$4,777

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Consolidated Financial Highlights	BlackRock iShares® Alternative Strategies V.I. Fund

	Class I
	Six Months Ended June 30, 2017	Year Ended December 31,		Period April 30, 2014[1] to December 31,
	(Unaudited)	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$10.15	$9.79	$10.20	$10.00

Net investment income[2]	0.14	0.35	0.37	0.31
Net realized and unrealized gain (loss)	0.61	0.30	(0.47)	0.03

Net increase (decrease) from investment operations	0.75	0.65	(0.10)	0.34

Distributions:[3]
From net investment income	—	(0.29)	(0.30)	(0.13)
From net realized capital gains	—	—	—	(0.01)
From return of capital	—	(0.00)[4]	(0.01)	(0.00)[4]

Total distributions	—	(0.29)	(0.31)	(0.14)

Net asset value, end of period	$10.90	$10.15	$9.79	$10.20

Total Return[5]
Based on net asset value	7.39%[6]	6.59%	(1.02)%	3.32%[6]

Ratios to Average Net Assets[7]
Total expenses	0.94%[8]	1.10%	2.15%	8.81%[8,9]

Total expenses after fees waived and reimbursed	0.65%[8]	0.65%	0.71%	0.75%[8]

Net investment income	2.62%[8]	3.30%	3.59%	4.36%[8]

Supplemental Data
Net assets, end of period (000)	$14,791	$13,800	$9,707	$5,116

Portfolio turnover rate	26%	47%	37%	34%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.38%	0.34%	0.37%	0.41%

[8]	Annualized.
[9]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 9.60% and 9.03%, respectively.

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Financial Highlights (concluded)	BlackRock iShares® Alternative Strategies V.I. Fund

	Class III
	Six Months Ended June 30, 2017	Year Ended December 31,		Period April 30, 2014[1] to December 31,
	(Unaudited)	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$10.12	$9.77	$10.20	$10.00

Net investment income[2]	0.13	0.36	0.39	0.36
Net realized and unrealized gain (loss)	0.60	0.26	(0.52)	(0.03)

Net increase (decrease) from investment operations	0.73	0.62	(0.13)	0.33

Distributions:[3]
From net investment income	—	(0.27)	(0.29)	(0.12)
From net realized capital gains	—	—	—	(0.01)
From return of capital	—	(0.00)[4]	(0.01)	(0.00)[4]

Total distributions	—	(0.27)	(0.30)	(0.13)

Net asset value, end of period	$10.85	$10.12	$9.77	$10.20

Total Return[5]
Based on net asset value	7.21%[6]	6.33%	(1.24)%	3.26%[6]

Ratios to Average Net Assets[7]
Total expenses	1.20%[8]	1.29%	2.26%	8.54%[8,9]

Total expenses after fees waived and reimbursed	0.90%[8]	0.90%	0.94%	1.00%[8]

Net investment income	2.48%[8]	3.38%	3.81%	5.05%[8]

Supplemental Data
Net assets, end of period (000)	$9,723	$7,685	$2,160	$334

Portfolio turnover rate	26%	47%	37%	34%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.38%	0.34%	0.37%	0.41%

[8]	Annualized.
[9]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 9.60% and 9.03%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Notes to Consolidated Financial Statements (Unaudited)	BlackRock iShares® Alternative Strategies V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock iShares® Alternative Strategies V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of iShares® Alternative Strategies V.I. Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of June 30, 2017 were $1,838,288, which is 7.5% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the iShares® Alternative Strategies V.I. Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.250%
$1 Billion - $3 Billion	0.240%
$3 Billion - $5 Billion	0.225%
$5 Billion - $10 Billion	0.220%
Greater than $10 Billion	0.210%

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2017, the class specific distribution fees borne directly by Class III is $10,703.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$15,577	$9,946	$25,523

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $30.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $110 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.65%
Class III	0.90%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, the Manager waived and/or reimbursed $8,278, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

The following table shows the class specific expense reimbursements shown as transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations.

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$15,326	$9,784	$25,110

With respect to the contractual expense caps, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On June 30, 2017, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires December 31,
	2017	2018	2019
Fund Level	$116,781	$46,338	$8,278
Class I	$17,186	$22,342	$15,326
Class III	$1,013	$6,323	$9,784

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $1,859 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2017, the Fund did not participate in the Interfund Lending Program.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $7,709,555 and $5,959,092, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and each of the two years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2016, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $202,204.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$23,689,312

Gross unrealized appreciation	$955,240
Gross unrealized depreciation	(45,656)

Net unrealized depreciation	$909,584

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Notes to Consolidated Financial Statements (concluded)	BlackRock iShares® Alternative Strategies V.I. Fund

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	134,994	$1,427,527	601,734	$6,360,317
Shares issued in reinvestment of distributions	—	—	37,058	376,139
Shares redeemed	(136,749)	(1,455,102)	(270,838)	(2,840,041)

Net increase (decrease)	(1,755)	$(27,575)	367,954	$3,896,415

Class III
Shares sold	234,296	$2,489,505	773,886	$8,159,220
Shares issued in reinvestment of distributions	—	—	19,552	197,864
Shares redeemed	(97,437)	(1,024,659)	(255,008)	(2,705,902)

Net increase	136,859	$1,464,846	538,430	$5,651,182

Total Net Increase	135,104	$1,437,271	906,384	$9,547,597

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock iShares® Dynamic Allocation V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Allocation V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-months period ended June 3, 2017, the Fund underperformed its blended benchmark (60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index).

What factors influenced performance?

•	The largest detractor from Fund performance was exposure to the iShares Commodities Select Strategy ETF.

•	The largest contributor to Fund performance was exposure to the iShares MSCI EAFE ETF. This was followed by exposure to the iShares Core S&P 500 ETF.

Describe recent portfolio activity.

•

During the six-month period, the Fund increased exposure to international developed and emerging markets equities, while reducing U.S. equity exposure to neutral. In addition, the Fund reduced exposure to Treasury Inflation-Protected Securities and agency mortgage-backed securities, in favor of investment grade corporate credit, high yield and U.S. Treasuries.

Describe portfolio positioning at period end.

•

At period end, the Fund was underweight U.S. investments relative to international developed and emerging market equities. The Fund’s top holdings included exposure to international developed market and emerging market equities. Within equities, the Fund maintained exposure to U.S. large-, mid- and small-cap, and minimum volatility and preferred stocks. Within fixed income, the Fund maintained exposure to U.S. credit and Treasuries, agency bonds and high yield. Additionally, the Fund ended the period with exposure to U.S. real estate, broad commodities and precious metals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	46%
Short-Term Securities	30
Fixed Income Funds	23
Commodity Funds	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock iShares® Dynamic Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity, fixed income and alternative indices.

[3]	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns
	6-Month Total Returns[8]	1 Year[8]	Since Inception[8,9]
Class I7	7.21%	9.42%	3.39%
Class III[7]	7.12	9.21	3.15
60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index	7.72	10.80	4.75
MSCI All Country World Index	11.48	18.78	5.88
Bloomberg Barclays U.S. Aggregate Bond Index	2.27	(0.31)	2.73

[7]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[8]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[9]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[11]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[10]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[10]	Annualized Expense Ratio
Class I	$1,000.00	$1,072.10	$2.72	$1,000.00	$1,022.17	$2.66	0.53%
Class III	$1,000.00	$1,071.20	$4.01	$1,000.00	$1,020.93	$3.91	0.78%

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

Disclosure of Expenses	BlackRock iShares® Dynamic Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Schedule of Investments June 30, 2017 (Unaudited)	BlackRock iShares® Dynamic Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Commodity Funds — 1.4%
iShares Commodities Select Strategy ETF	4,861	$158,420
iShares Gold Trust (b)(c)	9,409	112,343
iShares Silver Trust (b)(c)	4,315	67,789

		338,552

Equity Funds — 65.5%
iShares Core MSCI Emerging Markets ETF (d)	40,500	2,026,620
iShares Core S&P 500 ETF	13,254	3,226,156
iShares Core S&P Mid-Cap ETF	9,589	1,668,006
iShares Core S&P Small-Cap ETF (d)	17,996	1,261,700
iShares Edge MSCI Minimum Volatility Global ETF	7,397	585,103
iShares Edge MSCI Minimum Volatility USA ETF (d)	17,650	863,615
iShares Global Infrastructure ETF	7,337	322,608
iShares MSCI Canada ETF	20,775	555,939
iShares MSCI EAFE ETF (d)	68,973	4,497,040
iShares MSCI EAFE Small-Cap ETF	13,000	751,920
iShares U.S. Real Estate ETF (d)	4,000	319,080

		16,077,787

Fixed Income Funds — 33.3%
iShares 1-3 Year Treasury Bond ETF	20,900	1,765,841
iShares Agency Bond ETF	8,729	992,487

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds (continued)
iShares CMBS ETF	290	$14,906
iShares iBoxx $ High Yield Corporate Bond ETF (d)	11,798	1,042,825
iShares iBoxx $ Investment Grade Corporate Bond ETF	14,040	1,691,960
iShares J.P. Morgan USD Emerging Markets Bond ETF (d)	1,970	225,289
iShares U.S. Credit Bond ETF (d)	16,407	1,832,334
iShares U.S. Preferred Stock ETF (d)	15,313	599,810

		8,165,452

Short-Term Securities — 43.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (e)	74,017	74,017
SL Liquidity Series, LLC, Money Market Series, 1.27% (e)(f)	10,617,624	10,618,686

		10,692,703

Total Affiliated Investment Companies (Cost — $33,596,242) — 143.7%		35,274,494
Liabilities in Excess of Other Assets — (43.7)%		(10,725,510)

Net Assets — 100.0%		$24,548,984

Portfolio Abbreviation
ETF	Exchange-Traded Fund

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Consolidated Schedule of Investments (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Notes to Consolidated Schedule of Investments

(a)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Shares Purchased		Shares Sold	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	64,554	9,463	[1]	—	74,017	$ 74,017	$348		—	—
iShares 10+ Year Credit Bond ETF	1,867	—		(1,867)	—	—	—		$ (212)	$ 1,094
iShares 1-3 Year Treasury Bond ETF	4,800	16,300		(200)	20,900	1,765,841	4,832		(90)	(993)
iShares Agency Bond ETF	9,129	600		(1,000)	8,729	992,487	5,966		(1,865)	11,261
iShares CMBS ETF	1,490	—		(1,200)	290	14,906	524		(639)	1,345
iShares Commodities Select Strategy ETF	2,800	2,061		—	4,861	158,420	808		—	(6,123)
iShares Core MSCI Emerging Markets ETF	—	41,200		(700)	40,500	2,026,620	14,436		802	139,219
iShares Core S&P 500 ETF	10,569	3,215		(530)	13,254	3,226,156	27,069		2,291	214,796
iShares Core S&P Mid-Cap ETF	6,644	6,880		(3,935)	9,589	1,668,006	12,219		5,338	68,787
iShares Core S&P Small-Cap ETF	6,328	11,958		(290)	17,996	1,261,700	7,495		2,943	21,886
iShares Core S&P U.S. Value ETF	—	28,712		(28,712)	—	—	6,270		11,105	—
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	3,300	—		(3,300)	—	—	—		(8,623)	14,309
iShares Edge MSCI Minimum Volatility Global ETF	14,267	200		(7,070)	7,397	585,103	6,205		(5,202)	59,019
iShares Edge MSCI Minimum Volatility USA ETF	—	17,750		(100)	17,650	863,615	5,919		5	35,120
iShares Edge MSCI USA Momentum Factor ETF	5,100	—		(5,100)	—	—	—		6,865	1,306
iShares Global Infrastructure ETF	—	7,337		—	7,337	322,608	5,325		—	28,068
iShares Gold Trust	15,184	4,675		(10,450)	9,409	112,343	—		(6,876)	15,674
iShares iBoxx $ High Yield Corporate Bond ETF	5,548	6,350		(100)	11,798	1,042,825	16,421		(22)	15,796
iShares iBoxx $ Investment Grade Corporate Bond ETF	7,540	7,800		(1,300)	14,040	1,691,960	15,869		(1,343)	35,811
iShares J.P. Morgan USD Emerging Markets Bond ETF	7,270	—		(5,300)	1,970	225,289	4,394		(1,349)	18,900
iShares MBS ETF	9,464	200		(9,664)	—	—	4,162		(13,782)	19,396
iShares MSCI Canada ETF	7,625	13,150		—	20,775	555,939	4,343		—	3,611
iShares MSCI EAFE ETF	35,923	35,750		(2,700)	68,973	4,497,040	72,730		1,623	396,126
iShares MSCI EAFE Small-Cap ETF	—	13,000		—	13,000	751,920	10,001		—	47,954
iShares Russell 1000 ETF	17,587	300		(17,887)	—	—	5,045		297,156	(237,361)
iShares Silver Trust	6,506	1,004		(3,195)	4,315	67,789	—		(2,087)	7,179
iShares TIPS Bond ETF	1,894	1,630		(3,524)	—	—	547		7,091	(1,427)
iShares U.S. Credit Bond ETF	16,517	1,790		(1,900)	16,407	1,832,334	21,387		(4,909)	43,959
iShares U.S. Preferred Stock ETF	30,613	300		(15,600)	15,313	599,810	15,174		(25,604)	67,298
iShares U.S. Real Estate ETF	5,100	900		(2,000)	4,000	319,080	4,958		(5,715)	16,976
iShares U.S. Treasury Bond ETF	35,580	1,600		(37,180)	—	—	—		3,476	892
SL Liquidity Series, LLC, Money Market Series	5,525,311	5,092,313	[1]	—	10,617,624	10,618,686	13,078	[2]	(5)	(306)
Total						$35,274,494	$285,525		$ 260,372	$1,039,572

[1]	Represents net shares sold.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Non-income producing security.

(c)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

(d)	Security, or a portion of the security, is on loan.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities.

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (concluded)	BlackRock iShares® Dynamic Allocation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$24,655,808	—	—	$24,655,808

Investments Valued at NAV[1]				10,618,686

Total Investments				$35,274,494

[1]	As of June 30, 2017, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Consolidated Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock iShares® Dynamic Allocation V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $10,406,097) (cost — $33,596,242)	$35,274,494
Cash	1,524
Receivables:
Securities lending income — affiliated	3,165
Capital shares sold	171
Dividends — affiliated	80
From the Manager	9,589
Prepaid expenses	578

Total assets	35,289,601

Liabilities
Cash collateral on securities loaned at value	10,618,716
Payables:
Investments purchased	30,990
Capital shares redeemed	24,611
Distribution fees	503
Investment advisory fees	2,171
Other affiliates	161
Other accrued expenses	34,585
Professional fees	28,880

Total liabilities	10,740,617

Net Assets	$24,548,984

Net Assets Consist of
Paid-in capital	$23,340,960
Undistributed net investment income	231,688
Accumulated net realized loss	(701,916)
Net unrealized appreciation (depreciation)	1,678,252

Net Assets	$24,548,984

Net Asset Value
Class I — Based on net assets of $21,970,752 and 2,080,091 shares outstanding, 100 million shares authorized, $0.10 par value	$10.56

Class III — Based on net assets of $2,578,232 and 244,875 shares outstanding, 100 million shares authorized, $0.10 par value	$10.53

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Income
Dividends — affiliated	$272,447
Securities lending — affiliated — net	13,078

Total investment income	285,525

Expenses
Professional	30,733
Transfer agent	2,480
Transfer agent — class specific	23,535
Investment advisory	16,570
Printing	10,627
Accounting services	4,609
Officer and Directors	3,456
Distribution — class specific	2,690
Custodian	2,285
Miscellaneous	2,989

Total expenses	99,974
Less:
Fees waived by the Manager	(13,694)
Transfer agent fees reimbursed — class specific	(23,525)
Expenses reimbursed by the Manager	(1,442)

Total expenses after fees waived and reimbursed	61,313

Net investment income	224,212

Realized and Unrealized Gain
Net realized gain on investments — affiliated	260,372
Net change in unrealized appreciation (depreciation) on investments — affiliated	1,039,572

Net realized and unrealized gain	1,299,944

Net Increase in Net Assets Resulting from Operations	$1,524,156

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Consolidated Statements of Changes in Net Assets	BlackRock iShares® Dynamic Allocation V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$224,212	$413,686
Net realized gain (loss)	260,372	(270,823)
Net change in unrealized appreciation (depreciation)	1,039,572	1,069,860

Net increase (decrease) in net assets resulting from operations	1,524,156	1,212,723

Distributions to Shareholders[1]
From net investment income:
Class I	—	(374,605)
Class III	—	(33,466)
From return of capital:
Class I	—	(9,940)
Class III	—	(992)

Decrease in net assets resulting from distributions to shareholders	—	(419,003)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	3,086,188	3,334,801

Net Assets
Total increase in net assets	4,610,344	4,128,521
Beginning of period	19,938,640	15,810,119

End of period	$24,548,984	$19,938,640

Undistributed net investment income, end of period	$231,688	$7,476

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Consolidated Financial Highlights	BlackRock iShares® Dynamic Allocation V.I. Fund

	Class I
	Six Months Ended June 30, 2017	Year Ended December 31,		Period April 30, 2014[1] to December 31,
	(Unaudited)	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$9.85	$9.45	$10.02	$10.00

Net investment income[2]	0.10	0.22	0.24	0.20
Net realized and unrealized gain (loss)	0.61	0.39	(0.63)	(0.07)

Net increase (decrease) from investment operations	0.71	0.61	(0.39)	0.13

Distributions:[3]
From net investment income	—	(0.20)	(0.17)	(0.10)
From net realized capital gains	—	—	—	(0.01)
From return of capital	—	(0.01)	(0.01)	—

Total distributions	—	(0.21)	(0.18)	(0.11)

Net asset value, end of period	$10.56	$9.85	$9.45	$10.02

Total Return[4]
Based on net asset value	7.21%[5]	6.49%	(3.88)%	1.27%[5]

Ratios to Average Net Assets[6]
Total expenses	0.88%[7]	0.83%	1.90%	6.47%[7,8]

Total expenses after fees waived and reimbursed	0.53%[7]	0.53%	0.64%	0.75%[7]

Net investment income	2.04%[7]	2.27%	2.41%	2.85%[7]

Supplemental Data
Net assets, end of period (000)	$21,971	$18,135	$14,636	$6,092

Portfolio turnover rate	47%	54%	54%	25%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.20%	0.23%	0.29%	0.27%

[7]	Annualized.

[8]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.00% and 9.13%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Consolidated Financial Highlights (concluded)	BlackRock iShares® Dynamic Allocation V.I. Fund

	Class III
	Six Months Ended June 30, 2017	Year Ended December 31,		Period April 30, 2014[1] to December 31,
	(Unaudited)	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$9.83	$9.44	$10.01	$10.00

Net investment income[2]	0.10	0.21	0.26	0.17
Net realized and unrealized gain (loss)	0.60	0.37	(0.66)	(0.06)

Net increase (decrease) from investment operations	0.70	0.58	(0.40)	0.11

Distributions:[3]
From net investment income	—	(0.18)	(0.16)	(0.09)
From net realized capital gains	—	—	—	(0.01)
From return of capital	—	(0.01)	(0.01)	—

Total distributions	—	(0.19)	(0.17)	(0.10)

Net asset value, end of period	$10.53	$9.83	$9.44	$10.01

Total Return[4]
Based on net asset value	7.12%[5]	6.16%	(3.99)%	1.05%[5]

Ratios to Average Net Assets[6]
Total expenses	1.17%[7]	1.02%	1.87%	8.32%[7,8]

Total expenses after fees waived and reimbursed	0.78%[7]	0.78%	0.86%	1.00%[7]

Net investment income	1.91%[7]	2.08%	2.56%	2.54%[7]

Supplemental Data
Net assets, end of period (000)	$2,578	$1,804	$1,174	$20

Portfolio turnover rate	47%	54%	54%	25%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.20%	0.23%	0.29%	0.27%

[7]	Annualized.

[8]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.00% and 9.13%, respectively.

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Consolidated Financial Statements (Unaudited)	BlackRock iShares® Dynamic Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock iShares® Dynamic Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of iShares® Dynamic Allocation V.I. Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of June 30, 2017 were $180,764, which is 0.74% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the iShares® Dynamic Allocation V.I. Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$ 1,073,112	$(1,073,112)	—
JP Morgan Securities LLC	9,332,985	(9,332,985)	—

Total	$10,406,097	$(10,406,097)	—

[1]

Cash collateral with a value of $10,618,716 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2017, the class specific distribution fees borne directly by Class III is $2,690.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$20,848	$2,687	$23,535

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $44.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $108 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.53%
Class III	0.78%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, the Manager waived and/or reimbursed $13,650 and $1,442, respectively, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

The following table shows the class specific expense reimbursements shown as transfer agent fees reimbursed - class specific in the Consolidated Statement of Operations.

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$20,840	$2,685	$23,525

With respect to the contractual expense caps, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On June 30, 2017, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires December 31,
	2017	2018	2019
Fund Level	$122,310	$21,999	$15,092
Class I	$21,925	$29,259	$20,840
Class III	$265	$2,053	$2,685

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $3,269 for securities lending agent services.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the fund’s investment restrictions. If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $13,683,774 and $10,384,941, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and each of the two years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2016, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $754,844.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$33,744,777

Gross unrealized appreciation	$1,534,857
Gross unrealized depreciation	(5,140)

Net unrealized appreciation	$1,529,717

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Consolidated Financial Statements (concluded)

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	361,134	$3,715,112	523,146	$4,986,995
Shares issued in reinvestment of distributions	—	—	39,040	384,545
Shares redeemed	(122,486)	(1,259,514)	(269,060)	(2,597,902)

Net increase	238,648	$2,455,598	293,126	$2,773,638

Class III
Shares sold	80,336	$824,507	83,719	$801,538
Shares issued in reinvestment of distributions	—	—	3,505	34,458
Shares redeemed	(18,968)	(193,917)	(28,150)	(274,833)

Net increase	61,368	$630,590	59,074	$561,163

Total Net Increase	300,016	$3,086,188	352,200	$3,334,801

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	19

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock iShares® Dynamic Fixed Income V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Fixed Income V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•	The largest contributor to Fund performance was exposure to the iShares U.S. Credit Bond ETF. This was followed by exposure to the iShares iBoxx $ Investment Grade Corporate Bond ETF.

•	There were no significant detractors from returns during the six-month period.

Describe recent portfolio activity.

•

During the reporting period, the Fund reduced exposure to Treasury Inflation-Protected Securities and agency mortgage-backed securities in favor of investment grade corporate credit, high yield and U.S. Treasuries.

Describe portfolio positioning at period end.

•

At period end, the Fund maintained an overweight to credit. The Fund’s top holdings included U.S. credit and Treasuries. The Fund maintained exposure to investment grade credit, high yield and agency bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	71%
Short-Term Securities	29

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock iShares® Dynamic Fixed Income V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track fixed income indices.

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2017
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	Since Inception[6,7]
Class I5	2.63%	0.55%	1.95%
Class III[5]	2.44	0.26	1.66
Bloomberg Barclays U.S. Aggregate Bond Index	2.27	(0.31)	2.73

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,026.30	$2.51	$1,000.00	$1,022.32	$2.51	0.50%
Class III	$1,000.00	$1,024.40	$3.76	$1,000.00	$1,021.08	$3.76	0.75%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

Disclosure of Expenses	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock iShares® Dynamic Fixed Income V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 99.9%
iShares 1-3 Year Treasury Bond ETF (b)	50,986	$4,307,807
iShares Agency Bond ETF	23,545	2,677,067
iShares iBoxx $ High Yield Corporate Bond ETF (b)	29,078	2,570,204
iShares iBoxx $ Investment Grade Corporate Bond ETF	32,666	3,936,580
iShares U.S. Credit Bond ETF (b)	42,167	4,709,211

		18,200,869

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 41.7%
SL Liquidity Series, LLC, Money Market Series, 1.27% (c)(d)	7,597,307	$7,598,066
Total Affiliated Investment Companies (Cost — $25,511,154) — 141.6%		25,798,935
Liabilities in Excess of Other Assets — (41.6)%		(7,585,125)

Net Assets — 100.0%		$18,213,810

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Shares Purchased		Shares Sold	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	50,671	—		(50,671)[1]	—	—	$ 289		—	—
iShares 1-3 Year Treasury Bond ETF	11,043	44,543		(4,600)	50,986	$4,307,807	12,368		$(1,725)	$ (1,175)
iShares 10+ Year Credit Bond ETF	2,644	—		(2,644)	—	—	—		(299)	1,549
iShares Agency Bond ETF	20,567	3,378		(400)	23,545	2,677,067	15,267		(1,116)	25,026
iShares CMBS ETF	3,017	—		(3,017)	—	—	990		(1,356)	2,751
iShares iBoxx $ High Yield Corporate Bond ETF	12,948	18,520		(2,390)	29,078	2,570,204	42,475		(46)	41,620
iShares iBoxx $ Investment Grade Corporate Bond ETF	17,126	20,610		(5,070)	32,666	3,936,580	38,346		(16,888)	98,174
iShares MBS ETF	21,583	—		(21,583)	—	—	10,214		(37,655)	51,711
iShares TIPS Bond ETF	4,125	—		(4,125)	—	—	1,417		14,081	(171)
iShares U.S. Credit Bond ETF	36,344	7,023		(1,200)	42,167	4,709,211	55,905		(5,060)	106,816
iShares U.S. Treasury Bond ETF	80,879	—		(80,879)	—	—	—		(14,746)	24,286
SL Liquidity Series, LLC, Money Market Series	3,328,792	4,268,515	[2]	—	7,597,307	7,598,066	14,495	[3]	489	(616)
Total						$25,798,935	$191,766		$(64,321)	$349,971

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Security, or a portion of the security, is on loan.

(c)	Security was purchased with the cash collateral from loaned securities.

(d)	Current yield as of period end.

Portfolio Abbreviation
ETF	Exchange-Traded Fund

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments (concluded)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$18,200,869	—	—	$18,200,869

Investments Valued at NAV[1]				7,598,066

Total Investments				$25,798,935

[1]	As of June 30, 2017, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefor have been excluded from the fair value hierarchy.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $7,437,426)(cost — $25,511,154)	$25,798,935
Receivables:
Investments sold	61,895
Securities lending income — affiliated	5,002
Capital shares sold	45,843
Dividends — affiliated	58
From the Manager	6,636
Prepaid expenses	372

Total assets	25,918,741

Liabilities
Bank overdraft	27,041
Cash collateral on securities loaned at value	7,598,133
Payables:
Capital shares redeemed	33,565
Distribution fees	663
Other accrued expenses	25,960
Other affiliates	123
Professional fees	19,446

Total liabilities	7,704,931

Net Assets	$18,213,810

Net Assets Consist of
Paid-in capital	$18,095,609
Undistributed net investment income	151,957
Accumulated net realized loss	(321,537)
Net unrealized appreciation (depreciation)	287,781

Net Assets	$18,213,810

Net Asset Value
Class I — Based on net assets of $14,904,141 and 1,469,022 shares outstanding, 100 million shares authorized, $0.10 par value	$10.15

Class III — Based on net assets of $3,309,669 and 327,974 shares outstanding, 100 million shares authorized, $0.10 par value	$10.09

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Investment Income
Dividends — affiliated	$177,271
Securities lending — affiliated — net	14,495

Total investment income	191,766

Expenses
Professional	25,923
Transfer agent	2,480
Transfer agent — class specific	14,019
Investment advisory	12,620
Printing	9,915
Accounting services	4,154
Distribution — class specific	3,858
Officer and Directors	3,431
Custodian	2,459
Miscellaneous	2,593

Total expenses	81,452
Less:
Fees waived by the Manager	(12,620)
Transfer agent fees reimbursed — class specific	(14,007)
Expenses reimbursed by the Manager	(8,826)

Total expenses after fees waived and reimbursed	45,999

Net investment income	145,767

Realized and Unrealized Gain (Loss)
Net realized loss on investments — affiliated	(64,321)
Net change in unrealized appreciation (depreciation) on investments — affiliated	349,971

Net realized and unrealized gain	285,650

Net Increase in Net Assets Resulting from Operations	$431,417

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statements of Changes in Net Assets	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$145,767	$284,384
Net realized loss	(64,321)	(37,207)
Net change in unrealized appreciation (depreciation)	349,971	48,035

Net increase in net assets resulting from operations	431,417	295,212

Distributions to Shareholders[1]
From net investment income:
Class I	—	(227,289)
Class III	—	(53,934)
From return of capital:
Class I	—	(4,176)
Class III	—	(1,103)

Decrease in net assets resulting from distributions to shareholders	—	(286,502)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	2,368,254	5,913,447

Net Assets
Total increase in net assets	2,799,671	5,922,157
Beginning of period	15,414,139	9,491,982

End of period	$18,213,810	$15,414,139

Undistributed net investment income, end of period	$151,957	$6,190

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Financial Highlights	BlackRock iShares® Dynamic Fixed Income V.I. Fund

	Class I
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,		Period April 30, 2014[1] to December 31, 2014
		2016	2015
Per Share Operating Performance
Net asset value, beginning of period	$9.89	$9.74	$10.05	$10.00

Net investment income[2]	0.09	0.22	0.24	0.12
Net realized and unrealized gain (loss)	0.17	0.12	(0.36)	0.01

Net increase (decrease) from investment operations	0.26	0.34	(0.12)	0.13

Distributions:[3]
From net investment income	—	(0.19)	(0.19)	(0.08)
From net realized capital gains	—	—	—	(0.00)[4]
From return of capital	—	(0.00)[4]	(0.00)[4]	(0.00)[4]

Total distributions	—	(0.19)	(0.19)	(0.08)

Net asset value, end of period	$10.15	$9.89	$9.74	$10.05

Total Return[5]
Based on net asset value	2.63%[6]	3.50%	(1.20)%	1.30%[6]

Ratios to Average Net Assets[7]
Total expenses	0.92%[8]	1.00%	1.91%	7.16%[8,9]

Total expenses after fees waived and reimbursed	0.50%[8]	0.50%	0.63%	0.75%[8]

Net investment income	1.78%[8]	2.19%	2.33%	1.83%[8]

Supplemental Data
Net assets, end of period (000)	$14,904	$12,208	$8,346	$3,624

Portfolio turnover rate	44%	38%	58%	61%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.19%	0.20%	0.26%	0.25%

[8]	Annualized.

[9]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.71% and 8.93%, respectively.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

	Class III
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,		Period April 30, 2014[1] to December 31, 2014
		2016	2015
Per Share Operating Performance
Net asset value, beginning of period	$9.85	$9.70	$10.03	$10.00

Net investment income[2]	0.07	0.20	0.27	0.14
Net realized and unrealized gain (loss)	0.17	0.12	(0.42)	(0.04)

Net increase (decrease) from investment operations	0.24	0.32	(0.15)	0.10

Distributions:[3]
From net investment income	—	(0.17)	(0.18)	(0.07)
From net realized capital gains	—	—	—	(0.00)[4]
From return of capital	—	(0.00)[4]	(0.00)[4]	(0.00)[4]

Total distributions	—	(0.17)	(0.18)	(0.07)

Net asset value, end of period	$10.09	$9.85	$9.70	$10.03

Total Return[5]
Based on net asset value	2.44%[6]	3.32%	(1.47)%	1.03%[6]

Ratios to Average Net Assets[7]
Total expenses	1.20%[8]	1.15%	2.06%	8.57%[8,9]

Total expenses after fees waived and reimbursed	0.75%[8]	0.75%	0.84%	1.00%[8]

Net investment income	1.50%[8]	2.00%	2.71%	1.98%[8]

Supplemental Data
Net assets, end of period (000)	$3,310	$3,206	$1,146	$78

Portfolio turnover rate	44%	38%	58%	61%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.19%	0.20%	0.26%	0.25%

[8]	Annualized.

[9]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.71% and 8.93%, respectively.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30,2017	11

Notes to Financial Statements (Unaudited)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Dynamic Fixed Income V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Jefferies LLC	$5,834	$(5,834)	—
JP Morgan Securities LLC	4,992,559	(4,992,559)	—
UBS Securities LLC	2,439,033	(2,439,033)	—
Total	$7,437,426	$(7,437,426)	—

[1]

Cash collateral with a value of $7,598,133 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2017, the class specific distribution fees borne directly by Class III is $3,858.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$10,992	$3,027	$14,019

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $38.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $83 for certain accounting services, which is included in accounting services in the Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.50%
Class III	0.75%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, the Manager waived and/or reimbursed $12,582 and $8,826, respectively, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

The following table shows the class specific expense reimbursements shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$10,983	$3,024	$14,007

With respect to the contractual expense caps, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On June 30, 2017, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires December 31,
	2017	2018	2019
Fund Level	$80,571	$46,758	$21,408
Class I	$9,548	$15,057	$10,983
Class III	$282	$1,390	$3,024

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $3,623 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the fund’s investment restrictions. If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2017, the Fund did not participate in the Interfund Lending Program.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $9,893,256 and $7,411,493, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and for each of the two years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2016, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $176,562.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$25,625,526

Gross unrealized appreciation	$179,408
Gross unrealized depreciation	(5,999)

Net unrealized depreciation	$173,409

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Notes to Financial Statements (concluded)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	380,468	$3,796,558	699,521	$7,089,699
Shares issued in reinvestment of distributions	—	—	23,404	231,465
Shares redeemed	(145,565)	(1,454,426)	(346,095)	(3,495,708)

Net increase	234,903	$2,342,132	376,830	$3,825,456

Class III
Shares sold	90,083	$897,088	250,040	$2,520,285
Shares issued in reinvestment of distributions	—	—	5,587	55,037
Shares redeemed	(87,588)	(870,966)	(48,249)	(487,331)

Net increase	2,495	$26,122	207,378	$2,087,991

Total Net Increase	237,398	$2,368,254	584,208	$5,913,447

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

JUNE 30, 2017
SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®
BlackRock Variable Series Funds, Inc.
▶ BlackRock iShares® Equity Appreciation V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock iShares® Equity Appreciation V.I. Fund

Investment Objective

BlackRock iShares® Equity Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek to provide growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

•	There were no significant detractors from performance during period, as all of the underlying Funds performed well relative to their respective benchmarks.

•	The largest contributor to Fund performance was exposure to the iShares MSCI EAFE ETF. This was followed by exposure to the iShares Core S&P 500 ETF.

Describe recent portfolio activity.

•	During the period, the Fund increased exposure to international developed and emerging markets equities, while reducing U.S. equity exposure to a neutral weight.

Describe portfolio positioning at period end.

•

At period end, the Fund was underweight in U.S. equities relative to international developed and emerging market equities. The Fund’s top holdings included exposure to international developed markets. The Fund maintained exposure to emerging markets and U.S. large-, mid- and small-cap stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	69%
Short-Term Securities	31

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock iShares® Equity Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity indices.

[3]

This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	Since Inception[6,7]
Class I5	9.89%	18.18%	3.85%
Class III[5]	9.71	17.83	3.59
MSCI All Country World Index	11.48	18.78	5.88

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,098.90	$2.34	$1,000.00	$1,022.56	$2.26	0.45%
Class III	$1,000.00	$1,097.10	$3.64	$1,000.00	$1,021.32	$3.51	0.70%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

Disclosure of Expenses	BlackRock iShares® Equity Appreciation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock iShares® Equity Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 100.1%
iShares Core MSCI Emerging Markets ETF (b)	47,508	$2,377,300
iShares Core S&P 500 ETF	15,505	3,774,072
iShares Core S&P Mid-Cap ETF	11,159	1,941,108
iShares Core S&P Small-Cap ETF (b)	21,467	1,505,051
iShares Edge MSCI Minimum Volatility USA ETF (b)	20,934	1,024,301
iShares MSCI Canada ETF	24,957	667,849
iShares MSCI EAFE ETF	81,447	5,310,345
iShares MSCI EAFE Small-Cap ETF (b)	15,100	873,384

		17,473,410

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 44.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (c)	68,717	$68,717
SL Liquidity Series, LLC, Money Market Series, 1.27% (c)(d)	7,636,050	7,636,814

		7,705,531
Total Affiliated Investment Companies (Cost — $23,528,039) — 144.2%		25,178,941
Liabilities in Excess of Other Assets — (44.2)%		(7,715,619)

Net Assets — 100.0%		$17,463,322

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Shares Purchased		Shares Sold	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	167,372	—		(98,655)[1]	68,717	$ 68,717	$ 339		—	—
iShares Core MSCI Emerging Markets ETF	13,608	35,100		(1,200)	47,508	2,377,300	16,856		$ 789	$ 191,049
iShares Core S&P 500 ETF	12,333	4,172		(1,000)	15,505	3,774,072	31,504		(653)	242,998
iShares Core S&P Mid-Cap ETF	8,825	6,994		(4,660)	11,159	1,941,108	14,079		(3,308)	85,470
iShares Core S&P Small-Cap ETF	8,312	14,035		(880)	21,467	1,505,051	8,736		(471)	27,244
iShares Core S&P U.S. Value ETF	—	34,518		(34,518)	—	—	7,178		10,326	—
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	5,315	—		(5,315)	—	—	—		(11,204)	20,361
iShares Edge MSCI Minimum Volatility USA ETF	—	21,334		(400)	20,934	1,024,301	7,122		(5)	41,033
iShares Edge MSCI USA Momentum Factor ETF	4,774	—		(4,774)	—	—	—		6,422	1,226
iShares MSCI Canada ETF	11,257	14,400		(700)	24,957	667,849	5,264		17	8,640
iShares MSCI EAFE ETF	51,124	35,423		(5,100)	81,447	5,310,345	83,862		(4,127)	470,739
iShares MSCI EAFE Small-Cap ETF	—	15,200		(100)	15,100	873,384	11,564		227	54,759
iShares Russell 1000 ETF	24,511	1,386		(25,897)	—	—	5,884		343,147	(271,256)
SL Liquidity Series, LLC, Money Market Series	4,742,241	2,893,809	[2]	—	7,636,050	7,636,814	6,074	[3]	484	(151)
Total						$25,178,941	$198,462		$341,644	$ 872,112

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Security, or a portion of the security, is on loan.

(c)	Current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities.

Portfolio Abbreviation

ETF	Exchange-Traded Fund

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments (concluded)	BlackRock iShares® Equity Appreciation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$17,542,127	—	—	$17,542,127

Investments Valued at NAV[1]				7,636,814

Total Investments				$25,178,941

[1]	As of June 30, 2017, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock iShares® Equity AppreciationV.I.Fund

Assets
Investments at value — affiliated (including securities loaned at value of $7,485,698)(cost — $23,528,039)	$25,178,941
Receivables:
Securities lending income — affiliated	988
Capital shares sold	313
Dividends — affiliated	119
From the Manager	9,799
Prepaid expenses	361

Total assets	25,190,521

Liabilities
Cash collateral on securities loaned at value	7,636,849
Payables:
Investments purchased	37,409
Capital shares redeemed	5,345
Distribution fees	350
Other accrued expenses	47,157
Other affiliates	89

Total liabilities	7,727,199

Net Assets	$17,463,322

Net Assets Consist of
Paid-in capital	$16,181,226
Undistributed net investment income	167,161
Accumulated net realized loss	(535,967)
Net unrealized appreciation (depreciation)	1,650,902

Net Assets	$17,463,322

Net Asset Value
Class I — Based on net assets of $15,703,989 and 1,456,379 shares outstanding, 100 million shares authorized, $0.10 par value	$10.78

Class III — Based on net assets of $1,759,333 and 163,888 shares outstanding, 100 million shares authorized, $0.10 par value	$10.73

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock iShares® Equity Appreciation V.I. Fund

Investment Income
Dividends — affiliated	$192,388
Securities lending — affiliated — net	6,074

Total investment income	198,462

Expenses
Professional	27,112
Transfer agent	2,480
Transfer agent — class specific	16,447
Printing	9,370
Investment advisory	11,272
Accounting services	3,837
Officer and Directors	3,407
Distribution — class specific	2,161
Custodian	1,130
Miscellaneous	2,600

Total expenses	79,816
Less:
Fees waived by the Manager	(11,272)
Transfer agent fees reimbursed — class specific	(16,436)
Expenses reimbursed by the Manager	(16,056)

Total expenses after fees waived and reimbursed	36,052

Net investment income	162,410

Realized and Unrealized Gain
Net realized gain on investments — affiliated	341,644
Net change in unrealized appreciation (depreciation) on investments — affiliated	872,112

Net realized and unrealized gain	1,213,756

Net Increase in Net Assets Resulting from Operations	$1,376,166

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statements of Changes in Net Assets	BlackRock iShares® Equity Appreciation V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$162,410	$202,833
Net realized gain (loss)	341,644	(209,490)
Net change in unrealized appreciation (depreciation)	872,112	979,801

Net increase in net assets resulting from operations	1,376,166	973,144

Distributions to Shareholders[1]
From net investment income:
Class I	—	(176,891)
Class III	—	(21,981)
Return of capital:
Class I	—	(3,409)
Class III	—	(470)

Decrease in net assets resulting from distributions to shareholders	—	(202,751)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	3,234,047	4,632,288

Net Assets
Total increase in net assets	4,610,213	5,402,681
Beginning of period	12,853,109	7,450,428

End of period	$17,463,322	$12,853,109

Undistributed net investment income, end of period	$167,161	$4,751

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Financial Highlights	BlackRock iShares® Equity Appreciation V.I. Fund

	Class I
	Six Months Ended June 30, 2017	Year Ended December 31,		Period April 30, 2014[1]
	(Unaudited)	2016	2015	to December 31, 2014

Per Share Operating Performance
Net asset value, beginning of period	$ 9.81	$ 9.12	$ 9.93	$ 10.00

Net investment income[2]	0.11	0.19	0.20	0.21
Net realized and unrealized gain (loss)	0.86	0.66	(0.84)	(0.17)

Net increase (decrease) from investment operations	0.97	0.85	(0.64)	0.04

Distributions:[3]
From net investment income	—	(0.16)	(0.16)	(0.11)
Return of capital	—	(0.00)[4]	(0.01)	—

Total distributions	—	(0.16)	(0.17)	(0.11)

Net asset value, end of period	$ 10.78	$ 9.81	$ 9.12	$ 9.93

Total Return[5]
Based on net asset value	9.89%[6]	9.31%	(6.50)%	0.37%[6]

Ratios to Average Net Assets[7]
Total expenses	1.03%[8]	1.29%	2.08%	7.84%[8,9]

Total expenses after fees waived and reimbursed	0.45%[8]	0.45%	0.62%	0.75%[8]

Net investment income	2.22%[8]	2.06%	1.98%	3.04%[8]

Supplemental Data
Net assets, end of period (000)	$ 15,704	$ 11,305	$ 6,948	$ 3,749

Portfolio turnover rate	47%	59%	76%	16%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.17%	0.20%	0.30%	0.27%

[8]	Annualized.

[9]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 8.47% and 11.83%, respectively.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights (concluded)	BlackRock iShares® Equity Appreciation V.I. Fund

	Class III
	Six Months Ended June 30, 2017	Year Ended December 31,		Period April 30, 2014[1]
	(Unaudited)	2016	2015	to December 31, 2014

Per Share Operating Performance
Net asset value, beginning of period	$ 9.78	$ 9.10	$ 9.92	$ 10.00

Net investment income[2]	0.09	0.19	0.25	0.21
Net realized and unrealized gain (loss)	0.86	0.63	(0.91)	(0.19)

Net increase (decrease) from investment operations	0.95	0.82	(0.66)	0.02

Distributions:[3]
From net investment income	—	(0.14)	(0.15)	(0.10)
Return of capital	—	(0.00)[4]	(0.01)	—

Total distributions	—	(0.14)	(0.16)	(0.10)

Net asset value, end of period	$ 10.73	$ 9.78	$ 9.10	$ 9.92

Total Return[5]
Based on net asset value	9.71%[6]	9.05%	(6.70)%	0.16%[6]

Ratios to Average Net Assets[7]
Total expenses	1.31%[8]	1.44%	2.18%	10.67%[8,9]

Total expenses after fees waived and reimbursed	0.70%[8]	0.70%	0.81%	1.00%[8]

Net investment income	1.74%[8]	2.06%	2.58%	3.01%[8]

Supplemental Data
Net assets, end of period (000)	$ 1,759	$ 1,548	$ 502	$ 22

Portfolio turnover rate	47%	59%	76%	16%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.17%	0.20%	0.30%	0.27%

[8]	Annualized.

[9]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 8.47% and 11.83%, respectively.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Notes to Financial Statements (Unaudited)	BlackRock iShares® Equity Appreciation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Equity Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$1,004,337	$(1,004,337)	—
JP Morgan Securities LLC	6,481,361	(6,481,361)	—

Total	$7,485,698	$(7,485,698)	—

[1]

Cash collateral with a value of $7,636,849 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2017, the class specific distribution fees borne directly by Class III is $2,161.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$14,391	$2,056	$16,447

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $40.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $60 for certain accounting services, which is included in accounting services in the Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.45%
Class III	0.70%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, the Manager waived and/or reimbursed $11,232 and $16,056, respectively, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

The following table shows the class specific expense reimbursements shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$14,382	$2,054	$16,436

With respect to the contractual expense caps, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On June 30, 2017, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires December 31,
	2017	2018	2019
Fund Level	$79,049	$65,572	$27,288
Class I	$12,427	$15,434	$14,382
Class III	$168	$759	$2,054

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $1,493 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

6. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $10,538,142 and $7,151,319, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and for each of the two years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2016, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $673,664.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$23,727,235

Gross unrealized appreciation	$1,451,888
Gross unrealized depreciation	(182)

Net unrealized appreciation	$1,451,706

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Notes to Financial Statements (concluded)	BlackRock iShares® Equity Appreciation V.I. Fund

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class I

Shares sold	400,456	$4,172,557	491,275	$4,630,793
Shares issued in reinvestment of distributions	—	—	18,379	180,300
Shares redeemed	(96,058)	(992,912)	(119,440)	(1,139,978)

Net increase	304,398	$3,179,645	390,214	$3,671,115

Class III
Shares sold	31,320	$318,654	119,182	$1,115,318
Shares issued in reinvestment of distributions	—	—	2,295	22,451
Shares redeemed	(25,662)	(264,252)	(18,438)	(176,596)

Net increase	5,658	$54,402	103,039	$961,173

Total Net Increase	310,056	$3,234,047	493,253	$4,632,288

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Large Cap Focus Growth V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock Large Cap Focus Growth V.I. Fund

Investment Objective

BlackRock Large Cap Focus Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

On March 27, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Large Cap Growth V.I. Fund to BlackRock Large Cap Focus Growth V.I. Fund. The Board also approved certain changes to the Fund’s investment strategies. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

In sector terms, information technology (“IT”) was the prime contributor to relative performance due to strength in semiconductors, IT services and hardware. Positioning within industrials and consumer staples also proved advantageous, as did an underweight to telecommunication services. The main detractors from performance were financials and health care. Banks and capital markets were a drag in financials, while biotechnology weakness and an underweight to equipment & supplies weighed in health care.

•

On a stock-specific basis, IT holdings Activision Blizzard Inc. and Lam Research Corp. were the top individual contributors. Activision outperformed amid consistently strong earnings results, allaying investor worries earlier in the period about weak Call of Duty sales. Investor excitement continued to grow around the company’s new content like Overwatch and Destiny 2, and the secular shifts in the industry such as the movement to digital monetization and eSports. Lam performed very well on the back of strong execution and growing demand for its products, driven by the build-out of 3D NAND capacity, for which the company is a key supplier. The valuation remained reasonable, reflecting ongoing concerns that this may be the peak of the cycle, resulting in strong stock performance while the fundamentals continued to improve.

•	Additional contributions came from positions in biotechnology firm Alexion Pharmaceuticals, Inc. and LED leader Acuity Brands, Inc., as well as avoidance of Verizon Communications, Inc.

•

Conversely, Gilead Sciences, Inc. and Urban Outfitters, Inc. were top detractors in the reporting period. Gilead underperformed due to significant uncertainty in its HCV (Hepatitis C) business following several years of exceptional revenue growth. Earlier in the reporting period, the company reset expectations for its HCV franchise by guiding to a much faster erosion of HCV revenue in 2017. While lower guidance was expected, the magnitude was a surprise and led to share weakness. Urban Outfitters underperformed as same-store sales and gross margin trends continued to fall short of expectations, reflecting deteriorating mall traffic trends, a highly promotional apparel retail environment, and company-specific execution issues.

•	Positions in Biogen, Inc. and Walgreens Boots Alliance, Inc. also weighed on returns, as did an underweight to Amazon.com, Inc., which gained about 30% for the first half of the year.

Describe recent portfolio activity.

•

During the six-month period, the Fund’s exposure to the IT sector substantially increased, particularly within internet software & services and software. Exposure to consumer discretionary (internet & direct marketing retail) and financials (banks, diversified financial services) increased as well. The largest reductions were in consumer staples and materials, largely with respect to tobacco, food & staples retailing and containers & packaging. Health care exposure also declined.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Growth Index, the Fund ended the period with its largest sector overweight in IT, followed by consumer discretionary and financials. The most notable underweight was industrials, followed by materials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information as of June 30, 2017

Sector Allocation	Percent of Net Assets
Information Technology	42%
Consumer Discretionary	23
Health Care	16
Industrials	7
Financials	7
Consumer Staples	4
Real Estate	1
Short-Term Securities	4
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock Large Cap Focus Growth V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses.

[2]

Under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Growth V.I. Fund.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	14.68%	25.01%	15.08%	7.25%
Class III[4]	14.50	24.71	14.78	6.98
Russell 1000® Growth Index	13.99	20.42	15.30	8.91

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Growth V.I. Fund.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,146.80	$4.47	$1,000.00	$1,020.63	$4.21	0.84%
Class III	$1,000.00	$1,145.00	$5.80	$1,000.00	$1,019.39	$5.46	1.09%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

Disclosure of Expenses	BlackRock Large Cap Focus Growth V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Large Cap Focus Growth V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 1.5%
Southwest Airlines Co.	34,402	$2,137,740
Banks — 4.8%
Bank of America Corp.	66,417	1,611,276
First Republic Bank	19,600	1,961,960
SVB Financial Group (a)	9,454	1,661,919
U.S. Bancorp	30,137	1,564,713

		6,799,868
Beverages — 4.4%
Constellation Brands, Inc., Class A	21,400	4,145,822
Dr. Pepper Snapple Group, Inc.	23,099	2,104,550

		6,250,372
Biotechnology — 7.0%
Alexion Pharmaceuticals, Inc. (a)	40,389	4,914,130
Celgene Corp. (a)	24,806	3,221,555
Vertex Pharmaceuticals, Inc. (a)	14,256	1,837,171

		9,972,856
Building Products — 0.8%
JELD-WEN Holding, Inc. (a)	36,763	1,193,327
Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class B (a)	15,217	2,577,303
Electrical Equipment — 2.3%
Acuity Brands, Inc. (b)	16,247	3,302,690
Equity Real Estate Investment Trusts (REITs) — 0.9%
Equinix, Inc.	2,949	1,265,593
Health Care Equipment & Supplies — 1.2%
Boston Scientific Corp. (a)	64,125	1,777,545
Health Care Providers & Services — 6.4%
Centene Corp. (a)	18,423	1,471,629
UnitedHealth Group, Inc.	34,079	6,318,928
Universal Health Services, Inc., Class B	10,283	1,255,349

		9,045,906
Hotels, Restaurants & Leisure — 1.9%
Domino’s Pizza, Inc.	12,718	2,690,238
Internet & Direct Marketing Retail — 14.3%
Amazon.com, Inc. (a)	12,544	12,142,592
Netflix, Inc. (a)	25,146	3,757,064
Priceline Group, Inc. (a)	2,418	4,522,917

		20,422,573
Internet Software & Services — 15.4%
Alibaba Group Holding Ltd. — ADR (a)(b)	16,224	2,285,962
Alphabet, Inc., Class A (a)	5,367	4,989,593
Alphabet, Inc., Class C (a)	5,275	4,793,551
Facebook, Inc., Class A (a)	32,839	4,958,032
Tencent Holdings Ltd.	135,346	4,855,532

		21,882,670
IT Services — 5.0%
Global Payments, Inc.	24,087	2,175,538
Visa, Inc., Class A	52,722	4,944,269

		7,119,807

Common Stocks	Shares	Value
Media — 1.9%
Comcast Corp., Class A	70,509	$2,744,210
Pharmaceuticals — 1.5%
Zoetis, Inc.	33,212	2,071,765
Professional Services — 2.2%
Equifax, Inc.	22,680	3,116,686
Semiconductors & Semiconductor Equipment — 5.2%
ASML Holding NV	14,094	1,836,589
Broadcom Ltd.	7,302	1,701,731
NVIDIA Corp.	14,056	2,031,935
Teradyne, Inc.	59,298	1,780,719

		7,350,974
Software — 13.3%
Activision Blizzard, Inc.	30,908	1,779,374
Adobe Systems, Inc. (a)	12,931	1,828,961
Autodesk, Inc. (a)	28,445	2,867,825
Microsoft Corp.	127,539	8,791,263
Snap, Inc., Class A (a)(b)	47,472	843,577
Zendesk, Inc. (a)	102,859	2,857,423

		18,968,423
Specialty Retail — 3.8%
Home Depot, Inc.	20,781	3,187,805
Ulta Beauty, Inc. (a)	7,623	2,190,393

		5,378,198
Technology Hardware, Storage & Peripherals — 3.1%
Apple Inc.	30,380	4,375,328
Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	27,130	1,600,670
Total Long-Term Investments (Cost — $118,529,992) — 99.8%		142,044,742

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (c)(d)	246,947	246,947
SL Liquidity Series, LLC, Money Market Series, 1.27% (c)(d)(e)	5,950,732	5,951,327
Total Short-Term Securities (Cost — $6,198,869) — 4.4%		6,198,274
Total Investments (Cost — $124,728,861) — 104.2%		148,243,016
Liabilities in Excess of Other Assets — (4.2)%		(5,951,972)

Net Assets — 100.0%		$142,291,044

Portfolio Abbreviations
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments (continued)	BlackRock Large Cap Focus Growth V.I. Fund

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund,
Institutional Class	4,472,371	(4,225,424)	246,947	$ 246,947	$12,949		—	—
SL Liquidity Series, LLC, Money Market
Series	1,044,082	4,906,650	5,950,732	5,951,327	13,597	[1]	$(404)	$(579)
Total				$6,198,274	$26,546		$(404)	$(579)

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e) Security was purchased with the cash collateral from loaned securities.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the six-months ended June 30, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$117,271	—	—	$117,271

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$19,346	—	—	$19,346

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,061,640

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Airlines	$2,137,740	—	—	$2,137,740
Banks	6,799,868	—	—	6,799,868
Beverages	6,250,372	—	—	6,250,372
Biotechnology	9,972,856	—	—	9,972,856
Building Products	1,193,327	—	—	1,193,327
Diversified Financial Services	2,577,303	—	—	2,577,303
Electrical Equipment	3,302,690	—	—	3,302,690
Equity Real Estate Investment Trusts (REITs)	1,265,593	—	—	1,265,593
Health Care Equipment & Supplies	1,777,545	—	—	1,777,545

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Large Cap Focus Growth V.I. Fund

	Level 1	Level 2	Level 3	Total
Health Care Providers & Services	$9,045,906	—	—	$9,045,906
Hotels, Restaurants & Leisure	2,690,238	—	—	2,690,238
Internet & Direct Marketing Retail	20,422,573	—	—	20,422,573
Internet Software & Services	17,027,138	$4,855,532	—	21,882,670
IT Services	7,119,807	—	—	7,119,807
Media	2,744,210	—	—	2,744,210
Pharmaceuticals	2,071,765	—	—	2,071,765
Professional Services	3,116,686	—	—	3,116,686
Semiconductors & Semiconductor Equipment	7,350,974	—	—	7,350,974
Software	18,968,423	—	—	18,968,423
Specialty Retail	5,378,198	—	—	5,378,198
Technology Hardware, Storage & Peripherals	4,375,328	—	—	4,375,328
Textiles, Apparel & Luxury Goods	1,600,670	—	—	1,600,670
Short-Term Securities	246,947	—	—	246,947

Subtotal	$137,436,157	$4,855,532	—	$142,291,689

Investments Valued at NAV[1]				5,951,327

Total Investments				$148,243,016

[1]	As of June 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Large Cap Focus Growth V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $5,900,604) (cost — $118,529,992)	$142,044,742
Investments at value — affiliated (cost — $6,198,869)	6,198,274
Receivables:
Investments sold	425,777
Securities lending income — affiliated	11,414
Capital shares sold	13,469
Dividends — affiliated	2,454
Dividends — unaffiliated	72,083
From the Manager	31,268
Prepaid expenses	319

Total assets	148,799,800

Liabilities
Cash collateral on securities loaned at value	5,950,808
Payables:
Investments purchased	217,687
Capital shares redeemed	135,997
Distribution fees	9,755
Investment advisory fees	76,788
Officer’s and Directors’ fees	285
Other accrued expenses	40,455
Other affiliates	1,046
Transfer agent fees	75,935

Total liabilities	6,508,756

Net Assets	$142,291,044

Net Assets Consist of
Paid-in capital	$97,495,253
Undistributed net investment income	306,810
Accumulated net realized gain	20,974,826
Net unrealized appreciation (depreciation)	23,514,155

Net Assets	$142,291,044

Net Asset Value
Class I — Based on net assets of $94,732,023 and 6,188,673 shares outstanding, 100 million shares authorized, $0.10 par value	$15.31

Class III — Based on net assets of $47,559,021 and 3,136,382 shares outstanding, 100 million shares authorized, $0.10 par value	$15.16

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Large Cap Focus Growth V.I. Fund

Investment Income
Dividends — unaffiliated	$894,529
Securities lending income — affiliated — net	13,597
Dividends — affiliated	12,949
Foreign taxes withheld	(2,440)

Total investment income	918,635

Expenses
Investment advisory	442,462
Transfer agent	2,480
Transfer agent — class specific	138,903
Distribution — class specific	55,109
Professional	32,262
Accounting services	16,070
Printing	15,261
Officer and Directors	10,304
Custodian	3,237
Miscellaneous	4,373

Total expenses	720,461
Less:
Fees waived by the Manager	(1,617)
Transfer agent fees reimbursed — class specific	(90,592)

Total expenses after fees waived and/or reimbursed	628,252

Net investment income	290,383

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	19,523,106
Investments — affiliated	(404)
Foreign currency transactions	48
Futures contracts	117,271

19,640,021

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,551,062)
Investments — affiliated	(579)
Futures contracts	19,346

(1,532,295)

Total realized and unrealized gain	18,107,726

Net Increase in Net Assets Resulting from Operations	$18,398,109

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Statements of Changes in Net Assets	BlackRock Large Cap Focus Growth V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$290,383	$764,185
Net realized gain	19,640,021	12,038,187
Net change in unrealized appreciation (depreciation)	(1,532,295)	(3,672,031)

Net increase in net assets resulting from operations	18,398,109	9,130,341

Distributions to Shareholders[1]
From net investment income:
Class I	—	(578,884)
Class III	—	(173,673)
From net realized gain:
Class I	—	(7,321,271)
Class III	—	(3,320,713)

Decrease in net assets resulting from distributions to shareholders	—	(11,394,541)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(2,799,454)	(7,345,802)

Net Assets
Total increase (decrease) in net assets	15,598,655	(9,610,002)
Beginning of period	126,692,389	136,302,391

End of period	$142,291,044	$126,692,389

Undistributed net investment income, end of period	$306,810	$16,427

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights	BlackRock Large Cap Focus Growth V.I. Fund

	Class I
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$13.35	$13.59	$14.08	$14.22	$11.54	$10.99

Net investment income[1]	0.04	0.09	0.08	0.09	0.09	0.17
Net realized and unrealized gain	1.92	0.99	0.31	1.92	3.82	1.48

Net increase from investment operations	1.96	1.08	0.39	2.01	3.91	1.65

Distributions:[2]
From net investment income	—	(0.10)	(0.09)	(0.08)	(0.10)	(0.18)
From net realized gain	—	(1.22)	(0.79)	(2.07)	(1.13)	(0.92)

Total distributions	—	(1.32)	(0.88)	(2.15)	(1.23)	(1.10)

Net asset value, end of period	$15.31	$13.35	$13.59	$14.08	$14.22	$11.54

Total Return[3]
Based on net asset value	14.68%[4]	7.89%	2.73%	14.16%	33.92%	15.22%

Ratios to Average Net Assets
Total expenses	0.98%[5,6]	0.96%[5]	0.95%	0.96%	0.97%	0.91%

Total expenses after fees waived and/or reimbursed	0.84%[5,6]	0.84%[5]	0.82%	0.83%	0.84%	0.82%

Net investment income	0.51%[5,6]	0.68%[5]	0.59%	0.57%	0.70%	1.38%

Supplemental Data
Net assets, end of period (000)	$94,732	$87,346	$98,485	$108,329	$107,378	$91,778

Portfolio turnover rate	74%	37%	35%	51%	36%	102%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Financial Highlights (concluded)	BlackRock Large Cap Focus Growth V.I. Fund

	Class III
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$13.24	$13.50	$13.99	$14.14	$11.49	$10.96

Net investment income[1]	0.02	0.06	0.05	0.05	0.06	0.14
Net realized and unrealized gain	1.90	0.96	0.30	1.92	3.79	1.46

Net increase from investment operations	1.92	1.02	0.35	1.97	3.85	1.60

Distributions:[2]
From net investment income	—	(0.06)	(0.05)	(0.05)	(0.07)	(0.15)
From net realized gain	—	(1.22)	(0.79)	(2.07)	(1.13)	(0.92)

Total distributions	—	(1.28)	(0.84)	(2.12)	(1.20)	(1.07)

Net asset value, end of period	$15.16	$13.24	$13.50	$13.99	$14.14	$11.49

Total Return[3]
Based on net asset value	14.50%[4]	7.54%	2.51%	13.96%	33.58%	14.82%

Ratios to Average Net Assets
Total expenses	1.23%[5,6]	1.22%[5]	1.21%	1.22%	1.22%	1.16%

Total expenses after fees waived and/or reimbursed	1.09%[5,6]	1.09%[5]	1.07%	1.09%	1.09%	1.08%

Net investment income	0.26%[5,6]	0.42%[5]	0.35%	0.32%	0.45%	1.16%

Supplemental Data
Net assets, end of period (000)	$47,559	$39,346	$37,818	$32,090	$20,864	$11,528

Portfolio turnover rate	74%	37%	35%	51%	36%	102%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Focus Growth V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Focus Growth V.I. Fund (the “Fund”) (formerly known as BlackRock Large Cap Growth V.I. Fund). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Notes to Financial Statements (continued)	BlackRock Large Cap Focus Growth V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Large Cap Focus Growth V.I. Fund

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2017, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Notes to Financial Statements (continued)	BlackRock Large Cap Focus Growth V.I. Fund

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclays Capital, Inc.	$ 1,546	$ (1,546)	—
Deutsche Bank Securities, Inc.	1,052,787	(1,048,542)	$ 4,245
Goldman Sachs & Co.	427,760	(427,760)	—
JP Morgan Securities LLC.	105,112	(105,112)	—
Mizuho Securities USA, Inc.	1,690,800	(1,690,800)	—
State Street Bank and Trust Co.	2,216,768	(2,207,829)	8,939
UBS Securities LLC.	405,831	(405,831)	—

Total	$5,900,604	$(5,887,420)	$13,184

[1]

Cash collateral with a value of $5,950,808 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

[2]

The market value of the loaned securities is determined as of June 30, 2017. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Large Cap Focus Growth V.I. Fund

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion - $3 Billion	0.61%
$3 Billion - $5 Billion	0.59%
$5 Billion - $10 Billion	0.57%
Greater than $10 Billion	0.55%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2017, the class specific distribution fees borne directly by Class III were $55,109.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$93,149	$45,754	$138,903

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $1,617.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective May 1, 2017, the waiver became contractual through April 30, 2018. Effective June 12, 2017, the contractual waiver was extended through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2017, there were no fees waived.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $693 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07%

The Manager has agreed not to reduce or discontinue this contractual reimbursement through April 30, 2019 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Notes to Financial Statements (continued)	BlackRock Large Cap Focus Growth V.I. Fund

The following table shows the class specific expense reimbursements shown as transfer agent fees reimbursed — class specific in the Statement of Operations:

	Class I	Class III	Total
Transfer agent fees reimbursed	$60,453	$30,139	$90,592

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $5,355 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2017, the Fund did not participate in the Interfund Lending Program.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Large Cap Focus Growth V.I. Fund

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$12,147,796	$12,312,319	$2,728,365

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $99,530,918 and $97,619,118, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$124,749,664

Gross unrealized appreciation	$24,287,657
Gross unrealized depreciation	(794,305)

Net unrealized appreciation	$23,493,352

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	19

Notes to Financial Statements (continued)	BlackRock Large Cap Focus Growth V.I. Fund

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class l
Shares sold	151,044	$2,209,874	218,881	$2,963,754
Shares issued in reinvestment of distributions.	—	—	586,592	7,900,155
Shares redeemed	(506,665)	(7,384,017)	(1,505,534)	(20,544,211)

Net decrease	(355,621)	$(5,174,143)	(700,061)	$(9,680,302)

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (concluded)	BlackRock Large Cap Focus Growth V.I. Fund

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class lll
Shares sold	422,443	$ 6,112,827	529,948	$ 6,982,045
Shares issued in reinvestment of distributions	—	—	261,607	3,494,386
Shares redeemed	(258,282)	(3,738,138)	(621,016)	(8,141,931)

Net increase	164,161	$ 2,374,689	170,539	$ 2,334,500

Total Net Decrease	(191,460)	$(2,799,454)	(529,522)	$(7,345,802)

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income and a long-term capital gain distribution in the following amounts per share on July 21, 2017 to shareholders of record on July 19, 2017:

	Net Investment Income	Long-Term Capital Gain
Class I	$0.000736	$0.144987
Class III	$0.000736	$0.144987

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	21

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Managed Volatility V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock Managed Volatility V.I. Fund

Investment Objective

BlackRock Managed Volatility V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2017, the Fund underperformed its blended benchmark (50% MSCI All Country World Index/50% Citi World Government Bond Index (hedged into USD) and outperformed its performance benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund’s tilt toward equities relative to bonds benefited performance as growth dynamics improved and the shift toward monetary policy normalization continued. Gains were concentrated in Europe, most notably France and Italy, as the region’s economy remained resilient and political uncertainty faded following the French election in early May. Additionally, Japanese stocks boosted performance on the back of improving economic activity. On the fixed income side of the portfolio, an allocation to Canadian bonds supported returns amid disappointing inflation data. Currency exposures added value as a long position in the euro benefited from the European Central Bank’s more upbeat tone in response to the improved outlook.

•

Exposure to European bonds weighed on performance as concerns over the French election and hawkish central bank communications led to volatility. Within equities, a short position in the United States early in the year dampened returns as domestic stocks advanced, supported by positive economic momentum and easing financial conditions.

Describe recent portfolio activity.

•

The Fund increased exposure to stocks given diminishing political risks and expectations for continued resilience in global growth. Within equities, the Fund favored Europe and Japan relative to the U.S. market. The

Fund added to Japanese stocks as the Japanese economy saw growth reaccelerate following a weak start to 2017. Additionally, the Fund became more constructive on fixed income as the period progressed. Given ongoing improvement in European economic data, the Fund maintained an overweight in the euro, yet took profits and reduced the magnitude of this position toward the end of the period.

•

Derivatives, specifically futures contracts, were used by the investment adviser as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s use of derivatives had a negative impact on performance.

•

The Fund held a relatively high allocation to cash as a means of reducing overall portfolio volatility and in conjunction with less directional positioning with respect to both equities and fixed income. The cash position did not have a material impact on performance.

Describe portfolio positioning at period end.

•

The Fund ended the period positioned with a constructive view on both stocks and bonds. The Fund maintained a tilt toward equities, largely expressed through holdings in Japan and Europe. An overweight to Japan was based on a strengthening consumer and the prospect of tighter global monetary policy leading to yen weakness. Within Europe, Germany and France remained large allocations given the region’s accelerating growth. Within fixed income, the Fund favored Australian bonds given ongoing weakness in wages and the domestic economy. In terms of currencies, the Fund retained a long position in the euro on the view that the European Central Bank is moving toward a less accommodative policy stance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Investment Companies	99%
Non-Agency Mortgage-Backed Securities	1

[1]	Total investments exclude short-term securities.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock Managed Volatility V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market investments. The Fund’s total returns prior to January 22, 2013 are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising of 23 developed and 23 emerging market country indexes.

[4]	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

[5]	A customized weighted index comprised of the returns of 50% MSCI ACWI/50% Citigroup WGBI (hedged into USD).

[6]

An unmanaged index that tracks 3-month U.S. Treasury securities. Effective June 2, 2014, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index was added to the performance benchmarks against which the Fund measures its performance.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns
	6-Month Total Returns[8]	1 Year[8]	5 Years[8]	10 Years[8]
Class I7	2.50%	4.73%	4.63%	2.16%
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	6.03	7.96	7.01	4.44
MSCI ACWI	11.48	18.78	10.54	3.71
Citigroup WGBI (hedged into USD)	0.80	(2.00)	3.31	4.31
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31	0.49	0.17	0.58

[7]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to January 22, 2013 are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[8]	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[9]	Annualized Expense Ratio
Class I	$1,000.00	$1,025.00	$4.02	$1,000.00	$1,020.83	$4.01	0.80%

[9]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

Disclosure of Expenses	BlackRock Managed Volatility V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transac-

tion or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Managed Volatility V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)	Par (000)	Value
Countrywide Asset-Backed Certificates, Series 2004-5, Class A, 2.12%, 10/25/34 (a)	$7	$6,811
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class A2MZ, 1.82%, 12/25/34 (a)	8	7,321
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 2.72%, 9/25/34 (a)	10	8,984
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 1.52%, 1/25/35 (a)	8	7,596
Total Asset-Backed Securities — 0.2%		30,712

Investment Companies	Shares
iShares 1-3 Year Credit Bond ETF (b)	15,923	1,676,851
iShares 3-7 Year Treasury Bond ETF (b)(c)	6,491	802,093
iShares Core U.S. Aggregate Bond ETF (b)	17,278	1,892,114
iShares MSCI EAFE ETF (b)	21,263	1,386,347
SPDR Bloomberg Barclays International Treasury Bond ETF (d)	136,622	3,774,866
Total Investment Companies — 62.3%		9,532,271

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations — 0.2%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37	$25	17,440
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 3.27%, 7/27/36 (a)(e)	3	3,136
Series 2011-5R, Class 2A1, 3.24%, 8/27/46 (a)(e)	17	16,757
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.82%, 11/25/34 (a)	2	2,191
Total Non-Agency Mortgage-Backed Securities — 0.2%		39,524

Other Interests (f)	Beneficial Interest (000)	Value
Capital Markets — 0.0%
Lehman Brothers Holdings, Inc. (d)(g)(h)	$25	—
Total Long-Term Investments (Cost — $9,956,792) — 62.7%		$9,602,507

Short-Term Securities	Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (b)(i)	3,890,126	3,890,126
SL Liquidity Series, LLC, Money Market Series, 1.27% (b)(i)(j)	12,142	12,143
Total Short-Term Securities (Cost — $3,902,270) — 25.5%		3,902,269
Total Investments (Cost — $13,859,062) — 88.2%		13,504,776
Other Assets Less Liabilities — 11.8%		1,802,067

Net Assets — 100.0%		$15,306,843

Portfolio Abbreviations
AUD	Australian Dollar	EUR	Euro	MSCI	Morgan Stanley Capital International
CAD	Canadian Dollar	GBP	British Pound	SPDR	Standard & Poor’s Depositary Receipts
CHF	Swiss Franc	HKD	Hong Kong Dollar	TWD	Taiwan New Dollar
DKK	Danish Krone	JPY	Japanese Yen	USD	U.S. Dollar
ETF	Exchange Traded Fund	KRW	South Korean Won

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Shares Purchased	Shares Sold		Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,383,858	—	1,493,732	[1]	3,890,126	$3,890,126	$13,010		—	—
SL Liquidity Series, LLC, Money Market Series	3,789,314	—	3,777,172	[1]	12,142	12,143	708	[2]	$(302)	$ 378
iShares 1-3 Year Credit Bond ETF	15,923	—	—		15,923	1,676,851	11,060		—	5,892
iShares 3-7 Year Treasury Bond ETF	6,491	—	—		6,491	802,093	4,661		—	6,881
iShares Core U.S. Aggregate Bond ETF	17,278	—	—		17,278	1,892,114	19,524		—	25,053
iShares MSCI EAFE ETF	21,263	—	—		21,263	1,386,347	22,576		—	158,834
Total						$9,659,674	$71,539		$(302)	$197,038

[1]	Represents net shares sold.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Security, or a portion of the security, is on loan.

(d)	Non-income producing security.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities. (g) Issuer filed for bankruptcy and/or is in default.

(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(i)	Current yield as of period end.

(j)	Security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
5	CAC 40 10 Euro Index	July 2017	USD	292,191	$ (8,576)
52	Australian Government Bonds (3 Year)	September 2017	USD	12,211,081	(26,849)
1	DAX Index	September 2017	USD	351,783	(11,881)
(18)	Euro STOXX 50 Index	September 2017	USD	705,370	22,671
(17)	Euro-Bobl	September 2017	USD	2,557,165	26,781
(2)	Euro-Buxl	September 2017	USD	373,529	7,308
9	Nikkei 225 Index	September 2017	USD	1,601,956	(2,225)
(12)	S&P 500 E-Mini Index	September 2017	USD	1,452,540	3,238
10	S&P 500 E-Mini Index	September 2017	USD	1,210,450	(2,743)
(11)	U.S. Treasury Notes (10 Year)	September 2017	USD	1,380,844	3,662
(17)	U.S. Treasury Notes (5 Year)	September 2017	USD	2,003,211	3,959
Total					$ 15,345

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	415,000	USD	465,132	Credit Suisse International	9/20/17	$ 10,953
USD	45,279	HKD	352,493	Royal Bank of Scotland PLC	9/20/17	28
USD	2,154,830	JPY	237,320,000	Deutsche Bank AG	9/20/17	37,104
USD	298,024	JPY	32,831,000	Royal Bank of Scotland PLC	9/20/17	5,057

						53,142

USD	227,208	AUD	300,000	Deutsche Bank AG	9/20/17	(3,130)
USD	297,596	CAD	395,000	Bank of America N.A.	9/20/17	(7,400)
USD	75,311	CAD	100,000	Deutsche Bank AG	9/20/17	(1,903)
USD	130,027	CHF	126,000	Deutsche Bank AG	9/20/17	(2,080)
USD	46,404	DKK	307,846	Royal Bank of Scotland PLC	9/20/17	(1,104)
USD	2,520,070	EUR	2,249,000	Deutsche Bank AG	9/20/17	(59,967)
USD	639,928	GBP	500,000	Deutsche Bank AG	9/20/17	(12,975)

						(88,559)
Net Unrealized Depreciation						$(35,417)

OTC Total Return Swaps

Reference Entity	Fixed Amount	Counterparty	Expiration Date	Contract Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Taiwan Capitalization Weighted Stock Index	TWD 6,225,952[1]	Bank of America N.A.	7/19/17	TWD	3	$2,457	—	$2,457
KOSPI 200 Index	KRW 234,190,650[1]	Bank of America N.A.	9/14/17	KRW	3	(423)	—	(423)
Total						$2,034	—	$2,034

[1]	The Fund pays the total return of the reference entity and receives the fixed amount. Net payment made at termination.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$25,909	—	$41,710	—	$ 67,619
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$53,142	—	—	53,142
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	2,457	—	—	—	2,457
Total		—	—	$28,366	$53,142	$41,710	—	$123,218

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$25,425	—	$26,849	—	$ 52,274
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$88,559	—	—	88,559
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	423	—	—	—	423
Total		—	—	$25,848	$88,559	$26,849	—	$141,256

[1]

Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$63,685	$(141,767)	$(37,329)	—	$(115,411)
Forward foreign currency exchange contracts	—	—	—	29,641	—	—	29,641
Total	—	—	$63,685	$(112,126)	$(37,329)	—	$ (85,770)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$23,403	$ (87,072)	$ 32,440	—	$(31,229)
Forward foreign currency exchange contracts	—	—	—	(36,215)	—	—	(36,215)
Swaps	—	—	2,034	—	—	—	2,034

Total	—	—	$25,437	$(123,287)	$ 32,440	—	$(65,410)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$11,681,235
Average notional value of contracts - short	$10,351,081
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$ 3,307,307
Average amounts sold - in USD	$ 277,367
Total return swaps:
Average notional value	$ 203,659

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$ 10,548	$ 27,501
Forward foreign currency exchange contracts	53,142	88,559
Swaps - OTC[1]	2,457	423

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$ 66,147	$116,483
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(10,548)	(27,501)

Total derivative assets and liabilities subject to an MNA	$ 55,599	88,982

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Bank of America N.A.	$2,457	$(2,457)	—	—	—
Credit Suisse International	10,953	—	—	—	$10,953
Deutsche Bank AG	37,104	(37,104)	—	—	—
Royal Bank of Scotland PLC	5,085	(1,104)	—	—	3,981

Total	$55,599	$(40,665)	—	—	$14,934

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$7,823	$(2,457)	—	—	$5,366
Deutsche Bank AG	80,055	(37,104)	—	—	42,951
Royal Bank of Scotland PLC	1,104	(1,104)	—	—	—

Total	$88,982	$(40,665)	—	—	$48,317

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Managed Volatility V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$30,712	—	$30,712
Investment Companies	$9,532,271	—	—	9,532,271
Non-Agency Mortgage-Backed Securities	—	39,524	—	39,524
Other Interests	—	—	—	—
Short-Term Securities	3,890,126	—	—	3,890,126

Subtotal	$13,422,397	$70,236	—	$13,492,633

Investments Valued at NAV[1]				12,143

Total Investments				$13,504,776

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$25,909	$2,457	—	$28,366
Foreign currency exchange contracts	—	53,142	—	53,142
Interest rate contracts	41,710	—	—	41,710
Liabilities:
Equity contracts	(25,425)	(423)	—	(25,848)
Foreign currency exchange contracts	—	(88,559)	—	(88,559)
Interest rate contracts	(26,849)	—	—	(26,849)

Total	$15,345	$(33,383)	—	$(18,038)

[1]	As of June 30, 2017, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[2]	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Managed Volatility V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $11,863) (cost — $4,181,975)	$3,845,102
Investments at value — affiliated (cost — $9,677,087)	9,659,674
Cash pledged for futures contracts	339,750
Foreign currency at value (cost — $1,557,665)	1,578,889
Receivables:
Securities lending income — affiliated	443
Dividends — affiliated	2,952
Interest — unaffiliated	198
From custodian	40,184
From the Manager	5,011
Variation margin on futures contracts	10,548
Unrealized appreciation on foreign currency exchange contracts	53,142
Unrealized appreciation on OTC swaps	2,457
Prepaid expenses	42
Other assets	159

Total assets	15,538,551

Liabilities
Cash collateral on securities loaned at value	12,144
Payables:
Capital shares redeemed	3,389
Investment advisory fees	1,755
Other accrued expenses	7,694
Other affiliates	137
Printing fees	13,596
Professional fees	76,510
Variation margin on futures contracts	27,501
Unrealized depreciation on foreign currency exchange contracts	88,559
Unrealized depreciation on OTC swaps	423

Total liabilities	231,708

Net Assets	$15,306,843

Net Assets Consist of
Paid-in capital	$15,709,029
Accumulated net investment loss	(21,351)
Accumulated net realized loss	(29,894)
Net unrealized appreciation (depreciation)	(350,941)

Net Assets	$15,306,843

Net Asset Value
Class I — Based on net assets of $15,306,843 and 1,132,294 shares outstanding, 100 million shares authorized, $0.10 par value	$13.52

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Managed Volatility V.I. Fund

Investment Income
Dividends — affiliated	$70,831
Securities lending — affiliated — net	708
Interest — unaffiliated	212

Total investment income	71,751

Expenses
Investment advisory	42,488
Professional	35,145
Transfer agent	2,480
Transfer agent — class specific	14,830
Printing	11,682
Accounting services	4,153
Officer and Directors	3,413
Custodian	1,180
Miscellaneous	3,013

Total expenses	118,384
Less:
Fees waived by the Manager	(41,725)
Transfer agent fees reimbursed — class specific	(14,830)

Total expenses after fees waived and/or reimbursed	61,829

Net investment income	9,922

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	5,880
Investments — affiliated	(302)
Futures contracts	(115,411)
Forward foreign currency exchange contracts	29,641
Foreign currency transactions	2,572

(77,620)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	226,066
Investments — affiliated	197,038
Futures contracts	(31,229)
Swaps	2,034
Forward foreign currency exchange contracts	(36,215)
Foreign currency translations	92,352

450,046

Net realized and unrealized gain	372,426

Net Increase in Net Assets Resulting from Operations	$382,348

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Statements of Changes in Net Assets	BlackRock Managed Volatility V.I. Fund

Decrease in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$9,922	$29,723
Net realized gain (loss)	(77,620)	58,388
Net change in unrealized appreciation (depreciation)	450,046	172,795

Net increase in net assets resulting from operations	382,348	260,906

Distributions to Shareholders[1]
From net investment income	—	(135,000)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(970,491)	(2,410,537)

Net Assets
Total decrease in net assets	(588,143)	(2,284,631)
Beginning of period	15,894,986	18,179,617

End of period	$15,306,843	$15,894,986

Accumulated (distributions in excess of) net investment income (loss), end of period	$(21,351)	$(31,273)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights	BlackRock Managed Volatility V.I. Fund

	Class I
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$ 13.19	$13.08	$13.70	$14.41	$13.28	$12.26

Net investment income (loss)[1]	0.01	0.02 [2]	(0.06)	0.04	0.07	0.20
Net realized and unrealized gain (loss)	0.32	0.20	(0.01)	0.29	1.60	1.01

Net increase (decrease) from investment operations	0.33	0.22	(0.07)	0.33	1.67	1.21

Distributions from:[3]
Net investment income	—	(0.11)	—	—	(0.13)	(0.19)
Net realized gain	—	—	(0.55)	(1.04)	(0.41)	—

Total distributions	—	(0.11)	(0.55)	(1.04)	(0.54)	(0.19)

Net asset value, end of period	$ 13.52	$13.19	$13.08	$13.70	$14.41	$13.28

Total Return[4]
Based on net asset value	2.50%[5]	1.71%[6]	(0.57)%	2.28%	12.62%	9.88%

Ratios to Average Net Assets
Total expenses[7]	1.53%[8]	1.39%	1.47%	1.60%	1.78%	1.36%

Total expenses after fees waived and/or reimbursed[7]	0.80%[8]	0.94%	1.00%	1.07%	1.23%	1.22%

Total expenses after fees waived and/or reimbursed and excluding interest expense[7]	0.80%[8]	0.94%	1.00%	1.07%	1.23%	1.22%

Net investment income (loss)[7]	0.13%[8]	0.18%[2]	(0.46)%	0.25%	0.47%	1.49%

Supplemental Data
Net assets, end of period (000)	$15,307	$15,895	$18,180	$21,283	$24,092	$25,975

Portfolio turnover rate	0%	1%	13%	64%	241%[9]	502%[9]

[1]	Based on average shares outstanding.

[2]

Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.19%, respectively, resulting from a one time payment from a third party administrator.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes reimbursement of out of pocket expenses from a third party administrator. Excluding this amount, the Fund’s total return is 1.48%.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.23%	0.25%	0.23%	0.23%	0.22%	—

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30,	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	0%	1%	13%	64%	229%	400%

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Notes to Financial Statements (Unaudited)	BlackRock Managed Volatility V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Managed Volatility V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an the accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive position as applicable and is consistent with the Fund’s investment policies.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts), that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distribution of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at Net Asset Value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–
corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc	$11,863	$(11,863)	—

[1]

Cash collateral with a value of $12,144 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.55%
$1 Billion - $3 Billion	0.52%
$3 Billion - $5 Billion	0.50%
$5 Billion - $10 Billion	0.48%
Greater than $10 Billion	0.47%

With respect to the Fund, the Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL, BNA and BSL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund. For the six months ended June 30, 2017, the Fund had no distribution fees.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $1,615.

The Manager contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by the Manager or its affiliates, if any. In addition, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated exchange-traded funds. Effective May 1, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2017, the Fund waived $15,496 in investment advisory fees pursuant to these arrangements.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $91 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I Shares.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	19

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 1.00% for Class I.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2017, the amount waived was $24,614.

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $177 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were $0 and $11,387, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$13,857,582

Gross unrealized appreciation	$11,313
Gross unrealized depreciation	(364,119)

Net unrealized depreciation	$(352,806)

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	21

Notes to Financial Statements (concluded)	BlackRock Managed Volatility V.I. Fund

with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11. Capital Share Transactions:

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	11,495	$152,888	30,752	$402,215
Shares issued in reinvestment of distributions	—	—	10,251	135,000
Shares redeemed	(84,308)	(1,123,379)	(226,177)	(2,947,752)

Net decrease	(72,813)	$(970,491)	(185,174)	$(2,410,537)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock S&P 500 Index V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock S&P 500 Index V.I. Fund

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard and Poor’s (“S&P”) 500® Index.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund’s Class I and Class II Shares returned 9.15% and 9.06%, respectively, while the benchmark, the S&P 500® Index returned 9.34%.

•	Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

•

The reflation trade in the United States continued to gain steam in the first quarter of the year. Macro data highlighted continued economic growth and a strengthening labor market, which supported the Fed’s decision to increase the federal funds rate by 25 basis points (0.25%) in March, marking the second rate hike in the past six months. The Fed’s summary of economic projections indicated that they will maintain a gradual pace of tightening should current economic trends continue.

•

Expectations of the new administration’s policies also boosted market sentiment, sending several U.S. equity indices to record highs. The inauguration of President Trump in late January stoked risk-on appetite, as pledges of tax relief and increased fiscal spending were supportive of cyclical stocks. However, the final weeks of the quarter saw some profit taking as investor optimism waned after the failed attempt to repeal the Affordable Care Act called into question whether the new administration will be able to push through further reforms in 2017. Despite these setbacks, U.S. equities finished the quarter strong and the 10-year Treasury yield added 31 basis points in the quarter.

•

The index hit an all-time high in June amid a strong overall quarter, but appreciated at a slower rate than in the first quarter as political risk and high valuation metrics influenced investor sentiment.

•

The health care sector contributed the most to the S&P 500®’s return. The sector benefited from positive investor sentiment on industry prospects following the House passing the Republican’s healthcare reform bill, as well as a leaked draft of an executive order relaxing drug price regulations being made public. The financial sector was the second largest contributor to return during the quarter, benefiting from positive stress test results, the Fed June rate hike, and the House passage of the Financial Choice Act, intended to roll back some provisions of the Dodd-Frank Act. The technology sector also performed strongly. Facebook, Apple, Amazon, Netflix, Google and semiconductor companies performed strongly throughout most of the quarter before some late-quarter profit taking and valuation concerns.

•

Subtracting the most from the overall index return in the second quarter was the telecommunication sector. Telecommunication stocks weighed on the index, as the industry faced industry pressures, which weighed on earnings releases and sell-side forecasts. Energy was also a detractor. Surging U.S. production levels and swelling inventories overshadowed efforts made by the Organization of Petroleum Exporting Countries (“OPEC”) to stabilize crude oil. OPEC’s agreement in late May to extend the duration of their crude output cut was unable to support the market — the price of a barrel of West Texas Intermediate crude oil fell 8.9% in the quarter, which weighed particularly heavily on upstream energy companies.

•

Political risk was a headwind to U.S. equities. President Trump’s firing of FBI Director James Comey on May 9 and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials was an enduring source of negative market sentiment. The largest single day fall of the S&P 500® in the quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and FBI Director Comey on May 17.

•

Although the Fed continued their monetary policy normalization, the yield on the 10-year U.S. Treasury compressed by nine basis points to 2.31% in the quarter. The Fed increased the federal funds rate by 25 basis points at the June meeting, to between 1% and 1.25%, citing strength in the labor market and business spending, despite relatively weak inflation trends throughout the quarter.

•

The strongest returns in the S&P 500® Index as of June 30 came from health care (+7.10%). Increases were seen across most sectors, with notable results in industrials (+4.73%), financials (+4.25%) and information technology (+4.14%). In contrast, negative results came from telecommunication services (-7.05%) and energy (-6.36%).

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock S&P 500 Index V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500® Index and in derivative instruments linked to the S&P 500® Index.

[3]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	9.15%	17.55%	14.24%	6.85%
Class II4	9.06	17.42	14.06	6.70
S&P 500® Index	9.34	17.90	14.63	7.18

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,091.50	$1.61	$1,000.00	$1,023.26	$1.56	0.31%
Class II	$1,000.00	$1,090.60	$2.38	$1,000.00	$1,022.51	$2.31	0.46%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

BlackRock S&P 500 Index V.I. Fund

Portfolio Information

Sector Allocation	Percent of Net Assets
Information Technology	22%
Financials	14
Health Care	14
Consumer Discretionary	12
Industrials	10
Consumer Staples	9
Energy	6
Utilities	3
Materials	3
Real Estate	3
Telecommunication Services	2
Short-Term Securities	6
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Disclosure of Expenses	BlackRock S&P 500 Index V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.3%
Arconic, Inc.	4,313	$97,689
Boeing Co.	5,684	1,124,011
General Dynamics Corp.	2,876	569,736
L3 Technologies, Inc.	782	130,657
Lockheed Martin Corp.	2,531	702,631
Northrop Grumman Corp.	1,771	454,633
Raytheon Co.	2,977	480,726
Rockwell Collins, Inc.	1,635	171,806
Textron, Inc.	2,719	128,065
TransDigm Group, Inc. (a)(b)	502	134,973
United Technologies Corp.	7,567	924,006

		4,918,933
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc. (b)	1,388	95,328
Expeditors International of Washington, Inc.	1,847	104,319
FedEx Corp.	2,449	532,241
United Parcel Service, Inc., Class B	6,929	766,278

		1,498,166
Airlines — 0.6%
Alaska Air Group, Inc.	1,242	111,482
American Airlines Group, Inc.	4,973	250,241
Delta Air Lines, Inc.	7,360	395,526
Southwest Airlines Co.	6,105	379,365
United Continental Holdings, Inc. (a)	2,874	216,269

		1,352,883
Auto Components — 0.2%
BorgWarner, Inc. (b)	2,019	85,525
Delphi Automotive PLC	2,738	239,986
Goodyear Tire & Rubber Co.	2,543	88,903

		414,414
Automobiles — 0.5%
Ford Motor Co.	39,126	437,820
General Motors Co.	13,763	480,742
Harley-Davidson, Inc. (b)	1,789	96,642

		1,015,204
Banks — 6.4%
Bank of America Corp. (b)	100,775	2,444,800
BB&T Corp.	8,118	368,638
Citigroup, Inc.	27,795	1,858,930
Citizens Financial Group, Inc.	5,098	181,897
Comerica, Inc.	1,725	126,339
Fifth Third Bancorp	7,530	195,479
Huntington Bancshares, Inc.	10,834	146,476
JPMorgan Chase & Co.	35,867	3,278,244
KeyCorp	10,811	202,598
M&T Bank Corp.	1,575	255,071
People’s United Financial, Inc. (b)	3,016	53,263
PNC Financial Services Group, Inc. (c)	4,925	614,985
Regions Financial Corp.	12,109	177,276
SunTrust Banks, Inc.	4,953	280,934
U.S. Bancorp	16,137	837,833
Wells Fargo & Co.	45,369	2,513,896
Zions Bancorporation	2,007	88,127

		13,624,786
Beverages — 2.0%
Brown-Forman Corp., Class B (b)	1,829	88,889
Coca-Cola Co.	38,944	1,746,638
Constellation Brands, Inc., Class A	1,753	339,609
Dr. Pepper Snapple Group, Inc.	1,847	168,280
Molson Coors Brewing Co., Class B	1,824	157,484
Monster Beverage Corp. (a)	4,068	202,098

Common Stocks	Shares	Value
Beverages (continued)
PepsiCo, Inc.	14,408	$1,663,980

		4,366,978
Biotechnology — 2.9%
AbbVie, Inc.	16,075	1,165,598
Alexion Pharmaceuticals, Inc. (a)	2,238	272,297
Amgen, Inc.	7,429	1,279,497
Biogen, Inc. (a)	2,157	585,324
Celgene Corp. (a)	7,832	1,017,142
Gilead Sciences, Inc.	13,224	935,995
Incyte Corp. (a)	1,716	216,062
Regeneron Pharmaceuticals, Inc. (a)	757	371,793
Vertex Pharmaceuticals, Inc. (a)	2,488	320,629

		6,164,337
Building Products — 0.3%
Allegion PLC (b)	993	80,552
Fortune Brands Home & Security, Inc.	1,531	99,882
Johnson Controls International PLC	9,459	410,142
Masco Corp.	3,257	124,450

		715,026
Capital Markets — 2.9%
Affiliated Managers Group, Inc.	562	93,213
Ameriprise Financial, Inc.	1,565	199,209
Bank of New York Mellon Corp.	10,462	533,771
BlackRock, Inc. (c)	1,224	517,030
CBOE Holdings, Inc. (b)	917	83,814
Charles Schwab Corp.	12,217	524,842
CME Group, Inc.	3,416	427,820
E*TRADE Financial Corp. (a)	2,741	104,240
Franklin Resources, Inc.	3,524	157,840
Goldman Sachs Group, Inc.	3,696	820,142
Intercontinental Exchange, Inc.	5,940	391,565
Invesco Ltd.	4,056	142,731
Moody’s Corp.	1,675	203,814
Morgan Stanley	14,497	645,986
Nasdaq, Inc.	1,169	83,572
Northern Trust Corp.	2,182	212,112
Raymond James Financial, Inc.	1,276	102,361
S&P Global, Inc.	2,633	384,392
State Street Corp.	3,571	320,426
T. Rowe Price Group, Inc.	2,456	182,260

		6,131,140
Chemicals — 2.1%
Air Products & Chemicals, Inc.	2,171	310,583
Albemarle Corp. (b)	1,121	118,310
CF Industries Holdings, Inc. (b)	2,227	62,267
Dow Chemical Co.	11,346	715,592
E.I. du Pont de Nemours & Co.	8,761	707,100
Eastman Chemical Co.	1,489	125,061
Ecolab, Inc.	2,651	351,920
FMC Corp.	1,384	101,101
International Flavors & Fragrances, Inc.	802	108,270
LyondellBasell Industries NV, Class A	3,350	282,707
Monsanto Co.	4,409	521,849
Mosaic Co.	3,474	79,311
PPG Industries, Inc.	2,612	287,216
Praxair, Inc.	2,833	375,514
Sherwin-Williams Co.	804	282,172

		4,428,973
Commercial Services & Supplies — 0.3%
Cintas Corp. (a)	857	108,016
Republic Services, Inc.	2,336	148,873

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Commercial Services & Supplies (continued)
Stericycle, Inc. (a)	832	$63,498
Waste Management, Inc.	4,096	300,442

		620,829
Communications Equipment — 1.0%
Cisco Systems, Inc.	50,425	1,578,303
F5 Networks, Inc. (a)	660	83,860
Harris Corp.	1,248	136,132
Juniper Networks, Inc.	3,838	107,003
Motorola Solutions, Inc.	1,670	144,856

		2,050,154
Construction & Engineering — 0.1%
Fluor Corp.	1,425	65,237
Jacobs Engineering Group, Inc.	1,200	65,268
Quanta Services, Inc. (a)	1,515	49,874

		180,379
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	649	144,454
Vulcan Materials Co.	1,345	170,385

		314,839
Consumer Finance — 0.7%
American Express Co.	7,651	644,520
Capital One Financial Corp.	4,849	400,624
Discover Financial Services	3,900	242,541
Navient Corp.	2,895	48,202
Synchrony Financial	7,768	231,642

		1,567,529
Containers & Packaging — 0.3%
Avery Dennison Corp.	856	75,645
Ball Corp. (b)	3,474	146,638
International Paper Co.	4,152	235,045
Sealed Air Corp.	1,979	88,580
WestRock Co.	2,568	145,503

		691,411
Distributors — 0.1%
Genuine Parts Co.	1,468	136,172
LKQ Corp. (a)	3,046	100,366

		236,538
Diversified Consumer Services — 0.0%
H&R Block, Inc. (b)	2,021	62,469
Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc., Class B (a)	19,172	3,247,162
Leucadia National Corp.	3,252	85,072

		3,332,234
Diversified Telecommunication Services — 2.1%
AT&T Inc.	62,052	2,341,222
CenturyLink, Inc. (b)	5,540	132,295
Level 3 Communications, Inc. (a)	2,918	173,037
Verizon Communications, Inc.	41,178	1,839,009

		4,485,563
Electric Utilities — 1.9%
Alliant Energy Corp.	2,268	91,106
American Electric Power Co., Inc.	4,954	344,154
Duke Energy Corp.	7,041	588,557
Edison International	3,302	258,183
Entergy Corp.	1,800	138,186
Eversource Energy	3,201	194,333
Exelon Corp.	9,267	334,261

Common Stocks	Shares	Value
Electric Utilities (continued)
FirstEnergy Corp.	4,337	$126,467
NextEra Energy, Inc.	4,731	662,955
PG&E Corp.	5,106	338,885
Pinnacle West Capital Corp.	1,133	96,486
PPL Corp.	6,848	264,744
Southern Co.	9,981	477,890
Xcel Energy, Inc.	5,129	235,319

		4,151,526
Electrical Equipment — 0.6%
Acuity Brands, Inc. (b)	435	88,427
AMETEK, Inc.	2,305	139,614
Eaton Corp PLC	4,556	354,593
Emerson Electric Co.	6,388	380,853
Rockwell Automation, Inc.	1,323	214,273

		1,177,760
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	3,103	229,063
Corning, Inc.	9,382	281,929
FLIR Systems, Inc.	1,378	47,761
TE Connectivity Ltd	3,565	280,494

		839,247
Energy Equipment & Services — 0.9%
Baker Hughes, Inc.	4,314	235,156
Halliburton Co.	8,749	373,670
Helmerich & Payne, Inc. (b)	1,085	58,959
National Oilwell Varco, Inc. (b)	3,830	126,160
Schlumberger Ltd.	14,059	925,645
TechnipFMC PLC (a)	4,723	128,466
Transocean Ltd.	3,823	31,463

		1,879,519
Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc.	900	108,423
American Tower Corp.	4,327	572,549
Apartment Investment & Management Co., Class A	1,610	69,182
AvalonBay Communities, Inc.	1,393	267,693
Boston Properties, Inc.	1,562	192,157
Crown Castle International Corp.	3,696	370,265
Digital Realty Trust, Inc. (b)	1,638	185,012
Equinix, Inc.	783	336,032
Equity Residential	3,721	244,953
Essex Property Trust, Inc.	667	171,599
Extra Space Storage, Inc. (b)	1,285	100,230
Federal Realty Investment Trust	737	93,149
GGP, Inc. (b)	5,754	135,564
HCP, Inc.	4,689	149,860
Host Hotels & Resorts, Inc.	7,324	133,809
Iron Mountain, Inc.	2,399	82,430
Kimco Realty Corp. (b)	4,211	77,272
Macerich Co. (b)	1,209	70,195
Mid-America Apartment Communities, Inc.	1,137	119,817
Prologis, Inc.	5,263	308,622
Public Storage	1,495	311,752
Realty Income Corp.	2,709	149,483
Regency Centers Corp.	1,467	91,893
Simon Property Group, Inc.	3,161	511,323
SL Green Realty Corp. (b)	1,006	106,435
UDR, Inc.	2,600	101,322
Ventas, Inc.	3,522	244,709
Vornado Realty Trust	1,745	163,855
Welltower, Inc.	3,590	268,711

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Weyerhaeuser Co.	7,467	$250,145

		5,988,441
Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	4,411	705,451
CVS Health Corp.	10,340	831,956
Kroger Co.	9,309	217,086
Sysco Corp.	5,038	253,563
Walgreens Boots Alliance, Inc.	8,585	672,291
Wal-Mart Stores, Inc.	14,958	1,132,021
Whole Foods Market, Inc.	3,270	137,700

		3,950,068
Food Products — 1.3%
Archer-Daniels-Midland Co.	5,774	238,928
Campbell Soup Co	1,948	101,588
Conagra Brands, Inc.	4,180	149,477
General Mills, Inc. (b)	5,858	324,533
Hershey Co.	1,445	155,150
Hormel Foods Corp. (b)	2,655	90,562
JM Smucker Co.	1,179	139,511
Kellogg Co.	2,529	175,664
Kraft Heinz Co.	5,976	511,785
McCormick & Co, Inc., Non-Voting Shares	1,163	113,404
Mondelez International, Inc., Class A	15,393	664,824
Tyson Foods, Inc., Class A	2,914	182,504

		2,847,930
Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	17,516	851,453
Align Technology, Inc. (a)	762	114,391
Baxter International, Inc.	4,910	297,251
Becton Dickinson and Co.	2,273	443,485
Boston Scientific Corp. (a)	13,644	378,212
Cooper Cos, Inc.	488	116,837
CR Bard, Inc.	726	229,496
Danaher Corp.	6,139	518,070
DENTSPLY SIRONA, Inc.	2,341	151,790
Edwards Lifesciences Corp. (a)	2,128	251,615
Hologic, Inc. (a)	2,782	126,247
IDEXX Laboratories, Inc. (a)	901	145,439
Intuitive Surgical, Inc. (a)	374	349,828
Medtronic PLC	13,852	1,229,365
Stryker Corp.	3,124	433,549
Varian Medical Systems, Inc. (a)	919	94,832
Zimmer Biomet Holdings, Inc.	2,023	259,753

		5,991,613
Health Care Providers & Services — 2.8%
Aetna, Inc.	3,343	507,568
AmerisourceBergen Corp.	1,673	158,149
Anthem, Inc.	2,637	496,099
Cardinal Health, Inc.	3,194	248,876
Centene Corp. (a)	1,733	138,432
Cigna Corp.	2,580	431,866
DaVita, Inc. (a)	1,559	100,961
Envision Healthcare Corp. (a)	1,175	73,637
Express Scripts Holding Co. (a)	5,992	382,529
HCA Healthcare, Inc. (a)	2,960	258,112
Henry Schein, Inc. (a)	800	146,416
Humana, Inc.	1,461	351,546
Laboratory Corp. of America Holdings (a)	1,026	158,148
McKesson Corp.	2,131	350,635
Patterson Cos., Inc. (b)	887	41,645
Quest Diagnostics, Inc.	1,435	159,515
UnitedHealth Group, Inc.	9,726	1,803,395

Common Stocks	Shares	Value
Health Care Providers & Services (continued)
Universal Health Services, Inc., Class B	917	$111,947

		5,919,476
Health Care Technology — 0.1%
Cerner Corp. (a)	2,967	197,216
Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	4,230	277,361
Chipotle Mexican Grill, Inc. (a)	293	121,917
Darden Restaurants, Inc.	1,266	114,497
Hilton Worldwide Holdings, Inc. (b)	2,069	127,968
Marriott International, Inc., Class A	3,182	319,186
McDonald’s Corp.	8,275	1,267,399
Royal Caribbean Cruises Ltd.	1,715	187,329
Starbucks Corp.	14,714	857,973
Wyndham Worldwide Corp.	1,071	107,539
Wynn Resorts Ltd. (b)	792	106,223
Yum! Brands, Inc.	3,410	251,522

		3,738,914
Household Durables — 0.5%
DR Horton, Inc.	3,396	117,400
Garmin Ltd.	1,146	58,480
Leggett & Platt, Inc. (b)	1,408	73,962
Lennar Corp., Class A	1,991	106,160
Mohawk Industries, Inc. (a)	639	154,440
Newell Brands, Inc.	4,833	259,145
PulteGroup, Inc. (b)	2,920	71,628
Whirlpool Corp.	756	144,865

		986,080
Household Products — 1.7%
Church & Dwight Co., Inc.	2,526	131,049
Clorox Co.	1,286	171,347
Colgate-Palmolive Co.	8,895	659,386
Kimberly-Clark Corp.	3,597	464,409
Procter & Gamble Co.	25,814	2,249,690

		3,675,881
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	6,698	74,415
NRG Energy, Inc.	3,283	56,533

		130,948
Industrial Conglomerates — 2.3%
3M Co.	6,032	1,255,802
General Electric Co.	87,941	2,375,286
Honeywell International, Inc.	7,654	1,020,202
Roper Technologies, Inc.	999	231,298

		4,882,588
Insurance — 2.7%
Aflac, Inc.	4,097	318,255
Allstate Corp.	3,766	333,065
American International Group, Inc.	8,864	554,177
Aon PLC	2,689	357,503
Arthur J. Gallagher & Co.	1,761	100,817
Assurant, Inc.	584	60,555
Chubb Ltd.	4,662	677,762
Cincinnati Financial Corp.	1,502	108,820
Everest Re Group Ltd.	415	105,655
Hartford Financial Services Group, Inc.	3,795	199,503
Lincoln National Corp.	2,334	157,732
Loews Corp.	2,709	126,808
Marsh & McLennan Cos., Inc.	5,186	404,301
MetLife, Inc.	10,908	599,286
Principal Financial Group, Inc.	2,644	169,401

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Insurance (continued)
Progressive Corp.	5,816	$256,427
Prudential Financial, Inc.	4,358	471,274
Torchmark Corp.	1,136	86,904
Travelers Cos., Inc.	2,855	361,243
Unum Group (a)	2,348	109,487
Willis Towers Watson PLC	1,300	189,098
XL Group Ltd. (b)	2,756	120,713

		5,868,786
Internet & Direct Marketing Retail — 2.7%
Amazon.com, Inc. (a)	4,005	3,876,840
Expedia, Inc.	1,208	179,932
Netflix, Inc. (a)	4,337	647,991
Priceline Group, Inc. (a)	498	931,519
TripAdvisor, Inc. (a)(b)	1,081	41,294

		5,677,576
Internet Software & Services — 4.5%
Akamai Technologies, Inc. (a)	1,784	88,861
Alphabet, Inc.:
Class A (a)	3,005	2,793,688
Class C (a)	3,012	2,737,095
eBay, Inc. (a)	10,226	357,092
Facebook, Inc., Class A (a)	23,864	3,602,987
VeriSign, Inc. (a)(b)	901	83,757

		9,663,480
IT Services — 3.8%
Accenture PLC, Class A (b)	6,253	773,371
Alliance Data Systems Corp.	564	144,773
Automatic Data Processing, Inc.	4,558	467,013
Cognizant Technology Solutions Corp., Class A (a)	5,964	396,010
CSRA, Inc. (b)	1,428	45,339
DXC Technology Co.	2,859	219,342
Fidelity National Information Services, Inc.	3,284	280,454
Fiserv, Inc. (a)	2,144	262,297
Gartner, Inc. (a)	907	112,024
Global Payments, Inc.	1,533	138,461
International Business Machines Corp.	8,681	1,335,398
Mastercard, Inc., Class A	9,509	1,154,868
Paychex, Inc.	3,170	180,500
PayPal Holdings, Inc. (a)	11,247	603,626
Total System Services, Inc.	1,629	94,889
Visa, Inc., Class A (b)	18,639	1,747,965
Western Union Co.	4,890	93,155
Xerox Corp.	2,132	61,252

		8,110,737
Leisure Products — 0.1%
Hasbro, Inc.	1,131	126,118
Mattel, Inc. (b)	3,313	71,329

		197,447
Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.	3,257	193,173
Illumina, Inc. (a)	1,461	253,513
Mettler-Toledo International, Inc. (a)	267	157,140
PerkinElmer, Inc.	1,100	74,954
Thermo Fisher Scientific, Inc.	3,947	688,633
Waters Corp. (a)	789	145,050

		1,512,463
Machinery — 1.5%
Caterpillar, Inc.	5,947	639,065
Cummins, Inc.	1,588	257,605

Common Stocks	Shares	Value
Machinery (continued)
Deere & Co.	2,953	$364,961
Dover Corp.	1,562	125,304
Flowserve Corp. (b)	1,299	60,313
Fortive Corp.	2,980	188,783
Illinois Tool Works, Inc.	3,139	449,662
Ingersoll-Rand PLC	2,588	236,517
PACCAR, Inc.	3,548	234,310
Parker-Hannifin Corp.	1,321	211,122
Pentair PLC	1,671	111,188
Snap-on, Inc.	565	89,270
Stanley Black & Decker, Inc.	1,526	214,754
Xylem, Inc. (b)	1,720	95,340

		3,278,194
Media — 3.0%
CBS Corp., Class B, Non-Voting Shares	3,765	240,132
Charter Communications, Inc., Class A (a)	2,172	731,638
Comcast Corp., Class A	47,768	1,859,131
Discovery Communications, Inc.:
Class A (a)(b)	1,376	35,542
Class C (a)	2,248	56,672
DISH Network Corp., Class A (a)	2,277	142,905
Interpublic Group of Cos., Inc.	4,080	100,368
News Corp.:
Class A	3,904	53,485
Class B	1,142	16,159
Omnicom Group, Inc. (b)	2,363	195,893
Scripps Networks Interactive, Inc., Class A (b)	973	66,466
Time Warner, Inc.	7,801	783,298
Twenty-First Century Fox, Inc.:
Class A	10,666	302,274
Class B	4,884	136,117
Viacom, Inc., Class B	3,396	114,004
Walt Disney Co.	14,682	1,559,963

		6,394,047
Metals & Mining — 0.2%
Freeport-McMoRan, Inc. (a)	13,357	160,418
Newmont Mining Corp.	5,343	173,060
Nucor Corp.	3,193	184,779

		518,257
Multiline Retail — 0.4%
Dollar General Corp.	2,542	183,253
Dollar Tree, Inc. (a)	2,328	162,774
Kohl’s Corp. (b)	1,697	65,623
Macy’s, Inc.	3,055	70,998
Nordstrom, Inc.	1,166	55,770
Target Corp.	5,572	291,360

		829,778
Multi-Utilities — 1.0%
Ameren Corp.	2,470	135,035
CenterPoint Energy, Inc.	4,322	118,336
CMS Energy Corp.	2,819	130,379
Consolidated Edison, Inc.	3,094	250,057
Dominion Resources, Inc.	6,334	485,374
DTE Energy Co.	1,827	193,278
NiSource, Inc.	3,292	83,485
Public Service Enterprise Group, Inc.	5,040	216,770
SCANA Corp.	1,457	97,634
Sempra Energy	2,505	282,439
WEC Energy Group, Inc. (b)	3,190	195,802

		2,188,589

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 5.1%
Anadarko Petroleum Corp.	5,616	$254,629
Apache Corp.	3,804	182,326
Cabot Oil & Gas Corp.	4,833	121,212
Chesapeake Energy Corp. (a)(b)	7,587	37,707
Chevron Corp.	19,122	1,994,998
Cimarex Energy Co.	952	89,498
Concho Resources, Inc. (a)	1,493	181,444
ConocoPhillips	12,413	545,675
Devon Energy Corp.	5,280	168,802
EOG Resources, Inc.	5,834	528,094
EQT Corp.	1,727	101,185
Exxon Mobil Corp.	42,778	3,453,468
Hess Corp. (b)	2,681	117,615
Kinder Morgan, Inc.	19,248	368,792
Marathon Oil Corp.	8,660	102,621
Marathon Petroleum Corp.	5,317	278,239
Murphy Oil Corp. (b)	1,682	43,110
Newfield Exploration Co. (a)	1,999	56,892
Noble Energy, Inc.	4,348	123,048
Occidental Petroleum Corp.	7,664	458,844
ONEOK, Inc. (b)	3,833	199,929
Phillips 66 (b)	4,456	368,467
Pioneer Natural Resources Co.	1,723	274,956
Range Resources Corp. (b)	1,884	43,652
Tesoro Corp.	1,523	142,553
Valero Energy Corp.	4,561	307,685
Williams Cos., Inc.	8,343	252,626

		10,798,067
Personal Products — 0.1%
Coty, Inc., Class A (b)	4,728	88,697
Estee Lauder Cos., Inc., Class A	2,228	213,843

		302,540
Pharmaceuticals — 5.0%
Allergan PLC	3,371	819,456
Bristol-Myers Squibb Co.	16,682	929,521
Eli Lilly & Co.	9,775	804,483
Johnson & Johnson	27,197	3,597,891
Mallinckrodt PLC (a)	1,080	48,395
Merck & Co., Inc.	27,737	1,777,664
Mylan NV (a)	4,610	178,960
Perrigo Co. PLC	1,453	109,731
Pfizer, Inc.	60,234	2,023,260
Zoetis, Inc.	4,961	309,467

		10,598,828
Professional Services — 0.3%
Equifax, Inc.	1,205	165,591
IHS Markit Ltd.	3,196	140,752
Nielsen Holdings PLC	3,370	130,284
Robert Half International, Inc.	1,308	62,692
Verisk Analytics, Inc. (a)	1,559	131,533

		630,852
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (a)	2,996	109,054
Road & Rail — 0.9%
CSX Corp.	9,335	509,318
JB Hunt Transport Services, Inc.	900	82,242
Kansas City Southern	1,097	114,801
Norfolk Southern Corp.	2,962	360,475
Union Pacific Corp.	8,152	887,834

		1,954,670

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 3.3%
Advanced Micro Devices, Inc. (a)	7,722	$96,371
Analog Devices, Inc.	3,630	282,414
Applied Materials, Inc.	10,884	449,618
Broadcom Ltd.	4,035	940,357
Intel Corp.	47,561	1,604,708
KLA-Tencor Corp.	1,558	142,573
Lam Research Corp.	1,623	229,541
Microchip Technology, Inc. (b)	2,316	178,749
Micron Technology, Inc. (a)	10,475	312,783
NVIDIA Corp.	6,007	868,372
Qorvo, Inc. (a)	1,303	82,506
QUALCOMM, Inc.	14,842	819,575
Skyworks Solutions, Inc.	1,899	182,209
Texas Instruments, Inc.	10,061	773,993
Xilinx, Inc. (b)	2,500	160,800

		7,124,569
Software — 4.8%
Activision Blizzard, Inc.	6,948	399,996
Adobe Systems, Inc. (a)	4,998	706,917
ANSYS, Inc. (a)	863	105,010
Autodesk, Inc. (a)	1,957	197,305
CA, Inc.	3,150	108,581
Citrix Systems, Inc. (a)	1,568	124,781
Electronic Arts, Inc. (a)	3,102	327,943
Intuit, Inc.	2,457	326,314
Microsoft Corp.	77,941	5,372,473
Oracle Corp.	30,320	1,520,245
Red Hat, Inc. (a)	1,798	172,159
salesforce.com, Inc. (a)	6,751	584,637
Symantec Corp.	6,191	174,896
Synopsys, Inc. (a)	1,521	110,927

		10,232,184
Specialty Retail — 2.2%
Advance Auto Parts, Inc.	722	84,178
AutoNation, Inc. (a)(b)	633	26,687
AutoZone, Inc. (a)	293	167,145
Bed Bath & Beyond, Inc. (b)	1,515	46,056
Best Buy Co., Inc. (b)	2,741	157,142
CarMax, Inc. (a)	1,914	120,697
Foot Locker, Inc.	1,346	66,331
Gap, Inc. (b)	2,167	47,652
Home Depot, Inc.	12,106	1,857,060
L Brands, Inc. (b)	2,409	129,821
Lowe’s Cos., Inc.	8,663	671,642
O’Reilly Automotive, Inc. (a)	933	204,084
Ross Stores, Inc.	4,012	231,613
Signet Jewelers Ltd. (b)	690	43,636
Staples, Inc.	6,626	66,724
Tiffany & Co. (b)	1,081	101,473
TJX Cos., Inc.	6,494	468,672
Tractor Supply Co. (b)	1,310	71,015
Ulta Beauty, Inc. (a)	588	168,956

		4,730,584
Technology Hardware, Storage & Peripherals — 4.0%
Apple Inc.	52,641	7,581,357
Hewlett Packard Enterprise Co.	16,789	278,529
HP, Inc.	17,072	298,419
NetApp, Inc.	2,747	110,017
Seagate Technology PLC	2,977	115,359
Western Digital Corp.	2,905	257,383

		8,641,064

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods — 0.7%
Coach, Inc.	2,713	$128,433
Hanesbrands, Inc. (b)	3,834	88,795
Michael Kors Holdings Ltd. (a)	1,585	57,456
NIKE, Inc., Class B	13,402	790,718
PVH Corp.	789	90,341
Ralph Lauren Corp.	531	39,188
Under Armour, Inc.:
Class A (a)(b)	1,793	39,016
Class C (a)(b)	1,805	36,389
VF Corp. (b)	3,234	186,278

		1,456,614
Tobacco — 1.8%
Altria Group, Inc.	19,596	1,459,314
Philip Morris International, Inc.	15,678	1,841,381
Reynolds American, Inc.	8,333	541,978

		3,842,673
Trading Companies & Distributors — 0.2%
Fastenal Co. (b)	2,928	127,456
United Rentals, Inc. (a)	855	96,367
W.W. Grainger, Inc. (b)	572	103,263

		327,086
Water Utilities — 0.1%
American Water Works Co., Inc.	1,797	140,076
Total Long-Term Investments (Cost — $69,931,875) — 98.3%		209,658,207

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (c)(d)	3,599,962	$3,599,962
SL Liquidity Series, LLC, Money Market Series, 1.27% (c)(d)(e)	8,833,046	8,833,929
Total Short-Term Securities (Cost — $ 12,434,213) — 5.8%		12,433,891
Total Investments (Cost — $ 82,366,088) — 104.1%		222,092,098
Liabilities in Excess of Other Assets — (4.1)%		(8,686,522)

Net Assets — 100.0%		$213,405,576

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Shares Purchased		Shares Sold	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
BlackRock, Inc.	1,224	—		—	1,224	$517,030	$6,120		—	$51,249
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,269,017	330,945	[1]	—	3,599,962	3,599,962	9,031		—	—
SL Liquidity Series, LLC, Money Market Series	4,528,572	4,304,474	[1]	—	8,833,046	8,833,929	8,383	[2]	$(340)	(548)
PNC Financial Services Group, Inc.	4,925	—		—	4,925	614,985	5,418		—	38,956
Total						$13,565,906	$28,952		$(340)	$89,657

[1]	Represents net shares purchased.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
32	S&P 500 E-Mini Index	September 2017	$3,873,440	$(18,642)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation	[1]	—	—	$18,642	—	—	—	$18,642

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$256,193	—	—	—	$256,193
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(11,515)	—	—	—	$(11,515)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$4,001,020

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock S&P 500 Index V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$209,658,207	—	—	$209,658,207
Short-Term Securities	3,599,962	—	—	3,599,962

Subtotal	$213,258,169	—	—	$213,258,169

Investments Valued at NAV[2]				8,833,929

Total Investments				$222,092,098

[1]    See above Schedule of Investments for values in each industry.

[2]    As of June 30, 2017, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$ (18,642)	—	—	$ (18,642)
[1] Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock S&P 500 Index V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $8,659,836) (cost — $69,494,407)	$208,526,192
Investments at value — affiliated (cost — $12,871,681)	13,565,906
Cash pledged for futures contracts	138,000
Receivables:
Securities lending income — affiliated	1,960
Capital shares sold	43,088
Dividends — affiliated	1,963
Dividends — unaffiliated	209,237
From the Manager	18,367
Variation margin on futures contracts	1,262
Prepaid expenses	10,491

Total assets	222,516,466

Liabilities
Cash collateral on securities loaned at value	8,834,135
Payables:
Investments purchased	89,877
Capital shares redeemed	43,310
Distribution fees	334
Investment advisory fees	34,968
Officer’s and Directors’ fees	482
Other accrued expenses	106,204
Other affiliates	1,580

Total liabilities	9,110,890

Net Assets	$213,405,576

Net Assets Consist of
Paid-in capital	$75,537,442
Undistributed net investment income	1,664,453
Accumulated net realized loss	(3,503,687)
Net unrealized appreciation (depreciation)	139,707,368

Net Assets	$213,405,576

Net Asset Value
Class I — Based on net assets of $210,690,685 and 9,698,099 shares outstanding, 100 million shares authorized, $0.10 par value	$21.72

Class II — Based on net assets of $2,714,891 and 126,013 shares outstanding, 100 million shares authorized, $0.10 par value	$21.54

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock S&P 500 Index V.I. Fund

Investment Income
Dividends — affiliated	$20,569
Dividends — unaffiliated	1,946,561
Securities lending — affiliated — net	8,383

Total investment income	1,975,513

Expenses
Investment advisory	308,814
Transfer agent	2,480
Transfer agent — class specific	53,966
Professional	33,196
Accounting services	23,360
Printing	16,359
Custodian	11,876
Officer and Directors	10,810
Distribution — class specific	1,932
Miscellaneous	13,729

Total expenses	476,522
Less:
Fees waived by the Manager	(104,047)
Transfer agent fees reimbursed — class specific	(53,966)

Total expenses after fees waived and reimbursed	318,509

Net investment income	1,657,004

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	1,294,116
Investments — affiliated	(340)
Futures contracts	256,193

1,549,969

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	14,695,567
Investments — affiliated	89,657
Futures contracts	(11,515)

14,773,709

Net realized and unrealized gain	16,323,678

Net Increase in Net Assets Resulting from Operations	$17,980,682

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Statements of Changes in Net Assets	BlackRock S&P 500 Index V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$1,657,004	$3,478,726
Net realized gain	1,549,969	8,754,845
Net change in unrealized appreciation (depreciation)	14,773,709	8,499,712

Net increase in net assets resulting from operations	17,980,682	20,733,283

Distributions to Shareholders[1]
From net investment income:
Class I	—	(3,462,212)
Class II	—	(37,791)
From net realized gain:
Class I	—	(9,370,529)
Class II	—	(114,078)

Decrease in net assets resulting from distributions to shareholders	—	(12,984,610)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(2,134,049)	981,987

Net Assets
Total increase in net assets	15,846,633	8,730,660
Beginning of period	197,558,943	188,828,283

End of period	$213,405,576	$197,558,943

Undistributed net investment income, end of period	$1,664,453	$7,449

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights	BlackRock S&P 500 Index V.I. Fund

	Class I
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$19.90	$19.08	$20.63	$19.43	$15.43	$13.92

Net investment income[1]	0.17	0.37	0.37	0.35	0.30	0.29
Net realized and unrealized gain (loss)	1.65	1.85	(0.14)	2.25	4.61	1.87

Net increase from investment operations	1.82	2.22	0.23	2.60	4.91	2.16

Distributions:[2]
From net investment income	—	(0.38)	(0.42)	(0.36)	(0.31)	(0.30)
From net realized gain	—	(1.02)	(1.36)	(1.04)	(0.60)	(0.35)

Total distributions	—	(1.40)	(1.78)	(1.40)	(0.91)	(0.65)

Net asset value, end of period	$21.72	$19.90	$19.08	$20.63	$19.43	$15.43

Total Return[3]
Based on net asset value	9.15%[4]	11.60%	1.05%	13.30%	31.87%	15.60%

Ratios to Average Net Assets
Total expenses	0.46%[5]	0.46%	0.46%	0.46%	0.46%	0.46%

Total expenses after fees waived and reimbursed	0.31%[5]	0.31%	0.31%	0.34%	0.41%	0.43%

Net investment income	1.61%[5]	1.87%	1.76%	1.70%	1.69%	1.87%

Supplemental Data
Net assets, end of period (000)	$210,691	$195,261	$187,048	$204,029	$199,825	$158,160

Portfolio turnover rate	2%	4%	4%	3%	4%	4%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Financial Highlights (concluded)	BlackRock S&P 500 Index V.I. Fund

	Class II
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$19.75	$18.94	$20.49	$19.31	$15.34	$13.84

Net investment income[1]	0.15	0.33	0.33	0.32	0.27	0.26
Net realized and unrealized gain (loss)	1.64	1.85	(0.13)	2.22	4.58	1.86

Net increase from investment operations	1.79	2.18	0.20	2.54	4.85	2.12

Distributions:[2]
From net investment income	—	(0.35)	(0.39)	(0.32)	(0.28)	(0.27)
From net realized gain	—	(1.02)	(1.36)	(1.04)	(0.60)	(0.35)

Total distributions	—	(1.37)	(1.75)	(1.36)	(0.88)	(0.62)

Net asset value, end of period	$21.54	$19.75	$18.94	$20.49	$19.31	$15.34

Total Return[3]
Based on net asset value	9.06%[4]	11.47%	0.89%	13.11%	31.67%	15.44%

Ratios to Average Net Assets
Total expenses	0.59%[5]	0.62%	0.61%	0.60%	0.60%	0.61%

Total expenses after fees waived and reimbursed	0.46%[5]	0.46%	0.46%	0.48%	0.56%	0.58%

Net investment income	1.48%[5]	1.71%	1.61%	1.55%	1.54%	1.72%

Supplemental Data
Net assets, end of period (000)	$2,715	$2,298	$1,780	$1,962	$1,828	$1,584

Portfolio turnover rate	2%	4%	4%	3%	4%	4%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (Unaudited)	BlackRock S&P 500 Index V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock S&P 500 Index V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	19

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdraft, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$5,873,917	$(5,873,917)	—
Credit Suisse Securities (USA) LLC	34,272	(34,272)	—
Deutsche Bank Securities, Inc.	449,985	(449,985)	—
Goldman Sachs & Co.	36,992	(36,992)	—
JP Morgan Securities LLC	1,073,524	(1,073,524)	—
Morgan Stanley	1,191,146	(1,191,146)	—

Total	$8,659,836	$(8,659,836)	—

[1]

Cash collateral with a value of $8,834,135 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	21

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.30% of the average daily value of the Fund’s net assets.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.15% based upon the average daily net assets attributable to Class II.

For the six months ended June 30, 2017, the class specific distribution fees borne directly by Class II is $1,932.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class II	Total
$53,514	$452	$53,966

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Expense Limitations, Waivers and Reimbursements: BlackRock has contractually agreed to waive 0.10% if its management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2017, the amount waived was $102,938.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $1,109.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective May 1, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2017, there were no fees waived by the Manager.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $1,047 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I and Class II.

These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class II	Total
Transfer agent fees reimbursed	$53,514	$452	$53,966

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	23

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $3,131 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$1,763,864	$554,218	$(293,684)

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $3,347,214 and $3,264,849, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$87,575,404

Gross unrealized appreciation	$136,194,485
Gross unrealized depreciation	(1,677,791)

Net unrealized appreciation	$134,516,694

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	456,560	$9,673,877	1,196,731	$23,140,247
Shares issued in reinvestment of distributions	—	—	640,814	12,832,741
Shares redeemed	(570,139)	(12,003,138)	(1,829,715)	(35,366,872)

Net increase (decrease)	(113,579)	$(2,329,261)	7,830	$606,116

Class II
Shares sold	113,585	$2,291,172	53,129	$1,004,364
Shares issued in reinvestment of distributions	—	—	7,643	151,869
Shares redeemed	(103,948)	(2,095,960)	(38,371)	(780,362)

Net increase	9,637	$195,212	22,401	$375,871

Total Net Increase (Decrease)	(103,942)	$(2,134,049)	30,231	$981,987

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	25

Notes to Financial Statements (concluded)	BlackRock S&P 500 Index V.I. Fund

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Total Return V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock Total Return V.I. Fund

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

Positive contributions to performance for the period came from allocations to U.S. securitized assets including non-agency mortgage-backed securities (“MBS”), and collateralized loan obligations (“CLOs”). Security selection within commercial mortgage-backed securities (“CMBS”) also aided performance. Out-of-benchmark exposure to emerging market bonds, high yield corporates and municipal bonds contributed positively as well.

•	The Fund’s U.S. absolute return and macro strategies modestly detracted from performance relative to the benchmark.

Describe recent portfolio activity.

•

The Fund began 2017 positioned to benefit from reflation driven by firming global growth, with an underweight stance with respect to duration (and corresponding interest rate sensitivity) and an emphasis on carry-oriented (income) opportunities to be found lower in the capital structure. Within these overall themes, the Fund held an allocation to high yield credit and overweight exposure to securitized assets including

CMBS, asset-backed securities, CLO’s and non-agency MBS, as well as emerging markets. In addition, the Fund maintained exposure to Treasury inflation-protected securities to capture any benefit from rising market expectations for inflation.

•

During the second quarter of 2017, the Fund reduced its duration underweight as volatility remained low, global growth started to plateau following a strong recovery, and inflation expectations declined. This shift was designed to increase the Fund’s income generation given the lack of any catalyst for rate volatility to increase substantially, and made with the view that the market should favor strategies designed to generate income given the large demand for fixed income assets and low supply.

Describe portfolio positioning at period end.

•

The Fund ended the period positioned with a less pronounced underweight stance with respect to duration, as softening domestic economic activity and inflation data alongside strong fixed income demand kept rates subdued. Rich valuations in credit sectors led to the Fund to favor idiosyncratic stories within investment grade and high yield corporate bonds rather than broad exposure to those segments. The Fund ended the period with an increased overweight in emerging markets based on the view that synchronized developed market growth bodes well for the sector. Finally, the Fund continued to favor securitized assets for yield, as a strong technical backdrop should support segments such as non-agency MBS and CLOs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock Total Return V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]

Under normal circumstances, the Fund invests at least 80%, and typically invests 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2017
				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I4	2.41%	2.21%	2.49%	0.35%	3.03%		4.18%
Class III[4]	2.10	2.00	2.35	0.01	2.73	[7]	3.90	[7]
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	2.27	(0.31)	2.21		4.48

[4]

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[10]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]	Ending Account Value June 30, 2017	Expenses Paid During the Period[9]
Class I	$1,000.00	$1,024.90	$3.26	$2.86	$1,000.00	$1,021.57	$3.26	$1,021.97	$2.86
Class III	$1,000.00	$1,023.50	$4.82	$4.42	$1,000.00	$1,020.03	$4.81	$1,020.43	$4.41

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.65% for Class I and 0.96% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.57% for Class I and 0.88% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

BlackRock Total Return V.I. Fund

Portfolio Information as of June 30, 2017

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	36%
Corporate Bonds	22
U.S. Treasury Obligations	19
Asset-Backed Securities	10
Non-Agency Mortgage-Backed Securities	5
Foreign Government Obligations	4
Taxable Municipal Bonds	3
Floating Rate Loan Interests	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocations[1]	Percent of Total Investments[2]
AAA/Aaa[3]	62%
AA/Aa	4
A	9
BBB/Baa	14
BB/Ba	2
B	1
CCC/Caa	2
CC/Ca	1
N/R	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities and options purchased.
[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Disclosure of Expenses	BlackRock Total Return V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Accredited Mortgage Loan Trust, Series 2006-1, Class M2, 1.56%, 4/25/36 (a)	USD	190	$98,732
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, 1.94%, 12/25/33 (a)		122	105,645
Series 2007-HE4, Class A2A, 1.35%, 5/25/37 (a)		108	34,689
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, 0.00%, 7/15/26 (a)(b)		250	250,000
Ajax Mortgage Loan Trust:
Series 2016-B, Class A, 4.00%, 9/25/65 (b)(c)		99	99,323
Series 2016-C, Class A, 4.00%, 10/25/57 (b)(c)		92	91,349
AJAX Mortgage Loan Trust, Series 2017-A, Class A, 3.47%, 4/25/57 (b)(c)		380	379,236
Allegro CLO II Ltd., Series 2014-1A, Class A1R, 2.33%, 1/21/27 (a)(b)(d)		500	500,115
ALM V Ltd., Series 2012-5A, Class A2R, 3.31%, 10/18/27 (a)(b)		250	252,455
ALM XII Ltd., Series 2015-12A, Class A1R, 2.21%, 4/16/27 (a)(b)(d)		250	250,000
ALM XIV Ltd., Series 2014-14A, Class A1R, 2.32%, 7/28/26 (a)(b)		1,250	1,250,317
AMMC CLO 18 Ltd., Series 2016-18A, Class AL1, 2.77%, 5/26/28 (a)(b)		170	171,177
AMMC CLO 19 Ltd., Series 2016-19A, Class C, 3.96%, 10/15/28 (a)(b)		100	100,402
AMMC CLO IX Ltd., Series 2011-9A, Class B1R, 3.66%, 1/15/22 (a)(b)		290	292,041
AMMC CLO XII Ltd., Series 2013-12A, Class B, 3.08%, 5/10/25 (a)(b)		500	500,182
Anchorage Capital CLO 5 Ltd., Series 2014-5A, Class CR, 3.58%, 10/15/26 (a)(b)		250	250,546
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, 0.00%, 7/15/30 (a)(b)(d)		250	250,000
Anchorage Capital CLO Ltd., Series 2013-1A, Class A2A, 2.91%, 7/13/25 (a)(b)		250	250,073
Apidos CLO XII, Series 2013-12A, Class A, 2.26%, 4/15/25 (a)(b)		500	500,542
Apidos CLO XV, Series 2013-15A, Class A1R, 2.26%, 10/20/25 (a)(b)(d)		500	500,065
Arbor Realty CLO Ltd., Series 2015-FL2A, Class A, 2.91%, 9/15/25 (a)(b)(d)		250	250,000
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.86%, 9/15/26 (a)(b)(d)		130	130,000
ARES XXVIII CLO Ltd., Series 2013-3A, Class B1R, 2.66%, 10/17/24 (a)(b)		250	249,998

Asset-Backed Securities		Par (000)	Value
ARES XXXIII CLO Ltd., Series 2015-1A, Class B2R, 4.02%, 12/05/25 (a)(b)	USD	250	$253,241
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 1.70%, 5/25/35 (a)(d)		64	48,877
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1L, 2.68%, 2/17/26 (a)(b)		250	249,977
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class AR, 2.59%, 7/16/26 (a)(b)		250	250,003
Series 2014-1A, Class BR, 3.16%, 7/16/26 (a)(b)		250	249,995
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (b)		84	83,352
Series 2015-2, Class A, 3.34%, 11/15/48 (b)		95	96,153
Babson CLO Ltd., Series 2013-IA, Class A, 2.26%, 4/20/25 (a)(b)		250	250,271
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25 (a)		300	235,898
Battalion CLO IV Ltd., Series 2013-4A, Class A1R, 2.29%, 10/22/25 (a)(b)		250	250,077
Bayview Financial Revolving Asset Trust:
Series 2004-B, Class A1, 2.22%, 5/28/39 (a)(b)		158	123,848
Series 2005-E, Class A1, 2.04%, 12/28/40 (a)(b)		105	92,701
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (a)		40	16,915
Series 2000-A, Class A3, 7.83%, 6/15/30 (a)		37	16,233
Series 2000-A, Class A4, 8.29%, 6/15/30 (a)		63	29,516
Bear Stearns Asset-Backed Securities I Trust:
Series 2007-FS1, Class 1A3, 1.39%, 5/25/35 (a)		84	84,187
Series 2007-HE2, Class 23A, 1.36%, 3/25/37 (a)		65	61,142
Series 2007-HE3, Class 1A4, 1.57%, 4/25/37 (a)		208	134,264
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 2.42%, 1/25/36 (a)		24	23,232
Benefit Street Partners CLO Ltd., Series 2012-IA, Class A2R, 3.41%, 10/15/25 (a)(b)		500	503,022

Portfolio Abbreviations
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	GO	General Obligation	OTC	Over-the-counter
BZDIOVER	Overnight Brazil CETIP Interbank Rate	HUF	Hungarian Forint	RB	Revenue Bonds
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CLO	Collateralized Loan Obligation	KRW	South Korean Won	TBA	To-be-announced
CLP	Chilean Peso	LIBOR	London Interbank Offered Rate	TRY	Turkish Lira
CNH	Chinese Yuan Offshore	MXN	Mexican Peso	TWD	Taiwan Dollar
CNY	Chinese Yuan	MXIBTIIE	Mexican Equilibrium Interbank Interest Rate	USD	U.S. Dollar
COP	Colombian Peso	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro	NOK	Norwegian Krone

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Asset-Backed Securities		Par (000)	Value
BlueMountain CLO Ltd.:
Series 2013-2A, Class A, 2.35%, 1/22/25 (a)(b)	USD	250	$250,134
Series 2013-3A, Class A, 2.57%, 10/29/25 (a)(b)		250	249,999
Series 2013-4A, Class AR, 2.17%, 4/15/25 (a)(b)		250	250,073
Bsprt Issuer Ltd., Series 2017-FL1, Class A, 2.43%, 6/15/27 (a)(d)		130	130,163
Canyon Capital CLO Ltd., Series 2006-1A, Class A1, 1.50%, 12/15/20 (a)(b)		188	187,312
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-4A, Class AR, 2.61%, 1/20/29 (a)(b)		300	303,259
Series 2014-1A, Class CR, 3.91%, 4/17/25 (a)(b)		250	251,019
Carrington Mortgage Loan Trust:
Series 2005-FRE1, Class M1, 1.69%, 12/25/35 (a)		160	154,052
Series 2006-FRE2, Class A2, 1.34%, 10/25/36 (a)		84	54,240
Series 2006-FRE2, Class A3, 1.38%, 10/25/36 (a)		267	194,133
Series 2006-FRE2, Class A5, 1.30%, 10/25/36 (a)		28	18,178
Series 2006-NC2, Class A3, 1.37%, 6/25/36-6/25/37 (a)		790	752,190
Series 2006-NC5, Class A5, 1.28%, 1/25/37 (a)		83	72,744
Series 2007-RFC1, Class A4, 1.44%, 10/25/36 (a)		100	66,881
C-BASS Trust:
Series 2006-CB7, Class A4, 1.38%, 10/25/36 (a)		70	50,107
Series 2006-CB9, Class A2, 1.33%, 11/25/36 (a)		38	22,111
Series 2006-CB9, Class A4, 1.45%, 11/25/36 (a)		17	10,265
Series 2007-CB1, Class AF2, 3.77%, 1/25/37 (c)		267	132,950
Series 2007-CB5, Class A2, 1.39%, 4/25/37 (a)		67	50,061
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (b)(d)		6	6,151
CIFC Funding Ltd.:
Series 2014-2A, Class A1LR, 2.39%, 5/24/26 (a)(b)(d)		500	500,020
Series 2014-3A, Class C1, 3.95%, 7/22/26 (a)(b)		250	249,994
Series 2014-4A, Class A1R, 2.54%, 10/17/26 (a)(b)		250	250,351
Series 2014-5A, Class A1R, 2.56%, 1/17/27 (a)(b)		890	892,932
Series 2015-2A, Class A, 2.61%, 4/15/27 (a)(b)		250	250,563
Citicorp Residential Mortgage Trust, Series 2007-2, Class M1, 5.30%, 6/25/37 (c)		100	96,869
Citigroup Mortgage Loan Trust:
Series 2006-NC1, Class A2D, 1.47%, 8/25/36 (a)		100	80,054
Series 2007-AHL2, Class A3B, 1.22%, 5/25/37 (a)		274	204,573
Series 2007-AHL2, Class A3C, 1.29%, 5/25/37 (a)		124	93,509
Colony American Homes, Series 2015-1A, Class A, 2.37%, 7/17/32 (a)(b)		97	97,368
Conseco Finance Corp., Series 2001-D, Class B1, 3.66%, 11/15/32 (a)		74	73,937

Asset-Backed Securities		Par (000)	Value
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 9/01/29 (a)	USD	58	$32,882
Series 2000-4, Class A6, 8.31%, 5/01/32 (a)		154	84,867
Series 2000-5, Class A7, 8.20%, 5/01/31		155	109,737
Conseco Financial Corp.:
Series 1997-3, Class M1, 7.53%, 3/15/28 (a)		64	63,454
Series 1997-6, Class M1, 7.21%, 1/15/29 (a)		46	45,254
Series 1998-8, Class M1, 6.98%, 9/01/30 (a)		121	99,411
Series 1999-5, Class A5, 7.86%, 3/01/30 (a)		51	40,540
Series 1999-5, Class A6, 7.50%, 3/01/30 (a)		37	28,211
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 1.84%, 9/25/33 (a)		127	120,417
Series 2004-5, Class A, 2.12%, 10/25/34 (a)		143	137,932
Series 2006-11, Class 3AV2, 1.38%, 9/25/46 (a)		12	11,964
Series 2006-S10, Class A3, 1.54%, 10/25/36 (a)		60	54,798
Series 2006-SPS1, Class A, 1.44%, 12/25/25 (a)		3	3,566
Series 2007-S3, Class A3, 1.60%, 5/25/37 (a)		100	85,010
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.40%, 12/25/36 (c)		19	14,762
Series 2006-MH1, Class B1, 6.25%, 10/25/36 (b)(c)		100	103,256
Series 2006-SL1, Class A2, 5.56%, 9/25/36 (b)(c)		92	21,483
Series 2007-CB6, Class A4, 1.56%, 7/25/37 (a)(b)		68	45,280
Series 2007-RP1, Class A, 1.53%, 5/25/46 (a)(b)		49	40,580
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, 1.43%, 3/15/34 (a)		45	35,865
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35		16	16,996
Series 2006-S5, Class A5, 6.16%, 6/25/35		18	17,700
Series 2007-S1, Class A3, 5.81%, 11/25/36 (a)		55	54,790
CWHEQ Revolving Home Equity Loan Resuritization Trust:
Series 2006-RES, Class 4Q1B, 1.29%, 12/15/33 (a)(b)(d)		30	25,810
Series 2006-RES, Class 5B1B, 1.18%, 5/15/35 (a)(b)(d)		19	16,152
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 1.34%, 5/15/35 (a)		35	30,030
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (b)		218	220,924
Dryden Senior Loan Fund, Series 2015-41A, Class A, 2.66%, 1/15/28 (a)(b)		250	250,928
Dryden XXV Senior Loan Fund, Series 2012-25A, Class AR, 2.36%, 1/15/25 (a)(b)		232	232,390
Finn Square CLO Ltd., Series 2012-1A, Class A2R, 2.86%, 12/24/23 (a)(b)		250	250,575

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Asset-Backed Securities		Par (000)	Value
First Franklin Mortgage Loan Trust:
Series 2004-FFH3, Class M3, 2.27%, 10/25/34 (a)	USD	33	$28,079
Series 2006-FF16, Class 2A3, 1.36%, 12/25/36 (a)		859	525,248
Series 2006-FF17, Class A5, 1.37%, 12/25/36 (a)		727	606,899
Series 2006-FF5, Class 2A3, 1.38%, 4/25/36 (a)		41	37,136
Series 2006-FFH1, Class M2, 1.62%, 1/25/36 (a)		130	51,835
GE-WMC Asset-Backed Pass-Through Certificates:
Series 2005-2, Class A2C, 1.47%, 12/25/35 (a)		32	31,059
Series 2005-2, Class M1, 1.66%, 12/25/35 (a)		184	103,546
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2B, 1.17%, 8/25/36 (a)		757	480,482
GMACM Home Equity Loan Trust, Series 2006-HE4, Class A2, 1.20%, 12/25/36 (a)		116	113,562
GSAA Home Equity Trust, Series 2007-4, Class A3B, 1.57%, 3/25/37 (a)		120	16,922
GSAA Trust, Series 2007-2, Class AF3, 5.92%, 3/25/37 (a)		31	13,974
GSAMP Trust:
Series 2006-FM2, Class A2B, 1.34%, 9/25/36 (a)		87	39,554
Series 2007-H1, Class A1B, 1.42%, 1/25/47 (a)		33	21,420
GT Loan Financing I Ltd., Series 2013-1A, Class A, 2.44%, 10/28/24 (a)(b)		250	250,044
Highbridge Loan Management Ltd., Series 6A-2015, Class A, 2.62%, 5/05/27 (a)(b)		250	250,388
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, 3.24%, 7/25/34 (a)		33	32,897
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 7/25/36 (c)		85	35,574
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 1.88%, 4/15/36 (a)		34	30,754
Invitation Homes Trust:
Series 2014-SFR2, Class C, 3.41%, 9/17/31 (a)(b)		150	150,460
Series 2014-SFR3, Class A, 2.41%, 12/17/31 (a)(b)		19	18,717
Series 2014-SFR3, Class C, 3.71%, 12/17/31 (a)(b)		167	168,219
Series 2014-SFR3, Class D, 4.21%, 12/17/31 (a)(b)		20	19,693
Series 2015-SFR3, Class A, 2.51%, 8/17/32 (a)(b)		96	96,054
Series 2015-SFR3, Class E, 4.74%, 8/17/32 (a)(b)		100	101,470
JPMorgan Mortgage Acquisition Trust:
Series 2006-CW1, Class M1, 1.49%, 5/25/36 (a)		100	83,630
Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)		293	165,546
Series 2006-WF1, Class A5, 6.41%, 7/25/36 (c)		64	36,341
Series 2006-WF1, Class A6, 6.00%, 7/25/36 (c)		59	33,125
LCM XVIII LP, Series 18A, Class B1, 3.46%, 4/20/27 (a)(b)		250	249,977

Asset-Backed Securities		Par (000)	Value
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 4/15/40 (a)	USD	90	$96,298
Series 2001-B, Class M2, 7.17%, 4/15/40 (a)		254	175,793
Lendmark Funding Trust, Series 2017-1A, Class A, 2.83%, 1/22/24 (b)		510	509,896
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (b)(d)		110	108,719
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A3, 1.38%, 11/25/36 (a)		99	48,286
Series 2006-10, Class 2A4, 1.44%, 11/25/36 (a)		74	36,555
Series 2006-2, Class 2A3, 1.41%, 3/25/46 (a)		844	420,879
Series 2006-2, Class 2A4, 1.51%, 3/25/46 (a)		256	130,022
Series 2006-3, Class 2A3, 1.40%, 5/25/46 (a)		402	183,063
Series 2006-4, Class 2A4, 1.48%, 5/25/36 (a)		491	232,129
Series 2006-9, Class 2A3, 1.38%, 10/25/36 (a)		120	51,578
Series 2006-9, Class 2A4, 1.45%, 10/25/36 (a)		141	61,265
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, 4.47%, 3/25/32 (a)		40	41,220
Madison Park Funding XI Ltd., Series 2013-11A, Class A1B, 2.60%, 10/23/25 (a)(b)		250	250,295
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2R, 2.28%, 7/20/26 (a)(b)		830	830,640
MASTR Asset-Backed Securities Trust, Series 2006-HE2, Class A3, 1.37%, 6/25/36 (a)		233	129,153
MASTR Specialized Loan Trust, Series 2006-3, Class A, 1.48%, 6/25/46 (a)(b)		22	20,709
Merrill Lynch Mortgage Investors Trust:
Series 2006-OPT1, Class M1, 1.48%, 8/25/37 (a)		51	14,430
Series 2006-RM3, Class A2B, 1.31%, 6/25/37 (a)		29	8,996
Morgan Stanley ABS Capital I, Inc. Trust:
Series 2005-HE1, Class A2MZ, 1.82%, 12/25/34 (a)		155	147,647
Series 2005-HE5, Class M4, 2.09%, 9/25/35 (a)		158	70,449
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A2, 1.33%, 11/25/36 (a)		36	18,201
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 3.34%, 1/20/24 (a)(b)		250	250,244
MP CLO III Ltd., Series 2013-1A, Class A, 2.34%, 4/20/25 (a)(b)		250	250,035
Navient Private Education Loan Trust:
Series 2014-AA, Class A2B, 2.41%, 2/15/29 (a)(b)		580	588,537
Series 2014-CTA, Class B, 2.91%, 10/17/44 (a)(b)		200	191,762
Series 2016-AA, Class B, 3.50%, 12/16/58 (a)(b)		100	90,838
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class B2R, 3.33%, 4/15/26 (a)(b)		250	249,986
NextGear Floorplan Master Owner Trust, Series 2015-1A, Class B, 2.74%, 7/15/19 (a)(b)		100	100,005

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Asset-Backed Securities		Par (000)	Value
Northwoods Capital IX Ltd., Series 2012-9A, Class A, 2.58%, 1/18/24 (a)(b)	USD	217	$216,851
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 1/15/19 (a)		27	20,639
Series 2001-D, Class A4, 6.93%, 9/15/31 (a)(d)		15	13,410
Series 2002-B, Class M1, 7.62%, 6/15/32 (a)		82	67,804
OCP CLO Ltd., Series 2017-13A, Class A1A, 0.00%, 7/15/30 (a)(b)		300	299,460
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class AR, 2.26%, 4/15/26 (a)(b)		457	457,282
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 2.28%, 7/17/25 (a)(b)		510	510,630
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R, 2.84%, 10/25/25 (a)(b)		250	250,152
OFSI Fund VI Ltd., Series 2014-6A, Class A2, 3.06%, 3/20/25 (a)(b)		101	101,092
OHA Loan Funding Ltd., Series 2013-2A, Class A, 2.46%, 8/23/24 (a)(b)		225	225,043
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (b)		22	22,154
Series 2014-1A, Class B, 3.24%, 6/18/24 (b)		350	350,351
Series 2014-2A, Class B, 3.02%, 9/18/24 (b)		100	100,398
Series 2014-2A, Class D, 5.31%, 9/18/24 (b)		200	201,553
Series 2016-2A, Class A, 4.10%, 3/20/28 (b)		200	204,020
Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class A2, 1.86%, 7/25/33 (a)		205	198,807
Option One Mortgage Loan Trust, Series 2007-CP1, Class 2A3, 1.43%, 3/25/37 (a)		90	58,983
Ownit Mortgage Loan Trust Series, Series 2006-2, Class A2C, 6.00%, 1/25/37 (c)		70	64,968
OZLM Funding II Ltd., Series 2012-2A, Class A1R, 2.61%, 10/30/27 (a)(b)		1,043	1,045,948
OZLM Funding III Ltd., Series 2013-3A, Class BR, 4.15%, 1/22/29 (a)(b)		320	323,879
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 2.30%, 7/22/25 (a)(b)		390	390,198
OZLM Funding Ltd., Series 2012-1A, Class A2R, 3.50%, 7/22/27 (a)(b)		250	250,268
OZLM Funding V Ltd., Series 2013-5A, Class BR, 3.51%, 1/17/26 (a)(b)(d)		250	250,037
OZLM IX Ltd., Series 2014-9A, Class CR, 4.71%, 1/20/27 (a)(b)		250	250,291
Palmer Square CLO Ltd., Series 2013-1A, Class A2R, 2.68%, 5/15/25 (a)(b)		400	400,006
Preston Ridge Partners Mortgage LLC, Series 2017-1A, Class A1, 4.25%, 1/25/22 (b)(c)(d)		146	146,422
Pretium Mortgage Credit Partners I LLC:
Series 2017-NPL2, Class A1, 3.25%, 3/28/57 (b)(c)		469	469,277
Series 2017-NPL3, Class A1, 3.25%, 6/29/32 (b)(c)		380	380,000
Progress Residential Trust:
Series 2016-SFR1, Class A, 2.71%, 9/17/33 (a)(b)		199	202,480

Asset-Backed Securities		Par (000)	Value
Series 2016-SFR1, Class E, 5.06%, 9/17/33 (a)(b)	USD	100	$104,362
Series 2016-SFR2, Class E, 4.72%, 1/17/34 (a)(b)		100	104,235
Race Point X CLO Ltd., Series 2016-10A, Class A, 2.76%, 7/25/28 (a)(b)		250	251,955
RASC Trust, Series 2003-KS5, Class AIIB, 1.80%, 7/25/33 (a)		72	68,203
RCO Mortgage LLC, Series 2015-NQM1, Class A, 4.52%, 11/25/45 (a)(b)		16	15,593
Rockford Tower CLO Ltd.:
Series 2017-1A, Class A, 2.74%, 4/15/29 (a)(b)(d)		250	249,975
Series 2017-1A, Class B, 3.17%, 4/15/29 (a)(b)(d)		250	248,725
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3D, 1.43%, 10/25/36 (a)		100	66,049
SLM Private Credit Student Loan Trust:
Series 2004-B, Class A3, 1.58%, 3/15/24 (a)		419	409,107
Series 2006-C, Class A4, 1.42%, 3/15/23 (a)		3	2,820
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40 (b)		100	98,715
Sound Point CLO VIII Ltd., Series 2015-1A, Class B, 3.21%, 4/15/27 (a)(b)		270	270,064
Sound Point CLO XI Ltd., Series 2016-1A, Class A, 2.81%, 7/20/28 (a)(b)		250	252,607
Sound Point CLO XII Ltd., Series 2016-2A, Class A, 2.82%, 10/20/28 (a)(b)		250	252,764
Sound Point CLO XIV Ltd., Series 2016-3A, Class A, 2.68%, 1/23/29 (a)(b)		260	261,375
Sound Point CLO XV Ltd., Series 2017-1A, Class A, 2.50%, 1/23/29 (a)(b)		250	250,854
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, 2.01%, 1/25/35 (a)		6	5,526
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (b)		390	392,611
Stanwich Mortgage Loan Co. LLC:
Series 2016-NPL2, Class NOTE, 3.72%, 8/16/46 (b)(c)(d)		303	303,058
Series 2017-NPB1, Class A1, 3.60%, 5/17/22 (b)(c)(d)		650	650,000
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 1.52%, 1/25/35 (a)		158	148,120
SWAY Residential Trust, Series 2014-1, Class A, 2.51%, 1/17/32 (a)(b)		4	3,995
Symphony CLO XII Ltd., Series 2013-12A, Class AR, 2.19%, 10/15/25 (a)(b)		255	254,802
THL Credit Wind River CLO Ltd., Series 2014-2A, Class A2, 2.61%, 7/15/26 (a)(b)		250	250,205
TICP CLO III Ltd., Series 2014-3A, Class AR, 2.34%, 1/20/27 (a)(b)(d)		250	250,133
Tricon American Homes Trust, Series 2015-SFR1, Class A, 2.42%, 5/17/32 (a)(b)		89	89,476
U.S. Residential Opportunity Fund II Trust:
Series 2016-1II, Class A, 3.47%, 7/27/36 (b)(c)		88	87,736
Series 2016-2II, Class A, 3.47%, 8/27/36 (b)(c)		201	199,828
Series 2016-3II, Class A, 3.60%, 10/27/36 (b)(c)		84	84,327
U.S. Residential Opportunity Fund III Trust:
Series 2016-1III, Class A, 3.47%, 7/27/36 (b)(c)		228	229,240

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Asset-Backed Securities		Par (000)	Value
Series 2016-2III, Class A, 3.47%, 8/27/36 (b)(c)	USD	524	$520,985
Series 2016-3III, Class A, 3.60%, 10/27/36 (b)(c)		372	370,199
U.S. Residential Opportunity Fund IV Trust:
Series 2016-1IV, Class A, 3.47%, 7/27/36 (b)(c)		398	398,944
Series 2016-2IV, Class A, 3.47%, 8/27/36 (b)(c)		320	318,815
Series 2016-3IV, Class A, 3.60%, 10/27/36 (b)(c)		202	202,753
Velocity Commercial Capital Loan Trust, Series 2017-1, Class AFL, 2.47%, 5/25/47 (a)(b)		157	158,309
Venture XIX CLO Ltd., Series 2014-19A, Class AR, 2.53%, 1/15/27 (a)(b)(d)		250	250,469
Venture XVIII CLO Ltd., Series 2014-18A, Class A, 2.61%, 10/15/26 (a)(b)		315	314,997
Vibrant CLO III Ltd., Series 2015-3A, Class A1R, 2.64%, 4/20/26 (a)(b)		250	250,474
VOLT LIX LLC, Series 2017-NPL6, Class A1, 3.25%, 5/25/47 (b)(c)		418	418,568
VOLT LX LLC, Series 2017-NPL7, Class A1, 3.25%, 4/25/59 (b)(c)		360	359,679
VOLT LXI LLC, Series 2017-NPL8, Class A1, 3.13%, 6/25/47 (b)(c)(d)		190	190,000
Voya CLO Ltd., Series 2014-3A, Class A1, 2.58%, 7/25/26 (a)(b)		250	250,339
Voya Investment Management CLO Ltd., Series 2013-2A, Class A1, 2.31%, 4/25/25 (a)(b)		250	250,111
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 1.35%, 7/25/37 (a)(b)		118	108,962
Washington Mutual Asset-Backed Certificates, Series 2006-HE4, Class 2A2, 1.40%, 9/25/36 (a)		177	84,008
Washington Mutual Asset-Backed Certificates Trust:
Series 2006-HE5, Class 1A, 1.37%, 10/25/36 (a)		81	66,653
Series 2007-HE2, Class 2A2, 1.24%, 2/25/37 (a)		223	91,675
Wellfleet CLO Ltd., Series 2017-1A, Class A1, 2.43%, 4/20/29 (a)(b)(d)		250	250,088
WVUE, Series 2015-1A, Class A, 4.50%, 9/25/20 (b)(c)(d)		47	47,883
Total Asset-Backed Securities — 12.1%			45,434,556

Corporate Bonds
Aerospace & Defense — 0.3%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (b)		39	39,532
4.75%, 10/07/44 (b)		8	8,667
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (b)		35	36,225
Lockheed Martin Corp.:
3.55%, 1/15/26		44	45,593
3.60%, 3/01/35		139	137,149
4.50%, 5/15/36		18	19,631
4.07%, 12/15/42		94	96,080
4.70%, 5/15/46		50	56,182
Northrop Grumman Corp., 3.85%, 4/15/45		100	99,167

Corporate Bonds		Par (000)	Value
Aerospace & Defense (continued)
United Technologies Corp.:
1.78%, 5/04/18 (c)	USD	284	$284,364
4.15%, 5/15/45		98	101,467
4.05%, 5/04/47		265	271,441

			1,195,498
Air Freight & Logistics — 0.2%
FedEx Corp.:
4.90%, 1/15/34		185	205,922
3.90%, 2/01/35		117	116,132
4.10%, 2/01/45		88	86,333
4.75%, 11/15/45		164	177,098
4.55%, 4/01/46		94	98,740
4.40%, 1/15/47		136	139,883

			824,108
Airlines — 0.3%
American Airlines Group, Inc., 4.63%, 3/01/20 (b)		69	71,365
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		242	243,463
Delta Air Lines, Inc., 2.88%, 3/13/20		871	882,389
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 3/15/27 (b)		37	35,817
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		15	16,054

			1,249,088
Auto Components — 0.1%
Delphi Automotive PLC:
4.25%, 1/15/26		115	121,811
4.40%, 10/01/46		111	110,681

			232,492
Automobiles — 0.2%
Ford Motor Credit Co. LLC, 3.81%, 1/09/24		741	750,280
Banks — 6.9%
Bank of America Corp.:
2.25%, 4/21/20		290	290,118
3.30%, 1/11/23		202	205,979
3.88%, 8/01/25		460	475,875
3.50%, 4/19/26		376	377,281
3.25%, 10/21/27		174	168,142
4.88%, 4/01/44		22	24,631
4.44%, 1/20/48 (a)		420	444,226
Barclays PLC:
4.84%, 5/09/28		385	393,582
4.95%, 1/10/47		200	213,428
BB&T Corp.:
2.45%, 1/15/20		96	97,072
2.75%, 4/01/22		1,500	1,522,159
BNP Paribas SA:
2.95%, 5/23/22 (b)		565	570,626
3.80%, 1/10/24 (b)		200	208,284
BPCE SA, 3.00%, 5/22/22 (b)		330	332,870
Citigroup, Inc.:
1.80%, 2/05/18		142	142,108
2.50%, 9/26/18		191	192,295
2.50%, 7/29/19		453	457,068
2.90%, 12/08/21		2,040	2,060,671
3.50%, 5/15/23		114	115,662
3.88%, 3/26/25		135	135,834
4.13%, 7/25/28		637	646,634
4.75%, 5/18/46		460	482,860
Citizens Bank N.A.:
2.25%, 3/02/20		544	543,491
2.65%, 5/26/22		555	553,507

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Banks (continued)
Fifth Third Bank, 2.25%, 6/14/21	USD	216	$215,369
HSBC Holdings PLC:
2.65%, 1/05/22		928	925,860
4.04%, 3/13/28 (a)		324	335,592
ING Groep NV, 3.95%, 3/29/27		288	299,475
Intesa Sanpaolo SpA, 5.02%, 6/26/24 (b)		1,041	1,055,737
JPMorgan Chase & Co.:
2.20%, 10/22/19		71	71,227
2.75%, 6/23/20		42	42,702
2.55%, 10/29/20		205	206,720
2.97%, 1/15/23		1,140	1,153,560
3.88%, 9/10/24		261	269,285
3.90%, 7/15/25		196	204,403
4.25%, 10/01/27		95	99,095
3.78%, 2/01/28 (a)		390	398,821
Lloyds Banking Group PLC, 3.75%, 1/11/27		214	214,848
Mitsubishi UFJ Financial Group, Inc., 3.00%, 2/22/22		455	461,758
Mizuho Financial Group, Inc., 2.95%, 2/28/22		1,338	1,349,520
Royal Bank of Scotland Group PLC:
2.65%, 5/15/23 (a)		1,365	1,376,057
3.50%, 5/15/23 (a)		495	498,210
3.88%, 9/12/23		752	767,874
Santander UK Group Holdings PLC, 2.88%, 8/05/21		635	636,460
Sumitomo Mitsui Trust Bank Ltd., 2.05%, 3/06/19 (b)		1,634	1,633,989
U.S. Bancorp:
2.95%, 7/15/22		190	193,262
3.10%, 4/27/26		70	69,187
3.15%, 4/27/27		160	160,267
UniCredit SpA, 5.86%, 6/19/32 (a)(b)		403	413,765
Washington Mutual Bank:
0.00%, 5/01/09 (a)(e)(f)		500	111,563
0.00%, 11/06/09 (e)(f)		300	66,937
5.55%, 6/16/10 (e)(f)		250	55,781
Wells Fargo & Co.:
2.60%, 7/22/20		77	78,086
2.55%, 12/07/20		95	96,089
2.10%, 7/26/21		630	621,551
3.58%, 5/22/28 (a)		580	586,166
4.90%, 11/17/45		51	55,609
4.75%, 12/07/46		360	384,363

			25,763,591
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21		516	522,919
3.30%, 2/01/23		185	190,500
4.70%, 2/01/36		75	82,548
4.90%, 2/01/46		920	1,038,350
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		35	33,875

			1,868,192
Biotechnology — 0.6%
AbbVie, Inc.:
2.50%, 5/14/20		439	444,089
2.90%, 11/06/22		106	106,997
4.50%, 5/14/35		294	310,063
Amgen, Inc.:
2.13%, 5/01/20		107	107,160
4.40%, 5/01/45		222	228,027
Gilead Sciences, Inc.:
2.35%, 2/01/20		20	20,191
2.50%, 9/01/23		117	115,267
4.60%, 9/01/35		27	28,950

Corporate Bonds		Par (000)	Value
Biotechnology (continued)
4.00%, 9/01/36	USD	550	$546,912
4.50%, 2/01/45		105	108,847
4.15%, 3/01/47		48	48,224

			2,064,727
Building Products — 0.1%
CRH America Finance, Inc., 3.40%, 5/09/27 (b)		210	210,012
Johnson Controls International PLC, 5.13%, 9/14/45		180	206,985

			416,997
Capital Markets — 2.1%
Bank of New York Mellon Corp., 2.05%, 5/03/21		946	937,341
Credit Suisse AG, 3.00%, 10/29/21		259	263,932
Credit Suisse Group AG, 4.28%, 1/09/28 (b)		250	258,420
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20		250	251,966
Goldman Sachs Group, Inc.:
2.63%, 1/31/19		263	265,658
2.00%, 4/25/19		68	67,970
2.60%, 4/23/20		138	139,281
2.75%, 9/15/20		65	65,783
2.63%, 4/25/21		143	143,284
2.35%, 11/15/21		498	491,299
3.50%, 1/23/25		73	73,793
3.75%, 5/22/25		452	462,844
Jefferies Group LLC, 6.50%, 1/20/43		30	33,903
Moody’s Corp.:
2.75%, 12/15/21		230	231,931
3.25%, 1/15/28 (b)		315	310,159
Morgan Stanley:
2.80%, 6/16/20		239	242,475
2.63%, 11/17/21		1,273	1,271,124
2.75%, 5/19/22		1,560	1,559,663
3.75%, 2/25/23		193	200,684
3.70%, 10/23/24		126	129,308
Northern Trust Corp., 3.38%, 5/08/32 (a)		195	194,916
State Street Corp., 2.65%, 5/19/26		103	99,829
UBS Group Funding Switzerland AG, 4.13%, 9/24/25 (b)		200	209,647

			7,905,210
Chemicals — 0.1%
Agrium, Inc., 4.13%, 3/15/35 (g)		46	45,777
Dow Chemical Co.:
4.38%, 11/15/42		23	23,756
4.63%, 10/01/44		103	109,630
E.I. du Pont de Nemours & Co., 2.20%, 5/01/20		105	105,570
Eastman Chemical Co., 4.80%, 9/01/42		59	63,334
Monsanto Co., 3.60%, 7/15/42		107	93,069
Sherwin-Williams Co.:
4.00%, 12/15/42		20	19,194
4.50%, 6/01/47		75	78,587

			538,917
Commercial Services & Supplies — 0.4%
Aviation Capital Group Corp., 2.88%, 9/17/18 (b)		160	161,540
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 7/20/23 (b)		4	4,147
Pitney Bowes, Inc., 3.88%, 5/15/22		1,075	1,074,726
Waste Management, Inc., 3.90%, 3/01/35		56	57,811

			1,298,224
Communications Equipment — 0.0%
Harris Corp., 2.70%, 4/27/20		28	28,290

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Communications Equipment (continued)
Juniper Networks, Inc., 3.30%, 6/15/20	USD	63	$64,516

			92,806
Construction Materials — 0.1%
LafargeHolcim Finance U.S. LLC, 4.75%, 9/22/46 (b)		240	249,652
Consumer Finance — 1.0%
American Express Credit Corp.:
2.25%, 8/15/19		177	178,525
3.30%, 5/03/27		100	99,917
Capital One Financial Corp.:
4.75%, 7/15/21		5	5,395
3.75%, 3/09/27		330	328,802
Discover Financial Services, 4.10%, 2/09/27		104	104,180
General Motors Financial Co., Inc.:
2.63%, 7/10/17		480	480,048
4.75%, 8/15/17		230	230,784
3.10%, 1/15/19		41	41,560
3.70%, 11/24/20		117	121,056
3.20%, 7/06/21		600	606,744
3.15%, 6/30/22		1,300	1,302,012
4.00%, 1/15/25		151	151,642
Synchrony Financial:
2.60%, 1/15/19		94	94,502
2.70%, 2/03/20		48	48,243
4.50%, 7/23/25		105	107,977

			3,901,387
Containers & Packaging — 0.1%
Reynolds Group Issuer, Inc., 5.75%, 10/15/20		210	214,901
Diversified Consumer Services — 0.0%
Wesleyan University, 4.78%, 7/01/2116		79	77,271
Diversified Financial Services — 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.63%, 10/30/20		462	491,000
3.50%, 5/26/22		531	544,935
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		180	208,294
BP Capital Markets PLC, 3.22%, 4/14/24		470	474,642
Enel Finance International NV:
2.88%, 5/25/22 (b)		420	420,583
3.63%, 5/25/27 (b)		440	435,751
Glencore Funding LLC, 4.00%, 3/27/27 (b)		440	432,915
Hyundai Capital America, 2.55%, 4/03/20 (b)		786	784,033
Shell International Finance BV:
4.13%, 5/11/35		291	302,981
3.63%, 8/21/42		44	41,161
UBS Group Funding Switzerland AG, 4.25%, 3/23/28 (b)		500	522,365
Woodside Finance Ltd., 3.65%, 3/05/25 (b)		16	15,942

			4,674,602
Diversified Telecommunication Services — 1.2%
AT&T Inc.:
3.80%, 3/01/24		243	248,493
5.25%, 3/01/37		254	270,606
6.38%, 3/01/41		43	50,215
4.30%, 12/15/42		104	96,578
4.75%, 5/15/46		177	173,567
Orange SA, 5.50%, 2/06/44		55	65,660
Telefonica Emisiones SAU:
4.10%, 3/08/27		341	352,303
5.21%, 3/08/47		150	161,960
Verizon Communications, Inc.:
1.72%, 5/22/20 (a)		2,640	2,641,980

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (continued)
4.86%, 8/21/46	USD	555	$555,094

			4,616,456
Electric Utilities — 0.4%
Baltimore Gas & Electric Co., 3.50%, 8/15/46		77	73,412
Emera U.S. Finance LP:
2.15%, 6/15/19		147	146,863
2.70%, 6/15/21		222	222,340
Exelon Corp.:
2.85%, 6/15/20		161	163,565
2.45%, 4/15/21		38	37,896
4.95%, 6/15/35		48	52,549
Great Plains Energy, Inc., 3.90%, 4/01/27		398	402,627
Southern California Edison Co., 1.25%, 11/01/17		47	46,972
Southern Co. Gas Capital Corp., 4.40%, 5/30/47		200	203,986
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (b)		250	259,254

			1,609,464
Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp., 3.20%, 4/01/24		114	115,162
Energy Equipment & Services — 0.1%
Halliburton Co., 3.80%, 11/15/25		190	194,717
Nabors Industries, Inc., 5.50%, 1/15/23 (b)		91	86,223
Schlumberger Holdings Corp., 3.00%, 12/21/20 (b)		164	166,984

			447,924
Equity Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.:
3.30%, 2/15/21		81	83,116
3.45%, 9/15/21		77	79,406
4.40%, 2/15/26		16	16,770
Crown Castle International Corp.:
3.40%, 2/15/21		48	49,289
2.25%, 9/01/21		197	193,809

			422,390
Food & Staples Retailing — 0.1%
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44		387	411,828
4.65%, 6/01/46		8	8,374

			420,202
Food Products — 0.1%
Arcor SAIC, 6.00%, 7/06/23 (b)		28	29,750
Post Holdings, Inc., 6.00%, 12/15/22 (b)		213	225,780

			255,530
Health Care Equipment & Supplies — 0.5%
Abbott Laboratories:
2.80%, 9/15/20		75	76,172
3.88%, 9/15/25		25	25,713
Becton Dickinson and Co.:
2.13%, 6/06/19		600	600,911
2.68%, 12/15/19		114	115,396
2.89%, 6/06/22		425	426,329
4.69%, 12/15/44		30	30,896
Boston Scientific Corp., 2.65%, 10/01/18		82	82,753
Medtronic Global Holdings SCA, 3.35%, 4/01/27		410	417,982
Medtronic, Inc., 4.38%, 3/15/35		24	26,214
Stryker Corp., 4.63%, 3/15/46		69	75,382

			1,877,748

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Health Care Providers & Services — 0.6%
Aetna, Inc.:
4.50%, 5/15/42	USD	88	$95,049
4.13%, 11/15/42		32	32,581
4.75%, 3/15/44		60	67,449
Anthem, Inc.:
1.88%, 1/15/18		276	276,229
2.30%, 7/15/18		457	459,572
Series A, 3.70%, 8/15/21		161	167,937
Baylor Scott & White Holdings, 4.19%, 11/15/45		40	40,896
Catholic Health Initiatives, 4.35%, 11/01/42		30	27,077
Cigna Corp., 3.25%, 4/15/25		281	282,096
HCA, Inc., 3.75%, 3/15/19		210	214,200
Kaiser Foundation Hospitals, 4.15%, 5/01/47		148	153,350
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		63	63,519
New York & Presbyterian Hospital, 3.56%, 8/01/36		40	38,822
Ochsner Clinic Foundation, 5.90%, 5/15/45		35	43,481
RWJ Barnabas Health, Inc., 3.95%, 7/01/46		29	28,534
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		35	38,940
SSM Health Care Corp., 3.82%, 6/01/27		130	133,218
UnitedHealth Group, Inc.:
2.70%, 7/15/20		46	46,968
4.63%, 7/15/35		16	17,983
4.20%, 1/15/47		123	129,752

			2,357,653
Hotels, Restaurants & Leisure — 0.1%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.38%, 5/01/22		190	206,150
McDonald’s Corp.:
4.70%, 12/09/35		55	60,703
4.88%, 12/09/45		27	30,101
4.45%, 3/01/47		160	168,302

			465,256
Household Durables — 0.0%
Newell Brands, Inc., 2.88%, 12/01/19		164	166,815
Independent Power and Renewable Electricity Producers — 0.1%
Genneia SA, 8.75%, 1/20/22 (b)		25	26,583
Stoneway Capital Corp., 10.00%, 3/01/27 (b)		150	158,298

			184,881
Industrial Conglomerates — 0.1%
Eaton Corp., 2.75%, 11/02/22		118	118,643
General Electric Co., 4.50%, 3/11/44		305	338,841

			457,484
Insurance — 0.4%
Allstate Corp., 4.20%, 12/15/46		134	139,697
American International Group, Inc.:
3.75%, 7/10/25		72	73,338
3.88%, 1/15/35		89	86,282
4.50%, 7/16/44		107	108,806
Aon PLC, 4.75%, 5/15/45		200	216,400
Marsh & McLennan Cos., Inc.:
3.75%, 3/14/26		18	18,741
4.35%, 1/30/47		53	56,641
Principal Financial Group, Inc., 4.30%, 11/15/46		300	312,079
Travelers Cos., Inc.:
4.60%, 8/01/43		120	133,844
4.00%, 5/30/47		170	173,905

Corporate Bonds		Par (000)	Value
Insurance (continued)
Willis North America, Inc., 3.60%, 5/15/24	USD	26	$26,262

			1,345,995
IT Services — 0.2%
DXC Technology Co., 2.88%, 3/27/20 (b)		124	125,559
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		12	12,571
4.50%, 8/15/46		398	408,275
Total System Services, Inc., 4.80%, 4/01/26		235	255,808
Visa, Inc., 4.15%, 12/14/35		53	57,423

			859,636
Machinery — 0.0%
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44		16	17,255
Media — 1.5%
21st Century Fox America, Inc.:
4.75%, 9/15/44		37	38,951
4.95%, 10/15/45		12	12,990
CBS Corp., 2.30%, 8/15/19		96	96,627
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.46%, 7/23/22		405	431,514
4.91%, 7/23/25		79	85,345
3.75%, 2/15/28 (b)		860	847,309
6.38%, 10/23/35		99	117,350
6.48%, 10/23/45		790	948,168
5.38%, 5/01/47 (b)		290	306,804
Comcast Corp.:
3.38%, 8/15/25		279	286,229
4.25%, 1/15/33		35	37,302
4.40%, 8/15/35		196	210,688
3.20%, 7/15/36		333	311,660
4.75%, 3/01/44		310	344,961
4.60%, 8/15/45		45	49,072
3.40%, 7/15/46		65	59,189
CSC Holdings LLC, 7.63%, 7/15/18		190	200,450
Discovery Communications LLC, 3.80%, 3/13/24		151	152,684
Interpublic Group of Cos., Inc., 4.00%, 3/15/22		62	65,016
NBCUniversal Media LLC, 4.45%, 1/15/43		76	80,686
Time Warner Cable LLC:
5.00%, 2/01/20		58	61,874
4.13%, 2/15/21		160	167,313
4.00%, 9/01/21		22	22,997
5.50%, 9/01/41		63	67,704
4.50%, 9/15/42		9	8,563
Time Warner, Inc.:
2.10%, 6/01/19		260	260,107
3.60%, 7/15/25		50	49,886
4.85%, 7/15/45		156	160,631
Viacom, Inc.:
2.75%, 12/15/19		9	9,102
4.50%, 3/01/21		69	73,285

			5,564,457
Metals & Mining — 0.3%
Barrick Gold Corp., 5.25%, 4/01/42		190	216,182
Newmont Mining Corp.:
3.50%, 3/15/22		250	258,528
4.88%, 3/15/42		175	184,911
Nucor Corp., 5.20%, 8/01/43		40	46,935
Rio Tinto Finance USA PLC, 4.13%, 8/21/42		110	113,510
Steel Dynamics, Inc., 5.13%, 10/01/21		96	98,590

			918,656

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Multi-Utilities — 0.3%
Dominion Energy Gas Holdings LLC, 4.60%, 12/15/44	USD	97	$101,357
NiSource Finance Corp., 3.49%, 5/15/27		210	211,445
Pacific Gas & Electric Co.:
4.75%, 2/15/44		51	58,043
4.30%, 3/15/45		103	110,325
Virginia Electric & Power Co.:
3.50%, 3/15/27		291	299,220
4.45%, 2/15/44		44	48,070
4.20%, 5/15/45		143	150,127

			978,587
Oil, Gas & Consumable Fuels — 2.1%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		40	50,354
4.50%, 7/15/44		99	90,724
Apache Corp., 4.25%, 1/15/44		118	110,527
Canadian Natural Resources Ltd.:
2.95%, 1/15/23		300	297,609
3.85%, 6/01/27		395	391,800
Cenovus Energy, Inc., 4.25%, 4/15/27 (b)		440	419,156
Devon Energy Corp.:
3.25%, 5/15/22		217	215,664
5.85%, 12/15/25		293	332,960
5.60%, 7/15/41		191	198,369
Enbridge, Inc.:
2.90%, 7/15/22		205	204,590
3.70%, 7/15/27		165	164,878
Endeavor Energy Resources LP/EER Finance, Inc., 7.00%, 8/15/21 (b)		210	217,350
Energy Transfer LP, 6.13%, 12/15/45		231	250,030
Enterprise Products Operating LLC:
5.10%, 2/15/45		38	41,728
4.90%, 5/15/46		177	190,333
EOG Resources, Inc.:
2.45%, 4/01/20		343	344,060
4.15%, 1/15/26		85	89,308
Exxon Mobil Corp.:
1.82%, 3/15/19		529	531,087
4.11%, 3/01/46		118	124,478
Halcon Resources Corp., 12.00%, 2/15/22 (b)		70	79,100
Hess Corp., 4.30%, 4/01/27		470	459,088
Kinder Morgan Energy Partners LP, 3.50%, 3/01/21		674	690,160
Kinder Morgan, Inc.:
3.05%, 12/01/19		33	33,573
5.05%, 2/15/46		120	120,504
MPLX LP, 5.20%, 3/01/47		68	70,032
NGPL PipeCo LLC, 7.12%, 12/15/17 (b)		205	208,844
Noble Energy, Inc., 5.05%, 11/15/44		70	71,891
Petro-Canada, 6.80%, 5/15/38 (g)		90	117,292
Pioneer Natural Resources Co., 4.45%, 1/15/26		50	52,573
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		110	112,749
Resolute Energy Corp., 8.50%, 5/01/20		210	208,950
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		119	132,281
4.20%, 3/15/28 (b)		151	152,557
Spectra Energy Partners LP, 4.50%, 3/15/45		230	226,677
Sunoco Logistics Partners Operations LP:
3.90%, 7/15/26		34	33,361
5.35%, 5/15/45		50	49,008
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.50%, 10/15/19		210	221,550
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		48	48,064

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
2.50%, 8/01/22	USD	44	$43,946
Western Refining Logistics LP/WNRL Finance Corp., 7.50%, 2/15/23		210	226,275
Williams Partners LP, 4.00%, 9/15/25		270	274,970

			7,898,450
Paper & Forest Products — 0.0%
Georgia-Pacific LLC, 7.38%, 12/01/25		97	123,419
Pharmaceuticals — 0.8%
Allergan Funding SCS:
2.35%, 3/12/18		354	355,478
3.00%, 3/12/20		740	755,702
3.80%, 3/15/25		770	796,449
4.55%, 3/15/35		166	177,176
4.75%, 3/15/45		131	141,410
Mylan NV, 5.25%, 6/15/46		77	84,230
Pfizer, Inc., 4.00%, 12/15/36		248	262,001
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		47	48,534
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23		224	217,872

			2,838,852
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
4.15%, 4/01/45		80	83,626
4.70%, 9/01/45		35	39,418
4.13%, 6/15/47		120	126,188
CSX Corp., 4.25%, 11/01/66		124	122,234
Norfolk Southern Corp., 6.00%, 5/23/2111		85	102,344
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26 (b)		273	268,269
Union Pacific Corp.:
3.38%, 2/01/35		27	26,702
3.88%, 2/01/55		134	129,343
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		102	103,591

			1,001,715
Semiconductors & Semiconductor Equipment — 1.4%
Analog Devices, Inc.:
3.90%, 12/15/25		20	20,789
3.50%, 12/05/26		450	453,504
5.30%, 12/15/45		20	22,908
Applied Materials, Inc.:
3.30%, 4/01/27		218	221,543
4.35%, 4/01/47		129	136,921
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 1/15/20 (b)		1,073	1,074,559
3.00%, 1/15/22 (b)		1,604	1,618,337
3.63%, 1/15/24 (b)		1,031	1,054,711
Lam Research Corp.:
2.75%, 3/15/20		121	122,540
2.80%, 6/15/21		116	117,670
QUALCOMM, Inc.:
2.60%, 1/30/23		290	288,942
4.80%, 5/20/45		78	85,607
Xilinx, Inc., 2.95%, 6/01/24		125	125,337

			5,343,368
Software — 0.7%
Autodesk, Inc., 3.50%, 6/15/27		425	417,940
Microsoft Corp.:
3.50%, 2/12/35		231	232,906
3.45%, 8/08/36		266	266,166
3.70%, 8/08/46		638	631,325

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Software (continued)
4.25%, 2/06/47	USD	630	$682,072
Oracle Corp.:
3.25%, 5/15/30		151	151,733
3.90%, 5/15/35		91	93,773
4.00%, 7/15/46		183	184,811
4.38%, 5/15/55		94	98,712

			2,759,438
Technology Hardware, Storage & Peripherals — 1.0%
Apple Inc.:
3.00%, 2/09/24		276	280,186
2.85%, 5/11/24		1,040	1,045,039
3.45%, 2/09/45		39	36,647
4.65%, 2/23/46		899	1,007,708
Dell International LLC/EMC Corp.:
5.45%, 6/15/23 (b)		331	359,191
8.35%, 7/15/46 (b)		240	309,740
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18		470	474,021
3.60%, 10/15/20		228	235,091
HP, Inc., 3.75%, 12/01/20		16	16,747

			3,764,370
Tobacco — 0.0%
Reynolds American, Inc.:
2.30%, 6/12/18		60	60,261
3.25%, 6/12/20		25	25,738

			85,999
Trading Companies & Distributors — 0.4%
Air Lease Corp.:
2.63%, 7/01/22		415	411,323
3.00%, 9/15/23		628	624,387
3.63%, 4/01/27		205	205,019
GATX Corp.:
2.60%, 3/30/20		59	59,611
3.85%, 3/30/27		86	86,551

			1,386,891
Wireless Telecommunication Services — 0.2%
Rogers Communications, Inc., 5.00%, 3/15/44		22	24,884
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 9/20/21 (b)		561	565,909
Vodafone Group PLC, 4.38%, 2/19/43		100	98,750

			689,543
Total Corporate Bonds — 27.3%			102,291,539

Floating Rate Loan Interests(a)
Capital Markets — 0.7%
LSTAR Securities Financing Vehicle:
3.50%, 5/10/25 (d)		1,243	1,232,111
2.00%, 6/16/25		1,260	1,247,652

			2,479,763
Total Floating Rate Loan Interests — 0.7%			2,479,763

Foreign Agency Obligations		Par (000)	Value
Argentina — 0.0%
Petrobras Argentina SA, 7.38%, 7/21/23 (b)	USD	53	$55,901
YPF SA:
8.88%, 12/19/18 (b)		69	73,927
8.50%, 3/23/21 (b)		12	13,347

			143,175
Brazil — 0.2%
Petrobras Global Finance BV:
5.75%, 1/20/20		25	25,943
4.88%, 3/17/20		25	25,503
5.38%, 1/27/21		284	288,743
8.38%, 5/23/21		374	418,648
6.13%, 1/17/22		26	26,819
8.75%, 5/23/26		4	4,600
7.38%, 1/17/27		27	28,566

			818,822
Mexico — 0.1%
Petroleos Mexicanos:
4.63%, 9/21/23		20	20,240
6.50%, 3/13/27 (b)		264	283,602

			303,842
Total Foreign Agency Obligations — 0.3%			1,265,839

Foreign Government Obligations
Argentina — 0.4%
Republic of Argentina:
6.25%, 4/22/19		841	880,947
5.63%, 1/26/22		353	361,472
7.82%, 12/31/33	EUR	100	121,415
7.13%, 6/28/2117	USD	97	88,027

			1,451,861
Colombia — 0.2%
Republic of Colombia, 4.00%, 2/26/24		815	845,970
Hungary — 0.1%
Republic of Hungary, 5.38%, 3/25/24		280	315,200
Indonesia — 0.2%
Republic of Indonesia:
8.38%, 3/15/24	IDR	958,000	78,036
8.38%, 9/15/26		5,178,000	428,538
7.00%, 5/15/27		2,630,000	199,803
9.00%, 3/15/29		319,000	27,258

			733,635
Lebanon — 0.0%
Lebanese Republic, 6.85%, 3/23/27	USD	177	178,199
Mexico — 1.5%
United Mexican States:
Series M, 4.75%, 6/14/18	MXN	2,300	124,197
Series M, 5.00%, 12/11/19		74,200	3,939,862
4.15%, 3/28/27	USD	1,614	1,671,297

			5,735,356
Panama — 0.1%
Republic of Panama, 3.75%, 3/16/25		280	288,400
Peru — 0.0%
Republic of Peru, 7.35%, 7/21/25		100	130,600

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Foreign Government Obligations		Par (000)	Value
Philippines — 0.2%
Republic of the Philippines, 5.50%, 3/30/26	USD	520	$624,666
Russia — 0.9%
Russian Federation:
7.50%, 8/18/21	RUB	71,142	1,191,229
7.40%, 12/07/22		17,135	285,597
7.75%, 9/16/26		22,709	385,447
8.15%, 2/03/27		51,421	907,137
7.05%, 1/19/28		30,112	486,336

			3,255,746
South Africa — 0.2%
Republic of South Africa:
5.50%, 3/09/20	USD	171	181,239
6.25%, 3/31/36	ZAR	11,256	607,376

			788,615
Turkey — 0.6%
Republic of Turkey:
10.50%, 1/15/20	TRY	1,035	293,752
7.00%, 6/05/20	USD	239	261,330
9.20%, 9/22/21	TRY	1,375	373,797
11.00%, 3/02/22		2,842	823,089
8.80%, 9/27/23		680	180,076
7.38%, 2/05/25	USD	208	240,870
6.00%, 3/25/27		200	212,952

			2,385,866
Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27		270	286,875
Total Foreign Government Obligations — 4.5%			17,020,989

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.8%
Ajax Mortgage Loan Trust:
Series 2015-C, Class A, 3.88%, 3/25/57 (b)(c)		214	209,824
Series 2016-A, Class A, 4.25%, 8/25/64 (b)(c)		124	124,703
American Home Mortgage Assets Trust:
Series 2006-3, Class 2A11, 1.67%, 10/25/46 (a)		84	70,974
Series 2006-4, Class 1A12, 1.43%, 10/25/46 (a)		104	77,628
Series 2006-5, Class A1, 1.65%, 11/25/46 (a)		147	77,778
Series 2007-1, Class A1, 1.43%, 2/25/47 (a)		80	52,242
Angel Oak Mortgage Trust I LLC, Series 2016-1, Class A1, 3.50%, 7/25/46 (b)(c)		73	73,463
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45 (b)(c)		25	24,889
APS Resecuritization Trust:
Series 2016-3, Class 3A, 3.84%, 9/27/46 (a)(b)(d)		297	300,294
Series 2016-3, Class 4A, 3.59%, 4/27/47 (a)(b)(d)		85	85,564
Banc of America Funding Trust, Series 2016-R2, Class 1A1, 4.70%, 5/01/33 (a)(b)(d)		106	107,556
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 3.31%, 9/25/47 (a)		121	86,811

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Bear Stearns Mortgage Funding Trust:
Series 2007-AR2, Class A1, 1.19%, 3/25/37 (a)	USD	215	$181,631
Series 2007-AR3, Class 1A1, 1.16%, 3/25/37 (a)		23	20,967
Series 2007-AR4, Class 1A1, 1.22%, 9/25/47 (a)		95	84,269
Series 2007-AR4, Class 2A1, 1.23%, 6/25/37 (a)		31	26,003
COLT LLC, Series 2015-1, Class A1V, 4.02%, 12/26/45 (a)(b)		26	25,920
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 1.52%, 1/25/36 (a)		109	96,227
Series 2005-76, Class 2A1, 1.73%, 2/25/36 (a)		36	32,358
Series 2006-15CB, Class A1, 6.50%, 6/25/36		14	10,677
Series 2006-OA14, Class 1A1, 2.46%, 11/25/46 (a)		129	120,287
Series 2006-OA16, Class A4C, 1.56%, 10/25/46 (a)		166	83,608
Series 2006-OA6, Class 1A2, 1.43%, 7/25/46 (a)		54	50,589
Series 2006-OA8, Class 1A1, 1.41%, 7/25/46 (a)		20	17,261
Series 2006-OC7, Class 2A3, 1.27%, 7/25/46 (a)		90	67,150
Series 2007-OA2, Class 1A1, 1.57%, 3/25/47 (a)		408	314,868
Series 2007-OA3, Class 1A1, 1.36%, 4/25/47 (a)		32	28,387
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1, 1.69%, 4/25/46 (a)		174	90,115
Credit Suisse Mortgage Capital Certificates:
Series 2013-5R, Class 1A6, 1.24%, 2/27/36 (a)(b)		45	40,377
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (a)(b)		76	75,717
Series 2015-6R, Class 5A1, 1.17%, 3/27/36 (a)(b)		26	24,300
Series 2015-6R, Class 5A2, 1.17%, 3/27/36 (a)(b)(d)		60	32,370
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 7/25/46 (b)(d)		125	126,540
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 1.17%, 12/25/36 (a)		160	138,701
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 7/25/36 (a)		20	16,363
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.73%, 3/25/36 (a)		34	30,085
GSMPS Mortgage Loan Trust:
Series 2005-RP1, Class 1AF, 1.57%, 1/25/35 (a)(b)		63	55,628
Series 2005-RP2, Class 1AF, 1.57%, 3/25/35 (a)(b)		76	67,553
Series 2006-RP1, Class 1AF1, 1.37%, 1/25/36 (a)(b)		57	48,601
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.82%, 11/25/34 (a)		55	54,328

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust, Series 2017-2, Class A6, 3.00%, 5/25/47 (a)(b)(d)	USD	338	$341,174
Lehman XS Trust, Series 2007-20N, Class A1, 2.37%, 12/25/37 (a)		46	43,693
LSTAR Securities Investment Ltd.:
Series 2016-3, Class A, 3.05%, 9/01/21 (a)(b)		336	332,894
Series 2017-2, Class A1, 3.05%, 2/01/22 (a)(b)(d)		417	417,749
Series 2017-3, Class A1, 3.05%, 4/01/19 (a)(b)(d)		475	472,031
LSTAR Securities Investment Trust, Series 2016-5, Class A1, 3.05%, 11/01/21 (a)(b)(d)		594	597,671
MASTR Resecuritization Trust, Series 2008-3, Class A1, 1.43%, 8/25/37 (a)(b)(d)		43	29,627
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3B1, 1.41%, 6/26/47 (a)(b)(d)		87	81,405
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 1.33%, 4/16/36 (a)(b)		507	430,376
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 1.51%, 11/26/35 (a)(b)		100	90,776
RALI Trust:
Series 2006-QO6, Class A2, 1.45%, 6/25/46 (a)		59	26,414
Series 2007-QH1, Class A1, 1.38%, 2/25/37 (a)		99	83,915
Series 2007-QH6, Class A1, 1.41%, 7/25/37 (a)		56	50,207
Series 2007-QH9, Class A1, 2.09%, 11/25/37 (a)		56	45,823
RBSSP Resecuritization Trust, Series 2013-2, Class 1A2, 1.22%, 12/26/36 (a)(b)		256	241,930
Reperforming Loan REMIC Trust, Series 2005-R3, Class AF, 1.62%, 9/25/35 (a)(b)		9	8,015
Structured Asset Mortgage Investments II Trust:
Series 2006-AR4, Class 3A1, 1.21%, 6/25/36 (a)		123	110,059
Series 2006-AR5, Class 2A1, 1.43%, 5/25/46 (a)		82	63,905
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36 (b)		53	46,278
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR15, Class 2A, 2.08%, 11/25/46 (a)		29	27,873
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-4, Class 3A1, 6.50%, 5/25/36 (c)		63	52,834
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class CRB1, 3.28%, 10/25/35 (a)		37	29,272

			6,876,527
Commercial Mortgage-Backed Securities — 3.8%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 6/05/37 (a)(b)		600	562,816
AOA Mortgage Trust, Series 2015-1177, Class C, 3.11%, 12/13/21 (a)(b)		100	100,200
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)		16	16,408
Series 2007-5, Class AM, 5.77%, 2/10/51 (a)		85	85,944

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2013-DSNY, Class A, 2.04%, 9/15/26 (a)(b)	USD	440	$441,042
Series 2013-DSNY, Class E, 3.59%, 9/15/26 (a)(b)		100	99,985
Series 2013-DSNY, Class F, 4.49%, 9/15/26 (a)(b)		104	103,776
Series 2015-200P, Class F, 3.72%, 4/14/33 (a)(b)		300	281,574
Series 2016-ISQ, Class E, 3.73%, 8/14/34 (a)(b)(d)		200	183,000
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (b)		100	102,433
Bayview Commercial Asset Trust:
Series 2005-2A, Class A1, 1.53%, 8/25/35 (a)(b)		76	69,457
Series 2005-4A, Class A1, 1.52%, 1/25/36 (a)(b)		69	63,844
Series 2005-4A, Class M1, 1.67%, 1/25/36 (a)(b)		51	46,923
Series 2006-1A, Class A2, 1.58%, 4/25/36 (a)(b)		19	16,969
Series 2006-3A, Class A2, 1.52%, 10/25/36 (a)(b)		27	24,729
Series 2007-2A, Class A1, 1.29%, 7/25/37 (a)(b)		48	45,143
Series 2007-4A, Class A1, 1.67%, 9/25/37 (a)(b)		258	226,215
Series 2007-5A, Class A3, 2.22%, 10/25/37 (a)(b)		77	74,369
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.49%, 7/05/33 (a)(b)		581	581,400
BLCP Hotel Trust, Series 2014-CLRN, Class B, 2.51%, 8/15/19 (a)(b)		100	100,094
BWAY Mortgage Trust:
Series 2013-1515, Class A2, 3.45%, 3/10/33 (b)		150	153,888
Series 2013-1515, Class C, 3.45%, 3/10/33 (b)		105	104,688
Series 2013-1515, Class F, 4.06%, 3/10/33 (a)(b)		100	97,302
BXHTL Mortgage Trust:
Series 2015-JWRZ, Class A, 2.39%, 5/15/29 (a)(b)		100	100,125
Series 2015-JWRZ, Class GL2, 4.85%, 5/15/29 (a)(b)		100	100,845
BXP Trust:
Series 2017-GM, Class A, 3.38%, 6/13/39 (b)(d)		110	113,291
Series 2017-GM, Class D, 3.42%, 6/13/39 (a)(b)(d)		310	300,396
Series 2017-GM, Class E, 3.42%, 6/13/39 (a)(b)(d)		80	75,300
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 4/10/29 (a)(b)		20	20,315
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 2.56%, 12/15/27 (a)(b)		330	330,329
CGGS Commercial Mortgage Trust, Series 2016-RNDA, Class AFX, 2.76%, 2/10/33 (b)		102	101,826
Chicago Skyscraper Trust:
Series 2017-SKY, Class D, 3.66%, 2/15/30 (a)(b)		100	101,252
Series 2017-SKY, Class E, 4.46%, 2/15/30 (a)(b)		130	131,627

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust:
Series 2014-GC21, Class C, 4.78%, 5/10/47 (a)	USD	41	$41,999
Series 2016-C1, Class C, 5.12%, 5/10/49 (a)		40	40,522
Series 2016-GC37, Class C, 5.09%, 4/10/49 (a)		20	20,567
Series 2016-P3, Class C, 5.00%, 4/15/49 (a)		10	10,546
Series 2017-P7, Class A4, 3.71%, 4/14/50		90	93,949
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2007-CD5, Class AMA, 6.51%, 11/15/44 (a)		127	128,062
Series 2017-CD3, Class A4, 3.63%, 2/10/50		30	31,229
Citigroup/Deutsche Bank Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		31	31,962
CLNS Trust, Series 2017-IKPR, Class E, 4.50%, 6/11/32 (a)(b)		125	125,467
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 6.06%, 5/15/46 (a)		9	8,676
Commercial Mortgage Pass-Through Certificates:
Series 2005-C6, Class F, 5.83%, 6/10/44 (a)(b)		100	103,638
Series 2007-C9, Class AJFL, 1.68%, 12/10/49 (a)(b)		172	171,892
Series 2014-CR14, Class A4, 4.24%, 2/10/47 (a)		30	32,236
Series 2014-CR16, Class A4, 4.05%, 4/10/47		177	188,550
Series 2014-CR17, Class A5, 3.98%, 5/10/47		169	179,326
Series 2014-CR19, Class A5, 3.80%, 8/10/24		50	52,503
Series 2014-TWC, Class E, 4.38%, 2/13/32 (a)(b)		150	150,811
Series 2015-CR23, Class CMD, 3.81%, 5/10/48 (a)(b)		100	97,857
Series 2015-LC19, Class D, 2.87%, 2/10/48 (b)		60	48,321
Series 2015-LC21, Class C, 4.46%, 7/10/48 (a)		150	143,133
Series 2016-667M, Class D, 3.28%, 10/10/36 (a)(b)		100	90,489
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (a)		130	130,350
Core Industrial Trust, Series 2015-TEXW, Class A, 3.08%, 2/10/34 (b)		100	102,592
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class A, 2.56%, 11/15/33 (a)(b)		180	181,352
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.48%, 11/12/43 (a)(b)		10	9,806
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3, 6.52%, 2/15/41 (a)		438	438,413
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C4, Class F, 5.23%, 10/15/39 (a)(b)		330	341,063
Credit Suisse Mortgage Capital Certificates:
Series 17-1, Class A, 4.50%, 3/25/21 (b)		822	822,705
Series 2015-DEAL, Class D, 4.26%, 4/15/29 (a)(b)		100	100,499
Series 2015-GLPB, Class A, 3.64%, 11/15/34 (b)		100	104,960

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
CSAIL Commercial Mortgage Trust, Series 2017-C8, Class A4, 3.39%, 6/15/50 (d)	USD	50	$51,018
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.64%, 9/10/49 (a)(b)		89	71,574
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 9/10/35 (a)(b)		100	103,780
FREMF Mortgage Trust:
Series 2017-K64, Class B, 4.12%, 3/25/27 (a)(b)		60	60,394
Series 2017-K725, Class B, 3.88%, 2/25/24 (a)(b)		170	169,943
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class AFL1, 2.29%, 12/15/34 (a)(b)		18	18,332
Series 2015-NRF, Class EFX, 3.49%, 12/15/34 (a)(b)		210	209,378
Series 2015-NRF, Class FFX, 3.49%, 12/15/34 (a)(b)		260	257,132
GS Mortgage Securities Corp. II:
Series 2013-KING, Class D, 3.55%, 12/10/19 (a)(b)		124	124,915
Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		360	358,246
GS Mortgage Securities Trust:
Series 2014-GC22, Class D, 4.80%, 6/10/47 (a)(b)		110	93,151
Series 2015-GC32, Class C, 4.56%, 7/10/25 (a)		30	29,767
Series 2015-GC32, Class D, 3.35%, 7/10/48		190	150,552
HMH Trust, Series 2017-NSS, Class A, 3.06%, 6/05/22 (b)(d)		110	111,109
IMT Trust, Series 2017-APTS, Class AFX, 3.48%, 6/15/34 (a)		100	102,994
JPMBB Commercial Mortgage Securities Trust:
Series 2015-C28, Class B, 3.99%, 3/15/25		80	78,307
Series 2015-C33, Class D1, 4.27%, 12/15/48 (a)(b)		100	94,439
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2017-JP5, Class D, 4.80%, 3/15/50 (a)(b)		100	97,287
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 6/15/24		50	52,557
Series 2014-C22, Class D, 4.71%, 9/15/47 (a)(b)		200	165,864
Series 2014-FL6, Class A, 2.56%, 11/15/31 (a)(b)		4	4,027
Series 2015-JP1, Class C, 4.90%, 1/15/49 (a)		140	146,642
Series 2015-JP1, Class D, 4.40%, 1/15/49 (a)		50	46,022
Series 2015-SGP, Class A, 2.86%, 7/15/36 (a)(b)		261	262,545
Series 2015-UES, Class E, 3.74%, 9/05/32 (a)(b)		100	99,335
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (b)		100	101,287
Series 2016-NINE, Class A, 2.85%, 10/06/38 (a)(b)		150	147,080
Series 2016-WPT, Class A, 2.61%, 10/15/33 (a)(b)		100	100,375
JPMorgan Commercial Mortgage-Backed Securities Trust, Series 2009-RR1, Class A4B, 5.83%, 3/18/51 (a)(b)		19	18,853

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 1.47%, 3/25/37 (a)(b)	USD	76	$70,170
Lone Star Portfolio Trust, Series 2015-LSP, Class A1A2, 2.96%, 9/15/28 (a)(b)		50	50,261
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class F, 6.53%, 9/12/42 (a)(b)		100	108,588
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 6/15/47		90	95,204
Series 2015-C26, Class D, 3.06%, 10/15/48 (b)		110	86,264
Morgan Stanley Capital I Trust:
Series 2007-IQ15, Class AM, 6.13%, 6/11/49 (a)		83	82,785
Series 2017-H1, Class A5, 3.53%, 6/15/50		100	102,934
Series 2017-H1, Class C, 4.28%, 6/15/50 (a)(d)		100	101,107
Series 2017-H1, Class D, 2.55%, 6/15/50 (b)		140	106,232
Series 2017-PRME, Class D, 4.56%, 2/15/34 (a)(b)		30	30,067
Morgan Stanley Re-REMIC Trust, Series 2012-XA, Class A, 2.00%, 7/27/49 (b)		8	7,582
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 4.08%, 5/10/39 (a)(b)		190	181,334
Resource Capital Corp. Ltd.:
Series 2017-CRE5, Class A, 1.89%, 7/15/34 (a)(b)		100	100,000
Series 2017-CRE5, Class B, 3.09%, 7/15/34 (a)(b)(d)		40	40,000
STRIPs Ltd., Series 2012-1A, Class B, 0.50%, 12/25/44 (b)(d)		59	57,887
Velocity Commercial Capital Loan Trust:
Series 2015-1, Class AFL, 3.65%, 6/25/45 (a)(b)(d)		66	66,593
Series 2016-2, Class AFL, 3.02%, 10/25/46 (a)		107	107,968
Series 2016-2, Class M4, 7.23%, 10/25/46 (a)(d)		100	104,205
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ, 5.63%, 10/15/48 (a)		6	5,780
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 2.51%, 6/15/29 (a)(b)		120	120,372
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 2/15/48		30	27,833
Series 2015-C31, Class D, 3.85%, 11/15/48		10	7,606
Series 2015-NXS2, Class A5, 3.77%, 6/15/25 (a)		110	115,245
Series 2017-C38, Class A5, 3.45%, 7/15/50		42	42,969
WF-RBS Commercial Mortgage Trust, Series 2014-C21, Class A5, 3.68%, 7/15/24		60	62,558

			14,189,429
Interest Only Commercial Mortgage-Backed Securities — 0.4%
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XB, 0.78%, 2/15/50 (a)		1,000	52,520

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XA, 1.12%, 8/10/35 (a)(b)	USD	1,030	$73,697
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)		3,475	139,359
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.92%, 5/10/58 (a)		181	20,535
Series 2016-C4, Class XB, 0.89%, 5/10/58 (a)		170	9,365
Citigroup Commercial Mortgage Trust, Series 2016-P3, Class XA, 1.87%, 4/15/49 (a)		997	107,723
Citigroup/Deutsche Bank Mortgage Trust, Series 2017-CD3, Class XA, 1.20%, 2/10/50 (a)		499	38,730
Commercial Mortgage Pass-Through Certificates:
Series 2015-3BP, Class XA, 0.17%, 2/10/35 (a)(b)		1,916	13,125
Series 2015-CR23, Class XA, 1.13%, 5/10/48 (a)		609	31,367
Series 2015-CR25, Class XA, 1.11%, 8/10/48 (a)		986	57,649
Series 2016-DC2, Class XA, 1.22%, 2/10/49 (a)		327	21,961
GS Mortgage Securities Trust, Series 2017-GS5, Class XA, 0.97%, 3/10/50 (a)		999	65,756
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23, Class XA, 0.98%, 9/15/47 (a)		1,693	56,390
Series 2016-C1, Class XA, 1.55%, 3/15/49 (a)		994	82,776
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49 (a)(b)(d)		1,800	91,260
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 1.09%, 9/15/47 (a)		1,301	65,539
Series 2016-JP3, Class XC, 0.75%, 8/15/49 (a)(b)		900	39,564
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XF, 1.34%, 12/15/47 (a)(b)(d)		130	8,250
Series 2015-C22, Class XA, 1.30%, 4/15/48 (a)		39	2,441
Series 2015-C26, Class XD, 1.50%, 10/15/48 (a)(b)		120	11,419
Series 2016-C28, Class XA, 1.44%, 1/15/49 (a)		994	80,040
Series 2016-C29, Class XB, 1.12%, 5/15/49 (a)		1,020	76,598
Series 2016-C31, Class XA, 1.61%, 11/15/49 (a)		994	95,212
Morgan Stanley Capital I Trust:
Series 2016-UBS9, Class XD, 1.70%, 3/15/49 (a)(b)		1,000	105,780
Series 2017-H1, Class XD, 2.20%, 6/15/50 (a)(b)		110	17,697
One Market Plaza Trust:
Series 2017-1MKT, Class XCP, 0.22%, 2/10/32 (a)(b)		1,880	11,844
Series 2017-1MKT, Class XNCP, 0.00%, 2/10/32 (a)(b)		376	—

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	19

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1, Class XD, 1.41%, 8/15/49 (a)(b)	USD	1,000	$88,880
Series 2016-C33, 1.97%, 3/15/59 (a)		396	42,921

			1,508,398
Total Non-Agency Mortgage-Backed Securities — 6.0%			22,574,354

Other Interests (h)	Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (d)(e)(f)		185	—
Lehman Brothers Holdings, Inc. (d)(e)(f)		1,025	—
Total Other Interests — 0.0%			—

Preferred Securities	Par (000)

Capital Trusts
Banks — 0.2%
HSBC Holdings PLC, 6.00% (a)(i)		380	392,920
Macquarie Bank Ltd., 6.13% (a)(b)(i)		201	205,523

			598,443
Capital Markets — 0.1%
Bank of New York Mellon Corp., 4.63% (a)(i)		270	272,322
State Street Corp., 2.25%, 6/15/37 (a)		40	36,825

			309,147
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (b)(i)		200	212,572
Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.58%, 7/01/20		245	246,266
Total Capital Trusts — 0.4%			1,366,428

Trust Preferreds	Shares
Banks — 0.1%
Citigroup Capital XIII, 7.54%, 10/30/40 (a)		13,971	362,967
Total Preferred Securities — 0.5%			1,729,395

Taxable Municipal Bonds	Par (000)
American Municipal Power, Inc. RB, 6.45%, 2/15/44	USD	30	39,217
Arizona Health Facilities Authority RB, 1.58%, 1/01/37 (a)		35	30,775
Bay Area Toll Authority RB:
6.92%, 4/01/40		90	126,371
7.04%, 4/01/50		190	290,729
Board of Water Commissioners City & County of Denver RB, 5.00%, 9/15/47		130	154,220
Brooklyn Arena Local Development Corp. RB, 5.00%, 7/15/42		70	78,394
Buckeye Tobacco Settlement Financing Authority RB, 5.88%, 6/01/47		150	146,079

Taxable Municipal Bonds		Par (000)	Value
California Health Facilities Financing Authority RB, 5.00%, 8/15/33	USD	40	$47,042
California Housing Finance Agency RB, 3.66%, 2/01/29		80	80,331
California Infrastructure & Economic Development Bank RB, 5.00%, 10/01/35-10/01/36		60	72,246
California State Public Works Board RB, 8.36%, 10/01/34		35	52,468
Central Texas Regional Mobility Authority RB, 5.00%, 1/01/45-1/01/46		60	67,640
Chesapeake Bay Bridge & Tunnel District RB, 5.00%, 7/01/51		25	27,936
Chesapeake Bay Bridge & Tunnel District RB AGM, 5.00%, 7/01/41		30	34,499
Chino Valley Unified School District GO, 5.25%, 8/01/47		90	107,942
City of Atlanta, GA Water & Wastewater Revenue RB, 5.00%, 11/01/37		50	59,317
City of Aurora, CO Water Revenue RB, 5.00%, 8/01/46		60	69,947
City of Houston, TX Combined Utility System Revenue RB, 5.00%, 11/15/35		40	46,887
City of Riverside, CA Electric Revenue RB, 7.61%, 10/01/40		50	73,753
City Public Service Board of San Antonio, TX RB, 5.81%, 2/01/41		90	115,007
Clark County School District GO, 5.00%, 6/15/27-6/15/28		20	23,875
Colorado Health Facilities Authority RB, 5.25%, 2/01/31		25	26,393
Commonwealth Financing Authority RB, 4.14%, 6/01/38		75	77,645
Commonwealth of Massachusetts GO, 5.00%, 7/01/28		20	25,256
Commonwealth of Puerto Rico GO, 8.00%, 7/01/35 (e)(f)		1,180	715,375
Connecticut State Health & Educational Facility Authority RB, 5.00%, 7/01/45		150	167,086
Contra Costa Community College District GO, 6.50%, 8/01/34		10	12,909
County of Clark Department of Aviation RB, 5.00%, 7/01/21		60	67,854
County of Clark, NV RB, 5.00%, 7/01/28		40	50,027
County of Guilford, NC GO, 5.00%, 5/01/25-5/01/28		90	112,940
County of Miami-Dade, FL Aviation Revenue RB:
2.50%, 10/01/24		80	77,466
5.00%, 10/01/38		10	11,288
County of Miami-Dade, FL GO, 5.00%, 7/01/35		30	35,064
County of Orange, FL Tourist Development Tax Revenue RB, 5.00%, 10/01/28		50	62,847
Dallas Area Rapid Transit RB, 5.00%, 12/01/41-12/01/46		150	171,597
District of Columbia GO, 5.00%, 6/01/34-6/01/36		210	249,569
District of Columbia RB, 5.59%, 12/01/34		95	117,469
District of Columbia Water & Sewer Authority RB, 5.00%, 10/01/52		90	103,761
Dutchess County Local Development Corp. RB, 5.00%, 7/01/46		100	111,826
Eastern Municipal Water District Financing Authority RB, 5.00%, 7/01/47		60	70,701
Geisinger Authority RB, 5.00%, 2/15/45		70	80,115
Golden State Tobacco Securitization Corp. RB:
5.13%, 6/01/47		140	139,462
5.75%, 6/01/47		25	25,181
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		15	15,523

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Taxable Municipal Bonds		Par (000)	Value
Great Lakes Water Authority Water Supply System Revenue RB, 5.25%, 7/01/33	USD	20	$24,158
Health & Educational Facilities Authority of the State of Missouri RB:
5.00%, 11/15/29		25	29,292
3.65%, 8/15/57		100	98,792
Horry County School District, SC GO, 5.00%, 3/01/25		25	30,607
Kentucky Economic Development Finance Authority RB, 5.25%, 6/01/50		30	32,778
Lone Star College System GO, 5.00%, 8/15/42		90	105,195
Los Angeles Community College District GO, 6.60%, 8/01/42		145	208,958
Los Angeles County Metropolitan Transportation
Authority RB, 5.00%, 7/01/38		30	35,694
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		30	44,208
Los Angeles Department of Water RB, 5.00%, 7/01/44		200	234,848
Los Angeles Unified School District GO:
5.00%, 7/01/26		60	75,185
6.76%, 7/01/34		150	206,460
Massachusetts Clean Water Trust RB, 5.00%, 2/01/27-2/01/28		50	61,497
Massachusetts Development Finance Agency RB, 5.00%, 7/01/47		50	56,236
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB, 5.00%, 7/01/46		60	67,391
Metropolitan Transportation Authority RB:
5.00%, 11/15/35-11/15/47		190	222,988
6.67%, 11/15/39		55	75,132
6.69%, 11/15/40		30	41,005
5.25%, 11/15/57		130	152,556
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 7.46%, 10/01/46		30	43,739
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB AGC, 0.00%, 10/01/39 (j)		30	12,413
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		30	33,172
Michigan Finance Authority RB, 5.00%, 11/15/41		30	33,620
Mississippi Hospital Equipment & Facilities Authority RB, 5.00%, 9/01/46		60	66,458
Municipal Electric Authority of Georgia RB:
5.00%, 1/01/20		60	64,847
6.64%, 4/01/57		40	49,104
New Caney Independent School District GO PSF, 5.00%, 2/15/47		60	70,068
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		60	90,121
New Jersey Transportation Trust Fund Authority RB, 5.00%, 6/15/29		30	32,223
New York City Transitional Finance Authority Building Aid Revenue RB, 5.00%, 7/15/40		30	34,513
New York City Transitional Finance Authority Future Tax Secured Revenue RB:
2.28%, 5/01/26		45	42,034
3.05%, 5/01/27		160	158,254
5.00%, 8/01/31-2/01/43		250	291,594
New York City Water & Sewer System RB:
5.75%, 6/15/41		35	46,265
6.01%, 6/15/42		25	34,047
5.38%, 6/15/43		200	225,624
5.50%, 6/15/43		240	271,930
5.88%, 6/15/44		40	54,106
5.00%, 6/15/47		270	313,937

Taxable Municipal Bonds		Par (000)	Value
New York Convention Center Development Corp. RB, 5.00%, 11/15/40-11/15/46	USD	120	$138,739
New York State Dormitory Authority RB:
5.00%, 2/15/27-3/15/32		220	267,288
5.39%, 3/15/40		30	37,271
New York State Environmental Facilities Corp. RB, 5.00%, 6/15/46		120	141,546
New York State Urban Development Corp. RB:
2.86%, 3/15/24		190	191,896
5.00%, 3/15/25-3/15/27		40	49,548
New York Transportation Development Corp. RB:
5.00%, 7/01/46		60	65,081
5.25%, 1/01/50		250	273,585
Northwest Independent School District GO PSF, 5.00%, 2/15/42		80	92,604
Ohio Water Development Authority Water Pollution Control Loan Fund RB, 5.00%, 12/01/31		30	36,523
Orange County Local Transportation Authority RB, 6.91%, 2/15/41		75	103,730
Oregon School Boards Association GO AMBAC, 4.76%, 6/30/28		160	176,886
Oregon State Lottery RB, 5.00%, 4/01/30-4/01/37		170	203,376
Oxnard School District GO BAM, 5.00%, 8/01/45		40	46,351
Pennsylvania State University RB, 5.00%, 9/01/42		70	82,256
Port Authority of New York & New Jersey RB:
4.96%, 8/01/46		80	94,974
4.46%, 10/01/62		115	125,294
4.81%, 10/15/65		60	69,232
Port of Seattle, WA GO, 5.00%, 1/01/33-1/01/42		180	212,872
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49		75	101,888
Royal Oak Hospital Finance Authority RB, 5.00%, 9/01/39		40	44,368
Salt Lake City Corp. Airport Revenue RB, 5.00%, 7/01/47		125	143,739
Salt River Project Agricultural Improvement & Power District RB, 5.00%, 12/01/36		40	46,612
San Diego County Regional Transportation Commission RB, 5.00%, 4/01/48		120	139,655
San Diego Public Facilities Financing Authority Sewer Revenue RB, 5.00%, 5/15/39		50	58,375
San Francisco Bay Area Rapid Transit District GO, 5.00%, 8/01/36-8/01/47		110	131,759
San Francisco City & County Airport Comm-San Francisco International Airport RB, 5.00%, 5/01/41		60	68,105
South Carolina Public Service Authority RB:
2.39%, 12/01/23		92	86,837
5.00%, 12/01/49-12/01/50		120	130,165
State of California GO:
5.00%, 8/01/26-9/01/27		165	205,156
7.50%, 4/01/34		60	87,132
7.55%, 4/01/39		265	404,385
7.30%, 10/01/39		25	36,558
7.35%, 11/01/39		40	58,704
7.60%, 11/01/40		40	62,288
State of Georgia GO, 5.00%, 7/01/26-2/01/33		430	527,047
State of Illinois GO, 5.10%, 6/01/33		220	205,894
State of Kansas Department of Transportation RB, 5.00%, 9/01/35		30	35,340
State of Maryland GO, 5.00%, 3/15/28-3/15/29		120	149,598
State of Ohio GO, 5.00%, 5/01/27-5/01/37		490	576,715

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	21

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Taxable Municipal Bonds		Par (000)	Value
State of Oregon GO, 5.00%, 8/01/42	USD	135	$159,894
State of Texas GO, 5.00%, 8/01/42		50	59,124
State of Washington GO, 5.00%, 7/01/28-8/01/30		95	114,859
State of Wisconsin GO, 5.00%, 5/01/24-11/01/27		170	209,455
State of Wisconsin RB, 3.15%, 5/01/27		165	165,746
Sumter Landing Community Development District RB, 4.17%, 10/01/47		100	101,939
Texas A&M University RB:
2.76%, 5/15/26		175	173,987
2.84%, 5/15/27		75	74,717
Texas Water Development Board RB, 5.00%, 10/15/40-10/15/45		100	115,614
Tobacco Settlement Financing Corp. RB, 5.00%, 6/01/41		60	58,800
University of California RB:
3.06%, 7/01/25		100	100,717
4.86%, 5/15/2112		20	20,655
University of Houston RB, 5.00%, 2/15/33-2/15/36		220	256,246
University of Massachusetts Building Authority RB, 5.00%, 11/01/31		40	47,316
University of New Mexico RB, 5.00%, 6/01/47		60	69,448
University of Virginia RB, 5.00%, 4/01/44-4/01/46		150	178,156
Weld County School District No. RE-4 GO, 5.25%, 12/01/41		50	59,533
West Virginia Hospital Finance Authority RB, 5.00%, 6/01/19-6/01/24		165	186,406
Wisconsin Health & Educational Facilities Authority RB, 5.00%, 12/15/44		30	32,910
Total Taxable Municipal Bonds — 4.2%			15,937,972

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.8%
Fannie Mae:
Series 2013-C01, Class M2, 6.27%, 10/25/23 (a)		220	258,537
Series 2016-C02, Class 1M2, 7.02%, 9/25/28 (a)		20	23,405
Series 2016-C04, Class 1M2, 5.27%, 1/25/29 (a)		350	386,160
Series 2017-C01, Class 1B1, 6.77%, 7/25/29 (a)		62	70,019
Series 2017-C01, Class 1M2, 4.57%, 7/25/29 (a)		140	147,847
Series 2017-C02, Class 2M2, 4.67%, 9/25/29 (a)		127	134,752
Series 2017-C04, Class 2M2, 3.89%, 11/25/29 (a)		270	273,795
Freddie Mac:
Series 2016-DNA4, Class M3, 4.82%, 3/25/29 (a)		250	270,713
Series 2016-HQA3, Class M3, 4.87%, 3/25/29 (a)		250	270,568
Series 2017-DNA1, Class M2, 4.27%, 7/25/29 (a)		250	260,789
Series 2017-DNA2, Class M2, 4.47%, 10/25/29 (a)		250	264,025
Series 2017-HQA1, Class M2, 4.77%, 8/25/29 (a)		260	274,843
Series 2017-HQA2, Class M2, 3.81%, 12/25/29 (a)		270	270,505

			2,905,958

U.S. Government Sponsored Agency Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae, Series 2017-M7, Class A2, 2.96%, 2/25/27 (a)(d)	USD	117	$118,408
Freddie Mac:
Series K034, Class A2, 3.53%, 7/25/23 (a)		40	42,417
Series K059, Class A2, 3.12%, 9/25/26 (a)		190	194,230
Series K060, Class A2, 3.30%, 10/25/26		270	279,660
Series K061, Class A2, 3.35%, 11/25/26		110	114,354
Series K063, Class A2, 3.43%, 1/25/27 (a)		50	52,487
Series KPLB, Class A, 2.77%, 5/25/25		90	90,451

			892,007
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae:
Series 2013-M5, Class X2, 2.25%, 1/25/22 (a)		500	31,292
Series 2014-M13, Class X2, 1.29%, 8/25/24 (a)		3,654	32,638
Freddie Mac:
Series K056, Class X1, 1.40%, 5/25/26 (a)		317	28,606
Series K064, Class X1, 0.75%, 3/25/27 (a)		1,700	84,075
Series K721, Class X1, 0.46%, 8/25/22 (a)		358	5,299
Ginnie Mae:
Series 2012-120, Class IO, 0.79%, 2/16/53 (a)		774	37,461
Series 2013-191, Class IO, 0.79%, 11/16/53 (a)		114	4,549
Series 2014-112, Class IO, 1.18%, 1/16/48 (a)		652	37,345
Series 2014-172, Class IO, 0.84%, 1/16/49 (a)		624	30,808
Series 2016-110, Class IO, 1.05%, 5/16/58 (a)		201	15,538
Series 2016-113, Class IO, 1.19%, 2/16/58 (a)		277	24,531
Series 2016-119, Class IO, 1.13%, 10/16/52 (a)		337	27,314
Series 2016-125, Class IO, 1.07%, 12/16/57 (a)		305	24,010
Series 2016-152, Class IO, 0.98%, 8/15/58 (a)		1,126	91,866
Series 2016-87, Class IO, 1.01%, 8/16/58 (a)		276	20,981

			496,313
Mortgage-Backed Securities — 44.9%
Fannie Mae Mortgage-Backed Securities:
2.50%, 5/01/26-7/01/32 (k)		3,378	3,400,110
2.69%, 4/01/25		40	40,186
3.00%, 4/01/29-7/01/47 (k)		41,189	41,322,319
3.50%, 7/01/26-7/01/47 (k)		17,611	18,162,188
4.00%, 2/01/25-7/01/47 (k)		7,974	8,450,200
4.50%, 2/01/25-7/01/47 (k)		3,415	3,679,746
5.00%, 2/01/35-7/01/47 (k)		2,497	2,732,073
5.50%, 2/01/35-7/01/47 (k)		1,519	1,690,785
6.00%, 4/01/35-7/01/47 (k)		1,087	1,227,296
6.50%, 5/01/40		210	235,452
Freddie Mac Mortgage-Backed Securities:
2.50%, 2/01/24-7/01/32 (k)		2,337	2,351,533
3.00%, 1/01/30-7/01/47 (k)		33,662	33,682,936
3.50%, 9/01/30-7/01/47 (k)		9,394	9,681,423
4.00%, 7/01/32-7/01/47 (k)		7,590	7,984,171
4.50%, 2/01/39-7/01/47 (k)		2,467	2,645,972

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (continued)
5.00%, 10/01/41-11/01/41	USD	262	$286,330
5.50%, 2/01/35-6/01/41		310	345,184
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/47 (k)		8,815	8,904,030
3.50%, 12/20/41-7/15/47 (k)		11,047	11,454,670
4.00%, 7/20/39-7/15/47 (k)		6,734	7,096,247
4.50%, 12/20/39-7/15/47 (k)		2,414	2,587,343
5.00%, 12/15/38-7/20/44		281	308,420

			168,268,614
Total U.S. Government Sponsored Agency Securities — 46.0%			172,562,892

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.88%, 11/15/46 (l)		3,231	3,248,796
3.00%, 2/15/47 (l)		3,088	3,185,463
3.00%, 5/15/47 (l)		6,017	6,209,731
U.S. Treasury Notes:
1.25%, 3/31/19-5/31/19 (l)		16,061	16,023,513
1.63%, 3/15/20		12,442	12,481,366
1.50%, 4/15/20-5/15/20 (l)		20,859	20,840,742
1.88%, 3/31/22-4/30/22 (l)		14,073	14,075,747
1.75%, 5/31/22 (l)		4,728	4,700,299
2.00%, 11/15/26		3,336	3,252,860
2.25%, 2/15/27		3,250	3,234,894
2.38%, 5/15/27 (l)		3,889	3,913,207
Total U.S. Treasury Obligations — 24.3%			91,166,618
Total Long-Term Investments (Cost — $470,286,432) — 125.9%			472,463,917

Short-Term Securities
Borrowed Bond Agreements — 0.2%(m)
Barclays Bank PLC, 0.14%, Open (Purchased on 6/09/17 to be repurchased at GBP 475,836, collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13% due at 3/22/26, par and fair value of GBP 378,000 and $607,477, respectively)		476	619,709
Total Short-Term Securities (Cost — $606,239) — 0.2%			619,709

Options Purchased
(Cost — $153,807) — 0.0%			71,192
Total Investments Before Borrowed Bonds, Investments Sold Short, TBA Sale Commitments and Options Written (Cost — $471,046,478) — 126.1%			473,154,818

Borrowed Bonds		Par (000)	Value
Foreign Government Obligations — (0.2)%
United Kingdom — (0.2)%
United Kingdom Gilt Inflation Linked Bonds, 0.13%, 3/22/26	GBP	378	$(607,477)
Total Borrowed Bonds (Proceeds — $568,503) — (0.2)%			(607,477)

TBA Sale Commitments (k)
Mortgage-Backed Securities — (18.3)%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/32	USD	389	(391,162)
3.00%, 7/01/32-7/01/47		28,909	(28,875,277)
3.50%, 7/01/32-7/01/47		5,168	(5,312,658)
4.00%, 7/01/32		71	(73,441)
4.50%, 7/01/47		292	(313,031)
6.00%, 7/01/47		172	(193,575)
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/47		25,073	(25,005,204)
3.50%, 7/01/47		1,752	(1,799,859)
4.00%, 7/01/47		3,041	(3,198,193)
4.50%, 7/01/47		908	(972,705)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/15/47		214	(221,451)
4.00%, 7/15/47		1,854	(1,949,597)
4.50%, 7/15/47		228	(243,185)
Total TBA Sale Commitments (Proceeds — $68,854,202) — (18.3)%			(68,549,338)

Options Written
(Premiums Received — $61,613) — (0.0)%			(21,242)
Total Investments Net of Borrowed Bonds, Investments Sold Short, TBA Sale Commitments and Options Written — 107.6%			403,976,761
Liabilities in Excess of Other Assets — (7.6)%			(28,693,327)

Net Assets — 100.0%			$375,283,434

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Non-income producing security.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	23

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

(g)	Issuer is a U.S. branch of a foreign domiciled bank.

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(i)	Perpetual security with no stated maturity date.

(j)	Zero-coupon bond.

(k)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2017 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(3,043,565)	$ 11,842
Citigroup Global Markets, Inc.	$(6,396,649)	$ 32,342
Credit Suisse Securities (USA) LLC	$ (940,168)	$ 30,812
Daiwa Capital Markets America, Inc.	$ 909,070	$ (6,117)
Deutsche Bank Securities, Inc.	$(1,654,298)	$ 6,445
Goldman Sachs & Co.	$ 4,720,359	$ (32,463)
J.P. Morgan Securities LLC	$ 4,414,049	$ (8,976)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$ (843,801)	$ 15,620
Mizuho Securities USA, Inc.	$ (861,158)	$ 3,976
Morgan Stanley & Co. LLC	$(5,860,429)	$ 19,506
Nomura Securities International, Inc.	$ 42,979	$ 424
RBC Capital Markets, LLC	$ 2,829,472	$ (19,148)
Wells Fargo Securities, LLC	$(2,848,118)	$ 17,844

(l)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(m)	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	During the six months ended June 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,798,256	(3,798,256)	—	—	$15,122	—	—

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas Securities Corp.	1.03%	6/30/17	7/03/17	$3,937,208	$3,937,320	U.S. Treasury Obligations	Overnight
Credit Suisse Securities (USA) LLC	1.48%	6/30/17	7/03/17	8,361,439	8,361,782	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.45%	6/30/17	7/03/17	3,275,426	3,275,558	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.45%	6/30/17	7/03/17	6,257,680	6,257,932	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	0.50%	6/30/17	7/03/17	4,015,974	4,016,030	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	1.38%	6/30/17	7/03/17	1,005,000	1,005,039	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.18%	6/30/17	7/03/17	4,716,180	4,716,335	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.30%	6/30/17	7/03/17	3,234,680	3,234,797	U.S. Treasury Obligations	Overnight
Total				$34,803,587	$34,804,793

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(51)	Euro-Bobl	September 2017	USD	7,671,494	$ 22,709
(7)	Euro-Bund	September 2017	USD	1,294,161	10,649
4	Long Gilt British	September 2017	USD	654,198	(11,205)
50	U.S. Treasury Bonds (30 Year)	September 2017	USD	7,684,375	67,268
(194)	U.S. Treasury Notes (10 Year)	September 2017	USD	24,353,063	100,769
46	U.S. Treasury Notes (2 Year)	September 2017	USD	9,941,031	(10,531)

See Notes to Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
41	U.S. Treasury Notes (5 Year)	September 2017	USD	4,831,273	$ (14,813)
9	U.S. Ultra Treasury Bonds	September 2017	USD	1,492,875	9,009
(24)	Euro Dollar	March 2019	USD	5,888,700	(21,058)
Total					$152,797

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	362,544	USD	109,200	BNP Paribas S.A.	7/03/17	$ 158
USD	91,000	BRL	300,118	Barclays Bank PLC	7/03/17	472
USD	91,000	BRL	300,664	Citibank N.A.	7/03/17	307
USD	92,000	RUB	5,376,480	BNP Paribas S.A.	7/03/17	894
CNH	11,995,378	USD	1,766,000	HSBC Bank PLC	7/05/17	2,752
EUR	631,495	USD	720,000	Morgan Stanley & Co. International PLC	7/05/17	1,466
GBP	555,040	USD	720,000	Morgan Stanley & Co. International PLC	7/05/17	3,039
HUF	42,943,016	USD	158,242	Deutsche Bank AG	7/05/17	600
HUF	1,174,029	USD	4,328	JPMorgan Chase Bank N.A.	7/05/17	15
HUF	4,297,415	USD	15,824	Morgan Stanley & Co. International PLC	7/05/17	72
HUF	147,089,486	USD	541,606	Morgan Stanley & Co. International PLC	7/05/17	2,462
JPY	81,268,836	USD	720,000	BNP Paribas S.A.	7/05/17	2,716
SEK	6,126,577	USD	720,000	Deutsche Bank AG	7/05/17	7,438
TRY	2,571,264	USD	720,000	BNP Paribas S.A.	7/05/17	9,728
TRY	494,459	USD	140,000	HSBC Bank PLC	7/05/17	328
USD	720,000	JPY	79,503,840	Royal Bank of Scotland PLC	7/05/17	12,980
USD	22,000	TRY	77,405	Barclays Bank PLC	7/05/17	32
USD	110,000	TRY	386,921	Citibank N.A.	7/05/17	191
USD	720,000	ZAR	9,373,292	BNP Paribas S.A.	7/05/17	4,196
ZAR	9,550,404	USD	720,000	BNP Paribas S.A.	7/05/17	9,329
CLP	89,930,750	USD	134,000	Credit Suisse International	7/06/17	1,450
RUB	8,786,368	USD	147,200	JPMorgan Chase Bank N.A.	7/06/17	1,589
USD	720,000	BRL	2,372,040	BNP Paribas S.A.	7/06/17	4,990
USD	134,000	COP	389,772,500	Credit Suisse International	7/06/17	6,222
USD	245,000	COP	744,800,000	Barclays Bank PLC	7/07/17	873
USD	475,000	COP	1,438,854,325	BNP Paribas S.A.	7/07/17	3,379
CLP	87,998,400	USD	129,600	BNP Paribas S.A.	7/10/17	2,924
EUR	140,000	USD	159,348	Deutsche Bank AG	7/10/17	643
EUR	140,000	USD	158,031	Goldman Sachs International	7/10/17	1,960
RUB	5,024,146	USD	85,000	JPMorgan Chase Bank N.A.	7/10/17	5
RUB	4,877,400	USD	82,500	JPMorgan Chase Bank N.A.	7/10/17	22
TRY	286,495	USD	80,813	Deutsche Bank AG	7/10/17	376
TRY	287,869	USD	81,187	Goldman Sachs International	7/10/17	392
USD	168,303	RUB	9,877,691	Credit Suisse International	7/10/17	1,179
USD	166,697	RUB	9,780,375	Deutsche Bank AG	7/10/17	1,220
JPY	17,111,324	USD	152,000	Goldman Sachs International	7/11/17	211
TRY	641,251	USD	181,352	Goldman Sachs International	7/14/17	160
MYR	288,435	USD	67,000	BNP Paribas S.A.	7/17/17	142
MYR	152,040	USD	35,000	JPMorgan Chase Bank N.A.	7/17/17	392
MYR	286,520	USD	65,000	JPMorgan Chase Bank N.A.	7/17/17	1,696

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	25

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	957,285	USD	270,000	BNP Paribas S.A.	7/21/17	$ 416
TRY	416,391	USD	117,000	Citibank N.A.	7/21/17	623
USD	33,582	MXN	607,176	BNP Paribas S.A.	7/21/17	249
USD	84,418	MXN	1,526,209	JPMorgan Chase Bank N.A.	7/21/17	632
USD	4,000	ZAR	52,041	Citibank N.A.	7/21/17	38
USD	117,000	ZAR	1,506,114	Citibank N.A.	7/21/17	2,328
RUB	8,842,304	USD	147,200	BNP Paribas S.A.	7/24/17	1,949
RUB	8,781,952	USD	147,200	Deutsche Bank AG	7/24/17	931
TRY	288,341	USD	81,000	Deutsche Bank AG	8/04/17	113
USD	118,000	COP	346,212,000	BNP Paribas S.A.	8/09/17	5,064
IDR	942,550,000	USD	70,000	Bank of America N.A.	8/15/17	336
IDR	920,346,566	USD	68,361	Citibank N.A.	8/15/17	318
IDR	1,315,007,789	USD	97,661	Citibank N.A.	8/15/17	469
IDR	683,736,234	USD	50,798	JPMorgan Chase Bank N.A.	8/15/17	225
IDR	1,025,992,240	USD	76,180	JPMorgan Chase Bank N.A.	8/15/17	383
MYR	722,192	USD	167,000	Morgan Stanley & Co. International PLC	8/17/17	891
USD	120,000	COP	358,560,000	Barclays Bank PLC	8/22/17	3,214
USD	118,000	COP	358,189,000	Credit Suisse International	8/22/17	1,335
EUR	50,900	USD	57,553	JPMorgan Chase Bank N.A.	9/07/17	797
USD	334,020	RUB	19,384,043	BNP Paribas S.A.	9/15/17	10,692
USD	334,011	RUB	19,353,421	BNP Paribas S.A.	9/15/17	11,194
USD	831,978	RUB	48,411,562	Deutsche Bank AG	9/15/17	24,468
USD	840,670	RUB	48,740,814	Deutsche Bank AG	9/15/17	27,668
USD	120,443	RUB	7,150,460	HSBC Bank PLC	9/15/17	1,172
USD	754,785	RUB	43,771,463	JPMorgan Chase Bank N.A.	9/15/17	24,672
AUD	60,000	NZD	62,737	Bank of America N.A.	9/20/17	165
AUD	2,079,000	USD	1,571,761	Citibank N.A.	9/20/17	24,479
AUD	177,000	USD	133,863	Credit Suisse International	9/20/17	2,036
AUD	70,000	USD	52,790	Deutsche Bank AG	9/20/17	955
CAD	53,114	USD	40,000	UBS AG	9/20/17	1,012
EUR	60,000	USD	67,046	BNP Paribas S.A.	9/20/17	1,785
EUR	40,000	USD	44,881	Deutsche Bank AG	9/20/17	1,006
EUR	1,165,000	USD	1,329,028	Goldman Sachs International	9/20/17	7,452
EUR	1,150,000	USD	1,301,897	Goldman Sachs International	9/20/17	17,375
JPY	1,681,942	USD	15,000	BNP Paribas S.A.	9/20/17	9
JPY	2,242,590	USD	20,000	BNP Paribas S.A.	9/20/17	12
KRW	45,752,000	USD	40,000	JPMorgan Chase Bank N.A.	9/20/17	38
NOK	264,958	CHF	30,000	Morgan Stanley & Co. International PLC	9/20/17	334
NOK	351,412	CHF	40,000	UBS AG	9/20/17	222
NOK	337,966	USD	40,000	Morgan Stanley & Co. International PLC	9/20/17	547
NZD	63,016	AUD	60,000	Goldman Sachs International	9/20/17	40
NZD	50,000	USD	36,388	Deutsche Bank AG	9/20/17	196
SEK	779,801	EUR	80,000	HSBC Bank PLC	9/20/17	1,227
TRY	108,306	USD	30,000	BNP Paribas S.A.	9/20/17	64
USD	35,000	JPY	3,918,453	BNP Paribas S.A.	9/20/17	34
USD	35,000	JPY	3,877,261	Goldman Sachs International	9/20/17	401
USD	242,523	MXN	4,408,530	Deutsche Bank AG	9/20/17	2,782
USD	237,716	MXN	4,306,121	Deutsche Bank AG	9/20/17	3,545
USD	970,091	MXN	17,636,288	Goldman Sachs International	9/20/17	11,011

See Notes to Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	237,716	MXN	4,309,809	Royal Bank of Scotland PLC	9/20/17	$ 3,344
USD	316,955	MXN	5,753,622	Royal Bank of Scotland PLC	9/20/17	4,067
USD	301,529	TRY	1,085,158	Citibank N.A.	9/20/17	308
USD	206,984	ZAR	2,728,770	Bank of America N.A.	9/20/17	1,306
USD	30,000	ZAR	394,170	Citibank N.A.	9/20/17	290
USD	209,010	ZAR	2,749,402	Citibank N.A.	9/20/17	1,777
USD	209,656	ZAR	2,758,370	JPMorgan Chase Bank N.A.	9/20/17	1,747
ZAR	398,904	USD	30,000	BNP Paribas S.A.	9/20/17	67
USD	558,095	TRY	2,023,372	BNP Paribas S.A.	10/23/17	1,429
TRY	4,810,628	USD	1,242,815	BNP Paribas S.A.	6/25/18	31

						300,270

BRL	238,711	USD	72,800	Deutsche Bank AG	7/03/17	(795)
MXN	604,415	USD	33,429	Barclays Bank PLC	7/03/17	(143)
MXN	604,345	USD	33,429	Deutsche Bank AG	7/03/17	(147)
MXN	906,454	USD	50,143	Morgan Stanley & Co. International PLC	7/03/17	(223)
RUB	5,313,000	USD	92,000	Deutsche Bank AG	7/03/17	(1,970)
RUB	41,217,480	USD	720,000	BNP Paribas S.A.	7/05/17	(21,867)
USD	1,766,000	CNH	11,995,378	Citibank N.A.	7/05/17	(2,460)
USD	720,000	EUR	639,148	Deutsche Bank AG	7/05/17	(10,209)
USD	720,000	GBP	557,142	Deutsche Bank AG	7/05/17	(5,778)
USD	720,000	HUF	197,161,200	BNP Paribas S.A.	7/05/17	(9,278)
USD	415,000	RUB	24,602,030	Deutsche Bank AG	7/05/17	(1,704)
USD	305,000	RUB	18,063,107	JPMorgan Chase Bank N.A.	7/05/17	(949)
USD	720,000	SEK	6,234,048	Royal Bank of Scotland PLC	7/05/17	(20,198)
USD	720,000	TRY	2,542,733	BNP Paribas S.A.	7/05/17	(1,631)
BRL	2,351,880	USD	720,000	Goldman Sachs International	7/06/17	(11,067)
COP	204,680,000	USD	70,000	Royal Bank of Scotland PLC	7/06/17	(2,900)
COP	187,072,000	USD	64,000	UBS AG	7/06/17	(2,673)
USD	134,000	CLP	89,057,740	Royal Bank of Scotland PLC	7/06/17	(135)
USD	147,200	RUB	8,840,832	Goldman Sachs International	7/06/17	(2,511)
COP	851,440,000	USD	290,000	JPMorgan Chase Bank N.A.	7/07/17	(10,919)
COP	1,262,480,000	USD	430,000	UBS AG	7/07/17	(16,190)
RUB	4,933,168	USD	83,750	Barclays Bank PLC	7/10/17	(284)
RUB	4,935,388	USD	83,750	Barclays Bank PLC	7/10/17	(247)
USD	129,600	CLP	86,514,480	Deutsche Bank AG	7/10/17	(689)
USD	157,124	EUR	140,000	Citibank N.A.	7/10/17	(2,867)
USD	81,000	TRY	289,692	Citibank N.A.	7/10/17	(1,095)
USD	81,000	TRY	286,335	Deutsche Bank AG	7/10/17	(144)
USD	179,029	TRY	641,251	Bank of America N.A.	7/14/17	(2,483)
USD	158,088	EUR	140,000	Goldman Sachs International	7/17/17	(1,966)
USD	116,404	GBP	91,000	JPMorgan Chase Bank N.A.	7/17/17	(2,189)
USD	167,000	MYR	720,605	Morgan Stanley & Co. International PLC	7/17/17	(742)
MXN	2,131,295	USD	118,000	Barclays Bank PLC	7/21/17	(995)
ZAR	1,088,979	USD	83,703	Barclays Bank PLC	7/21/17	(791)
ZAR	52,052	USD	4,000	Barclays Bank PLC	7/21/17	(37)
ZAR	433,397	USD	33,297	BNP Paribas S.A.	7/21/17	(299)
IDR	1,787,560,000	USD	134,000	BNP Paribas S.A.	7/24/17	(260)
IDR	4,202,100,000	USD	315,000	JPMorgan Chase Bank N.A.	7/24/17	(610)
MXN	2,153,519	USD	119,000	Morgan Stanley & Co. International PLC	7/27/17	(899)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	27

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	15,473,698	USD	23,333	Bank of America N.A.	7/28/17	$ (42)
CLP	44,202,336	USD	66,667	BNP Paribas S.A.	7/28/17	(134)
CLP	46,431,000	USD	70,000	BNP Paribas S.A.	7/28/17	(112)
CLP	6,632,000	USD	10,000	Goldman Sachs International	7/28/17	(18)
RUB	11,152,160	USD	188,000	Deutsche Bank AG	7/28/17	(53)
TRY	289,093	USD	81,889	BNP Paribas S.A.	7/28/17	(391)
TRY	153,064	USD	43,332	BNP Paribas S.A.	7/28/17	(182)
TRY	289,174	USD	81,889	Goldman Sachs International	7/28/17	(368)
TRY	698,086	USD	197,000	HSBC Bank PLC	7/28/17	(203)
TRY	322,445	USD	91,000	HSBC Bank PLC	7/28/17	(100)
TRY	289,043	USD	81,889	JPMorgan Chase Bank N.A.	7/28/17	(405)
BRL	603,747	USD	181,681	Barclays Bank PLC	8/02/17	(802)
BRL	360,000	USD	108,559	BNP Paribas S.A.	8/02/17	(705)
BRL	46,207	USD	14,085	Goldman Sachs International	8/02/17	(242)
USD	109,200	BRL	364,935	BNP Paribas S.A.	8/02/17	(133)
USD	302,545	BRL	1,009,954	BNP Paribas S.A.	8/02/17	(33)
COP	359,192,000	USD	118,000	Barclays Bank PLC	8/09/17	(830)
USD	28,125	EUR	25,779	Bank of America N.A.	8/11/17	(1,386)
USD	89,786	EUR	79,914	Citibank N.A.	8/11/17	(1,697)
USD	179,922	TRY	641,251	Goldman Sachs International	8/11/17	(79)
USD	363,000	IDR	4,944,640,800	BNP Paribas S.A.	8/15/17	(5,988)
USD	28,648	IDR	384,745,000	Barclays Bank PLC	8/16/17	(60)
USD	27,700	IDR	372,015,000	Barclays Bank PLC	8/16/17	(58)
USD	9,455	IDR	126,975,000	Barclays Bank PLC	8/16/17	(20)
USD	31,496	IDR	422,365,000	BNP Paribas S.A.	8/16/17	(18)
USD	30,455	IDR	408,395,000	BNP Paribas S.A.	8/16/17	(18)
USD	10,394	IDR	139,390,000	BNP Paribas S.A.	8/16/17	(6)
USD	34,085	IDR	458,030,000	Deutsche Bank AG	8/16/17	(91)
USD	32,957	IDR	442,880,000	Deutsche Bank AG	8/16/17	(88)
USD	32,064	IDR	430,625,000	Deutsche Bank AG	8/16/17	(67)
USD	31,004	IDR	416,380,000	Deutsche Bank AG	8/16/17	(64)
USD	11,249	IDR	151,160,000	Deutsche Bank AG	8/16/17	(30)
USD	34,319	IDR	460,290,000	Deutsche Bank AG	8/16/17	(25)
USD	34,011	IDR	456,155,000	Deutsche Bank AG	8/16/17	(25)
USD	33,184	IDR	445,065,000	Deutsche Bank AG	8/16/17	(24)
USD	32,886	IDR	441,070,000	Deutsche Bank AG	8/16/17	(24)
USD	10,582	IDR	142,115,000	Deutsche Bank AG	8/16/17	(22)
USD	11,326	IDR	151,910,000	Deutsche Bank AG	8/16/17	(8)
USD	11,225	IDR	150,545,000	Deutsche Bank AG	8/16/17	(8)
USD	19,092	IDR	256,500,446	Goldman Sachs International	8/16/17	(47)
USD	18,460	IDR	248,013,624	Goldman Sachs International	8/16/17	(45)
USD	6,301	IDR	84,651,877	Goldman Sachs International	8/16/17	(15)
USD	31,831	IDR	427,495,000	JPMorgan Chase Bank N.A.	8/16/17	(66)
USD	30,778	IDR	413,355,000	JPMorgan Chase Bank N.A.	8/16/17	(64)
USD	10,505	IDR	141,085,000	JPMorgan Chase Bank N.A.	8/16/17	(22)
USD	34,221	IDR	459,140,000	UBS AG	8/16/17	(38)
USD	33,089	IDR	443,955,000	UBS AG	8/16/17	(37)
USD	34,921	IDR	468,320,000	UBS AG	8/16/17	(23)
USD	33,766	IDR	452,830,000	UBS AG	8/16/17	(22)

See Notes to Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,294	IDR	151,525,000	UBS AG	8/16/17	$ (13)
USD	11,524	IDR	154,555,000	UBS AG	8/16/17	(8)
USD	919,802	TRY	3,291,191	BNP Paribas S.A.	8/21/17	(1,204)
COP	366,260,400	USD	120,000	UBS AG	8/22/17	(706)
USD	124,769	MXN	2,365,050	JPMorgan Chase Bank N.A.	8/23/17	(4,399)
USD	57,552	EUR	50,900	BNP Paribas S.A.	9/07/17	(798)
USD	90,308	RUB	5,513,775	Credit Suisse International	9/15/17	(1,662)
USD	29,739	RUB	1,792,212	Credit Suisse International	9/15/17	(155)
CHF	40,000	NOK	350,777	Citibank N.A.	9/20/17	(145)
EUR	40,000	SEK	387,884	HSBC Bank PLC	9/20/17	(373)
EUR	40,000	SEK	389,887	Morgan Stanley & Co. International PLC	9/20/17	(612)
JPY	3,895,018	USD	35,000	Barclays Bank PLC	9/20/17	(243)
KRW	33,900,900	USD	30,000	Deutsche Bank AG	9/20/17	(333)
MXN	934,240	GBP	40,000	Deutsche Bank AG	9/20/17	(1,427)
MXN	710,211	GBP	30,000	JPMorgan Chase Bank N.A.	9/20/17	(552)
MXN	728,736	USD	40,000	Deutsche Bank AG	9/20/17	(371)
NOK	440,000	SEK	448,514	JPMorgan Chase Bank N.A.	9/20/17	(703)
TRY	123,900	EUR	30,000	JPMorgan Chase Bank N.A.	9/20/17	(23)
USD	852,531	AUD	1,128,000	Goldman Sachs International	9/20/17	(13,539)
USD	854,630	AUD	1,129,000	Goldman Sachs International	9/20/17	(12,207)
USD	53,187	AUD	70,000	Goldman Sachs International	9/20/17	(559)
USD	30,000	CAD	38,879	Citibank N.A.	9/20/17	(20)
USD	35,000	CAD	46,198	HSBC Bank PLC	9/20/17	(671)
USD	35,000	CAD	45,955	HSBC Bank PLC	9/20/17	(484)
USD	15,000	CAD	19,764	JPMorgan Chase Bank N.A.	9/20/17	(260)
USD	2,605,093	EUR	2,315,000	Barclays Bank PLC	9/20/17	(50,659)
USD	56,255	EUR	50,000	Citibank N.A.	9/20/17	(1,105)
USD	56,502	EUR	50,000	Citibank N.A.	9/20/17	(857)
USD	45,262	EUR	40,000	JPMorgan Chase Bank N.A.	9/20/17	(626)
USD	51,096	GBP	40,000	JPMorgan Chase Bank N.A.	9/20/17	(1,136)
USD	38,574	GBP	30,000	Morgan Stanley & Co. International PLC	9/20/17	(600)
USD	30,000	NOK	250,594	Bank of America N.A.	9/20/17	(65)
USD	40,000	NOK	337,071	Deutsche Bank AG	9/20/17	(440)
USD	32,821	NZD	45,000	BNP Paribas S.A.	9/20/17	(104)
USD	18,284	NZD	25,000	BNP Paribas S.A.	9/20/17	(8)
USD	21,698	NZD	30,000	Standard Chartered Bank	9/20/17	(253)
USD	278,373	TRY	1,003,798	Bank of America N.A.	9/20/17	(264)
USD	1,321,783	TRY	4,810,628	BNP Paribas S.A.	10/23/17	(1,707)
TRY	2,023,372	USD	524,910	BNP Paribas S.A.	6/25/18	(2,164)

						(256,737)
Net Unrealized Appreciation						$43,533

OTC Barrier Options Purchased
Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Notional Amount (000)		Value
USD Currency	Put	Down-and-Out	BNP Paribas S.A.	7/03/17	TRY	3.50	USD	3.35	USD	220	$172

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	29

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date		Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	10/13/17	USD		98.00	334	$35,488

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency[1]	Call	Barclays Bank PLC	7/03/17	MXN	19.00	USD	109	—
USD Currency[1]	Call	Morgan Stanley & Co. International PLC	7/03/17	MXN	20.00	USD	273	—
USD Currency[1]	Call	Morgan Stanley & Co. International PLC	7/03/17	MXN	21.50	USD	85	—
USD Currency	Call	Barclays Bank PLC	7/07/17	JPY	111.00	USD	152	$2,026
USD Currency	Call	Deutsche Bank AG	8/07/17	RUB	58.00	USD	118	3,895
USD Currency	Call	HSBC Bank PLC	9/01/17	TWD	30.50	USD	273	2,197
USD Currency	Put	Citibank N.A.	7/03/17	CNH	6.79	USD	7,144	19,654
EUR Currency	Put	JPMorgan Chase Bank N.A.	7/06/17	MXN	20.80	EUR	145	1,713
USD Currency	Put	Citibank N.A.	7/06/17	BRL	3.18	USD	182	1
AUD Currency	Put	Barclays Bank PLC	7/27/17	USD	0.75	AUD	217	235
AUD Currency	Put	JPMorgan Chase Bank N.A.	7/27/17	USD	0.72	AUD	217	8
EUR Currency	Put	BNP Paribas S.A.	8/25/17	USD	1.12	EUR	168	613
USD Currency	Put	Citibank N.A.	8/25/17	TRY	3.52	USD	362	3,433
EUR Currency	Put	JPMorgan Chase Bank N.A.	8/29/17	MXN	20.50	EUR	146	1,757

Total	$35,532

[1]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	10/13/17	USD	97.50	167	$(2,088)
Euro Dollar 90-Day	Put	10/13/17	USD	97.63	334	(6,263)

Total	$(8,351)

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency[1]	Call	Goldman Sachs International	7/03/17	MXN	22.60	USD	170	—
		Morgan Stanley & Co.
USD Currency[1]	Call	International PLC	7/03/17	MXN	19.00	USD	109	—
USD Currency	Call	Citibank N.A.	7/06/17	BRL	3.31	USD	182	$(1,024)
USD Currency	Call	Deutsche Bank AG	7/17/17	ZAR	14.00	USD	91	(91)

See Notes to Financial Statements.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Citibank N.A.	7/27/17	TRY	3.65	USD	362	$ (1,339)
TRY Currency	Call	BNP Paribas S.A.	7/28/17	ZAR	3.68	TRY	432	(2,144)
USD Currency	Call	Barclays Bank PLC	8/10/17	BRL	3.40	USD	109	(1,149)
EUR Currency	Call	JPMorgan Chase Bank N.A.	8/29/17	MXN	21.50	EUR	146	(1,498)
USD Currency	Put	Citibank N.A.	7/03/17	CNH	6.75	USD	7,144	(2,704)
USD Currency	Put	Deutsche Bank AG	7/17/17	ZAR	13.00	USD	91	(747)
AUD Currency	Put	Barclays Bank PLC	7/27/17	USD	0.72	AUD	217	(8)
USD Currency	Put	Barclays Bank PLC	8/10/17	BRL	3.30	USD	109	(1,331)
USD Currency	Put	HSBC Bank PLC	9/01/17	TWD	30.00	USD	273	(856)

Total	$(12,891)

[1]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
CDX.NA.HY.28.V1	5.00%	6/20/22	B+	USD	3,510	$17,838
CDX.NA.IG.28.V1	1.00%	6/20/22	BBB+	USD	1,837	(716)
Total						$17,122

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
7.36%[1]	28-day MXIBTIIE	N/A	1/28/19	MXN	25,421	$(8,180)
7.32%[2]	28-day MXIBTIIE	N/A	2/20/20	MXN	24,364	18,500
7.16%[2]	28-day MXIBTIIE	N/A	4/29/20	MXN	24,200	14,344
7.45%[2]	28-day MXIBTIIE	N/A	3/07/22	MXN	8,319	12,723
7.48%[2]	28-day MXIBTIIE	N/A	3/07/22	MXN	4,159	6,417
7.47%[2]	28-day MXIBTIIE	N/A	3/07/22	MXN	4,159	6,324
7.16%[2]	28-day MXIBTIIE	N/A	6/01/22	MXN	9,969	8,287
6.32%[2]	28-day MXIBTIIE	N/A	7/17/25	MXN	1,733	(4,438)
2.13%[2]	3-month LIBOR	N/A	8/25/25	USD	60	178
2.27%[1]	3-month LIBOR	N/A	9/11/25	USD	91	(1,213)
3.46%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	742	4,919
3.43%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	711	1,309
3.45%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	722	3,345
7.41%[2]	28-day MXIBTIIE	N/A	5/25/27	MXN	5,716	5,321
7.38%[2]	28-day MXIBTIIE	N/A	5/25/27	MXN	930	725
7.82%[2]	28-day MXIBTIIE	N/A	3/04/37	MXN	2,016	2,833
7.92%[2]	28-day MXIBTIIE	N/A	5/01/37	MXN	2,625	5,220
7.95%[2]	28-day MXIBTIIE	N/A	5/01/37	MXN	2,415	5,221
Total						$81,835

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	31

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

OTC Credit Default Swaps — Buy Protection
Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	135	$ (1,514)	$ 706	$ (2,220)
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	135	(1,341)	1,094	(2,435)
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	120	(3,588)	(2,935)	(653)
		Morgan Stanley & Co.
Valero Energy Corp.	1.00%	International PLC	12/20/20	USD	130	(2,445)	2,226	(4,671)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	15	333	793	(460)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	195	(15,158)	(8,913)	(6,245)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	64	(4,978)	(4,736)	(242)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	33	(2,567)	(2,649)	82
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	32	(2,490)	(2,613)	123
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	32	(2,490)	(2,613)	123
Republic of South Africa	1.00%	Bank of America N.A.	6/20/22	USD	150	6,444	7,318	(874)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/22	USD	29	1,246	1,399	(153)
Republic of South Africa	1.00%	Citibank N.A.	6/20/22	USD	370	15,897	18,052	(2,155)
		Goldman Sachs
Republic of South Africa	1.00%	International	6/20/22	USD	92	3,953	4,479	(526)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/22	USD	130	5,586	6,218	(632)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	670	(7,593)	(1,654)	(5,939)
CMBX.NA.9.AAA	0.50%	Credit Suisse International	9/17/58	USD	150	2,043	1,847	196
CMBX.NA.9.AAA	0.50%	Deutsche Bank AG	9/17/58	USD	120	1,634	1,499	135
		Morgan Stanley & Co.
CMBX.NA.9.AAA	0.50%	International PLC	9/17/58	USD	240	3,268	3,555	(287)
		Morgan Stanley & Co.
CMBX.NA.9.AAA	0.50%	International PLC	9/17/58	USD	100	1,361	1,231	130
		Morgan Stanley & Co.
CMBX.NA.9.AAA	0.50%	International PLC	9/17/58	USD	90	1,225	1,108	117
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	228	(388)	75	(463)
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	198	(338)	(148)	(190)
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	139	(236)	28	(264)
CMBX.NA.6.BBB-	3.00%	Deutsche Bank AG	5/11/63	USD	70	8,144	6,430	1,714
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	30	3,490	1,957	1,533
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	30	3,490	1,957	1,533
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	30	3,490	3,015	475
		Morgan Stanley & Co.
CMBX.NA.6.BBB-	3.00%	International PLC	5/11/63	USD	30	3,491	1,799	1,692
Total						$ 19,969	$40,525	$(20,556)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19	BB-	USD	95	$(1,763)	$(1,171)	$ (592)
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19	BB-	USD	15	(279)	(185)	(94)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	135	1,514	(818)	2,332
		JPMorgan Chase Bank
United Mexican States	1.00%	N.A.	9/20/20	BBB+	USD	135	1,341	(953)	2,294
CMBX.NA.3.AM	0.50%	Credit Suisse International	12/13/49	BBB+	USD	42	(200)	(3,688)	3,488
CMBX.NA.4.AM	0.50%	Deutsche Bank AG	2/17/51	BBB-	USD	41	(241)	(5,497)	5,256
		Goldman Sachs
CMBX.NA.8.A	2.00%	International	10/17/57	Not Rated	USD	60	(3,017)	(6,118)	3,101
		Goldman Sachs
CMBX.NA.8.A	2.00%	International	10/17/57	Not Rated	USD	60	(3,017)	(3,418)	401
CMBX.NA.9.A	2.00%	Credit Suisse International	9/17/58	Not Rated	USD	60	(2,221)	(1,957)	(264)
CMBX.NA.9.A	2.00%	Credit Suisse International	9/17/58	Not Rated	USD	50	(1,851)	(2,598)	747

See Notes to Financial Statements.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
CMBX.NA.9.A	2.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	60	$ (2,220)	$ (3,101)	$ 881
CMBX.NA.9.A	2.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	60	(2,221)	(2,992)	771
CMBX.NA.9.A	2.00%	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	170	(6,292)	(8,827)	2,535
CMBX.NA.9.A	2.00%	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	6	(217)	(724)	507
		Morgan Stanley & Co.
CMBX.NA.9.A	2.00%	International PLC	9/17/58	Not Rated	USD	90	(3,331)	(2,070)	(1,261)
		Morgan Stanley & Co.
CMBX.NA.9.A	2.00%	International PLC	9/17/58	Not Rated	USD	60	(2,220)	(3,266)	1,046
		Morgan Stanley & Co.
CMBX.NA.9.A	2.00%	International PLC	9/17/58	Not Rated	USD	60	(2,221)	(3,081)	860
		Morgan Stanley & Co.
CMBX.NA.9.A	2.00%	International PLC	9/17/58	Not Rated	USD	30	(1,110)	(1,474)	364
CMBX.NA.9.BBB-	3.00%	Credit Suisse International	9/17/58	Not Rated	USD	90	(10,593)	(9,516)	(1,077)
		Morgan Stanley & Co.
CMBX.NA.9.BBB-	3.00%	International PLC	9/17/58	Not Rated	USD	140	(16,479)	(17,959)	1,480
		Morgan Stanley & Co.
CMBX.NA.9.BBB-	3.00%	International PLC	9/17/58	Not Rated	USD	90	(10,593)	(9,699)	(894)
		Morgan Stanley & Co.
CMBX.NA.9.BBB-	3.00%	International PLC	9/17/58	Not Rated	USD	30	(3,531)	(3,315)	(216)
CMBX.NA.10.A	2.00%	Deutsche Bank AG	11/17/59	A-	USD	120	(3,657)	(5,472)	1,815
CMBX.NA.10.A	2.00%	Deutsche Bank AG	11/17/59	A-	USD	60	(1,829)	(2,782)	953
CMBX.NA.10.BBB-	3.00%	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	10	(1,076)	(895)	(181)
CMBX.NA.6.BBB-	3.00%	Credit Suisse International	5/11/63	BBB-	USD	30	(3,490)	(2,442)	(1,048)
Total							$(80,814)	$(104,018)	$23,204

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	1,345	$ (1,633)	—	$ (1,633)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	1,614	(1,883)	—	(1,883)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	226	(173)	—	(173)
9.50%[1]	1-day BZDIOVER	Bank of America N.A.	10/02/17	BRL	4,390	(122)	—	(122)
	3-month KRW
	Certificate of
1.92%[2]	Deposit	Deutsche Bank AG	11/10/17	KRW	205,250	467	$ 99	368
	3-month KRW
	Certificate of
1.69%[1]	Deposit	Deutsche Bank AG	11/10/17	KRW	205,250	(257)	—	(257)
9.99%[1]	1-day BZDIOVER	Citibank N.A.	1/02/18	BRL	3,321	(3,473)	—	(3,473)
8.98%[1]	1-day BZDIOVER	Citibank N.A.	1/02/18	BRL	1,077	507	—	507
9.98%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/18	BRL	3,322	(2,279)	—	(2,279)
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	826	965	12	953
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	716	1,165	2	1,163
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	11/21/18	MXN	8,086	188	—	188
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	9,703	320	—	320
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	11/28/18	MXN	13,800	(548)	(19)	(529)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	7,828	(311)	(11)	(300)
9.25%[2]	1-day BZDIOVER	Citibank N.A.	1/02/19	BRL	2,921	2,751	—	2,751
9.28%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/19	BRL	2,773	2,879	—	2,879
9.73%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	1,992	2,043	—	2,043
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	470	(26,519)	—	(26,519)
	7-day China Fixing
3.78%[2]	Repo Rates	Bank of America N.A.	6/02/22	CNY	935	192	(8)	200
5.73%[1]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	672	2,839	9	2,830

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	33

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.43%[2]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	541	$ (1,159)	$ (9)	$ (1,150)
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	6/09/25	MXN	271	(667)	(1)	(666)
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	864	(2,180)	(4)	(2,176)
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	3,395	8,912	17	8,895
6.27%[2]	28-day MXIBTIIE	Bank of America N.A.	12/05/25	MXN	122	(353)	(2)	(351)
Total						$(18,329)	$85	$(18,414)

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	The Fund pays the floating rate and receives the fixed rate.

Transactions in Options Written for the Six Months Ended June 30, 2017

	Calls							Puts

		Notional (000)							Notional (000)

	Contracts	AUD	EUR	MXN	TRY	USD	Premiums Received	Contracts	AUD	EUR	MXN	USD	Premiums Received

Outstanding options, beginning of period	—	—	5,147	—	—	389	$ 40,193	—	—	—	—	1,210	$ 6,311
Options written	214	432	10,563	12,686	432	4,365	207,266	501	433	15,132	4,535	16,210	225,920
Options exercised	—	—	—	—	—	—	—	—	—	—	—	—	—
Options expired	(214)	(432)	(11,071)	—	—	(2,421)	(128,264)	—	(216)	(2,772)	(2,360)	(8,133)	(30,642)
Options closed	—	—	(4,493)	(12,686)	—	(1,310)	(99,940)	—	—	(12,360)	(2,175)	(1,670)	(159,231)

Outstanding options, end of period	—	—	146	—	432	1,023	$ 19,255	501	217	—	—	7,617	$ 42,358

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$210,404	—	$210,404
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$300,270	—	—	300,270
Options purchased	Investments at value — unaffiliated[2]	—	—	—	35,704	35,488	—	71,192
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$ 17,838	—	—	86,093	$9,573	113,504
	Unrealized appreciation on OTC swaps;
Swaps - OTC	Swap premiums paid	—	103,470	—	—	23,236	—	126,706
Total		—	$121,308	—	$335,974	$355,221	$9,573	$822,076

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$57,607	—	$ 57,607
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$256,737	—	—	256,737
Options written	Options written at value	—	—	—	12,891	8,351	—	21,242
Swaps - centrally cleared	Net unrealized depreciation[1]	—	$ 716	—	—	13,831	—	14,547
	Unrealized depreciation on OTC swaps;
Swaps - OTC	Swap premiums received	—	164,315	—	—	41,565	—	205,880
Total		—	$165,031	—	$269,628	$121,354	—	$556,013

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$1,126,919	—	$1,126,919
Forward foreign currency exchange contracts	—	—	—	$ (44,744)	—	—	(44,744)
Options purchased[1]	—	—	—	(226,901)	(172,559)	—	(399,460)
Options written	—	—	—	99,258	54,087	—	153,345
Swaps	—	$ 68,643	—	(80,894)	5,354	—	(6,897)
Total	—	$ 68,643	—	$(253,281)	$1,013,801	—	$829,163

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$ 213,281	—	$ 213,281
Forward foreign currency exchange contracts	—	—	—	$ (69,834)	—	—	(69,834)
Options purchased[2]	—	—	—	(47,760)	(56,866)	—	(104,626)
Options written	—	—	—	(4,275)	13,855	—	9,580
Swaps	—	$(92,382)	—	—	151,380	$26,644	85,642
Total	—	$(92,382)	—	$(121,869)	$ 321,650	$26,644	$ 134,043

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$37,880,394
Average notional value of contracts - short	$25,325,590
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$10,538,343
Average amounts sold - in USD	$8,890,567
Options:
Average value of option contracts purchased	$114,277
Average value of option contracts written	$20,222
Credit default swaps:
Average notional value - buy protection	$8,988,830
Average notional value - sell protection	$5,740,000
Interest rate swaps:
Average notional value - pays fixed rate	$9,459,886
Average notional value - receives fixed rate	$13,503,901
Total return swaps:
Average notional value	$5,654,057

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$54,212		$43,094
Forward foreign currency exchange contracts	300,270		256,737
Options	71,192	[1]	21,242
Swaps - centrally cleared	—		16,690
Swaps - OTC[2]	126,706		205,880

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$552,380		$543,643
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(89,700)		(68,135)

Total derivative assets and liabilities subject to an MNA	$462,680		$475,508

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	35

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 17,548	$ (12,102)	—	—	$ 5,446
Barclays Bank PLC	9,544	(9,544)	—	—	—
BNP Paribas S.A.	72,236	(49,184)	—	—	23,052
Citibank N.A.	75,714	(26,219)	—	—	49,495
Credit Suisse International	18,500	(18,500)	—	—	—
Deutsche Bank AG	104,772	(73,059)	—	—	31,713
Goldman Sachs International	46,983	(46,983)	—	—	—
HSBC Bank PLC	13,894	(3,319)	—	—	10,575
J.P. Morgan Securities LLC	13,512	(10,627)	—	—	2,885
JPMorgan Chase Bank N.A.	43,933	(37,950)	—	—	5,983
Morgan Stanley & Co. International PLC	24,419	(24,419)	—	—	—
Royal Bank of Scotland PLC	20,391	(20,391)	—	—	—
UBS AG	1,234	(1,234)	—	—	—
Total	$462,680	$(333,531)	—	—	$129,149

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 12,102	$ (12,102)	—	—	—
Barclays Bank PLC	89,409	(9,544)	—	—	$ 79,865
BNP Paribas S.A.	49,184	(49,184)	—	—	—
Citibank N.A.	26,219	(26,219)	—	—	—
Credit Suisse International	24,407	(18,500)	—	—	5,907
Deutsche Bank AG	73,059	(73,059)	—	—	—
Goldman Sachs International	54,767	(46,983)	—	—	7,784
HSBC Bank PLC	3,319	(3,319)	—	—	—
J.P. Morgan Securities LLC	10,627	(10,627)	—	—	—
JPMorgan Chase Bank N.A.	37,950	(37,950)	—	—	—
Morgan Stanley & Co. International PLC	51,269	(24,419)	—	—	26,850
Royal Bank of Scotland PLC	23,233	(20,391)	—	—	2,842
Standard Chartered Bank	253	—	—	—	253
UBS AG	19,710	(1,234)	—	—	18,476
Total	$475,508	$(333,531)	—	—	$141,977

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$39,868,284	$5,566,272	$45,434,556
Corporate Bonds	—	102,291,539	—	102,291,539
Floating Rate Loan Interests	—	1,247,652	1,232,111	2,479,763
Foreign Agency Obligations	—	1,265,839	—	1,265,839
Foreign Government Obligations	—	17,020,989	—	17,020,989
Non-Agency Mortgage-Backed Securities	—	18,678,957	3,895,397	22,574,354
Preferred Securities	$362,967	1,366,428	—	1,729,395
Taxable Municipal Bonds	—	15,937,972	—	15,937,972
U.S. Government Sponsored Agency Securities	—	172,444,484	118,408	172,562,892
U.S. Treasury Obligations	—	91,166,618	—	91,166,618
Short-Term Securities:
Borrowed Bond Agreements	—	619,709	—	619,709
Options Purchased:
Foreign currency exchange contracts	—	35,704	—	35,704
Interest rate contracts	35,488	—	—	35,488
Liabilities:
Investments:
Borrowed Bonds	—	(607,477)	—	(607,477)
TBA Sale Commitments	—	(68,549,338)	—	(68,549,338)

Total	$398,455	$392,787,360	$10,812,188	$403,998,003

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$ 54,522	—	$ 54,522
Foreign currency exchange contracts	—	300,270	—	300,270
Interest rate contracts	$ 210,404	109,190	—	319,594
Other contracts	—	9,573	—	9,573
Liabilities:
Credit contracts	—	(34,752)	—	(34,752)
Foreign currency exchange contracts	—	(269,628)	—	(269,628)
Interest rate contracts	(65,958)	(55,342)	—	(121,300)

Total	$ 144,446	$ 113,833	—	$ 258,279

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest for financial statement purposes.

As of period end, reverse repurchase agreements of $34,804,793 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	37

Schedule of Investments (concluded)	BlackRock Total Return V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Options Purchased	Options Written	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of December 31, 2016	$9,595,248	—	$2,403,512	$1	—	—	$11,998,761
Transfers into Level 3	54,089	—	951,403	—	—	—	1,005,492
Transfers out of Level 3[1]	(8,200,299)	—	(63,842)	—	—	—	(8,264,141)
Other[2]	324,433	—	(324,433)	—	—	—	—
Accrued discounts/premiums	895	$200	8,942	—	—	$(1)	10,036
Net realized gain (loss)	6,135	—	16,724	—	—	150	23,009
Net change in unrealized appreciation (depreciation)[3,4]	(10,185)	(1,311)	21,276	(4,758)	$8,214	(309)	12,927
Purchases	4,399,954	1,233,222	2,099,149	4,757	(8,214)	179,313	7,908,181
Sales	(603,998)	—	(1,217,334)	—	—	(60,745)	(1,882,077)
Closing Balance, as of June 30, 2017	$5,566,272	$1,232,111	$3,895,397	—	—	$118,408	$10,812,188
Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[4]	$(6,405)	$(1,311)	$28,676	—	—	$(309)	$20,651

[1]

As of December 31, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Certain Level 3 investments were re-classified between Asset-Backed Securities and Non-Agency Mortgage-Backed Securities.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[4]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Total ReturnV.I. Fund

Assets
Investments at value — unaffiliated (cost — $471,046,478)	$473,154,818
Cash	1,330,118
Cash pledged:
Futures contracts	167,050
Centrally cleared swaps	485,960
Foreign currency at value (cost — $701,925)	706,440
Receivables:
Investments sold	1,177,523
Swaps	2,282
TBA sale commitments	68,854,202
Capital shares sold	1,063,152
Dividends — affiliated	2,403
Interest	2,183,781
From the Manager	92,437
Variation margin on futures contracts	54,212
Swap premiums paid	66,925
Unrealized appreciation on:
Forward foreign currency exchange contracts	300,270
OTC swaps	59,781
Prepaid expenses	867
Other assets	25,979

Total assets	549,728,200

Liabilities
Borrowed bonds at value (proceeds — $568,503)	607,477
Options written at value (premiums received — $61,613)	21,242
TBA sale commitments at value (proceeds — $68,854,202)	68,549,338
Reverse repurchase agreements	34,804,793
Payables:
Investments purchased	68,929,315
Capital shares redeemed	2,646
Distribution fees	42,570
Income dividends	720,847
Interest expense	172
Investment advisory fees	137,913
Officer’s and Directors’ fees	710
Other accrued expenses payable	102,742
Other affiliates	2,600
Variation margin on futures contracts	43,094
Variation margin on centrally cleared swaps	16,690
Swap premiums received	130,333
Unrealized depreciation on:
Forward foreign currency exchange contracts	256,737
OTC swaps	75,547

Total liabilities	174,444,766

Net Assets	$375,283,434

Net Assets Consist of
Paid-in capital	$398,761,796
Distributions in excess of net investment income	(211,619)
Accumulated net realized loss	(26,003,973)
Net unrealized appreciation (depreciation)	2,737,230

Net Assets	$375,283,434

Net Asset Value

Class I — Based on net assets of $155,299,895 and 13,003,582 shares outstanding, 600 million shares authorized, $0.10 par value	$11.94

Class III — Based on net assets of $219,983,539 and 18,640,046 shares outstanding, 100 million shares authorized, $0.10 par value	$11.80

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	39

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Total Return V.I. Fund

Investment Income
Interest	$5,164,824
Dividends — unaffiliated	14,759
Dividends — affiliated	15,122
Foreign taxes withheld	(1,090)

Total investment income	5,193,615

Expenses
Investment advisory	801,145
Transfer agent	2,480
Transfer agent — class specific	330,128
Distribution — class specific	248,196
Custodian	49,352
Professional	36,458
Accounting services	37,843
Printing	43,209
Officer and Directors	11,917
Miscellaneous	30,803

Total expenses excluding interest expense	1,591,531
Interest expense	144,673

Total expenses	1,736,204
Less:
Fees waived by the Manager	(2,046)
Transfer agent fees reimbursed — class specific	(273,524)

Total expenses after fees waived and reimbursed	1,460,634

Net investment income	3,732,981

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated[1]	(1,146,209)
Borrowed bonds	(188,811)
Forward foreign currency exchange contracts	(44,744)
Foreign currency transactions	72,599
Futures contracts	1,126,919
Options written	153,345
Swaps	(6,897)

(33,798)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,686,241
Borrowed bonds	(83,129)
Forward foreign currency exchange contracts	(69,834)
Foreign currency translations	24,211
Futures contracts	213,281
Options written	9,580
Swaps	85,642

4,865,992

Net realized and unrealized gain	4,832,194

Net Increase in Net Assets Resulting from Operations	$8,565,175

[1] Net of $678 realized tax deferral.

See Notes to Financial Statements.

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statements of Changes in Net Assets	BlackRock Total Return V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$3,732,981	$5,122,678
Net realized loss	(33,798)	(111,898)
Net change in unrealized appreciation (depreciation)	4,865,992	53,330

Net increase in net assets resulting from operations	8,565,175	5,064,110

Distributions to Shareholders[1]
From net investment income:
Class I	(1,882,162)	(3,223,271)
Class III	(2,097,287)	(2,293,347)

Decrease in net assets resulting from distributions to shareholders	(3,979,449)	(5,516,618)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	38,099,009	110,161,750

Net Assets
Total increase in net assets	42,684,735	109,709,242
Beginning of period	332,598,699	222,889,457

End of period	$375,283,434	$332,598,699

Undistributed (distributions in excess of) net investment income, end of period	$(211,619)	$34,849

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	41

Financial Highlights	BlackRock Total Return V.I. Fund

	Class I
	Six Months Ended June 30, 2017
		Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.79	$11.71	$11.93	$11.51	$12.01	$11.49

Net investment income[1]	0.13	0.23	0.22	0.32	0.32	0.38
Net realized and unrealized gain (loss)	0.16	0.09	(0.19)	0.44	(0.45)	0.55

Net increase (decrease) from investment operations	0.29	0.32	0.03	0.76	(0.13)	0.93

Distributions from net investment income[2]	(0.14)	(0.24)	(0.25)	(0.34)	(0.37)	(0.41)

Net asset value, end of period	$11.94	$11.79	$11.71	$11.93	$11.51	$12.01

Total Return[3]
Based on net asset value	2.49%[4]	2.76%	0.26%	6.66%	(1.14)%	8.25%

Ratios to Average Net Assets
Total expenses[5]	0.86%[6]	0.82%	0.92%	0.88%	0.87%	0.80%

Total expenses after fees reimbursed and paid indirectly[5]	0.65%[6]	0.62%	0.74%	0.69%	0.67%	0.67%

Total expenses after fees reimbursed and paid indirectly and excluding interest expense[5]	0.57%[6]	0.59%	0.69%	0.66%	0.65%	0.64%

Net investment income[5]	2.28%[6]	1.92%	1.89%	2.68%	2.75%	3.24%

Supplemental Data
Net assets, end of period (000)	$155,300	$157,445	$154,046	$130,765	$135,943	$162,921

Portfolio turnover rate[7]	352%	590%	900%	772%	724%	953%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017
		Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	—	0.01%	0.01%	—	—	—

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017
		Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	232%	396%	625%	560%	498%	729%

See Notes to Financial Statements.

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights (concluded)	BlackRock Total Return V.I. Fund

	Class III
	Six Months Ended June 30, 2017					Period August 14, 2012[1] to December 31,	Period April 25, 2012[1] to June 19,
		Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012	2012[2]

Per Share Operating Performance
Net asset value, beginning of period	$11.65	$11.57	$11.79	$11.38	$11.86	$11.71	$11.65

Net investment income[3]	0.11	0.19	0.18	0.27	0.28	0.13	0.05
Net realized and unrealized gain (loss)	0.16	0.10	(0.19)	0.44	(0.42)	0.16	0.07

Net increase (decrease) from investment operations	0.27	0.29	(0.01)	0.71	(0.14)	0.29	0.12

Distributions from net investment income[4]	(0.12)	(0.21)	(0.21)	(0.30)	(0.34)	(0.14)	(0.06)

Net asset value, end of period	$11.80	$11.65	$11.57	$11.79	$11.38	$11.86	$11.71

Total Return[5]
Based on net asset value	2.35%[6]	2.46%	(0.08)%	6.28%	(1.30)%	2.50%[6]	1.00%[6]

Ratios to Average Net Assets
Total expenses[7]	1.08%[8]	1.01%	1.06%	1.11%	1.06%	0.95%[8]	1.09%[8]

Total expenses after fees reimbursed and paid indirectly[7]	0.96%[8]	0.93%	1.04%	1.01%	0.96%	0.95%[8]	0.98%[8]

Total expenses after fees reimbursed and paid indirectly and excluding interest expense[7]	0.88%[8]	0.89%	0.98%	0.98%	0.94%	0.91%[8]	0.95%[8]

Net investment income[7]	1.97%[8]	1.61%	1.54%	2.31%	2.45%	2.83%[8]	3.22%[8]

Supplemental Data
Net assets, end of period (000)	$219,984	$175,153	$68,844	$7,300	$2,750	$344	—[2]

Portfolio turnover rate[9]	352%	590%	900%	772%	724%	953%	953%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of June 19, 2012.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017
		Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	—	0.01%	0.01%	—	—	—

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017
		Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	232%	396%	625%	560%	498%	729	%*

* The portfolio turnover is from period August 14, 2012 to December 31, 2012 and period April 25, 2012 to June 19, 2012.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	43

Notes to Financial Statements (Unaudited)	BlackRock Total Return V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Total Return V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on April 25, 2012, were redeemed on June 19, 2012 and recommenced on August 14, 2012.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

44	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after Decem-ber 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	45

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

46	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	47

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

48	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the

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Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund is not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the Fund.

For the six months ended June 30, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $9,899,554 and 0.73%, respectively.

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Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Borrowed bond agreements and reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With borrowed bond agreements and reverse repurchase transactions, typically the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Net Amount before Collateral	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	Net Collateral Pledged	Net Exposure Due (to)/from Counterparty[3]
Barclays Bank PLC	$619,709	—	$(607,652)	$12,057	—	—	$12,057
BNP Paribas Securities Corp.	—	$(3,937,320)	—	(3,937,320)	$3,924,991	$3,924,991	(12,329)
Credit Suisse Securities (USA) LLC	—	(8,361,782)	—	(8,361,782)	8,357,522	$8,357,522	(4,260)
Deutsche Bank Securities, Inc.	—	(9,533,490)	—	(9,533,490)	9,493,412	9,493,412	(40,078)
J.P. Morgan Securities LLC	—	(5,021,069)	—	(5,021,069)	5,018,451	5,018,451	(2,618)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(7,951,132)	—	(7,951,132)	7,927,538	7,927,538	(23,594)
Total	$619,709	$(34,804,793)	$(607,652)	$(34,792,736)	$34,721,914	$34,721,914	$(70,822)

[1]	Included in Investments at value — unaffiliated in the Statement of Assets and Liabilities.
[2]	Includes accrued interest on borrowed bonds in the amount of $172 which is shown as interest expense payable in the Statement of Assets and Liabilities.
[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial

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Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

•

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an

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Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage its exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	53

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Contracts entered into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock High Yield V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

54	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Average Daily Net Assets	Investment Advisory Fee
Up to $250 Million	0.50%
Over $250 Million up to $500 Million	0.45%
Over $500 Million up to $750 Million	0.40%
Over $750 Million	0.35%

For the six months ended June 30, 2017, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Yield V.I. Fund were approximately $718,803,862.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2017, the class specific distribution fees borne directly by Class III is $248,196.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$161,092	$169,036	$330,128

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $2,046.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective May 1, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2017, there were no fees waived by the Manager.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $1,750 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

The Manager has agreed not to reduce or discontinue this contractual reimbursement through April 30, 2018 unless approved by the Board, including a majority of Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	55

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

The following table shows the class specific expense reimbursements shown as transfer agent fees reimbursed — class specific in the Statement of Operations:

	Class I	Class III	Total
Transfer agent fees reimbursed	$161,092	$112,432	$273,524

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$2,193,913	$128,198	$5,804

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$1,064,727,460	$1,047,580,126
U.S. Government Securities	$199,232,034	$193,543,156

For the six months ended June 30, 2017, purchases and sales related to mortgage dollar rolls were $420,965,614 and $420,938,642, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2016, the Fund had capital loss carryforwards available to offset future realized capital gains of $23,090,333, all of which is due to expire December 31, 2017.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$471,786,272

Gross unrealized appreciation	$3,406,403
Gross unrealized depreciation	(2,037,857)

Net unrealized appreciation	$1,368,546

56	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	57

Notes to Financial Statements (concluded)	BlackRock Total Return V.I. Fund

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	457,304	$5,410,735	2,078,444	$25,204,731
Shares issued in reinvestment of distributions	155,585	1,842,739	267,271	3,203,436
Shares redeemed	(963,002)	(11,422,987)	(2,147,090)	(25,786,780)

Net increase (decrease)	(350,113)	$(4,169,513)	198,625	$2,621,387

Class III
Shares sold	3,773,206	$44,220,084	9,823,253	$116,352,187
Shares issued in reinvestment of distributions	167,693	1,963,640	178,754	2,121,457
Shares redeemed	(334,288)	(3,915,202)	(918,301)	(10,933,281)

Net increase	3,606,611	$42,268,522	9,083,706	$107,540,363

Total Net Increase	3,256,498	$38,099,009	9,282,331	$110,161,750

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

58	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock U.S. Government Bond V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of June 30, 2017	BlackRock U.S. Government Bond V.I. Fund

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 6-month period ended June 30, 2017, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

•

The most significant detractor from relative performance was the Fund’s stance with respect to U.S. interest rates. This included the Fund’s stance with respect to duration and corresponding interest rate sensitivity, as well as the Fund’s positioning along the Treasury yield curve. An underweight to U.S. agency securities constrained performance, as did positioning with respect to global interest rates and currency exposures.

•

The principal positive contributors to performance were allocation-based strategies within securitized assets such as commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”). These segments benefited as the global search for yield and limited supply created a favorable technical backdrop and the fundamentals around the U.S. consumer, housing and commercial real estate continued to strengthen. Overweight positioning with respect to both 15-year and 30-year agency residential mortgage-backed securities (“MBS”) also added value. Allocations to high-quality, longer- duration agency collateralized mortgage obligations contributed to performance as well. Finally, the Fund’s allocation to Treasury inflation-protected securities added to performance.

Describe recent portfolio activity.

•	During the six-month period, the Fund increased its exposure to U.S. Treasuries, while paring back holdings of agency MBS. The Fund also slightly reduced exposure to CMBS.

Describe portfolio positioning at period end.

•

The Fund closed the period with underweight exposure to U.S. duration, on the view that yields will continue to rise in the context of strong domestic economic growth and the Fed hiking cycle. This thesis was also expressed through a long position in Treasury inflation protected securities. Outside of the United States, the Fund held short positions in German interest rates and U.K. inflation forward contracts. The Fund maintained exposure to the agency MBS sector and continues to be positioned modestly overweight agency mortgages versus the benchmark. Overall, the Fund was positioned with the expectation that the Fed’s announced plan for trimming its balance sheet would not give rise to any sort of worst-case scenario for the agency MBS market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	55%
U.S. Treasury Obligations	37
Asset-Backed Securities	5
Non-Agency Mortgage-Backed Securities	2
Foreign Government Obligations	1

[1]	Total investments exclude short-term securities and options purchased.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

BlackRock U.S. Government Bond V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]

The Fund invests, under normal circumstances, at least 80% of its assets in fixed-income securities that are issued or guaranteed by the U.S. Government and its agencies. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

[3]	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[4]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended June 30, 2017

	Standardized 30-Day Yields[6]	Unsubsidized 30-Day Yields[6]	6-Month Total Returns[7]	Average Annual Total Returns
				1Year[7]	5 Years[7]		10 Years[7]
Class I5	1.73%	1.43%	1.46%	(1.45)%	1.27%		3.39%
Class III[5]	1.42	1.27	1.20	(1.79)	0.99	[8]	3.11	[8]
Bloomberg Barclays U.S. Government/Mortgage Index	—	—	1.64	(1.30)	1.59		4.10
Bloomberg Barclays U.S. Mortgage-Backed Securities Index	—	—	1.35	(0.06)	2.00		4.31

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

[6]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[7]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[8]

The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares. Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[11]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[9]	Expenses Paid During the Period[10]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[9]	Ending Account Value June 30, 2017	Expenses Paid During the Period[10]
Class I	$1,000.00	$1,014.60	$4.15	$3.65	$1,000.00	$1,020.68	$4.16	$1,021.17	$3.66
Class III	$1,000.00	$1,012.00	$5.64	$5.19	$1,000.00	$1,019.19	$5.66	$1,019.64	$5.21

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.83% for Class I and 1.13% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.73% for Class I and 1.04% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

Disclosure of Expenses	BlackRock U.S. Government Bond V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock U.S. Government Bond V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.86%, 9/15/26 (a)(b)(c)	USD	210	$210,000
Bsprt Issuer Ltd., Series 2017-FL1, Class A, 2.43%, 6/15/27 (b)(c)		200	200,250
Cedar Funding III CLO Ltd., Series 2014-3A, Class A1, 2.70%, 5/20/26 (a)(b)		500	500,356
CIFC Funding Ltd.:
Series 2014-5A, Class A1R, 2.56%, 1/17/27 (a)(b)		400	401,318
Series 2015-3A, Class A, 2.58%, 10/19/27 (a)(b)		250	249,930
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 2.28%, 8/15/25 (a)(b)		700	700,624
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A, 2.28%, 4/20/25 (a)(b)		500	500,054
OCP CLO Ltd., Series 2012-2A, Class A1R, 2.57%, 11/22/25 (a)(b)		556	558,134
Tricon American Homes Trust, Series 2015-SFR1, Class A, 2.42%, 5/17/32 (a)(b)		178	178,951
Venture XVIII CLO Ltd., Series 2014-18A, Class A, 2.61%, 10/15/26 (a)(b)		400	399,997
Washington Mill CLO Ltd., Series 2014-1A, Class A1R, 2.38%, 4/20/26 (a)(b)		500	499,751
Total Asset-Backed Securities — 6.3%			4,399,365

Corporate Bonds
Electric Utilities — 0.1%
Southern Co. Gas Capital Corp., 4.40%, 5/30/47		50	50,997

Foreign Government Obligations — 1.1%
Mexico — 1.1%
United Mexican States, Series M, 5.00%, 12/11/19	MXN	13,800	732,751

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 1.9%
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.49%, 7/05/33 (a)(b)	USD	700	$700,000
Credit Suisse Mortgage Capital Certificates, Series 2016-MFF, Class A, 2.76%, 11/15/33 (a)(b)		100	100,312
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 2.29%, 12/15/34 (a)(b)		183	183,318
LMREC, Inc., Series 2016-CRE2, Class A, 2.71%, 11/24/31 (a)(b)		100	100,750
RAIT Trust, Series 2017-FL7, Class A, 2.10%, 6/15/37 (a)(b)		250	250,000

			1,334,380
Interest Only Commercial Mortgage-Backed Securities — 1.1%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.92%, 5/10/58 (b)		853	96,902
Commercial Mortgage Pass-Through Certificates, Series 2015-CR24, Class XA, 1.01%, 8/10/48 (b)		1,176	62,591
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.94%, 2/10/34 (a)(b)		3,895	129,372
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)		3,300	104,719
Series 2015-WEST, Class XA, 1.08%, 2/10/37 (a)(b)		1,600	96,108
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		22,825	84,882
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class XA, 1.81%, 5/15/49 (b)		991	104,512
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class XA, 1.09%, 12/15/48 (b)		1,485	86,951

			766,037
Total Non-Agency Mortgage-Backed Securities — 3.0%			2,100,417

Portfolio Abbreviations
AUD	Australian Dollar	HUF	Hungarian Forint	OTC	Over-the-counter
BRL	Brazilian Real	IDR	Indonesia Rupiah	RUB	Russian Rouble
CLP	Chilean Peso	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Yuan	LIBOR	London Interbank Offered Rate	TBA	To-be-announced
COP	Colombian Peso	MXIBTIIE	Mexico Interbank TIIE 28 Day	TRY	Turkish Lira
EUR	Euro	MXN	Mexican Peso	USD	U.S. Dollar
GBP	British Pound	MYR	Malaysia Ringgit	ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

U.S. Government Sponsored Agency Securities		Par (000)	Value
Agency Obligations — 1.2%
Fannie Mae, Series 2011-8, Class ZA, 4.00%, 2/25/41	USD	258	$271,505
Federal Home Loan Bank, 4.00%, 4/10/28		500	553,044

			824,549
Collateralized Mortgage Obligations — 0.4%
Ginnie Mae, Series 2014-107, Class WX, 6.80%, 7/20/39 (b)		221	254,843
Interest Only Commercial Mortgage-Backed Securities — 1.3%
Fannie Mae, Series 2016-M4, Class X2, 2.80%, 1/25/39 (b)		655	78,646
Freddie Mac:
Series K064, Class X1, 0.75%, 3/25/27 (b)		1,400	69,238
Series K718, Class X1, 0.77%, 1/25/22 (b)		330	8,307
Ginnie Mae:
Series 2002-83, Class IO, 0.00%, 10/16/42-11/16/43 (b)		3,132	193
Series 2003-17, Class IO, 0.00%, 3/16/43 (b)(c)		2,318	—
Series 2016-137, Class IO, 0.95%, 10/16/56 (b)		791	60,532
Series 2016-140, Class IO, 0.94%, 5/16/58 (b)		792	59,397
Series 2016-143, Class IO, 0.97%, 10/16/56 (b)		747	59,137
Series 2017-24, Class IO, 0.87%, 12/16/56 (b)		651	47,485
Series 2017-30, Class IO, 0.76%, 8/16/58 (b)		776	54,203
Series 2017-35, Class IO, 0.71%, 3/30/47 (b)		1,245	87,701
Series 2017-44, Class IO, 0.70%, 4/17/51 (b)		777	51,400
Series 2017-53, Class IO, 0.69%, 12/15/56 (b)		2,094	140,256
Series 2017-54, Class IO, 0.68%, 12/31/49 (b)		494	34,779
Series 2017-61, Class IO, 0.77%, 10/16/56 (b)		519	44,517
Series 2017-64, Class IO, 0.72%, 10/16/56 (b)		364	26,609
Series 2017-72, Class IO, 0.68%, 4/16/57 (b)		1,368	96,799

			919,199
Mortgage-Backed Securities — 74.8%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30-7/01/32 (d)		2,819	2,835,494
3.00%, 4/01/29-7/01/47 (d)		11,478	11,560,058
3.50%, 7/01/26-7/01/47 (d)		6,316	6,524,344
4.00%, 1/01/26-7/01/47 (d)		3,424	3,631,741
4.50%, 5/01/24-7/01/47 (d)		2,251	2,420,628
5.00%, 9/01/35-8/01/41		357	391,397
5.50%, 5/01/34-12/01/39		327	365,583
6.00%, 4/01/35-7/01/47 (d)		551	625,806
6.50%, 5/01/40		75	83,672
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-7/01/32 (d)		661	665,692
3.00%, 1/01/30-7/01/47 (d)		4,724	4,735,523
3.50%, 7/01/32-7/01/47 (d)		2,973	3,059,767
4.00%, 8/01/40-7/01/47 (d)		2,040	2,147,319
4.50%, 2/01/39-7/01/47 (d)		680	729,466
5.00%, 10/01/41-11/01/41		262	286,331
5.50%, 6/01/41		178	198,520
8.00%, 12/01/29-7/01/30		40	47,530

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/47 (d)	USD	2,520	$2,545,468
3.50%, 12/20/41-7/15/47 (d)		3,166	3,284,126
4.00%, 9/20/40-7/15/47 (d)		2,318	2,443,122
4.50%, 12/20/39-7/15/47 (d)		2,385	2,567,783
5.00%, 12/15/38-7/20/42		171	187,844
5.50%, 1/15/34		789	894,372

			52,231,586
Total U.S. Government Sponsored Agency Securities — 77.7%			54,230,177

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.13%, 3/31/24		1,960	1,961,454
2.88%, 11/15/46		1,726	1,735,507
3.00%, 2/15/47 (e)		1,670	1,722,709
3.00%, 5/15/47 (e)		1,086	1,120,786
U.S. Treasury Notes:
1.25%, 3/31/19-5/31/19 (e)		7,081	7,064,474
1.63%, 3/15/20		3,549	3,560,229
1.50%, 4/15/20-5/15/20 (e)		5,950	5,944,793
1.88%, 3/31/22-4/30/22		5,734	5,735,118
1.75%, 5/31/22 (e)		1,927	1,915,710
2.00%, 4/30/24-11/15/26 (e)		4,256	4,206,848
2.25%, 2/15/27		927	922,691
2.38%, 5/15/27 (e)		414	416,620
Total U.S. Treasury Obligations — 52.0%			36,306,939
Total Long-Term Investments (Cost — $97,679,323) — 140.2%			97,820,646

Options Purchased
(Cost — $28,385) — 0.0%			18,438
Total Investments Before Options Written and TBA Sale Commitments
(Cost — $97,707,708) — 140.2%			97,839,084

Options Written
(Premiums Received — $ 5,213) — (0.0)%			(1,650)

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

TBA Sale Commitments (d)		Par (000)	Value
Mortgage-Backed Securities — (32.5)%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/32	USD	714	$(716,448)
3.00%, 7/01/32-7/01/47		8,865	(8,926,113)
3.50%, 7/01/32-7/01/47		3,095	(3,187,673)
4.00%, 7/01/32-7/01/47		1,200	(1,259,681)
4.50%, 7/01/47		728	(780,432)
5.00%, 7/01/47		66	(72,095)
5.50%, 7/01/47		787	(871,848)
6.00%, 7/01/47		320	(360,052)
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/47		2,339	(2,332,363)
3.50%, 7/01/47		806	(828,018)
4.00%, 7/01/47		866	(910,765)
4.50%, 7/01/47		217	(232,464)

TBA Sale Commitments (d)		Par (000)	Value
Mortgage-Backed Securities (concluded)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/47	USD	43	$(43,433)
3.50%, 7/15/47		150	(155,368)
4.00%, 7/15/47		962	(1,011,603)
4.50%, 7/15/47		949	(1,008,609)
Total TBA Sale Commitments (Proceeds — $22,780,776) — (32.5)%			(22,696,965)
Total Investments Net of Options Written and TBA Sale Commitments — 107.7%			75,140,469
Liabilities in Excess of Other Assets — (7.7)%			(5,351,105)

Net Assets — 100.0%			$69,789,364

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(1,028,975)	$ 4,252
BNP Paribas Securities Corp.	$(44,175)	$ 62
Citigroup Global Markets, Inc.	$(619,746)	$ 3,405
Credit Suisse Securities (USA) LLC	$(1,106,343)	$10,676
Daiwa Capital Markets America, Inc.	$303,023	$ (2,039)
Deutsche Bank Securities, Inc.	$(241,664)	$ 1,137
Goldman Sachs & Co.	$(60,297)	$ (3,350)
J.P. Morgan Securities LLC	$(586,557)	$ 779
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$317,834	$ 2,376
Mizuho Securities USA LLC	$(750)	$ (16)
Morgan Stanley & Co. LLC	$(1,080,351)	$ 1,823
Nomura Securities International, Inc.	$(13,184)	$ 119
RBC Capital Markets, LLC	$726,783	$ (5,140)
Wells Fargo Securities, LLC	$(608,029)	$ 2,818

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

•

During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	701,543	(701,543)	—	—	$1,721	—	—

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas S.A.	1.03%	6/30/17	7/03/17	$ 419,175	$ 419,187	U.S. Treasury Obligations	Overnight
Credit Suisse Securities (USA) LLC	1.48%	6/30/17	7/03/17	2,384,978	2,385,076	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.45%	6/30/17	7/03/17	1,129,440	1,129,485	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	0.50%	6/30/17	7/03/17	1,769,785	1,769,810	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.18%	6/30/17	7/03/17	1,922,183	1,922,245	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.35%	6/30/17	7/03/17	1,318,039	1,318,088	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.30%	6/30/17	7/03/17	1,749,325	1,749,388	U.S. Treasury Obligations	Overnight
Total				$10,692,925	$10,693,279

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(5)	Euro-Bobl	September 2017	USD	752,107	$3,194
9	U.S. Treasury Bonds (30 Year)	September 2017	USD	1,383,188	11,713
(49)	U.S. Treasury Notes (10 Year)	September 2017	USD	6,151,031	27,434
5	U.S. Treasury Notes (2 Year)	September 2017	USD	1,080,547	(459)
20	U.S. Treasury Notes (5 Year)	September 2017	USD	2,356,719	(6,262)
(18)	Euro Dollar	June 2018	USD	4,426,425	1,877
(16)	Euro Dollar	March 2019	USD	3,925,800	(3,620)
Total					$33,877

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,000	RUB	525,960	BNP Paribas S.A.	7/03/17	$ 88
EUR	131,561	USD	150,000	Morgan Stanley & Co. International PLC	7/05/17	305
GBP	115,633	USD	150,000	Morgan Stanley & Co. International PLC	7/05/17	633
HUF	8,946,461	USD	32,967	Deutsche Bank AG	7/05/17	125
HUF	244,591	USD	902	JPMorgan Chase Bank N.A.	7/05/17	3
HUF	895,294	USD	3,297	Morgan Stanley & Co. International PLC	7/05/17	15
HUF	30,643,643	USD	112,835	Morgan Stanley & Co. International PLC	7/05/17	513
JPY	16,931,007	USD	150,000	BNP Paribas S.A.	7/05/17	566
SEK	1,276,370	USD	150,000	Deutsche Bank AG	7/05/17	1,550
TRY	535,680	USD	150,000	BNP Paribas S.A.	7/05/17	2,027
USD	150,000	JPY	16,563,300	Royal Bank of Scotland PLC	7/05/17	2,704
USD	150,000	ZAR	1,952,769	BNP Paribas S.A.	7/05/17	874
ZAR	1,989,668	USD	150,000	BNP Paribas S.A.	7/05/17	1,944

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	8,724,625	USD	13,000	Credit Suisse International	7/06/17	$141
RUB	859,536	USD	14,400	JPMorgan Chase Bank N.A.	7/06/17	155
USD	150,000	BRL	494,175	BNP Paribas S.A.	7/06/17	1,040
USD	13,000	COP	37,813,750	Credit Suisse International	7/06/17	604
USD	50,000	COP	152,000,000	Barclays Bank PLC	7/07/17	178
USD	100,000	COP	302,916,700	BNP Paribas S.A.	7/07/17	711
RUB	591,076	USD	10,000	JPMorgan Chase Bank N.A.	7/10/17	1
RUB	384,280	USD	6,500	JPMorgan Chase Bank N.A.	7/10/17	2
USD	16,579	RUB	973,026	Credit Suisse International	7/10/17	116
USD	16,421	RUB	963,440	Deutsche Bank AG	7/10/17	120
JPY	1,576,043	USD	14,000	Goldman Sachs International	7/11/17	19
MYR	34,440	USD	8,000	BNP Paribas S.A.	7/17/17	17
MYR	21,720	USD	5,000	JPMorgan Chase Bank N.A.	7/17/17	56
MYR	22,040	USD	5,000	JPMorgan Chase Bank N.A.	7/17/17	130
TRY	92,183	USD	26,000	BNP Paribas S.A.	7/21/17	40
TRY	39,148	USD	11,000	Citibank N.A.	7/21/17	59
USD	3,130	MXN	56,601	BNP Paribas S.A.	7/21/17	23
USD	7,870	MXN	142,274	JPMorgan Chase Bank N.A.	7/21/17	59
USD	11,000	ZAR	141,600	Citibank N.A.	7/21/17	219
RUB	865,008	USD	14,400	BNP Paribas S.A.	7/24/17	191
RUB	859,104	USD	14,400	Deutsche Bank AG	7/24/17	91
USD	11,000	COP	32,274,000	BNP Paribas S.A.	8/09/17	472
IDR	67,325,000	USD	5,000	Bank of America N.A.	8/15/17	24
IDR	97,374,513	USD	7,233	Citibank N.A.	8/15/17	34
IDR	139,130,479	USD	10,333	Citibank N.A.	8/15/17	50
IDR	72,340,770	USD	5,375	JPMorgan Chase Bank N.A.	8/15/17	24
IDR	108,552,080	USD	8,060	JPMorgan Chase Bank N.A.	8/15/17	41
MYR	77,841	USD	18,000	Morgan Stanley & Co. International PLC	8/17/17	96
USD	10,000	COP	29,880,000	Barclays Bank PLC	8/22/17	268
USD	11,000	COP	33,390,500	Credit Suisse International	8/22/17	124
EUR	10,600	USD	11,985	JPMorgan Chase Bank N.A.	9/07/17	166
AUD	391,000	USD	295,603	Citibank N.A.	9/20/17	4,600
AUD	33,000	USD	24,958	Credit Suisse International	9/20/17	380
EUR	240,000	USD	273,791	Goldman Sachs International	9/20/17	1,535
EUR	210,000	USD	237,738	Goldman Sachs International	9/20/17	3,173
USD	45,239	MXN	822,339	Deutsche Bank AG	9/20/17	519
USD	44,342	MXN	803,237	Deutsche Bank AG	9/20/17	661
USD	180,955	MXN	3,289,762	Goldman Sachs International	9/20/17	2,054
USD	44,342	MXN	803,924	Royal Bank of Scotland PLC	9/20/17	624
USD	59,123	MXN	1,073,244	Royal Bank of Scotland PLC	9/20/17	759

						30,923

MXN	56,825	USD	3,143	Barclays Bank PLC	7/03/17	(13)
MXN	56,819	USD	3,143	Deutsche Bank AG	7/03/17	(14)
MXN	85,222	USD	4,714	Morgan Stanley & Co. International PLC	7/03/17	(21)
RUB	519,750	USD	9,000	Deutsche Bank AG	7/03/17	(193)
RUB	8,586,975	USD	150,000	BNP Paribas S.A.	7/05/17	(4,556)
USD	150,000	EUR	133,156	Deutsche Bank AG	7/05/17	(2,127)
USD	150,000	GBP	116,071	Deutsche Bank AG	7/05/17	(1,204)
USD	150,000	HUF	41,075,250	BNP Paribas S.A.	7/05/17	(1,933)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	85,000	RUB	5,038,970	Deutsche Bank AG	7/05/17	$ (349)
USD	65,000	RUB	3,849,515	JPMorgan Chase Bank N.A.	7/05/17	(202)
USD	150,000	SEK	1,298,760	Royal Bank of Scotland PLC	7/05/17	(4,208)
USD	150,000	TRY	529,736	BNP Paribas S.A.	7/05/17	(340)
BRL	489,975	USD	150,000	Goldman Sachs International	7/06/17	(2,306)
COP	14,620,000	USD	5,000	Royal Bank of Scotland PLC	7/06/17	(207)
COP	23,384,000	USD	8,000	UBS AG	7/06/17	(334)
USD	13,000	CLP	8,639,930	Royal Bank of Scotland PLC	7/06/17	(13)
USD	14,400	RUB	864,864	Goldman Sachs International	7/06/17	(246)
COP	176,160,000	USD	60,000	JPMorgan Chase Bank N.A.	7/07/17	(2,259)
COP	264,240,000	USD	90,000	UBS AG	7/07/17	(3,389)
RUB	485,954	USD	8,250	Barclays Bank PLC	7/10/17	(28)
RUB	486,173	USD	8,250	Barclays Bank PLC	7/10/17	(24)
USD	18,000	MYR	77,670	Morgan Stanley & Co. International PLC	7/17/17	(80)
MXN	198,680	USD	11,000	Barclays Bank PLC	7/21/17	(93)
ZAR	102,383	USD	7,870	Barclays Bank PLC	7/21/17	(74)
ZAR	40,747	USD	3,130	BNP Paribas S.A.	7/21/17	(28)
IDR	186,760,000	USD	14,000	BNP Paribas S.A.	7/24/17	(27)
IDR	400,200,000	USD	30,000	JPMorgan Chase Bank N.A.	7/24/17	(58)
MXN	199,065	USD	11,000	Morgan Stanley & Co. International PLC	7/27/17	(83)
CLP	1,702,109	USD	2,567	Bank of America N.A.	7/28/17	(5)
CLP	4,862,254	USD	7,333	BNP Paribas S.A.	7/28/17	(15)
CLP	3,316,500	USD	5,000	BNP Paribas S.A.	7/28/17	(8)
CLP	729,520	USD	1,100	Goldman Sachs International	7/28/17	(2)
RUB	1,067,760	USD	18,000	Deutsche Bank AG	7/28/17	(5)
TRY	27,009	USD	7,651	BNP Paribas S.A.	7/28/17	(37)
TRY	14,300	USD	4,048	BNP Paribas S.A.	7/28/17	(17)
TRY	27,016	USD	7,651	Goldman Sachs International	7/28/17	(34)
TRY	67,328	USD	19,000	HSBC Bank PLC	7/28/17	(20)
TRY	27,004	USD	7,651	JPMorgan Chase Bank N.A.	7/28/17	(38)
COP	33,484,000	USD	11,000	Barclays Bank PLC	8/09/17	(77)
USD	36,000	IDR	490,377,600	BNP Paribas S.A.	8/15/17	(594)
COP	30,521,700	USD	10,000	UBS AG	8/22/17	(59)
USD	11,985	EUR	10,600	BNP Paribas S.A.	9/07/17	(166)
USD	160,227	AUD	212,000	Goldman Sachs International	9/20/17	(2,544)
USD	160,480	AUD	212,000	Goldman Sachs International	9/20/17	(2,291)
USD	506,390	EUR	450,000	Barclays Bank PLC	9/20/17	(9,847)

						(40,168)
Net Unrealized Depreciation						$ (9,245)

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	10/13/17	USD	98.00	66	$7,013
Euro Dollar 90-Day	Put	10/13/17	USD	98.13	29	5,800
Euro Dollar 90-Day	Put	10/13/17	USD	97.75	29	5,075
Total						$17,888

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Barclays Bank PLC	7/07/17	JPY	111.00	USD	14	$187
USD Currency	Call	Deutsche Bank AG	8/07/17	RUB	58.00	USD	11	363
Total								$550

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	10/13/17	USD	97.50	33	$(412)
Euro Dollar 90-Day	Put	10/13/17	USD	97.63	66	(1,238)
Total						$(1,650)

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG.28.V1	1.00%	6/20/22	USD	399	$(1,480)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
7.36%[1]	28-day MXIBTIIE	N/A	1/28/19	MXN	2,947	$ (948)
7.32%[2]	28-day MXIBTIIE	N/A	2/20/20	MXN	2,559	1,969
7.16%[2]	28-day MXIBTIIE	N/A	4/29/20	MXN	2,380	1,333
1.37%[1]	3-month LIBOR	N/A	11/30/20	USD	1,120	15,169
7.45%[2]	28-day MXIBTIIE	N/A	3/07/22	MXN	863	1,311
7.48%[2]	28-day MXIBTIIE	N/A	3/07/22	MXN	431	675
7.47%[2]	28-day MXIBTIIE	N/A	3/07/22	MXN	431	665
7.16%[2]	28-day MXIBTIIE	N/A	6/01/22	MXN	1,017	845
2.13%[2]	3-month LIBOR	N/A	8/25/25	USD	15	42
3.45%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	175	809
3.46%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	180	1,189
3.43%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	173	318
7.41%[2]	28-day MXIBTIIE	N/A	5/25/27	MXN	583	537
7.38%[2]	28-day MXIBTIIE	N/A	5/25/27	MXN	95	74
7.82%[2]	28-day MXIBTIIE	N/A	3/04/37	MXN	205	146
7.92%[2]	28-day MXIBTIIE	N/A	5/01/37	MXN	266	502
7.95%[2]	28-day MXIBTIIE	N/A	5/01/37	MXN	245	530
Total						$25,166

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Received		Unrealized Depreciation
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	295	$(3,342)		$(728)	$(2,614)

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	177	$(214)	—	$ (214)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	212	(247)	—	(247)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	27	(20)	—	(20)
9.50%[1]	1-day BZDIOVER	Bank of America N.A.	10/02/17	BRL	413	(11)	—	(11)
9.99%[1]	1-day BZDIOVER	Citibank N.A.	1/02/18	BRL	340	(355)	—	(355)
8.98%[1]	1-day BZDIOVER	Citibank N.A.	1/02/18	BRL	105	50	—	50
9.98%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/18	BRL	340	(233)	—	(233)
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	11/21/18	MXN	938	17	—	17
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	1,125	214	—	214
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	11/28/18	MXN	1,600	(64)	$(3)	(61)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	908	(36)	(2)	(34)
9.25%[2]	1-day BZDIOVER	Citibank N.A.	1/02/19	BRL	288	271	—	271
9.28%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/19	BRL	273	284	—	284
9.73%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	203	208	—	208
3.78%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	6/02/22	CNY	91	18	(1)	19
6.32%[2]	28-day MXIBTIIE	Goldman Sachs International	8/06/25	MXN	640	(1,646)	(3)	(1,643)
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	810	2,126	4	2,122
Total						$362	$(5)	$ 367

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	The Fund pays the floating rate and receives the fixed rate.

Transactions in Options Written for the Six Months Ended June 30, 2017

	Calls				Puts
		Notional (000)				Notional (000)
	Contracts	EUR	USD	Premiums Received	Contracts	EUR	USD	Premiums Received

Outstanding options, beginning of period	—	—	8,140	$47,553	—	—	8,140	$40,366
Options written	42	880	15,250	101,363	99	880	16,554	104,939
Options expired	(42)	—	—	(10,615)	—	—	(1,304)	(3,623)
Options closed	—	(880)	(23,390)	(138,301)	—	(880)	(23,390)	(136,469)

Outstanding options, end of period	—	—	—	—	99	—	—	$5,213

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$44,218	—	$44,218
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$30,923	—	—	30,923
Options purchased	Investments at value — unaffiliated[2]	—	—	—	550	17,888	—	18,438
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	23,798	$2,316	26,114
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	3,189	—	3,189

Total		—	—	—	$31,473	$89,093	$2,316	$122,882

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$10,341	—	$10,341
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$40,168	—	—	40,168
Options written	Options written at value	—	—	—	—	1,650	—	1,650
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$1,480	—	—	948	—	2,428
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	3,342	—	—	2,827	—	6,169

Total		—	$4,822	—	$40,168	$15,766	—	$60,756

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(181,924)	—	$(181,924)
Forward foreign currency exchange contracts	—	—	—	$27,888	—	—	27,888
Options purchased[1]	—	—	—	(27,905)	(49,472)	—	(77,377)
Options written	—	—	—	(2,423)	58,396	—	55,973
Swaps	—	$(10,232)	—	(11,235)	(64,132)	—	(85,599)

Total	—	$(10,232)	—	$(13,675)	$(237,132)	—	$(261,039)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$131,711	—	$131,711
Forward foreign currency exchange contracts	—	—	—	$(14,774)	—	—	(14,774)
Options purchased[2]	—	—	—	(9,170)	(10,212)	—	(19,382)
Options written	—	—	—	—	(5,284)	—	(5,284)
Swaps	—	$(1,588)	—	—	75,915	$6,456	80,783

Total	—	$(1,588)	—	$(23,944)	$192,130	$6,456	$173,054

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	13

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,618,794
Average notional value of contracts — short	$19,796,546
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,136,717
Average amounts sold — in USD	$1,943,283
Options:
Average value of option contracts purchased	$20,904
Average value of option contracts written	$825
Average notional value of swaption contracts purchased	$450,000
Average notional value of swaption contracts written	$15,440,000
Credit default swaps:
Average notional value — buy protection	$694,000
Interest rate swaps:
Average notional value — pays fixed rate	$6,088,154
Average notional value — receives fixed rate	$5,203,686
Total return swaps:
Average notional value	$1,176,151

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$13,812		$8,463
Forward foreign currency exchange contracts	30,923		40,168
Options	18,438	[1]	1,650
Swaps — Centrally cleared	—		4,140
Swaps — OTC[2]	3,189		6,169

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$66,362		$60,590
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(31,700)		(14,253)

Total derivative assets and liabilities subject to an MNA	$34,662		$46,337

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 43	$ (43)	—	—	—
Barclays Bank PLC	633	(633)	—	—	—
BNP Paribas S.A.	7,993	(7,721)	—	—	$ 272
Citibank N.A.	5,300	(666)	—	—	4,634
Credit Suisse International	1,365	—	—	—	1,365
Deutsche Bank AG	5,555	(3,892)	—	—	1,663
Goldman Sachs International	6,781	(6,781)	—	—	—
JPMorgan Chase Bank N.A.	1,343	(1,343)	—	—	—
MorganStanley & Co. International PLC	1,562	(184)	—	—	1,378
Royal Bank of Scotland PLC	4,087	(4,087)	—	—	—

Total	$34,662	$(25,350)	—	—	$9,312

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 231	$ (43)	—	—	$ 188
Barclays Bank PLC	10,156	(633)	—	—	9,523
BNP Paribas S.A.	7,721	(7,721)	—	—	—
Citibank N.A.	666	(666)	—	—	—
Deutsche Bank AG	3,892	(3,892)	—	—	—
Goldman Sachs International	9,069	(6,781)	—	—	2,288
HSBC Bank PLC	20	—	—	—	20
JPMorgan Chase Bank N.A.	6,188	(1,343)	—	—	4,845
Morgan Stanley & Co. International PLC	184	(184)	—	—	—
Royal Bank of Scotland PLC	4,428	(4,087)	—	—	341
UBS AG	3,782	—	—	—	3,782

Total	$46,337	$(25,350)	—	—	$20,987

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	15

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$3,989,115	$410,250	$4,399,365
Corporate Bonds	—	50,997	—	50,997
Foreign Government Obligations	—	732,751	—	732,751
Non-Agency Mortgage-Backed Securities	—	2,100,417	—	2,100,417
U.S. Government Sponsored Agency Securities	—	54,230,177	—	54,230,177
U.S. Treasury Obligations	—	36,306,939	—	36,306,939
Short-Term Securities:
Options Purchased:
Foreign currency exchange contracts	—	550	—	550
Interest rate contracts	$17,888	—	—	17,888
Liabilities:
Investments:
TBA Sale Commitments	—	(22,696,965)	—	(22,696,965)

Total	$17,888	$74,713,981	$410,250	$75,142,119

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$30,923	—	$30,923
Interest rate contracts	$44,218	26,983	—	71,201
Other contracts	—	2,316	—	2,316
Liabilities:
Credit contracts	—	(4,094)	—	(4,094)
Foreign currency exchange contracts	—	(40,168)	—	(40,168)
Interest rate contracts	(11,991)	(3,766)	—	(15,757)

Total	$32,227	$12,194	—	$44,421

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $10,693,279 are categorized as level 2 within the disclosure hierarchy.

During the six months ended June 30, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock U.S. Government Bond V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2016	$1,360,300	$1,360,300
Transfers into Level 3	—	—
Transfers out of Level 3	(650,000)	(650,000)
Accrued discounts/premiums	8	8
Net realized gain (loss)	381	381
Net change in unrealized appreciation (depreciation)[1,2]	(439)	(439)
Purchases	200,000	200,000
Sales	(500,000)	(500,000)

Closing Balance, as of June 30, 2017	$410,250	$410,250

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[2]	$250	$250

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	17

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock U.S. Government Bond V.I. Fund

Assets
Investments at value — unaffiliated (cost — $97,707,708)	$97,839,084
Cash	871,701
Cash pledged:
Centrally cleared swaps	86,000
Futures contracts	28,710
Foreign currency at value (cost — $162,426)	162,718
Receivables:
Investments sold	335,988
TBA sale commitments	22,780,776
Capital shares sold	81,816
Dividends — affiliated	570
Interest — unaffiliated	295,870
From the Manager	24,232
Variation margin on futures contracts	13,812
Swap premiums paid	4
Unrealized appreciation on:
Forward foreign currency exchange contracts	30,923
OTC swaps	3,185
Prepaid expenses	206
Other assets	21,112

Total assets	122,576,707

Liabilities
Options written at value (premiums received — $5,213)	1,650
TBA sale commitments at value (proceeds — $22,780,776)	22,696,965
Reverse repurchase agreements	10,693,279
Payables:
Investments purchased	19,077,231
Capital shares redeemed	343
Distribution fees	279
Income dividends	116,123
Interest expense	356
Investment advisory fees	23,099
Officer’s and Directors’ fees	267
Other accrued expenses	118,100
Other affiliates	711
Variation margin on futures contracts	8,463
Variation margin on centrally cleared swaps	4,140
Swap premiums received	737
Unrealized depreciation on:
Forward foreign currency exchange contracts	40,168
OTC swaps	5,432

Total liabilities	52,787,343

Net Assets	$69,789,364

Net Assets Consist of
Paid-in capital	$73,655,036
Undistributed net investment income	112,221
Accumulated net realized loss	(4,264,298)
Net unrealized appreciation (depreciation)	286,405

Net Assets	$69,789,364

Net Asset Value
Class I — Based on net assets of $68,417,537 and 6,697,015 shares outstanding, 300 million shares authorized, $0.10 par value	$10.22

Class III — Based on net assets of $1,371,827 and 134,396 shares outstanding, 100 million shares authorized, $0.10 par value	$10.21

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock U.S. Government Bond V.I. Fund

Investment Income:
Interest — unaffiliated	$915,524
Dividends — affiliated	1,721

Total investment income	917,245

Expenses:
Investment advisory	179,554
Transfer agent	2,480
Transfer agent — class specific	70,559
Professional	32,621
Custodian	34,213
Accounting Services	10,510
Officer and Directors	9,925
Printing	17,007
Distribution — class specific	2,846
Miscellaneous	13,726

Total expenses excluding interest expense	373,441
Interest expense	34,593

Total expenses	408,034
Less:
Fees waived by the Manager	(36,865)
Transfer agent fees reimbursed — class specific	(69,880)

Total expenses after fees waived and reimbursed	301,289

Net investment income	615,956

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments — unaffiliated	(1,094,569)
Futures contracts	(181,924)
Options written	55,973
Swaps	(85,599)
Foreign currency transactions	(5,272)
Forward foreign currency exchange contracts	27,888
Borrowed bonds	(1,142)

(1,284,645)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,479,531
Futures contracts	131,711
Options written	(5,284)
Swaps	80,783
Foreign currency translations	2,792
Forward foreign currency exchange contracts	(14,774)
Borrowed bonds	1,005

1,675,764

Net realized and unrealized gain	391,119

Net Increase in Net Assets Resulting from Operations	$1,007,075

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	19

Statements of Changes in Net Assets	BlackRock U.S. Government Bond V.I. Fund

Decrease in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$615,956	$1,191,810
Net realized gain	(1,284,645)	1,294,260
Net change in unrealized appreciation (depreciation)	1,675,764	(1,045,699)

Net increase in net assets resulting from operations	1,007,075	1,440,371

Distributions to Shareholders[1]
From net investment income:
Class I	(740,040)	(1,449,685)
Class III	(20,900)	(67,977)

Decrease in net assets resulting from distributions to shareholders	(760,940)	(1,517,662)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(5,648,406)	(9,641,543)

Net Assets
Total decrease in net assets	(5,402,271)	(9,718,834)
Beginning of period	75,191,635	84,910,469

End of period	$69,789,364	$75,191,635

Undistributed net investment income, end of period	$112,221	$257,205

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Financial Highlights	BlackRock U.S. Government Bond V.I. Fund

	Class I
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.18	$10.23	$10.39	$10.04	$10.71	$10.76

Net investment income[1]	0.09	0.15	0.15	0.19	0.13	0.23
Net realized and unrealized gain (loss)	0.06	(0.01)	(0.10)	0.39	(0.48)	0.03

Net increase (decrease) from investment operations	0.15	0.14	0.05	0.58	(0.35)	0.26

Distributions:[2]
From net investment income	(0.11)	(0.19)	(0.21)	(0.23)	(0.25)	(0.27)
From net realized gain	—	—	—	—	(0.07)	(0.04)

Total distributions	(0.11)	(0.19)	(0.21)	(0.23)	(0.32)	(0.31)

Net asset value, end of period	$10.22	$10.18	$10.23	$10.39	$10.04	$10.71

Total Return[3]
Based on net asset value	1.46%[4]	1.33%	0.45%	5.87%	(3.25)%	2.41%

Ratios to Average Net Assets
Total expenses	1.13%[5]	1.02%	0.96%	0.89%	0.90%	0.83%

Total expenses after fees waived and/or reimbursed	0.83%[5]	0.76%	0.73%	0.69%	0.69%	0.69%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.73%[5]	0.70%	0.70%	0.66%	0.68%	0.68%

Net investment income	1.72%[5]	1.43%	1.41%	1.88%	1.24%	2.13%

Supplemental Data
Net assets, end of period (000)	$68,418	$72,433	$83,016	$92,975	$103,218	$130,938

Portfolio turnover rate[6]	542%	1,140%	1,581%	1,388%	1,956%	1,529%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	350%	705%	991%	956%	1,415%	1,119%

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	21

Financial Highlights (concluded)	BlackRock U.S. Government Bond V.I. Fund

	Class III
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,			Period July 15, 2013[1] to December 31, 2013	Period January 1, 2013 to July 9, 2013[2]	Period May 9, 2012[1] to December 31, 2012
		2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$10.18	$10.22	$10.39	$10.04	$10.19	$10.71	$10.77

Net investment income[3]	0.07	0.11	0.13	0.17	0.11	0.01	0.08
Net realized and unrealized gain (loss)	0.05	—	(0.12)	0.38	(0.09)	(0.38)	0.05

Net increase (decrease) from investment operations	0.12	0.11	0.01	0.55	0.02	(0.37)	0.13

Distributions:[4]
From net investment income	(0.09)	(0.15)	(0.18)	(0.20)	(0.10)	(0.15)	(0.15)
From net realized gain	—	—	—	—	(0.07)	—	(0.04)

Total distributions	(0.09)	(0.15)	(0.18)	(0.20)	(0.17)	(0.15)	(0.19)

Net asset value, end of period	$10.21	$10.18	$10.22	$10.39	$10.04	$10.19	$10.71

Total Return[5]
Based on net asset value	1.20%[6]	1.08%	0.08%	5.56%	0.26%[6]	(3.60)%[6]	1.24%[6]

Ratios to Average Net Assets
Total expenses	1.30%[7]	1.27%	1.11%	1.09%	0.86%[7]	1.66%[7]	1.14%[7]

Total expenses after fees waived and/or reimbursed	1.13%[7]	1.08%	1.00%	1.00%	0.85%[7]	0.85%[7]	1.01%[7]

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.04%[7]	1.01%	0.97%	0.98%	0.84%[7]	0.85%[7]	0.99%[7]

Net investment income	1.44%[7]	1.09%	1.27%	1.63%	2.30%[7]	0.25%[7]	1.20%[7]

Supplemental Data
Net assets, end of period (000)	$1,372	$2,758	$1,894	$750	$225	— [2]	$29

Portfolio turnover rate[8]	542%	1,140%	1,581%	1,388%	1,956%	1,956%	1,529%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding from July 9, 2013 to July 14, 2013. On July 15, 2013, operations recommenced.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,			Period July 15, 2013 to December 31, 2013	Period January 1, 2013 to July 9, 2013	Period May 9, 2012 to December 31, 2012
		2016	2015	2014

Portfolio turnover rate (excluding MDRs)	350%	705%	991%	956%	1,415%	1,415%	1,119%

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (Unaudited)	BlackRock U.S. Government Bond V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock U.S. Government Bond V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on May 9, 2012, were redeemed on July 9, 2013 and recommenced on July 15, 2013.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	23

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i	)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii	)	recapitalizations and other transactions across the capital structure; and
	(iii	)	market multiples of comparable issuers.
Income approach	(i	)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii	)	quoted prices for similar investments or assets in active markets; and
	(iii	)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i	)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii	)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii	)	relevant news and other public sources; and
	(iv	)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	25

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	27

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker-dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the Fund.

For the six months ended June 30, 2017 , the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $11,113,425 and 0.58%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With borrowed bond agreements and reverse repurchase transactions, typically the Fund and the counterparty under the MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	Net Exposure Due (to)/from Counterparty[1]
BNP Paribas S.A.	$ 419,187	$ (417,770)	$ 1,417
Credit Suisse Securities (USA) LLC	2,385,076	(2,383,476)	1,600
Deutsche Bank Securities, Inc.	1,129,485	(1,124,593)	4,892
J.P. Morgan Securities LLC	1,769,810	(1,769,333)	477
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,989,721	(4,973,463)	16,258

Total	$10,693,279	$(10,668,635)	$24,644

[1]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	29

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.50%

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	31

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Average Daily Net Assets	Investment Advisory Fee
$1 Billion — $3 Billion	0.47%
$3 Billion — $5 Billion	0.45%
$5 Billion — $10 Billion	0.44%
Greater than $10 Billion	0.43%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2017, the class specific distribution fees borne directly by Class III is $2,846.

Transfer Agent: The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$69,142	$1,417	$70,559

Expense Limitations, Waivers and Reimbursements: The Manager has agreed to voluntarily waive 0.10% of its investment advisory fee by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2017, the amount waived was $36,668.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $197.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective May 1, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2017, there were no fees waived by the Manager.

For the six months ended June 30, 2017, the Fund reimbursed the Manager $476 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$69,142	$738	$69,880

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to April 30, 2018 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, there were no fees waived and/or reimbursed by the Manager.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$320,653,420	$346,456,953
U.S. Government Securities	$103,347,620	$103,575,254

For the six months ended June 30, 2017, purchases and sales related to mortgage dollar rolls were $149,724,256 and $149,718,686, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2016, the Fund had capital loss carryforwards of $2,865,478, with no expiration dates, available to offset future realized capital gains.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$97,933,502

Gross unrealized appreciation	$307,810
Gross unrealized depreciation	(402,228)

Net unrealized depreciation	$(94,418)

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	33

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount in the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (concluded)	BlackRock U.S. Government Bond V.I. Fund

becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a prorata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	69,653	$ 709,543	298,687	$ 3,117,025
Shares issued in reinvestment of distributions	72,231	735,920	142,901	1,488,883
Shares redeemed	(559,280)	(5,702,882)	(1,443,563)	(15,070,332)

Net decrease	(417,396)	$(4,257,419)	(1,001,975)	$(10,464,424)

Class III
Shares sold	42,972	$ 437,911	869,182	$ 9,025,554
Shares issued in reinvestment of distributions	2,051	20,869	6,710	70,048
Shares redeemed	(181,621)	(1,849,767)	(790,237)	(8,272,721)

Net increase (decrease)	(136,598)	$(1,390,987)	85,655	822,881

Total Net Decrease	(553,994)	$(5,648,406)	(916,320)	$(9,641,543)

At June 30, 2017, 1,963 Class III Shares of the Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	35

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds, Inc. (the “Corporation”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements”) between the Corporation, on behalf of BlackRock Advantage Large Cap Core V.I. Fund (the “Advantage Large Cap Core V.I. Fund”), BlackRock Advantage Large Cap Value V.I. Fund (the “Advantage Large Cap Value V.I. Fund”), BlackRock Advantage U.S. Total Market V.I. Fund (the “Advantage U.S. Total Market V.I. Fund”), BlackRock Basic Value V.I. Fund (the “Basic Value V.I. Fund”), BlackRock Capital Appreciation V.I. Fund (the “Capital Appreciation V.I. Fund”), BlackRock Equity Dividend V.I. Fund (the “Equity Dividend V.I. Fund”), BlackRock Global Allocation V.I. Fund (the “Global Allocation V.I. Fund”), BlackRock Global Opportunities V.I. Fund (the “Global Opportunities V.I. Fund”), BlackRock Government Money Market V.I. Fund (the “Government Money Market V.I. Fund”), BlackRock High Yield V.I. Fund (the “High Yield V.I. Fund”), BlackRock International V.I. Fund (the “International V.I. Fund”), BlackRock iShares Alternative Strategies V.I. Fund (the “iShares Alternative Strategies V.I. Fund”), BlackRock iShares Dynamic Allocation V.I. Fund (the “iShares Dynamic Allocation V.I. Fund”), BlackRock iShares Dynamic Fixed Income V.I. Fund (the “iShares Dynamic Fixed Income V.I. Fund”), BlackRock iShares Equity Appreciation V.I. Fund (the “iShares Equity Appreciation V.I. Fund), BlackRock Large Cap Focus Growth V.I. Fund (the “Large Cap Focus Growth V.I. Fund”), BlackRock Managed Volatility V.I. Fund (the “Managed Volatility V.I. Fund”), BlackRock S&P 500 Index V.I. Fund (the “S&P 500 Index V.I. Fund”), BlackRock Total Return V.I. Fund (the “Total Return V.I. Fund”) and BlackRock U.S. Government Bond V.I. Fund (the “U.S. Government Bond V.I. Fund”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and (a) BlackRock International Limited; (b) BlackRock Asset Management North Asia Limited; and (c) BlackRock (Singapore) Limited (collectively, the “Sub-Advisors”), respectively with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	1

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and, with respect to Advantage Large Cap Core V.I. Fund, Advantage Large Cap Value V.I. Fund, Advantage U.S. Total Market V.I. Fund, Basic Value V.I. Fund, Capital Appreciation V.I. Fund, Global Opportunities V.I. Fund, International V.I. Fund, and Large Cap Focus Growth V.I. Fund, the applicable Morningstar Classification; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, as applicable each for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category as well as, with respect to Advantage Large Cap Core V.I. Fund, Advantage Large Cap Value V.I. Fund, Advantage U.S. Total Market V.I. Fund, Basic Value V.I. Fund, Capital Appreciation V.I. Fund, Global Opportunities V.I. Fund, International V.I. Fund, and Large Cap Focus Growth V.I. Fund, the applicable Morningstar Classification. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Advantage Large Cap Core V.I. Fund ranked in the third quartile, against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Advantage Large Cap Core V.I. Fund. The Board and BlackRock reviewed the Advantage Large Cap Core V.I. Fund’s underperformance during these periods. The Board noted that effective June 12, 2017, the Advantage Large Cap Core V.I. Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Large Cap Core V.I. Fund to BlackRock Advantage Large Cap Core V.I. Fund.

The Board noted that for the one-, three- and five-year periods reported, the Advantage Large Cap Value V.I. Fund ranked in the third, second and third quartiles, respectively, against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Advantage Large Cap Value V.I. Fund. The Board and BlackRock reviewed the Advantage Large Cap Value V.I. Fund’s underperformance during the one-year and five-year periods. The Board noted that effective June 12, 2017, the Advantage Large Cap Value V.I. Fund had undergone changes in its investment objective, investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Large Cap Value V.I. Fund to BlackRock Advantage Large Cap Value V.I. Fund.

The Board noted that for each of the one-, three- and five-year periods reported, the Advantage U.S. Total Market V.I. Fund ranked in the second quartile, against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Advantage U.S. Total Market V.I. Fund. The Board noted that effective June 12, 2017, the Advantage U.S. Total Market V.I. Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Value Opportunities V.I. Fund to BlackRock Advantage U.S. Total Market V.I. Fund.

The Board noted that for the one-, three- and five-year periods reported, the Basic Value V.I. Fund ranked in the first, third, and second quartiles, respectively, against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Basic Value V.I. Fund. The Board and BlackRock reviewed the Basic Value V.I. Fund’s underperformance during the three-year period. BlackRock and the Board previously had discussed changes within the portfolio management team. The Board will continue to monitor the Basic Value V.I. Fund’s performance.

The Board noted that for each of the one-, three- and five-year periods reported, the Capital Appreciation V.I. Fund ranked in the fourth quartile against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Capital Appreciation V.I. Fund. The Board and BlackRock reviewed the Capital Appreciation V.I. Fund’s underperformance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Capital Appreciation V.I. Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Capital Appreciation V.I. Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	3

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board noted that for the one-, three- and five-year periods reported, the Equity Dividend V.I. Fund ranked in the second, first and fourth quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Equity Dividend V.I. Fund’s underperformance during the five-year period.

The Board noted that for the one-, three- and five-year periods reported, the Global Allocation V.I. Fund ranked in the third, second and second quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Global Allocation V.I. Fund’s underperformance during the one-year period.

The Board noted that for the one-, three- and five-year periods reported, the Global Opportunities V.I. Fund ranked in the third, fourth, and fourth quartiles, respectively, against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Global Opportunities V.I. Fund. The Board and BlackRock reviewed the Global Opportunities V.I. Fund’s underperformance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Global Opportunities V.I. Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Global Opportunities V.I. Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for each of the one-, three- and five-year periods reported, the Government Money Market V.I. Fund ranked in the first quartile, against its Broadridge Performance Universe. The Board reviewed the Government Money Market V.I. Fund’s performance within the context of the low yield environment that has existed over the past few years.

The quartile standing of the Government Money Market V.I. Fund in its Broadridge Performance Universe takes into account the Fund’s current yield only. BlackRock has reviewed with the Board that a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Government Money Market V.I. Fund’s current yield performance, it also examines the liquidity, duration, and credit quality of the Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

The Board noted that for the one-, three- and five-year periods reported, the High Yield V.I. Fund ranked in the third, second and first quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the High Yield V.I. Fund’s underperformance during the one-year period.

The Board noted that for each of the one-, three- and five-year periods reported, the International V.I. Fund ranked in the third quartile against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the International V.I. Fund. The Board and BlackRock reviewed the International V.I. Fund’s underperformance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the International V.I. Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the International V.I. Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for the one-year and since-inception periods reported, the iShares Alternative Strategies V.I. Fund ranked in the second and first quartiles, respectively, against its Broadridge Performance Universe.

The Board noted that for the one-year and since-inception periods reported, the iShares Dynamic Allocation V.I. Fund ranked in the second and third quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the iShares Dynamic Allocation V.I. Fund’s underperformance during the since-inception period.

The Board noted that for the one-year and since-inception periods reported, the iShares Dynamic Fixed Income V.I. Fund ranked in the fourth and third quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the iShares Dynamic Fixed Income V.I. Fund’s underperformance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the iShares Dynamic Fixed Income V.I. Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the iShares Dynamic Fixed Income V.I. Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for the one-year and since-inception periods reported, the iShares Equity Appreciation V.I. Fund ranked in the first and fourth quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the iShares Equity Appreciation V.I. Fund’s underperformance during the since-inception period.

The Board and BlackRock discussed BlackRock’s strategy for improving the iShares Equity Appreciation V.I. Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the iShares Equity Appreciation V.I. Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board noted that for the one-, three- and five-year periods reported, the Large Cap Focus Growth V.I. Fund ranked in the first, first and second quartiles, respectively, against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Large Cap Focus Growth V.I. Fund. The Board noted that effective June 12, 2017 the Large Cap Focus Growth V.I. Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Large Cap Growth V.I. Fund to BlackRock Large Cap Focus Growth V.I. Fund.

The Board noted that for the one-, three- and five-year periods reported, the Managed Volatility V.I. Fund ranked in the fourth, third, and third quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Managed Volatility V.I. Fund’s underperformance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Managed Volatility V.I. Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Managed Volatility V.I. Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for each of the one-, three-, and five-year periods reported, the S&P 500 Index V.I. Fund ranked in the second quartile against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Total Return V.I. Fund ranked in the third, second, and second quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Total Return V.I. Fund’s underperformance during the one-year period.

The Board noted that for the one-, three- and five-year periods reported, the U.S. Government Bond V.I. Fund ranked in the first, first and second quartiles, respectively, against its Broadridge Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	5

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board noted that the Advantage Large Cap Core V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Advantage Large Cap Core V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Advantage Large Cap Core V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Advantage Large Cap Core V.I. Fund on a class-by-class basis.

The Board noted that the Advantage Large Cap Value V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Advantage Large Cap Value V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Advantage Large Cap Value V.I. Fund. This waiver may be discontinued at any time without notice. The Board further noted that BlackRock has contractually agreed to a cap on the Advantage Large Cap Value V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that, in connection with the changes to the Advantage Large Cap Value V.I. Fund’s investment strategy, BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This contractual expense cap reduction was implemented on June 12, 2017. Finally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Advantage Large Cap Value V.I. Fund on a class-by-class basis. The Board also noted that under the new contractual expense cap the Advantage Large Cap Value V.I. Fund’s estimated total expense ratio is expected to rank in the first quartile.

The Board noted that the Advantage U.S. Total Market V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Advantage U.S. Total Market V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Advantage U.S. Total Market V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that, in connection with the changes to the Advantage U.S. Total Market V.I. Fund’s investment strategy, BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This contractual expense cap reduction was implemented on June 12, 2017. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Advantage U.S. Total Market V.I. Fund on a class-by-class basis. The Board also noted that based on a pro-forma Broadridge expense group chosen for the new investment strategy of the Advantage U.S. Total Market V.I. Fund, and under the new contractual expense cap, the Fund’s estimated total expense ratio is expected to rank in the first quartile.

The Board noted that the Basic Value V.I. Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Basic Value V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Basic Value V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Basic Value V.I. Fund on a class-by-class basis.

The Board noted that the Capital Appreciation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Capital Appreciation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Capital Appreciation V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Capital Appreciation V.I. Fund on a class-by-class basis.

The Board noted that the Equity Dividend V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Equity Dividend V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Equity Dividend V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Equity Dividend V.I. Fund on a class-by-class basis.

The Board noted that the Global Allocation V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Global Allocation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Global Allocation V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Global Allocation V.I. Fund on a class-by-class basis.

The Board noted that the Global Opportunities V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Global Opportunities V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Global Opportunities V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board also noted that BlackRock agreed to a lower contractual expense cap on a class-by-class basis. The expense cap reduction was implemented on June 1, 2015. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Global Opportunities V.I. Fund on a class-by-class basis.

The Board noted that the Government Money Market V.I. Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board reviewed the Government Money Market V.I. Fund’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that the Government Money Market V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Government Money Market V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class by class basis, which was implemented on March 1, 2016. The Board also noted that, in connection with the lower contractual expense cap, effective March 1, 2016, BlackRock had discontinued the cap on certain operational and recordkeeping fees for the Government Money Market V.I. Fund on a class-by-class basis. Finally, the Board noted that, to enable the Government Money Market V.I. Fund to maintain minimum levels of daily net investment income, BlackRock has voluntarily agreed to waive a portion of its fees and/or reimburse the Fund’s operating expenses as necessary. This waiver and/or reimbursement may be discontinued at any time without notice.

The Board noted that the High Yield V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the High Yield V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of Total Return V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the High Yield V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield V.I. Fund on a class-by-class basis.

The Board noted that the International V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the International V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the International V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the International V.I. Fund on a class-by-class basis.

BlackRock has reviewed with the Board that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board noted that the iShares Alternative Strategies V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that the iShares Alternative Strategies V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to a cap on the iShares Alternative Strategies V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

BlackRock has reviewed with the Board that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board noted that the iShares Dynamic Allocation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that the iShares Dynamic Allocation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to a cap on the iShares Dynamic Allocation V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	7

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

BlackRock has reviewed with the Board that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board noted that the iShares Dynamic Fixed Income V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that the iShares Dynamic Fixed Income V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to a cap on the iShares Dynamic Fixed Income V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

BlackRock has reviewed with the Board that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board noted that the iShares Equity Appreciation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that the iShares Equity Appreciation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to a cap on the iShares Equity Appreciation V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Large Cap Focus Growth V.I. Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board also noted that the Large Cap Focus Growth V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Large Cap Focus Growth V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Large Cap Focus Growth V.I. Fund on a class-by-class basis. The Board also noted that based on a pro-forma Broadridge expense group chosen for the new investment strategy of the Large Cap Focus Growth V.I. Fund, the Fund’s estimated total expense ratio is expected to rank in the third quartile.

The Board noted that the Managed Volatility V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Managed Volatility V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Managed Volatility V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board also noted that BlackRock had agreed to a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on June 1, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap. Finally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Managed Volatility V.I. Fund on a class-by-class basis.

The Board noted that the S&P 500 Index V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the S&P 500 Index V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to waive a portion of the advisory fee payable by the S&P 500 Index V.I. Fund. Finally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the S&P 500 Index V.I. Fund on a class-by-class basis.

The Board noted that the Total Return V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Total Return V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of High Yield V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Total Return V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Total Return V.I. Fund on a class-by-class basis.

The Board noted that the U.S. Government Bond V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the U.S. Government Bond V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the U.S. Government Bond V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond V.I. Fund on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the U.S. Government Bond V.I. Fund. The waiver was increased on June 15, 2016. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver. This waiver may be discontinued at any time without notice.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2018, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, as applicable, for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	9

Disclosure of Sub-Advisory Agreement

BlackRock Global Opportunities V.I. Fund

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds, Inc. (the “Corporation”), on behalf of its series BlackRock Global Opportunities V.I. Fund (the “Fund”), met in person on May 9-10, 2017 (the “May Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited with respect to the Fund. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios of the Corporation.

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the May Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on April 6, 2017 (the “April Meeting”) and the May Meeting. A discussion of the basis for the Board’s approval of this agreement at the April and May Meetings is included in this shareholder report. The factors considered by the Board at the May Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the April and May Meetings for the Fund’s investment advisory agreement with the Manager.

Following discussion, all the Board Members present at the May Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement between the Manager and BlackRock International Limited with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisers BlackRock International Limited[1] Edinburgh, United Kingdom BlackRock Asset Management North Asia Limited[2] Hong Kong BlackRock (Singapore) Limited[2] 079912 Singapore	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodians The Bank of New York Mellon[3] New York, NY 10286 Brown Brothers Harriman & Co.[4] Boston, MA 02109

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I Fund.

[2]	For BlackRock Managed Volatility V.I. Fund.

[3]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

[4]	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017	11

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2017

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Government Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

VS-6/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: August 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: August 28, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date: August 28, 2017

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